UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐ Preliminary Information Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒ Definitive Information Statement

YOUCHANGE HOLDINGS CORP
(Name Of Registrant As Specified In Its Charter)

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YOUCHANGE HOLDINGS CORP
2209 W. 1st Street, Suite A113
Tempe, AZ 85281

To the Stockholders of YouChange Holdings Corp,

This Information Statement is furnished by the Board of Directors of YouChange Holdings Corp, a Nevada corporation ("YouChange"), to the holders of record at the close of business on June 1, 2012 of the outstanding shares of Common Stock, $.001 par value, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The purpose of this Information Statement is to inform YouChange’s stockholders that on June 14, 2012, holders of approximately 53% of the outstanding shares of YouChange’s Common Stock acted by written consent in lieu of a special meeting of stockholders to approve amendments to YouChange’s Articles of Incorporation (i) to change its name from “YouChange Holdings Corp” to “Infinity Resources Corp”; (ii) to increase the number of authorized shares of Common Stock from 60,000,000 to 100,000,000 and to authorize a total of 10,000,000 shares of Preferred Stock to be designated in series or classes as the YouChange Board of Directors shall determine; (iii) to provide for a recapitalization of YouChange in which each five shares of the issued and outstanding shares of YouChange’s Common Stock will be converted into one share of fully paid and nonassessable Common Stock of YouChange (a 1-for-5 reverse stock split); and (iv) to divide the Board of Directors into three classes, as nearly equal in number as possible, designated Class I, Class II, and Class III with Class I directors initially serving until the 2013 meeting of stockholders, Class II directors initially serving until the 2014 meeting of stockholders, and Class III directors initially serving until the 2015 meeting of stockholders.  This Information Statement is prepared and delivered to meet the requirements of Section 78.390 of the Nevada Revised Statutes.

The amendments to YouChange’s Articles of Incorporation to be made in connection with the matters subject to approval of the stockholders will not become effective until they are filed with the Secretary of State of the State of Nevada, which will not occur until at least 20 days after delivery of this Information Statement.

No action is required by you. The accompanying Information Statement is furnished only to inform YouChange’s stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being mailed to you on or about August 24, 2012.

This Information Statement constitutes notice to you of action by written consent contemplated by Section 78.320 of the Nevada Revised Statutes.

YOUCHANGE IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND YOUCHANGE A PROXY.

PLEASE NOTE THAT YOUCHANGE’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AMENDMENTS TO YOUCHANGE’S ARTICLES OF INCORPORATION TO CHANGE ITS NAME, TO INCREASE THE AUTHORIZED CAPITAL OF YOUCHANGE, TO EFFECT A RECAPITALIZATION OF YOUCHANGE, AND TO DIVIDE THE YOUCHANGE BOARD OF DIRECTORS INTO THREE CLASSES.  THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND CONSEQUENTLY, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THESE TRANSACTIONS.

By Order of the Board of Directors,

Jeffrey Rassás
President and CEO
Tempe, Arizona

August 24, 2012

YOUCHANGE HOLDINGS CORP
2209 W. 1st Street, Suite A113
Tempe, AZ 85281

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14c-2 THEREUNDER

YOUCHANGE HOLDINGS CORP IS NOT SOLICITING PROXIES IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.  THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE ALREADY BEEN APPROVED BY THE WRITTEN CONSENT OF STOCKHOLDERS WITH A MAJORITY OF THE VOTING RIGHTS.  NO VOTE OR OTHER ACTION BY STOCKHOLDERS OF YOUCHANGE HOLDINGS CORP IS REQUIRED TO BE TAKEN IN CONNECTION WITH THIS INFORMATION STATEMENT.

This Information Statement is expected to be mailed on or about August 24, 2012, to the holders of record at the close of business on June 1, 2012 of the outstanding shares of Common Stock, $.001 par value, of YouChange Holdings Corp, a Nevada corporation ("YouChange"), to notify them about action that the holders of approximately 53% of YouChange’s outstanding shares of Common Stock have taken by written consent in lieu of a meeting of the stockholders.  This action was taken on June 14, 2012, in accordance with relevant sections of the Nevada Revised Statutes.  This action was taken by YouChange’s majority stockholders who own in excess of the required majority of YouChange’s outstanding shares of Common Stock necessary for adoption of the actions.  The amendments to YouChange’s Articles of Incorporation to be made in connection with the matters subject to approval of the stockholders will not become effective until they are filed with the Secretary of State of the State of Nevada, which will not occur until at least 20 days after delivery of this Information Statement.  The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

YouChange has asked brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement constitutes notice to you of action by written consent contemplated by Section 78.320 of the Nevada Revised Statutes.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  YOUCHANGE IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND YOUCHANGE A PROXY.

PLEASE NOTE THAT YOUCHANGE’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AMENDMENTS TO YOUCHANGE’S ARTICLES OF INCORPORATION TO CHANGE ITS NAME, TO INCREASE THE AUTHORIZED CAPITAL OF YOUCHANGE, TO EFFECT A RECAPITALIZATION OF YOUCHANGE, AND TO DIVIDE THE YOUCHANGE BOARD OF DIRECTORS INTO THREE CLASSES. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND CONSEQUENTLY, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THESE ACTIONS.

SUMMARY TERM SHEET

The following summary highlights selected information from this Information Statement and may not contain all of the information that is important to you.  Accordingly, YouChange encourages you to read carefully this entire Information Statement, its annexes, and the documents referred to in this Information Statement.  Each item in this summary includes a page reference directing you to a more complete description of that item in this Information Statement.  You may obtain the information incorporated by reference into this Information Statement by following the instructions under “Where You Can Find More Information” beginning on page 78.

This Information Statement is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14C and corresponding rules promulgated thereunder.  The information contained in this Information Statement concerning Earth911, Inc. (“Earth 911”), the directors to be appointed to the YouChange Board of Directors as contemplated by the Merger Agreement (as defined below), and certain of the individuals to be appointed as YouChange’s executive officers has been furnished to YouChange by Earth911, and YouChange assumes no responsibility for the accuracy or completeness of any such information.

The Companies

YouChange Holdings Corp
2209 West 1st Street, Suite A113
Tempe, Arizona 85281
(866) 712-9273

YouChange Holdings Corp (“YouChange”) is a Nevada corporation that was formed as a software and services venture in the green technology (“GreenTech”) sector to develop a leading social movement focusing on the elimination of electronic waste (“eWaste”) in the United States, including used, obsolete, and end-of-life consumer electronics and computer devices.  The GreenTech sector is a recognized business sector also known as Environmental Technology or “Envirotech.”  Companies in this sector apply environmental science in an effort to help conserve the environment and choose business approaches that are environmentally and economically sustainable.

For more information about YouChange, please visit its website at www.youchange.com. The YouChange website address is provided as an inactive textual reference only.  The information on the website is not incorporated into, and does not form a part of, this Information Statement.  Detailed descriptions about YouChange’s business and financial results are contained in YouChange’s Annual Report on Form 10-K, which is incorporated in this Information Statement by reference.  See “Where You Can Find More Information” beginning on page 78.

Earth911, Inc.
1375 North Scottsdale Road, Suite 140
Scottsdale, Arizona 85257
(480) 889-2650

Earth911 is a Delaware corporation whose business is to provide businesses with management programs to reuse, recycle, and dispose of a wide variety of waste streams and recyclables generated by their business and provide consumers and consumer product companies with information and instructions necessary to empower them to recycle or properly dispose of household products and packaging.  Earth911’s comprehensive reuse, recycling, and proper disposal management programs are designed to enable regional and national companies, hospital systems, and universities to have a single point of contact for managing a variety of waste streams and recyclables.  Earth911’s directory of local recycling and proper disposal options empowers consumers directly and enables consumer product companies to empower their customers by giving them the guidance necessary for the proper recycling or disposal of a wide range of household products and materials, including the “why, where, and how” of recycling.

YouChange Merger Subsidiary Corp.
2209 West 1st Street, Suite A113
Tempe, Arizona 85281
(866) 712-9273

YouChange Merger Subsidiary Corp. (“YCMS”) is a Delaware corporation and wholly owned subsidiary of YouChange formed for the sole purpose of completing the Merger (as defined below) with Earth911.  YCMS has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.  Upon the Closing of the Merger Agreement, YCMS will merge with and into Earth911, and YCMS will cease to exist.  Earth911 will continue its existence as the surviving corporation under the name “Earth911, Inc.”

The Merger (see page 24)

On May 21, 2012, YouChange, Earth911, and YCMS entered into an Agreement and Plan of Merger and on August 22, 2012 entered into Amendment No. 1 to Agreement and Plan of Merger (the “Merger Agreement”).  As contemplated by the Merger Agreement, upon closing (i) YCMS will merge with and into Earth911 and the corporate existence of Earth911 will continue as the surviving entity and a wholly owned subsidiary of YouChange (the “Merger”); (ii) all issued and outstanding shares of capital stock of Earth911 will be exchanged for newly issued shares of YouChange’s Common Stock such that the former stockholders of Earth911 will own 85% of the issued and outstanding shares of YouChange’s Common Stock; (iii) the terms of each outstanding option and warrant to purchase shares of Earth911 Common Stock, will be converted into options and warrants, as the case may be, to acquire shares of YouChange’s Common Stock using the same ratio as the exchange of shares of Earth911 capital stock for shares of YouChange’s Common Stock; (iv) YouChange’s Amended and Restated Articles of Incorporation will be filed and become effective; (v) YouChange’s Bylaws will be amended and restated; and (vi) new directors will be appointed to the YouChange Board of Directors and a new chief executive officer, a new President, and a new Secretary of YouChange will be appointed.  In this Information Statement, YouChange refers to the transactions contemplated under the Merger Agreement as, collectively, the "Merger Transactions," and YouChange refers to the consummation of Merger Transactions, which it anticipates to occur on or about September 5, 2012, as the "Closing."

Conditions to Closing the Merger Agreement (see page 31)

The obligations of YouChange and YCMS to close the Merger Agreement are subject to the satisfaction or waiver of the following conditions:

•	The representations and warranties of Earth911 being true and correct in the manner discussed in the Merger Agreement;
•	The performance by Earth911 in all material respects of the obligations under the Merger Agreement;
•	No material adverse change to the business, properties, operating results or financial condition of Earth911;
•	The delivery by Earth 911 of a certificate signed by an authorized officer certifying as to the matters set forth in the preceding three bullet points;
•	All corporate action on the part of the board of directors and stockholders of Earth911 approving and adopting the Merger Agreement and the Merger Transactions;
•	The absence of legal prohibitions, actions or proceedings on the Closing of the Merger;
•	Dissenter’s rights of appraisal under the Delaware General Corporate Law shall not have been effectively reserved by owners of more than 5% of the outstanding shares of Earth911 Common Stock;

•	The delivery of an executed Voting Agreement by certain principal stockholders of Earth911 approving the Merger Agreement and the Merger Transactions; and
•
The delivery by Earth 911 of a certificate signed by its secretary certifying the organizational documents, board of directors and stockholders approvals of the Merger Agreement and the Merger Transactions, and verifying the incumbency of each authorized officer who executes the Merger Agreement and any document contemplated by the Merger Agreement.

The obligation of Earth911 to close the Merger Agreement is subject to the satisfaction or waiver of the following conditions:

•	The representations and warranties of YouChange and YCMS being true and correct in the manner discussed in the Merger Agreement;
•	The performance by YouChange and YCMS in all material respects of the obligations under the Merger Agreement, including the filing of the Amendments with the Secretary of State of the State of Nevada;
•	No material adverse change to the business, properties, operating results or financial condition of YouChange and its subsidiaries;
•	The delivery by YouChange of a certificate signed by an authorized officer certifying as to the matters set forth in the preceding three bullet points;
•	All corporate action on the part of the board of directors and stockholders of YouChange and YCMS, as the case may be, approving and adopting the Merger Agreement and the Merger Transactions;
•	The absence of legal prohibitions, actions or proceedings on the Closing of the Merger;
•	Dissenter’s rights of appraisal under the Nevada Revised Statutes shall not have been effectively reserved by owners of more than 5% of the outstanding shares of YouChange’s Common Stock;
•	The delivery of an executed Voting Agreement by certain principal stockholders of YouChange approving the Amendments and by YCMS approving the Merger Agreement and the Merger Transactions; and
•
The delivery by YouChange and YCMS of certificates signed by their respective secretaries certifying the organizational documents, boards of directors and stockholders approvals of the Merger Agreement, the Merger Transactions and the Amendments, as the case may be, and verifying the incumbency of each authorized officer who executes the Merger Agreement and any document contemplated by the Merger Agreement.

Abandonment of the Merger (see page 33)

Notwithstanding approval of the Merger Agreement by the stockholders of the various parties, the Merger may be abandoned prior to the Closing by mutual agreement of the parties’ respective boards of directors and under other circumstances described under “Abandonment of the Merger” by the board of directors of a party for the other party failing to satisfy, comply with, or perform a condition to the Closing.

Amended and Restated Articles of Incorporation (see page 42)

The Merger Agreement requires YouChange to amend and restate its Articles of Incorporation (i) to change its name from YouChange Holdings Corp to Infinity Resources Corp. (the “Name Change”); (ii) to increase the number of authorized shares of Common Stock from 60,000,000 to 100,000,000 and to authorize a total of 10,000,000 shares of Preferred Stock to be designated in series or classes and the number of each series or class, including the voting powers, designations, limitations, restrictions, and relative rights of each series or class of stock, as the YouChange Board of Directors shall determine in its sole discretion (the “Share Increase”); (iii) to provide for a recapitalization of YouChange in which each five shares of the issued and outstanding shares of YouChange’s Common Stock will be converted into one share of fully paid and nonassessable Common Stock of YouChange (a 1-for-5 reverse stock split) (the “Reverse Split”); and (iv) to divide the Board of Directors into three classes, as nearly equal in number as possible, designated Class I, Class II, and Class III with Class I directors initially serving until the 2013 meeting of stockholders, Class II directors initially serving until the 2014 meeting of stockholders, and Class III directors initially serving until the 2015 meeting of stockholders (the “Director Classes”) (collectively, the amendments to YouChange’s Articles of Incorporation for the Name Change, the Share Increase, the Reverse Split, and the Director Classes are known as the “Amendments”).

Amended and Restated Bylaws (see page 33)

Pursuant to YouChange’s current Bylaws, dated October 23, 2007, by unanimous vote the Board of Directors has the power and authority to alter, amend, and repeal the current Bylaws and to adopt new Bylaws.  By unanimous written consent on May 12, 2012, the Board of Directors adopted its Amended and Restated Bylaws that includes, but is not limited to, provisions for (i) the offices of YouChange; (ii) meetings of the stockholders, including matters of notice, quorum, proxy, voting, and action without a meeting; (iii) the Board of Directors, including matters of powers, number and term of office, elections, resignation and removal, vacancies, nature and place of meetings, quorum, action by unanimous written consent, compensation, and committees; (iv) officers, including matters related to elections, removal and resignation, vacancies, and powers and duties; (v) corporate instruments, checks, drafts, bank accounts, etc.; (vi) shares of capital stock and their transfer including matters involving stock certificates, record holders, and record date; (vii) indemnification provisions; and (viii) miscellaneous provisions.

Material U.S. Federal Income Tax Consequences of the Merger (see page 28)

The Merger is intended to be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, as amended (the “Code”), and each of YouChange, Earth911, and YCMS will be a party to that reorganization within the meaning of Section 368(b) of the Code.  As a result, (1) no gain or loss will be recognized by a holder of Earth911 common stock resulting from the conversion of shares of Earth911 common stock into shares of YouChange Common Stock pursuant to the Merger; (2) the aggregate tax basis of the shares of YouChange Common Stock received in the Merger will be the same as the aggregate tax basis of the shares of Earth911 common stock converted in the Merger; and (3) the holding period of the shares of YouChange Common Stock received in the Merger will include the holding period of the Earth911 common stock converted in the Merger.

Risks (see page 12)

An investment in the combined company may include different risks than an investment in YouChange on a stand-alone basis.  Moreover, by reason of the pending Merger, and the resulting change in the business of the combined company as compared to YouChange’s business as currently conducted, the nature of the investment by each stockholder of YouChange will change.   You should carefully review the risks described in the section entitled “Risk Factors” together with all of the other information included in this Information Statement.

Directors and Officers Following the Merger (see page 53)

The Merger Agreement contemplates that (i) Barry M. Monheit, Chief Executive Officer and a Director of Earth911, and Colton R. Melby, Vice Chairman of Earth911, will be Class I directors of YouChange following the Merger; (ii) Richard R. Quinn, director of Earth911, and I. Marie Wadecki will be Class II directors of YouChange following the Merger; and (iii) Mitchell A. Saltz, Chairman of Earth911, and Ronald L. Miller, Jr., director of Earth911, will be Class III directors of YouChange following the Merger.

In addition, the Merger Agreement contemplates that (i) Barry M. Monheit, currently Chief Executive Officer and a director of Earth911, will serve as Chief Executive Officer; (ii) Corey Lambrecht, currently President and Chief Operating Officer of Earth911, will serve as President of Earth911; (iii) Derrick Mains, currently Executive Vice President of YouChange, will serve as President of YouChange; and (iv) Richard A. Papworth, currently Chief Financial Officer and a director of YouChange, will serve as Chief Financial Officer.

No Dissenter’s Appraisal Rights or Similar Rights (see page 50)

As no stockholder’s approval is required for the Merger Agreement, dissenter’s appraisal rights or similar rights are inapplicable.  Dissenters to the proposed Amendments do not have any appraisal rights or similar rights.

Approval of YouChange Stockholders (see page 27)

Approval and adoption of the Merger Agreement and the Merger Transactions, including the Amendments, by the YouChange Board of Directors was obtained by unanimous written consent on May 12, 2012.  In addition to approval by the YouChange Board of Directors, the affirmative vote or written consent of YouChange’s stockholders holding a majority of the issued and outstanding shares of YouChange’s Common Stock was required to approve and adopt the Amendments.  The requisite stockholder’s approval was obtained by written consent on June 14, 2012, whereby stockholders who collectively owned approximately 53% of YouChange’s outstanding Common Stock on that date delivered written consents to YouChange approving the Amendments.  No further action by any other stockholders of YouChange is required in connection with the approval of the Amendments.  This Information Statement is being provided solely for information purposes and not in connection with a vote of YouChange’s stockholders.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND
THE MERGER TRANSACTIONS, INCLUDING THE AMENDMENTS

The following questions and answers are set forth to address some commonly asked questions about the Merger and the Merger Transactions, including the Amendments.  These questions and answers may not address all questions that may be important to you as a stockholder.  Please refer to the more detailed information contained elsewhere in this Information Statement, the Annexes to this Information Statement, and the documents referred to or incorporated by reference in this Information Statement.

What Is The Proposed Transaction?

The proposed transaction is the acquisition of Earth911 by YouChange pursuant to the Merger Agreement.  One of the conditions to the Closing of the Merger is the filing with the Secretary of State of the State of Nevada the Amendments to YouChange’s Articles of Incorporation (i) to change its name from “YouChange Holdings Corp” to “Infinity Resources Corp.”; (ii) to increase the number of authorized shares of Common Stock from 60,000,000 to 100,000,000 and to authorize a total of 10,000,000 shares of Preferred Stock to be designated in series or classes as the YouChange Board of Directors shall determine; (iii) to provide for a recapitalization of YouChange in which each five shares of the issued and outstanding shares of YouChange’s Common Stock will be converted into one share of fully paid and nonassessable Common Stock of YouChange (a 1-for-5 reverse stock split); and (iv) to divide the Board of Directors into three classes, as nearly equal in number as possible, designated Class I, Class II, and Class III with Class I directors initially serving until the 2013 meeting of stockholders, Class II directors initially serving until the 2014 meeting of stockholders, and Class III directors initially serving until the 2015 meeting of stockholders.  The filing of the Amendments with the Secretary of State of the State of Nevada is being undertaken solely for the purposes of satisfying the requirements of the Merger Agreement.

If the Merger Is Closed, What Happens To My Shares of Common Stock In YouChange?

Your ownership of shares of Common Stock will not change as a result of the Closing.  There will be neither any exchange of nor any new consideration received for your shares of Common Stock.  All of the preferences, relative rights and other rights you have in your shares of Common Stock will be unaffected.  Do not send in your stock certificates.

When Is The Merger Expected To Close?

The Closing of the Merger cannot occur until 20 days after YouChange mails this Information Statement to YouChange’s stockholders.  YouChange anticipates the Closing to occur on or about September 5, 2012 or as promptly as practicable thereafter.

What Happens If The Merger Does Not Close?

If the Closing of the Merger does not occur, the Amendments will not be filed with the Secretary of State of the State of Nevada and will not become effective.

Why Did I Receive This Information Statement?

Provisions of the Nevada Revised Statutes and applicable securities regulations require YouChange to provide you with information regarding the Merger Agreement, the Merger Transactions, and the Amendments.

Why Am I Not Being Asked To Vote On The Merger Agreement, the Merger Transactions, and the Amendments?

The Merger itself occurs between YCMS and Earth911 whereby YCMS merges into Earth911, and Earth911 is the surviving entity as a wholly owned subsidiary of YouChange.  The Merger Agreement requires that the Amendments be made effective as a condition of the Closing.  Provisions of the Nevada Revised Statutes require approval of the Amendments by the YouChange Board of Directors and a majority of the outstanding shares of

YouChange’s Common Stock (YouChange’s outstanding shares of capital stock consist only of shares of Common Stock) voting as a single class.  Stockholder approval may be had at a stockholders’ meeting or by written consent in lieu of a stockholders’ meeting.  The requisite stockholder approval was obtained by written consent on June 14, 2012, whereby stockholders who collectively owned approximately 53% of YouChange’s outstanding Common Stock on that date delivered written consents to YouChange approving the Amendments.  As a result, your vote is not required and is not being sought.  YouChange is not asking you for a proxy and you are requested not to send YouChange a proxy.

What Is The Recommendation Of The Board Of Directors Regarding The Merger Agreement And The Merger Transactions, Including The Amendments?

The YouChange Board of Directors voted unanimously by written consent to approve the Merger Agreement and the Merger Transactions, including the Amendments, and determined that the Merger Agreement and the Merger Transactions, including the Amendments, were advisable, fair, and in the best interests of the stockholders and YouChange.

Am I Entitled To Appraisal Rights?

No.  There are no appraisal rights for YouChange’s stockholders related to the Merger Agreement, the Merger Transactions, and the Amendments.

Where Can I Find More Information About YouChange?

YouChange files periodic reports and other information with the SEC.  Such reports and other information are available for inspection at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for information about these facilities.  Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549.  The SEC also maintains a website on the Internet at www.sec.gov that contains reports, proxy statements, and other information about YouChange that it files electronically with the SEC.  For a more detailed description of the information available, please refer to the section entitled “Where You Can Find More Information” on page 78 of this Information Statement.

Who Can Help Answer My Questions?

If you have any questions about the Merger Agreement, the Merger Transactions and/or the Amendments after reading this Information Statement, please deliver a written request to YouChange Holdings Corp, Attention: President and CEO, 2209 W. 1st Street, Suite A113, Tempe, AZ 85281, or call (866)712-9273.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of plans, strategies and objectives of management for future operations; any statements concerning proposed new products, services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. All statements included in this Information Statement concerning activities, events or developments that YouChange expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements present YouChange’s estimates and assumptions only as of the date of this Information Statement and actual results could differ materially from the results discussed in the forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause actual results and performance to differ materially from any future results or performance expressed or implied by forward-looking statements, including the risk that the Merger will not close because of a failure to satisfy one or more of the closing conditions and that YouChange’s business will have been adversely impacted during the pendency of the Merger.

Although YouChange believes that the expectations reflected in any of its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed, or from any of its forward-looking statements.  YouChange’s future financial conditions and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties.
You should read these forward-looking statements carefully because they discuss YouChange’s expectations about its future performance, contain projections of its future operating results or its future financial condition, or state other “forward-looking” information.

In addition, the statements in this Information Statement are made as of August 6, 2012.  Subsequent events or developments may cause YouChange’s views to change.  Except for YouChange’s ongoing obligation to disclose material information as required by the federal securities laws, YouChange undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise.  These forward-looking statements should not be relied upon as representing YouChange’s views as of any date subsequent to August 6, 2012.  For additional information please refer to YouChange’s most recent Form 10-K, 10-Q, and 8-K reports filed with the Securities and Exchange Commission.

RISK FACTORS

An investment in the combined company may include different risks than an investment in YouChange on a stand-alone basis.  Moreover, by reason of the pending Merger, and the resulting change in the business of the combined company as compared to YouChange’s business as currently conducted, the nature of the investment by each stockholder of YouChange will change.  In addition to the other information contained in or incorporated by reference in this Information Statement, including the risk factors contained in YouChange’s annual report on Form 10-K for the year ended June 30, 2011, which are incorporated by reference in this Information Statement, you should carefully review the risks described below together with all of the other information included in this Information Statement.  Additional risks and uncertainties not presently known to YouChange or Earth911, or that are not currently believed to be important to you, if they materialize, also may adversely affect the Merger and YouChange and Earth911 as a combined company.

Risks Related to the Merger

The issuance of shares of YouChange common stock to Earth911 stockholders in the Merger will substantially dilute the percentage ownership interests of YouChange’s stockholders.

If the Merger is completed, YouChange will issue to Earth911 stockholders approximately 48,757,060 shares of YouChange Common Stock, representing 85% of YouChange’s Common Stock.  The issuance of YouChange Common Stock to Earth911 stockholders will cause a significant reduction in the relative percentage interest of YouChange’s current stockholders in YouChange’s earnings, if any, voting power, and market capitalization.

The combined company may not realize the benefits expected from the Merger.

The success of the Merger will depend in part on the success of management of the combined company in integrating the business, operations, technologies, and personnel of the two companies following the effective time of the Merger.  The inability of the combined company to meet the challenges involved in integrating successfully the operations of YouChange and Earth911 or otherwise to realize any of the anticipated benefits of the Merger could seriously harm the combined company’s results of operations.  In addition, the overall integration of the two companies may result in unanticipated operations problems, expenses, liabilities, and diversion of management’s attention.  The challenges involved in integration include the following:

•	integrating the business, operations, technologies, and services of the two companies;
•	retaining and assimilating the key personnel of each company and integrating the business cultures of both companies;
•	retaining existing customers of both companies and attracting additional customers;
•	retaining strategic partners of each company and attracting new strategic partners; and
•	creating uniform standards, controls, procedures, policies, and information systems.
YouChange and Earth911 may not be able to successfully integrate their operations in a timely manner, or at all, and the combined company may not realize the anticipated benefits of the Merger, including potential synergies or sales or growth opportunities, to the extent or in the time frame anticipated.  The anticipated benefits and synergies of the Merger are based on assumptions and current expectations, not actual experience, and assume a successful integration.  In addition to the potential integration challenges discussed above, the combined company’s ability to realize the benefits and synergies of the business combination could be adversely impacted to the extent that YouChange’s or Earth911’s relationships with existing or potential customers, suppliers, or strategic partners is adversely affected as a consequence of the Merger, or by practical or legal constraints on its ability to combine operations.

If the Merger is not completed, YouChange will have nonetheless incurred substantial costs, and its financial results and operations, and the market price of its common stock, may be adversely affected.

YouChange has incurred and expects to continue to incur substantial costs in connection with the pending Merger.  These costs are primarily associated with the fees of financial advisors, attorneys, and accountants.  In addition, YouChange has diverted significant management resources in an effort to complete the Merger and is subject to restrictions contained in the Merger Agreement on the conduct of its business.  If the Merger is not completed, YouChange will receive little or no benefit from these costs.

In addition, if the Merger is not completed, YouChange may experience negative reactions from the financial markets and its customers, suppliers, and employees.  Each of these factors may adversely affect the trading price of YouChange’s Common Stock and its financial results and operations.

The pro forma financial statements presented for illustrative purposes may not be indicative of the combined company’s financial condition or results of operations following the Merger.

The pro forma financial statements contained in this Information Statement are presented for illustrative purposes only and may not be indicative of the combined company’s financial condition or results of operations following the Merger for several reasons.  The pro forma financial statements have been derived from YouChange’s and Earth911’s historical financial statements, and certain adjustments and assumptions have been made regarding the combined company after giving effect to the Merger.  The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy.  Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the combined company in connection with the Merger.  For example, the impact of any incremental costs incurred in integrating the two companies is not reflected in the pro forma financials statements.  As a result, the actual financial condition and results of operations of the combined company following the Merger may not be consistent with, or evident from, these pro forma financial statements.

The assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the combined company’s financial condition or results of operations following the Merger.  Any potential decline in the combined company’s financial condition or results of operations could cause the stock price of the combined company to decline.

The completion of the Merger is subject to the satisfaction or waiver of conditions.

The Merger is subject to the satisfaction or waiver of a number of closing conditions set forth in the Merger Agreement.  If these conditions are not satisfied or waived, the Merger will not be completed.  Also, even if all of these conditions are satisfied, the Merger may not be completed as YouChange and Earth911 each have the right to terminate the Merger Agreement under certain circumstances specified in the Merger Agreement and described in greater detail in the section entitled “The Merger Agreement—Abandonment of the Merger” beginning on page 33 of this Information Statement.

Charges to earnings resulting from the application of the purchase method of accounting may adversely affect the market value of YouChange’s Common Stock following the Merger.

In accordance with U.S. generally accepted accounting principles, Earth911 will account for the Merger as a reverse acquisition of YouChange using the purchase method of accounting, which may result in charges to earnings that could have a material adverse effect on the market value of the common stock of the combined company following completion of the Merger.  Under the purchase method of accounting, the combined company will allocate the total estimated purchase price to YouChange’s net tangible assets and intangible assets based on their fair values as of the date of completion of the Merger, and record the excess of the purchase price over those fair values as goodwill.  The combined company will incur amortization expense over the useful lives of any amortizable intangible assets acquired in connection with the Merger.  In addition, to the extent the value of goodwill or amortizable intangible assets becomes impaired, the combined company may be required to incur material charges relating to the impairment of that asset.  These amortization and potential impairment charges could have a material impact on the combined company’s results of operations.

After the Merger, YouChange may be limited in its ability to use some or all of YouChange’s and Earth911’s net operating losses for U.S. federal income tax purposes, which may increase the tax liability of the combined company in future years.

Changes in the ownership of YouChange as a result of the Merger may cause there to be an annual limitation on the use of net operating loss carryforwards that arose prior to the Merger.  Such limitation would be imposed in addition to any annual limitations on the use of such net operating losses that resulted from prior ownership changes.  Similarly, changes in the ownership of Earth911 as a result of the Merger may cause there to be an annual limitation on the use of its net operating loss carryforwards that arose prior to the Merger.  Such limitation also would be imposed in addition to any annual limitations that arose from prior ownership changes of Earth911.  Furthermore, whether or not the Merger causes an ownership change, YouChange and Earth911 may each experience future ownership changes that may limit their use of their net operating losses.  Limitations on the use of YouChange’s and Earth911’s net operating losses may increase their U.S. federal income tax liability in future years and could cause some of their net operating losses to expire unused.  See “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 28 of this Information Statement.

Some of YouChange’s and Earth911’s officers and directors have conflicts of interest that may have influenced them to support or approve the Merger.

Certain officers and directors of YouChange and Earth911 participate in arrangements that provide them with interests in the Merger that are different from those of stockholders.  These interests may have influenced the officers and directors of YouChange and Earth911 to support or approve the Merger.

Risks Related to Earth911

Earth911 has a limited operating history upon which you can evaluate its potential for future success.

To date, Earth911 has generated limited revenue and has a very short operating history on which to evaluate its potential for future success.  Rather than relying on historical information, financial or otherwise, to evaluate Earth911, you should evaluate Earth911 in light of your assessment of the growth potential of Earth911’s business and the expenses, delays, uncertainties, and complications typically encountered by early-stage businesses, many of which will be beyond Earth911’s control.  Early-stage businesses in rapidly evolving markets commonly face risks, such as the following:

•	unanticipated problems, delays, and expenses relating to the development and implementation of their business plans;
•	marketing difficulties;
•	lack of sufficient capital;
•	competition from more advanced enterprises; and
•	uncertain market acceptance of products or services.
Earth911 has historically incurred net losses, and may be unable to achieve and sustain profitability in future periods.

Earth911 incurred net losses of $1,579,120, $3,876,970, and $2,661,360 for the years ended December 31, 2011 and 2010 and the three months ended March 31, 2012, respectively, and had a total stockholders’ deficit of $5,560,401 at March 31, 2012.  There is no assurance that Earth911 will achieve or maintain profitability in the near future or at all.  Earth911’s ability to achieve and maintain profitability depends on a number of factors, including the pricing of its services, market acceptance of its services, and other factors, some of which are set forth in this “Risk Factors” section and elsewhere in this Information Statement.

Earth911 does not own a controlling interest in Quest and it shares control over the management of Quest.

Earth911 currently owns only a 50% interest in Quest Resource Management Group, LLC. (“Quest”), through which Earth911 conducts its recycling management business, with the remainder being owned by members of Quest’s executive team that are otherwise unrelated to Earth911.  As a result, Quest’s accounts are not reflected in the balance sheet or statement of operations of Earth911.  In addition, Quest is managed by a board of managers under its governing agreement.  Earth911 does not have a majority of managers on Quest’s board of managers and, therefore, does not have exclusive authority to control certain key matters, including the objectives, policies, actions, and business decisions of Quest and the decision as to when and what amounts to make distributions to Earth911 and other members of Quest. While certain major decisions require 100% approval by the board of managers of Quest, Earth911 is not the primary decision maker for the day-to-day activities of Quest.  There is also a risk of disagreement or deadlock among members of joint controlled entities and that decisions contrary to Earth911’s interests may be made.

Earth911 has substantial indebtedness.

As of June 30, 2012, Earth911 had short-term indebtedness of $1,000,000, excluding accounts payable and accrued liabilities, due in March 2013, which amount is convertible into shares of Earth911 common stock.  Earth911 also has a significant balance of accounts payable and accrued expenses in the ordinary course of its business, which as of March 31, 2012 was $927,499.  Earth911’s net loss for the year ended December 31, 2011 and the three months ended March 31, 2012 was $1,579,120 and $2,661,360, respectively.  If Earth911 does not achieve profitability in future periods and it does not obtain sufficient capital from alternative sources, it may be unable to pay its obligations in the ordinary course of business or operate its business as a going concern.

Earth911’s limited operating history may make it difficult for Earth911 to forecast accurately its operating results.

Earth911’s planned expense levels will be based in part on its expectations concerning future revenue, which is difficult to forecast accurately based on Earth911’s stage of development.  Earth911 may be unable to adjust spending in a timely manner to compensate for any unexpected shortfall in revenue.  Further, business development and marketing expenses may increase significantly as Earth911 expands its operations.  To the extent that these expenses precede or are not rapidly followed by a corresponding increase in revenue, Earth911’s business, operating results, and financial condition may be materially and adversely affected.

Earth911’s recycling management business depends to a significant extent upon its largest customers.

The success of Earth911’s recycling management business depends to a significant extent on its relationship with its largest customers.  Any material reduction in the business Earth911 does with those customers could have a material adverse effect on Earth911.  Earth911’s single largest customer accounted for approximately 94% of Earth911’s revenue for the year ended December 31, 2011 and 98% of its revenue for the year ended December 31, 2010.  For the three months ended March 31, 2012, Earth911’s single largest customer accounted for 91% of its revenue. In early 2010, Earth911 began servicing two new customers, which are now its second and third largest customers.  As a result, Earth911 expects its reliance on its single largest customer to decrease; however, Earth911 can provide no assurance that its reliance on its single largest customer will diminish.  Earth911’s contractual arrangements with its largest customers are on a multi-year basis and pertain to the management of only certain forms of materials.  Although Earth911 has increased its business with its largest customer each year during the last five years and it currently services all of that customer’s stores nationally, a decline in Earth911’s business with that customer could occur at any time.  Earth911’s failure to maintain its business with its largest customers or any other large customer would have a material adverse effect on its business, operating results, and financial condition.

Earth911 does not have long-term commitments from the customers to whom it provides recycling management services, and their ability to cancel, reduce, or delay Earth911’s service offerings to them could reduce Earth911’s revenue and increase its costs.

Customers for Earth911’s recycling management services, including its three largest customers, do not typically provide Earth911 with firm, long-term volume commitments.  As a result, Earth911’s customers will be able to cancel, reduce, or delay Earth911’s services to them.  If Earth911’s service offerings are cancelled, delayed, or reduced, Earth911’s revenue would decline.

Earth911 may lose a substantial portion of its recycling management business if certain materials are classified as “waste.”

Certain of the municipalities in which certain customers of Earth911’s recycling management business, including of its three largest customers, have entered into contractual arrangements with their waste haulage companies that require them to permit those waste haulage companies to remove and dispose of “waste” or “solid waste” within those municipalities.  If materials, and in particular organic materials, that Earth911 typically obtains and disposes of are considered “waste” or “solid waste,” then Earth911’s customers may be required to allow the waste haulage companies to remove those materials, and in general either its customers or the municipalities in which they are located must compensate those waste haulage companies based on the metric set forth in the relevant contracts or franchise agreements with those waste haulage companies.  If, however, the materials are classified as “raw material,” as “commodities,” or as another designation other than “waste” or “solid waste,” Earth911’s customers may allow it to obtain the recyclable materials.  If it is ultimately found that certain materials constitute “waste” or “solid waste,” a significant portion of Earth911’s anticipated revenue stream could be lost, which could have a material adverse effect on its business, the growth of its business, financial condition, and results of operations.

To expand its recycling management business, Earth911 must attract additional customers and expand the services it offers.

Although Earth911 plans to increase its recycling management business, the ability to expand Earth911’s overall recycling management business and reduce its dependence on its three largest customers will require Earth911 to attract additional customers and expand the services it offers.  In addition, Earth911 must continue to enhance the commercial value of its Earth911.com website by offering up-to-date news, information, and features in order to attract additional traffic and generate higher advertising and other revenue.

Earth911’s success depends on its ability to expand, operate, and manage successfully its operations.  Earth911’s ability to expand successfully will depend upon a number of factors, including the following:

•	the continued development of its business;
•	the hiring, training, and retention of additional personnel;
•	the ability to enhance its operational, financial, and management systems;
•	the availability of adequate financing;
•	competitive factors;
•	general economic and business conditions;
•	the ability to leverage on the factors expanding the growth of recycling;
•
the ability to expand its customer base, the types of recyclable materials covered by its services, its network of third-party service providers, its website traffic and the nature of visitors to its website, and its on-product labeling business;

•	the ability to implement new methods for revenue generation;
•	the ability to expand its relationships with third parties that are also engaged in activities relating to reducing, reusing, and recycling; and
•	the ability to develop sponsorship and advertising programs that take advantage of its website audience demographics.
Earth911 may not be able to enhance its existing recycling, reuse, and proper disposal solutions and develop new solutions in a timely manner.

Earth911’s future operating results will depend to a significant extent on its ability to continue to provide efficient and innovative recycling, reuse, and proper disposal services that compare favorably with alternative services on the basis of cost, performance, and customer preferences.  Earth911’s success in maintaining existing and attracting new customers and developing new business depends on various factors, including the following:

•	innovative development of new services for customers;
•	maintenance of quality standards;
•	efficient and cost-effective services; and
•	utilization of advances in technology.
Earth911’s inability to enhance its existing services and develop new services on a timely basis could harm its operating results and impede its growth.

Earth911 may not be competitive if it fails to enhance its online offerings.

The failure to develop and introduce new or enhanced online features, functions, or services could have a material adverse effect on Earth911’s Internet operations.  To remain competitive, Earth911 must continue to

•	enhance its offerings of news, information, and features;
•	enhance the ease of use, functionality, and features of its website;
•	attract additional traffic to its Earth911.com website; and
•	expand the methods through which it generates advertising and other revenue from its Earth911.com website.
These efforts may require Earth911 to develop or license increasingly complex technologies.  Earth911 may fail to develop or introduce new features, functions, and services, and the features, functions, and services that it develops may not result in increased website traffic or revenue.

Earth911 relies on independent third-party vendors to provide recycling services to its customers, and any interruptions of these arrangements could increase its costs, disrupt its services, and result in its inability to service its recycling customers, which would adversely affect its business.

Earth911 outsources the collection, sorting, and processing of recyclable materials to independent third-party vendors.  Earth911 relies on its vendors to maintain high levels of service.  The loss of Earth911’s relationships with its vendors, or their failure to conduct their services for Earth911 as anticipated in terms of cost, quality, and timeliness, could adversely affect Earth911’s ability to service its customers in accordance with required service, quality, and performance requirements.  If this were to occur, the resulting decline in profitability potential would harm Earth911’s business.  Securing new high-quality and cost-effective vendors is time-consuming and might result in unforeseen operational problems.

Earth911 does not have long-term arrangements with any of its vendors that guarantee capacity, costs, service levels, quality, or schedules.  Earth911’s vendors may maintain their own operations or serve other customers, a number of which may provide them with more business than Earth911 does.  As a result, Earth911’s vendors could determine to prioritize their capacity for their own operations or for other customers or reduce or eliminate services for Earth911 on short notice.  If Earth911 has any such problems, it may be unable to service its customers in a cost-effective, high-quality, timely manner, which may adversely affect its business and operating results.

Earth911 relies on third-party technology, server, and hardware providers for its Internet business, and a failure of service by these providers could adversely affect Earth911’s business and reputation.

Earth911 relies upon third-party data center providers to host its main servers.  In the event that these providers experience any interruption in operations or cease operations for any reason or if Earth911 is unable to agree on satisfactory terms for continued hosting relationships, Earth911 would be forced to enter into relationships with other service providers or assume hosting responsibilities itself.  If Earth911 is forced to switch hosting facilities, it may not be successful in finding alternative service providers on acceptable terms or in hosting the computer servers itself.  Earth911 may also be limited in its remedies against these providers in the event of a failure of service.  Earth911 also relies on third-party providers for components of its technology platform, such as hardware and software providers and domain name registrars. A failure or limitation of service or available capacity by any of these third-party providers could adversely affect Earth911’s business.

Earth911 may face potential environmental liabilities that may not be covered by its insurance, and changes in insurance costs and availability may also impact Earth911’s financial results.

Earth911 may incur liabilities for damage to the environment as a result of the operations of its recycling vendors.  While Earth911 does not conduct physical haulage, recycling or disposal operations, it retains third-party service providers on behalf of its customers to carry on those activities.  These operations may expose Earth911 to liability for environmental damages, in some cases even if Earth911 did not directly cause the environmental damage.  Further, under its agreements with its customers, Earth911 is often required to indemnify its customers from any liabilities or claims arising out of Earth911’s actions and from any release, threatened release, handling, or storage of hazardous and other materials from its customers’ premises as a result of or connected with its performance of services to its customers.  If Earth911 was to incur substantial liability for environmental damage, its insurance coverage may not cover or may be inadequate to cover such liability.  Also, because of the variable condition of the insurance market, Earth911 may experience future increases in self-insurance levels, increased retention levels, and increased premiums.  This could have a material adverse impact on Earth911’s financial condition, results of operations, and cash flows.

Fluctuations in prices for recycled commodities that Earth911 sells to third parties may adversely affect its revenue, operating income, and cash flows.

Earth911 manages the processing of a variety of recyclable materials, such as tires, used motor oil and oil filters, cooking oils, anti-freeze, and organics, for sale to third parties, and Earth911 may directly or indirectly receive proceeds from the sale of such recyclable materials.  Earth911’s results of operations may be affected by changing prices or market requirements for recyclable materials.  The resale and purchase prices of, and market demand for, recyclable materials can be volatile because of changes in economic conditions and numerous other factors beyond Earth911’s control.  These fluctuations may affect the desire for Earth911’s services and its future revenue, operating income, and cash flows.

Earth911 may incur significant expenses in an unsuccessful attempt to promote and maintain recognition of the Earth911.com brand or to generate revenue from its Earth911.com website.

Earth911’s success depends in part on its ability to build the brand identity of Earth911.com and increase traffic to its Earth911.com website, its iRecycle mobile application, and its social media offerings.  Earth911 believes that the importance of brand recognition will increase because of the growing number of Internet websites and the relatively low barriers to entry to provide Internet content.  Earth911 may incur significant marketing costs in its effort to continue to maintain a strong brand identity among businesses and consumers interested in the environment.  Earth911’s business, results of operations, and financial condition could be materially and adversely affected if it incurs excessive expenses in an unsuccessful attempt to promote and maintain recognition of the Earth911.com brand.

In order to generate “click-through” revenue from advertising on the Earth911.com website, Earth911 needs to deliver consumers to advertisers’ websites that result in sales for the advertisers.  Earth911’s failure to meet advertisers’ expectations by delivering quality traffic may result in Earth911’s customers ceasing doing business with Earth911 or Earth911’s customers deciding to do business on more limited terms, which could adversely affect Earth911’s business and financial results.

Earth911 may experience downward pressure on its prices if advertisers do not obtain a favorable return on investment from Earth911’s web search services in comparison to Earth911’s competitors’ services or other advertising methods. Earth911 competes with online publishers and high-traffic websites, as well as traditional media, such as television, radio, and print, for a share of its advertisers’ total advertising expenditures.  Earth911’s experiencing downward pricing pressure for its services may adversely affect its financial results.

Problems with Earth911’s computer and communication systems may harm its online business.

A key element of Earth911’s strategy is to generate a high volume of traffic across its Earth911.com website to and from third parties that advertise or may advertise on its website.  Accordingly, the satisfactory performance, reliability, and availability of Earth911’s systems, transaction-processing systems, and communications infrastructure are critical to its reputation and its ability to attract and retain advertising customers, as well as to maintain adequate customer service levels.  Earth911 may experience periodic systems interruptions.  Any substantial increase in the volume of traffic on its infrastructure may require it to expand and upgrade its technology, transaction-processing systems, and other features.  Earth911 can provide no assurance that it will be able to project accurately the rate or timing of increases, if any, in the use of its infrastructure or timely expand and upgrade its systems and infrastructure to accommodate such increases.

Earth911 could be subject to liability for information displayed on its Earth911.com website.

Earth911 may be subjected to claims for defamation, negligence, copyright, or trademark infringement or claims relating to the information, or the inaccuracy of information, Earth911 publishes on its Earth911.com website.  Earth911 also could be subjected to claims based upon the content that is accessible through links to other websites.  The disclaimers Earth911 includes on its Earth911.com website and its insurance may not adequately protect it against these types of claims.

Earth911 may be subject to intellectual property claims that create uncertainty about ownership of technology essential to its business and divert its managerial and other resources.

There has been a substantial amount of litigation in the technology industry regarding intellectual property rights.  Earth911 can provide no assurance that third parties will not claim infringement by Earth911 with respect to its current or future services, trademarks, or other proprietary rights.  Earth911’s success depends, in part, on its ability to protect its intellectual property and to operate without infringing the intellectual property rights of others in the process.  There can be no assurance that any of Earth911’s intellectual property will be adequately safeguarded or that it will not be challenged by third parties. Earth911 may be subject to intellectual property infringement claims that would be costly to defend, could limit Earth911’s ability to use certain critical technologies, and may divert Earth911’s technical and management personnel from their normal responsibilities.  Earth911 may not prevail in any of these suits.  An adverse determination of any litigation or defense proceedings could cause Earth911 to pay substantial damages, including treble damages, if it willfully infringes and also could increase the risk of its patent applications not being issued.

Furthermore, because of the substantial amount of discovery required in connection with intellectual property litigation, there is a risk that some of Earth911’s confidential information could be compromised by disclosure during this type of litigation. In addition, during the course of this kind of litigation, there could be public announcements of the results of hearings, motions, or other interim proceedings or developments in the litigation.  If these results are perceived to be negative, it could have an adverse effect on Earth911’s business.

Earth911 may not be able to adapt to rapidly changing technologies, or it may incur significant costs in doing so.

The Internet is characterized by rapidly changing technologies, evolving industry standards, frequent new service introductions, and changing customer demands.  As a result of the rapidly changing nature of the Internet business, Earth911 may be subject to risks of which it is not currently aware.  To be successful, Earth911 must adapt to its rapidly evolving market by continually enhancing its Earth911.com website and introducing new services to address its users’ changing demands.  Earth911 may use new technologies ineffectively, or it may fail to adapt its network and infrastructure to meet customer requirements, competitive pressures or emerging industry standards.  Earth911 could incur substantial costs if it needs to modify its services or infrastructure.  Earth911’s business could be materially and adversely affected if it incurs significant costs to adapt, or cannot adapt, to these changes.

Government and legal regulations may damage Earth911’s Internet business.

There are currently few significant laws or regulations directly applicable to access to or commerce on the Internet.  It is possible, however, that a number of laws and regulations may be adopted with respect to the Internet, covering issues such as the positioning of sponsored listings on search results pages.  The adoption of laws or regulations relating to placement of advertisements or user privacy, defamation, or taxation may inhibit the growth in use of the Internet for services such as Earth911’s, which in turn could decrease the demand for Earth911’s services and increase its cost of doing business or otherwise have a material adverse effect on its business, prospects, financial condition, and results of operations.  New legislation or regulation, or the application of existing laws and regulations to the Internet or other online services, could have a material adverse effect on Earth911’s business, prospects, financial condition, and results of operations.

The waste and recycling industries are subject to extensive government regulation, and existing or future regulations may adversely affect Earth911’s current or future operations, increase its costs of operations, or require it to make additional capital expenditures.

Stringent government regulations at the federal, state, and local level may have substantial impact on Earth911’s business, its third-party service providers, and its customers.  A large number of complex laws, rules, orders, and interpretations govern environmental protection, health, safety, land use, zoning, transportation, and related matters.  Among other things, these regulations may restrict the business of Earth911’s third-party service providers’ and its customers’ operations and adversely affect its financial condition, results of operations, and cash flows by imposing conditions, such as the following:

•	limitations on siting and constructing new recycling, waste disposal, transfer, or processing facilities or expanding existing facilities;
•	limitations, regulations, or levies on collection and disposal prices, rates, and volumes;
•	limitations or bans on disposal or transportation of out-of-state materials or certain categories of materials; or
•	mandates regarding the disposal of solid waste, including requirements to recycle rather than landfill certain disposables.
Regulations affecting the siting, design, and closure of landfills could require Earth911’s third-party service providers or customers to undertake investigatory or remedial activities, curtail operations, or close landfills temporarily or permanently.  Future changes in these regulations may require Earth911’s third-party service providers or its customers to modify, supplement, or replace equipment or facilities.  The costs of complying with these regulations could be substantial, which may reduce the ability or willingness of Earth911’s customers to use its services and adversely affect its results of operations.

Environmental advocacy groups and regulatory agencies have been focusing considerable attention on the emissions of greenhouse gases and their potential role in climate change.  The adoption of laws and regulations to implement controls of greenhouse gases, including the imposition of fees or taxes, could adversely affect the operations of enterprises with which Earth911 does business. Additionally, certain states are contemplating air pollution control regulations that are more stringent than existing and proposed federal regulations.  Changing environmental regulations could require Earth911 or enterprises with which Earth911 does business to take any number of actions, including the purchase of emission allowances or installation of additional pollution control technology, and could make some operations less profitable, which could reduce the ability or willingness of Earth911’s customers to use its services and adversely affect its results of operations.

Price increases may not be adequate to offset the impact of increased costs and may cause Earth911 to lose volume.

From time to time, Earth911’s competitors may reduce the price of their services in an effort to expand their market share.  General economic and market-specific conditions may also limit Earth911’s ability to raise prices.  As a result of these factors, Earth911 may be unable to offset increases in costs, improve its operating margins, and obtain returns through price increases.

Earth911 faces intense competition from larger, more established companies, and it may not be able to compete effectively, which could reduce demand for its recycling management services.

Earth911’s recycling management services currently compete primarily with local recycling companies.  The waste materials industry as a whole, however, is dominated by large national players, such as Waste Management and Republic Services.  To date, these large companies have concentrated on their traditional business of collecting waste for disposal in their landfills rather than recycling.  The strategies of these large companies could change at any time, and Earth911 could begin to experience more intense competition from them.  These companies have greater market recognition, larger customer bases, and substantially greater financial, technical, marketing, distribution, and other resources than Earth911 possesses and that afford them competitive advantages over Earth911.  As a result, they are able to devote greater resources to the promotion and sale of services, to provide comparable services at lower prices, and to introduce new solutions and respond to customer requirements more quickly than Earth911 can.

Earth911’s ability to compete in the recycling services market successfully depends on a number of factors, both within and outside its control.  These factors include the following:

•	Earth911’s success in designing and introducing new solutions;
•	Earth911’s ability to predict the evolving needs of its customers and to convince them to use its services;
•	Earth911’s ability to meet its customer’s requirements in terms of cost, reliability, speed, and capacity;
•	the quality of Earth911’s customer services; and
•	service introductions by Earth911’s competitors.
Earth911 may need additional capital.

The development and expansion of Earth911’s business may require additional funds.  In the future, Earth911 plans to seek additional equity or debt financing to provide funds for its business and operations.  Such financing may not be available or may not be available on satisfactory terms.  If financing is not available on satisfactory terms, Earth911 may be unable to expand its operations.  While debt financing will enable Earth911 to expand its business more rapidly than it otherwise would be able to do, debt financing increases expenses and Earth911 must repay the debt regardless of its operating results. Equity financings could result in dilution to Earth911’s stockholders.  Any financing by Earth911 prior to the Merger can be expected to include provisions that will require the issuance of other securities by the combined company after the merger.

The current global financial crisis, which has included, among other things, significant reductions in available capital and liquidity from banks and other providers of credit, substantial reductions or fluctuations in equity and currency values worldwide, and concerns that the worldwide economy may enter into a prolonged recessionary period, may make it difficult for Earth911 to raise additional capital or obtain additional credit, when needed, on acceptable terms or at all.

Earth911’s inability to obtain adequate capital resources, whether in the form of equity or debt, to fund its business and growth strategies, may require it to delay, scale back, or eliminate some or all of its operations, which may adversely affect its financial results and ability to operate as a going concern.

Earth911 depends on key personnel who would be difficult to replace, and its business will likely be harmed if it loses their services or cannot hire additional qualified personnel.

Earth911’s success depends substantially on the efforts and abilities of its senior management and key personnel.  The loss of services of one or more of its key employees or the inability to add key personnel could have a material adverse effect on its business.  Competition for experienced personnel in Earth911’s industry is substantial.  Earth911’s success depends in part on its ability to attract, hire, and retain qualified personnel.  Although Earth911 maintains non-competition and nondisclosure agreements with certain key personnel, it does not currently have any employment agreements with or key person life insurance covering any of its officers or employees.

Earth911’s operating results may experience significant fluctuations.

In addition to the variability resulting from the short-term nature of Earth911’s customers’ commitments, other factors contribute to significant periodic and seasonal quarterly fluctuations in Earth911’s results of operations.  These factors include the following:

•	the cyclicality of the markets Earth911 serves;
•	the timing and size of orders;
•	the volume of business opportunities relative to Earth911’s capacity;
•	service introductions and market acceptance of new service offerings;
•	timing of expenses in anticipation of future business;
•	changes in the mix of the services Earth911 renders;
•	changes in cost and availability of labor and third-party vendors;
•	timely delivery of services to customers;
•	pricing and availability of competitive services;
•	pressures on reducing selling prices;
•	the success in serving new markets;
•	introduction of new technologies into the markets Earth911 serves; and
•	changes in economic conditions.

  Potential strategic alliances may not achieve their objectives, and the failure to do so could impede Earth911’s growth.

Earth911 anticipates that it will enter into strategic alliances.  Among other matters, Earth911 explores strategic alliances designed to enhance its service offerings, enlarge its customer base, provide valuable know-how, or take advantage of new methods or technologies.  Any strategic alliances may not achieve their intended objectives, and parties to Earth911’s strategic alliances may not perform as contemplated.  The failure of these alliances may impede Earth911’s ability to expand its existing markets or to enter new markets.

Any acquisitions that Earth911 undertakes could be difficult to integrate, disrupt its business, dilute stockholder value, and harm its operating results.

Earth911 plans to review strategic opportunities to buy other businesses that would complement its current service offerings, expand the scope of its service offerings, expand the breadth of its markets and sales channels, enhance its technical capabilities, or otherwise offer growth opportunities.  If Earth911 makes any future acquisitions, it could issue securities that would dilute the percentage ownership of its stockholders, incur substantial debt, or assume contingent liabilities.

Earth911’s experience in acquiring other businesses is limited.  Potential acquisitions also involve numerous risks, including the following:

•	problems integrating the purchased operations, services, personnel, or technologies with Earth911’s own;
•	unanticipated costs associated with the acquisition;
•	diversion of management’s attention from Earth911’s core businesses;
•	adverse effects on existing business relationships with suppliers and customers;
•	risks associated with entering markets in which Earth911 has no or limited prior experience;
•	potential loss of key employees and customers of purchased organizations; and
•	risk of impairment charges related to potential write-downs of acquired assets in future acquisitions.
Earth911’s acquisition strategy entails reviewing and potentially reorganizing acquired business operations, corporate infrastructure and systems, and financial controls.  Unforeseen expenses, difficulties, and delays frequently encountered in connection with rapid expansion through acquisitions could inhibit Earth911’s growth and negatively impact its profitability.  Earth911 may be unable to identify suitable acquisition candidates or to complete the acquisitions of candidates that it identifies.  Increased competition for acquisition candidates may increase purchase prices for acquisitions to levels beyond Earth911’s financial capability or to levels that would not result in the returns required by its acquisition criteria.  In addition, Earth911 may encounter difficulties in integrating the operations of acquired businesses with its own operations or managing acquired businesses profitably without substantial costs, delays or other operational or financial problems.

The effects of the recent global economic crisis may impact Earth911’s business, operating results or financial condition.

The recent global economic crisis has caused disruptions and extreme volatility in global financial markets and increased rates of default and bankruptcy and has impacted levels of consumer and commercial spending.  These macroeconomic developments could negatively affect Earth911’s business, operating results or financial condition in a number of ways.  For example, current or potential customers, such as advertisers, may delay or decrease spending with Earth911 or may not pay Earth911 or may delay paying Earth911 for previously performed services.

The members of Earth911’s board of directors and its executive officers have broad rights.

Earth911’s business is operated under the control of its board of directors and officers.  Stockholders have no right to take part in the control of Earth911’s affairs or its day-to-day management or operation of the business.  The stockholders are permitted to vote only in a limited number of circumstances. While the members of the board of directors are accountable as fiduciaries and are obligated to exercise duties of due care, loyalty, and full disclosure in handling Earth911’s affairs, the board of directors is entitled to certain limitations of liability and to indemnity by Earth911.  Such indemnity and limitation of liability may limit rights that Earth911’s stockholders would otherwise have to seek redress against the board of directors.  Earth911’s executive officers are entitled to similar indemnification and limitation of liability.  Earth911’s stockholders who have questions concerning the duties of the board of directors to its stockholders should consult their own legal counsel.

Certain conflicts of interest exist within Earth911’s organization.

Certain members of Earth911’s board of directors, as holders of its capital stock or lenders to the company, may have conflicts of interest with respect to Earth911 and the stockholders and with respect to the exercise of their voting rights for the shares that they own.

The compensation Earth911 pays to its executive officers and employees will likely increase.

Earth911 believes that the compensation it has historically paid to its executive officers and certain of its employees is within the lower quartile of compensation paid by companies similar to Earth911. Earth911 may increase the compensation payable to its executive officers and employees, which could include both base compensation and cash or equity bonuses and payouts under severance or change in control arrangements.  An increase in compensation and bonuses payable to Earth911’s executive officers and employees could decrease its net income.

THE MERGER

This section of this Information Statement describes material aspects of the proposed Merger, including the Merger Agreement.  While YouChange believes that the description covers the material terms of the Merger and the Merger Agreement, this summary may not contain all of the information that is important to you.  You should read carefully this entire document and the other documents to which YouChange refers, including the Merger Agreement attached as Annex A, for a more complete understanding of the Merger and the Merger Agreement.

Background of the Merger

The president and Chief Executive Officer of YouChange, Jeffrey Rassás was the President and Chief Executive Officer of Earth911 from June 2006 until April 2008.  Given his background with Earth911, he had developed relationships with the board of directors and management team of Earth911.  These ongoing relationships supported opportunities for YouChange and Earth911 to explore strategic alliances or other mutually beneficial business arrangements between the companies.

In September 2011, Mr. Rassás initiated conversations with Earth911’s Chief Executive Officer, Barry Monheit, and its President and Chief Operating Officer, Corey Lambrecht, about business opportunities between the companies.

The discussions continued from September 2011 through February 2012 and many possible opportunities were outlined and discussed between Mr. Rassás and the management of Earth911, including conducting evaluations and due diligence of the capabilities and needs of both companies.  During this period, Mr. Rassás informed the YouChange Board of Directors regarding these ongoing discussions.

At the conclusion of these discussions, the representatives of both companies concluded that a merger involving the companies would be beneficial to both companies and in the best interest of their respective stockholders. Mr. Rassás coordinated with Mr. Monheit to formulate the terms and conditions of a Letter of Intent for a merger involving the companies.

On March 1, 2012, Mr. Rassás for YouChange and Mr. Monheit for Earth911 along with counsel for each company participated in a teleconference to discuss issues and matters related to structuring the proposed merger transaction between the companies and other terms and conditions of the business combination.

On March 5, 2012 Mr. Rassás received a written Letter of Intent from Mr. Monheit via email upon which terms Earth911 would enter into a merger transaction with YouChange.

Shortly thereafter, Mr. Rassás met with the YouChange Board of Directors to discuss the Letter of Intent as well as several strategic advisors and consultants to YouChange.

At the conclusion of these discussions, a counter offer was prepared with the appropriate terms modified in the Letter of Intent which was sent back via email to Mr. Monheit on March 9, 2012.

Later that same day Mr. Monheit sent an email to Mr. Rassás informing him of the terms that were acceptable in the Letter of Intent counter offer and those that were not with final terms set forth in the Letter of Intent.

On March 23, 2012, Mr. Rassás met again with YouChange’s advisors and Board of Directors.  The Board of Directors concluded that the terms and conditions of the Letter of Intent were fair, reasonable and in the best interests of YouChange and its stockholders and unanimously approved the Letter of Intent.

On April 18, 2012, Mr. Rassás for YouChange and Mr. Monheit for Earth911 along with counsel for each company participated in a teleconference to discuss issues and matters related to drafting the Merger Agreement and the ancillary documents for the Merger Transactions.

On April 26, 2012, YCMS was incorporated in Delaware.

During late April and May 2012, drafts of the Merger Agreement and ancillary documents for the Merger Transactions were circulated among representatives of the companies and their counsel for review and comment.

During the first three weeks of May 2012, YouChange communicated with a small group of its stockholders (no more than 10) (the “YouChange Principal Stockholders”) regarding the terms and conditions of the Merger Agreement, and the Merger Transactions for the purpose of gaining their approval of the Amendments and their agreement to become parties to the YouChange Voting Agreement, one of the ancillary documents to the Merger Agreement.

 In May 2012, Earth911 communicated with a small group of its stockholders (no more than 5) (the “Earth911 Principal Stockholders”) regarding the terms and conditions of the Merger Agreement and the Merger Transactions for the purpose of gaining their approval of the Amendments and their agreement to become parties to the Earth911 Voting Agreement, one of the ancillary documents to the Merger Agreement.

The Merger Agreement was executed by the parties, the YouChange Voting Agreement was executed by the YouChange Principal Stockholders and the Earth911 Voting Agreement was executed by the Earth911 Principal Stockholders, all effective May 21, 2012.

On August 22, 2012 a draft of Amendment #1 to Agreement and plan of Merger was finalized and excuted by the parties, pursuant to which the number of outstanding shares of Earth911 common stock was updated, the directors and officers of YouChange following the Merger were updated, and a provision was added to permit Earth911 to issue additional shares of common stock upon the consent of YouChange.

YouChange’s Reasons for the Merger

YouChange’s Board of Directors, in the course of reaching its decision to approve the Merger Agreement and the Merger Transactions contemplated thereby and to recommend that YouChange’s stockholders approve the Amendments, consulted with YouChange’s management and its financial and legal advisors and considered a number of factors, including the following:

•	the likelihood of completing the Merger given that there were no financing contingencies as well as the belief that Earth911 represented a complementary business for YouChange;

•
the likelihood of completing an alternative acquisition transaction, given the state of the capital markets, the need for a substantial amount of equity and debt financing to complete any such transaction, and that the expected accretive value to YouChange expected to result from any such alternative transaction was not projected to exceed the benefits achieved from the Merger;

•
the Board of Director’s familiarity with the business, operations, prospects, business strategy, properties and assets of Earth911, including the competitive environment, the risks inherent in planned new product development, and the competitive situation;

•	the form of consideration and the number of restricted shares of Common Stock of YouChange to be exchanged with holders of shares of Common Stock of Earth911 in the Merger;

•	the belief that the Merger creates the most beneficial combination available to YouChange of immediate and assured benefit to stockholders, and continuity for clients, customers and employees;

•	the opportunity of YouChange’s sales force to market Earth911’s products and thereby strengthen its competitive position in the Green Tech market;

•	the enhanced research and product development capabilities that would be available to YouChange as a result of the Merger; and

•	that substantially all of YouChange’s employees would be expected to be retained as employees in connection with the Merger.

In the course of its deliberations, YouChange’s Board of Directors also considered a variety of risks and other countervailing factors related to entering into the Merger Agreement and the Merger Transactions including the following:

•	the dilutive effect on existing stockholders by the issuance of restricted shares of Common Stock of YouChange to be exchanged with holders of shares of Common Stock of Earth911;

•	that if the Closing of the Merger Agreement does not occur, YouChange will be required to pay its own expenses associated with the Merger Agreement and the Merger Transactions;

•
the restrictions on the conduct of YouChange’s business prior to the completion of the Merger, which require YouChange to conduct its business in the ordinary course, to use its commercially reasonable efforts to preserve intact its business organization, and to maintain its significant beneficial business relationships with suppliers, contractors, distributors, customers, licensors, licensees, and others having material business relationships with it, subject to specific limitations and prohibitions, which may delay or prevent YouChange from undertaking business opportunities that may arise pending completion of the Merger;

•	that YouChange’s executive officers and directors may have interests in the Merger Transactions that are different from, or in addition to, those of YouChange’s other stockholders; and

•
the lack of a formal auction process or market check as well as the inability of YouChange to terminate the Merger Agreement in the event a superior offer is received from a third party pending the completion of the Merger.

Recommendation of YouChange’s Board of Directors

THE YOUCHANGE BOARD OF DIRECTORS APPROVED AND DECLARED ADVISABLE THE MERGER AGREEMENT AND THE MERGER TRANSACTIONS AND RECOMMENDED THAT ITS STOCKHOLDERS APPROVE THE AMENDMENTS.

Reports, Opinions, Appraisals

No report, opinion, or appraisal, materially relating to the Merger Transactions, has been received from an outside party.

Completion and Effectiveness of the Merger

The Merger will be completed when all of the conditions to completion of the Merger are satisfied or waived.  The parties will cause the Merger to become effective by filing a certificate of merger with the Secretary of State of the State of Delaware.  YouChange expects the Merger to occur on or about September 5, 2012, or promptly thereafter.  However, because the Merger is subject to customary conditions, YouChange cannot predict the exact timing.

Merger Consideration

At the effective time of the Merger, the outstanding shares of Earth911 common stock will automatically be converted into shares of YouChange Common Stock.  The Merger Agreement provides that the issued and outstanding common stock of Earth911 will be converted into such number of shares of YouChange Common Stock so that the stockholders of Earth911 will own 85% of the outstanding YouChange Common Stock on the effective date of the Merger (the “Conversion Rate”).  Based on the outstanding securities of YouChange and Earth911 as of August 6, 2012, each outstanding share of Earth911 common stock would be converted into 1.3889924 shares of YouChange Common Stock.  The number of shares of YouChange Common Stock that Earth911 stockholders will receive in the Merger will be appropriately adjusted for any stock splits, combinations, and other similar events that occur between the date of the Merger Agreement and the completion of the Merger, including the Reverse Split contemplated by the Amendments.

Fractional Shares

In lieu of the issuance or recognition of fractional shares of YouChange Common Stock or interests or rights therein, each stockholder of Earth911 will be issued one share of YouChange Common Stock for each fractional share to which each such Earth911 stockholder is entitled.

Exchange of Earth911 Stock Certificates for YouChange Stock Certificates

As of the Effective Time, each holder of Earth911 stock certificates for outstanding shares of Earth911 common stock, upon surrender thereof to such bank, trust company, or other person as mutually agreed upon by YouChange and Earth911, will be entitled to receive in exchange certificate(s) representing the number of whole shares of YouChange Common Stock into which the shares of Earth911 common stock were converted.  Upon such surrender or exchange, there will be paid to the record owner of such certificates issued in the exchange the amount, without interest, of dividends and other distributions, if any, which have been declared and become payable subsequent to the Effective Time with respect to the number of whole shares of YouChange Common Stock into which the shares of Earth911 common stock have been converted.

If any Earth911 stockholder is unable to surrender such holder’s certificate because such certificate(s) have been lost, mutilated, or destroyed, such Earth911 stockholder may deliver in lieu thereof an affidavit and indemnity bond in form and substance reasonably satisfactory to YouChange.

Material U.S. Federal Income Tax Consequences of the Merger

The Merger is intended to be treated as a reorganization within the meaning of Section 368(a) of the Code, and each of YouChange, Earth911, and YCMS will be a party to that reorganization within the meaning of Section 368(b) of the Code.  As a result, (1) no gain or loss will be recognized by a holder of Earth911 common stock resulting from the conversion of shares of Earth911 common stock into shares of YouChange Common Stock pursuant to the Merger; (2) the aggregate tax basis of the shares of YouChange Common Stock received in the Merger will be the same as the aggregate tax basis of the shares of Earth911 common stock converted in the Merger; and (3) the holding period of the shares of YouChange Common Stock received in the Merger will include the holding period of the Earth911 common stock converted in the Merger.

Regulatory Approvals

No federal or state regulatory requirements must be complied with nor must any approval be obtained in connection with the Merger Transactions.

Accounting Treatment

 The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.

Interests of Certain Directors, Officers, and Affiliates

Certain of YouChange’s directors and officers may have interests in the Merger that may be different from, or in addition to, the interests of the stockholders and which may present actual or potential conflicts of interest.  These interests include the following:

•
Entering into Severance and Noncompetition Agreements with employees Derrick Mains, Executive Vice-President, and Dan Fogel, Vice-President of Operations and Strategic Initiatives.  Pursuant to each such agreement, termination of employment by YouChange other than for Cause, as defined therein, will entitle each named employee to 12 months’ base salary plus all accrued compensation and benefits as of the date of such termination.  Notwithstanding the foregoing, if termination of employment occurs within one year of a Change of Control as defined in the agreement, other than for Cause or by such employee for Good Reason, as defined in the agreement, the employee will receive in addition to 12 months’ base salary, an amount equal to the average of such employee’s cash bonus paid for each of the two fiscal years preceding such employee’s termination and all unvested stock-based compensation held by such employee will immediately vest.  In the event of termination of employment by YouChange for Cause, all accrued compensation and benefits will be paid by YouChange, but there will be no additional payment of 12 months’ base salary.  Each agreement contains provisions regarding non-competition and non-solicitation of employees and customers for a period that will not exceed 24 months along with provisions regarding maintaining confidential information and release of claims and non-disparagement by each such employee.

•
Entering into a Consulting Agreement with YouChange’s Chief Executive Officer Jeffrey I. Rassás, who will resign as Chief Executive Officer upon the Closing of the Merger.  Under the two-year Consulting Agreement, Mr. Rassás will receive $60,000 per year to render advice and recommendations as reasonably requested by YouChange.  The Consulting Agreement contains provisions regarding non-competition and non-solicitation of employees and customers for a period that will not exceed 24 months along with provisions regarding maintaining confidential information.

Stock Options and Warrants

Each Earth911 stock option outstanding immediately prior to the Effective Time will be converted into an option to acquire that number of shares of YouChange Common Stock (rounded down to the nearest whole share) calculated at the Conversion Rate.  For each Earth911 converted option with a fixed exercise price, the exercise price per share of YouChange Common Stock subject to the option will be an amount (rounded up to the nearest whole cent) equal to the quotient of the exercise price of the Earth911 stock option divided by the Conversion Rate. If there is no fixed exercise price for the converted Earth911 option, the exercise price per share of YouChange Common Stock subject to the option will be equal to the closing bid price of YouChange Common Stock (rounded up to the nearest whole cent) on the first trading day after the Effective Time.  Each of the options will otherwise be subject to the same terms and conditions as were in effect immediately prior to the Effective Time of the Merger.

Each Earth911 warrant outstanding immediately prior to the Effective Time will be converted into a warrant to acquire that number of shares of YouChange Common Stock calculated at the Conversion Rate (rounded down to the nearest whole share).  For each Earth911 converted warrant, the exercise price per share of YouChange Common Stock subject to the warrant will be equal to the quotient of the exercise price of the Earth911 warrant divided by the Conversion Rate.  Each of the warrants will otherwise be subject to the same terms and conditions as were in effect immediately prior to the Effective Time of the Merger.

THE MERGER AGREEMENT

This section of this Information Statement describes the material terms of the Merger Agreement but does not purport to describe all of the terms of the Merger Agreement.  The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached as Annex A_ to this Information Statement and is incorporated into this Information Statement by reference.  YouChangeurges you to read the full text of the Merger Agreement because it is the legal document that governs the Merger Transactions.  YouChange hasincluded this description of the Merger Agreement to provide you with information regarding its terms.  YouChange has not provided this description to provide you with any other factual information about YouChange itself.  You can find such factual information elsewhere in this Information Statement and in the public filings YouChange makes with the SEC, as described in the section entitled “Where You Can Find More Information” below.  Capitalized terms not herein defined have the meanings ascribed to them in the Merger Agreement.

General

The Merger Agreement has been included to provide investors and YouChange’s stockholders with information regarding its terms.  It is not intended to provide to any person not a party thereto any other factual information about YouChange.  The Merger Agreement contains representations and warranties of YouChange, YCMS, and Earth911, negotiated between the parties and made as of specific dates solely for purposes of the Merger Agreement, including setting forth the respective rights of the parties with respect to their obligations to complete the Merger.  This description of the representations and warranties is not intended to provide any other factual information about YouChange.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in YouChange’s public disclosures.  As a result, no person should rely on the representations, warranties, covenants, and agreements, or any descriptions thereof as characterizations of the actual state of facts or condition of YouChange, YCMS or Earth911, or any of their respective subsidiaries or affiliates.

The Merger

At the Effective Time of the Merger, upon the terms and subject to the satisfaction or waiver of the conditions of the Merger Agreement and in accordance with the Delaware General Corporate Law, YCMS will merge with and into Earth911, the separate corporate existence of YCMS will cease, and Earth911 will be the surviving corporation of the Merger.  The Certificate of Incorporation and bylaws of Earth911 as in effect immediately prior to the Effective Time will be the Certificate of Incorporation and the bylaws of the surviving corporation.  The directors and officers of Earth911 immediately prior to the Effective Time of the Merger will, from and after the Effective Time of the Merger, be the directors and officers of the surviving corporation until their respective successors have been duly elected or appointed and qualified, or until their earlier death, resignation or removal.

Representations and Warranties

In the Merger Agreement, YouChange and YCMS have made customary representations and warranties regarding themselves and all subsidiaries of YouChange to Earth911, including representations and warranties related to incorporation, qualification, good standing and corporate authority, capitalization, options, warrants and rights, capital stock of all subsidiaries, financial statements, no material adverse change in the financial condition, business, properties, assets or results of operations, title to the properties, condition of assets and properties, litigation, licenses and permits, intellectual property, no violation, breach or default under governing documents, agreements or contracts, tax status and qualifications, tax returns and tax payments, accounts receivable, status as a party to certain contracts, compliance with law and other regulations, including foreign, federal, state, local andenvironmental laws, employee benefit and employment matters, no payments other than compensation to directors and officers and no redemption, transfer or distribution payments to any stockholders, no prohibited payments, governing documents and minute books, insurance, SEC reports, YouChange and YCMS Principal Stockholders Voting Agreement, and the accuracy of statements.

In the Merger Agreement, Earth911 has made customary representations and warranties regarding itself and all subsidiaries of Earth911 to YouChange, including representations and warranties related to incorporation, qualification, good standing and corporate authority, capitalization, options, warrants and rights, capital stock of all subsidiaries, financial statements, material adverse change in the financial condition, business, properties, assets or results of operations, title to the properties, condition of assets and properties, litigation, licenses and permits, intellectual property, violation, breach or default under governing documents, agreements or contracts, tax status and qualifications, tax returns and tax payments, accounts receivable, status as a party to certain contracts, compliance with law and other regulations including foreign, federal, state, local and environmental laws, employee benefit and employment matters, no payments other than compensation to directors and officers and no redemption, transfer or distribution payments to any stockholders, no prohibited payments, governing documents and minute books, insurance, the Earth911 Principal Stockholders Voting Agreement, and the accuracy of statements.

Covenants

In the Merger Agreement, YouChange has made covenants that are to be complied with for itself and its subsidiaries from the date of the Merger Agreement until the Effective Time unless agreed to by Earth911, including (i) conducting business only in the usual, regular, and ordinary course and manner, and using best efforts to preserve intact the present business organization, the good will and the advantageous relationships of YouChange, and its subsidiaries; (ii) maintaining in full force and effect all rights regarding its properties and all insurance policies; (iii) maintaining the books and records; (iv) complying with all applicable laws, regulations, and rules; (v) making no organic change to YouChange or its organizational documents; (vi) not issuing any new shares of capital stock or options or warrants to purchase such shares; (vii) not increasing any compensation; (viii) not declaring or paying any dividend; (ix) permitting Earth911 reasonable access to review and inspect the operations and business of YouChange and its subsidiaries with all such information to be kept confidential; (x) using best efforts to gain all consents and approvals for the Merger Agreement and the Merger Transactions; and (xi) gaining stockholder approval of the Amendments no later than June 15, 2012.

In the Merger Agreement, Earth911 has made covenants which are to be complied with for itself and its subsidiaries from the date of the Merger Agreement until the Effective Time unless agreed to by YouChange, including (i) conducting business only in the usual, regular, and ordinary course and manner, and  using best efforts to preserve intact the present business organization, the good will and the advantageous relationships of YouChange, and its subsidiaries; (ii) maintaining in full force and effect all rights regarding its properties and all insurance policies; (iii) maintaining the books and records; (iv) complying with all applicable laws, regulations, and rules; (v) making no organic change to Earth911 or its organizational documents; (vi) not issuing any new shares of capital stock or options or warrants to purchase such shares; (vii) not increasing any compensation; (viii) not declaring or paying any dividend; (ix) permitting YouChange reasonable access to review and inspect the operations and business of Earth911 and its subsidiaries with all such information to be kept confidential; (x) using best efforts to gain all consents and approvals for the Merger Agreement and the Merger Transactions; and (xi) providing an investor representation letter for each Earth911 stockholder regarding acquisition of the newly issued restricted shares of YouChange Common Stock.

Conditions to the Completion of the Merger

The obligations of YouChange and YCMS to close the Merger Agreement are subject to the satisfaction or waiver of the following conditions:

•	The representations and warranties of Earth911 being true and correct in the manner discussed in the Merger Agreement;
•	The performance by Earth911 in all material respects of the obligations under the Merger Agreement;

•	No material adverse change to the business, properties, operating results, or financial condition of Earth911;
•	The delivery by Earth 911 of a certificate signed by an authorized officer certifying as to the matters set forth in the preceding three bullet points;
•	All corporate action on the part of the board of directors and stockholders of Earth911 approving and adopting the Merger Agreement and the Merger Transactions;
•	The absence of legal prohibitions, actions, or proceedings on the Closing of the Merger;
•	Dissenter’s rights of appraisal under the Delaware General Corporate Law shall not have been effectively reserved by owners of more than 5% of the outstanding shares of Earth911 Common Stock;
•	The delivery of an executed Voting Agreement by certain principal stockholders of Earth911 approving the Merger Agreement and the Merger Transactions; and
•
The delivery by Earth 911 of a certificate signed by its secretary certifying the organizational documents, board of directors and stockholders approvals of the Merger Agreement and the Merger Transactions, and verifying the incumbency of each authorized officer who executes the Merger Agreement and any document contemplated by the Merger Agreement.

The obligation of Earth911 to close the Merger Agreement is subject to the satisfaction or waiver of the following conditions:

•	The representations and warranties of YouChange and YCMS being true and correct in the manner discussed in the Merger Agreement;
•
The performance by YouChange and YCMS in all material respects of the obligations under the Merger Agreement, including the filing of the Amendments with the Secretary of State of the State of Nevada and the adoption of the Amended and Restated Bylaws;

•	No material adverse change to the business, properties, operating results, or financial condition of YouChange and its subsidiaries;
•	The delivery by YouChange of a certificate signed by an authorized officer certifying as to the matters set forth in the preceding three bullet points;
•	All corporate action on the part of the board of directors and stockholders of YouChange and YCMS, as the case may be, approving and adopting the Merger Agreement and the Merger Transactions;
•	The absence of legal prohibitions, actions, or proceedings on the Closing of the Merger;
•	Dissenter’s rights of appraisal under the Nevada Revised Statutes shall not have been effectively reserved by owners of more than 5% of the outstanding shares of YouChange’s Common Stock;
•	The delivery of an executed Voting Agreement by certain principal stockholders of YouChange approving the Amendments and by YCMS approving the Merger Agreement and the Merger Transactions; and
•
The delivery by YouChange and YCMS of certificates signed by their respective secretaries certifying the organizational documents, boards of directors and stockholders approvals of the Merger Agreement, the Merger Transactions and the Amendments, as the case may be, and verifying the incumbency of each authorized officer who executes the Merger Agreement and any document contemplated by the Merger Agreement.

  Abandonment of the Merger

Notwithstanding approval of the Merger Agreement by the stockholders of the various parties, the Merger may be abandoned prior to the Closing by mutual agreement of the parties’ respective boards of directors, by the board of directors of YouChange and YCMS if the conditions to the obligations of YouChange and YCMS have not been satisfied or waived, by the Board of Directors of Earth911 if the conditions to the obligations of Earth911 have not been satisfied or waived, or at the option of any party if there is instituted and pending or threatened any legal proceeding by any governmental entity seeking to restrain, prohibit or obtain damages in respect of the Merger Agreement or the Merger Transactions.  If the Merger Agreement is abandoned for any of the foregoing reasons, the Merger Agreement will become wholly void and of no effect, and without liability to any party or its officers, directors, representatives, and agents.  Each party bears its own expenses related to all matters related to entering into the Merger Agreement and obtaining the necessary approvals thereof.

Amendment of the Merger Agreement

Subject to applicable law, the Merger Agreement may be amended by written mutual consent of the parties at any time, except that after the Merger Agreement and the principal terms of the Merger have been approved by stockholders, no amendment that, by any applicable legal requirement, requires further approval of stockholders may be made without further approval.

Amended and Restated Bylaws

Pursuant to YouChange’s current Bylaws dated October 23, 2007, by unanimous vote the Board of Directors has the power and authority to alter, amend, and repeal the current Bylaws and to adopt new Bylaws.  By unanimous written consent on May 12, 2012, the Board of Directors approved the Amended and Restated Bylaws that includes, but is not limited to, provisions for (i) the offices of YouChange; (ii) meetings of the stockholders, including matters of notice, quorum, proxy, voting and action without a meeting; (iii) the Board of Directors, including matters of powers, number and term of office, elections, resignation and removal, vacancies, nature and place of meetings, quorum, action by unanimous written consent, compensation, and committees; (iv) officers, including matters related to elections, removal and resignation, vacancies, and powers and duties; (v) corporate instruments, checks, drafts, bank accounts, etc.; (vi) shares of capital stock and their transfer including matters involving stock certificates, record holders, and record date; (vii) indemnification provisions; and (viii) miscellaneous provisions.  The Amended and Restated Bylaws will become effective upon the Closing of the Merger.

A copy of the Amended and Restated Bylaws is attached hereto as Annex B.

No Dissenter’s Appraisal Rights or Similar Rights

No stockholders vote for approving the Merger Agreement is required and therefore matters regarding dissenter’s appraisal rights or similar rights are inapplicable.  Dissenters to the proposed Amendments do not have any appraisal rights or similar rights.  In addition, and as a result of the issuance of additional fractional shares to increase the fractional share to a full share of YouChange’s Common Stock under the Merger Agreement from the conversion and exchange of Earth911 Common Stock for newly issued restricted shares of YouChange’s Common Stock, there are no dissenter’s rights under Nevada law.

AGREEMENTS RELATED TO THE MERGER

Voting Agreements

YouChange and YCMS Voting Agreement

As a condition to Earth911 entering into the Merger Agreement, stockholders owning an aggregate of approximately 53% of the outstanding shares of YouChange Common Stock (the “YouChange Principal Stockholders”) and the stockholder owning 100% of the outstanding shares of YCMS common stock (the “YCMS Principal Stockholder”) entered into a voting agreement with Earth911.  The YouChange Principal Stockholders agreed to vote or give written consent (i) in favor of approval of the Reverse Split; (ii) in favor of approval of the Amended and Restated Articles of YouChange, which include the Name Change, the Share Increase, the Reverse Split, and the Director Classes; (iii) against any action, transaction, or agreement that would result in a breach in any material respect of any covenant or agreement of YouChange under the Merger Agreement; and (iv) against any acquisition proposal other than the Merger and against any proposed action or transaction that could reasonably be expected to impede, frustrate, nullify, prevent, or materially delay consummation of the Merger or that is otherwise in any material respect inconsistent therewith.  The YCMS Principal Stockholder agreed to vote or give written consent (i) in favor of the Merger and the adoption and approval of the Merger Agreement, the terms thereof, the transactions contemplated thereby, and any actions required in furtherance thereof; (ii) against any action, transaction, or agreement that would result in a breach in any material respect of any covenant or agreement of YCMS under the Merger Agreement, and (iii) against any acquisition proposal other than the Merger and against any proposed action or transaction that could reasonably be expected to impede, frustrate, nullify, prevent, or materially delay consummation of the Merger or is otherwise in any material respect inconsistent therewith.

Pursuant to the voting agreement, the YouChange Principal Stockholders and the YCMS Principal Stockholder also have agreed not to transfer YouChange Common Stock or YCMS common stock or options owned, controlled, or acquired, either directly or indirectly, by them or their voting rights with respect to such shares until the earlier of the termination of the Merger Agreement or the completion of the Merger, with the exception that the stockholders may transfer such shares to certain persons, provided that such persons agree in writing to be bound by the terms and provisions of the voting agreement.

The voting agreement will terminate upon the earlier of (i) the valid termination of the Merger Agreement, or (ii) the completion of the Merger.

Earth911 Voting Agreement

As a condition to YouChange and YCMS entering into the Merger Agreement, stockholders owning an aggregate of approximately 98% of the outstanding shares of Earth911 common stock (the “Earth911 Principal Stockholders”) entered into a voting agreement with YouChange and YCMS, pursuant to which the Earth911 Principal Stockholders agreed to vote or give written consent (i) in favor of the Merger and the adoption and approval of the Merger Agreement, the terms thereof, the transactions contemplated thereby, and any actions required in furtherance thereof; (ii) against any action, transaction, or agreement that would result in a breach in any material respect of any covenant or agreement of Earth911 under the Merger Agreement; and (iii) against any acquisition proposal other than the Merger and against any proposed action or transaction that could reasonably be expected to impede, frustrate, nullify, prevent, or materially delay consummation of the Merger or is otherwise in any material respect inconsistent therewith.

Pursuant to the voting agreement, the Earth911 Principal Stockholders also have agreed not to transfer Earth911 common stock or options owned, controlled, or acquired, either directly or indirectly, by them or their voting rights with respect to such shares until the earlier of the termination of the Merger Agreement or the completion of the Merger, with the exception that the stockholders may transfer such shares to certain persons, provided that such persons agree in writing to be bound by the terms of the voting agreement.

The voting agreement will terminate upon the earlier to occur of (i) the valid termination of the Merger Agreement, or (ii) the completion of the Merger.

Severance and Noncompetition Agreements

Upon completion of the Merger, YouChange will enter into severance and noncompetition agreements with Derrick Mains, currently Executive Vice President of YouChange, and Dan Fogel, currently Vice President of Operations and Strategic Initiatives of YouChange.

Pursuant to these agreements, the executives will be entitled to certain benefits and compensation depending upon the circumstances surrounding their termination.  In the event that YouChange terminates the executive for Cause (as defined in the agreement), the executive is entitled to receive his accrued base salary and vested benefits through the date of termination.  In the event that YouChange terminates the executive other than for Cause, the executive will receive his base salary for 12 months following the date of termination and any associated cash bonuses, in addition to the salary accrued and benefits vested prior to the date of termination.  In the event that the executive is terminated by YouChange other than for Cause or the executive terminates for Good Reason (as defined in the agreement) within one year of a Change in Control (as defined in the agreement), the executive will receive his base salary for 12 months following the date of termination, an amount equal to the average of the executive’s cash bonus for each of the two years prior to termination, and all unvested stock compensation held by the executive will immediately vest.

During the executives’ employment with YouChange, and for two years following their termination, the executives will be prohibited from competing with YouChange.  In addition, for a period of two years following their termination, the executives will be prohibited from soliciting or hiring employees and from soliciting customers of YouChange.  The agreements further prohibit the executives from divulging or misappropriating the confidential information and trade secrets of YouChange.

Consulting Agreement

Upon completion of the Merger, YouChange will enter into a two-year consulting agreement with Jeffrey L. Rassás, currently President and Chief Executive Officer of YouChange.  The consulting agreement provides that Mr. Rassás will render advice and recommendations to YouChange as reasonably requested by YouChange with respect to its strategy and operations.  Mr. Rassás will receive $60,000 per annum for his consulting services.  Mr. Rassás will not be eligible to receive a bonus or other benefits, but will be reimbursed for ordinary and necessary business expenses, in an amount not to exceed $500 per month without written authorization from YouChange.  In addition, the agreement will prohibit Mr. Rassás, for a period of two years following the termination of his consulting agreement with YouChange, from competing with YouChange or soliciting its employees or customers.  The agreement will further prohibit Mr. Rassás from divulging or misappropriating the confidential information and trade secrets of YouChange.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On May 21, 2012, YouChange, YCMS, and Earth911 entered into the Merger Agreement for a transaction to be accounted for as a reverse acquisition using the purchase method of accounting under accounting principles generally accepted in the United States.  For a summary of the accounting for the Merger, see the accompanying Notes to Unaudited Pro Forma Condensed Combined Balance Sheet.

Because the Earth911 stockholders will own a majority of the shares of the combined company once the Merger has been consummated, the historical financial statements of Earth911 will become the historical financial statements of the combined company.  Earth911 uses a fiscal year end of December 31.  Therefore, it is appropriate that balance sheet dates and statement of operations periods for the pro forma financial statements be presented based on a December 31 fiscal year end.  As such, the information included in the pro forma financial statements for YouChange has been presented using the applicable periods and dates to be comparable to the Earth911 information.

As noted above, the Merger will be accounted for using the purchase method of accounting.  Accordingly, the pro forma adjustments are based on certain assumptions and estimates regarding the fair value of assets acquired and liabilities assumed and the amount of goodwill that will arise from the Merger, and the period over which certain intangible assets recorded in the purchase accounting adjustments will be amortized.  The amount of goodwill to be recorded as of the Merger date represents the best estimate of the fair value of YouChange on the date the Merger was announced, adjusted for the fair value of assets acquired and liabilities assumed based on information available as of the date hereof, as well as all Merger and related costs.  The actual goodwill arising from the acquisition will be based on the difference between the cost and the fair value of the assets and liabilities on the date the Merger is consummated and adjusted for all charges pertaining to the Merger. The combined company will engage a third-party valuation consultant to assist in the process of determining the fair value of the assets acquired and liabilities assumed. No assurance can be given that actual goodwill will not be more or less than the estimated amount reflected in the pro forma financial statements.

The unaudited pro forma condensed combined financial information is based on a number of other assumptions and estimates, and is subject to a number of uncertainties, relating to the Merger and related to matters, including, among other things, estimates, assumptions, and uncertainties regarding (1) the amount of accruals for direct acquisition costs and the amount of expenses and other costs relating to the Merger, (2) as noted above, the actual amount of goodwill that will result from the Merger, and (3) the fair values of certain assets and liabilities, which are sensitive to assumptions and market conditions.  Accordingly, the unaudited pro forma condensed combined financial information does not purport to be indicative of the actual results of operations or financial condition that would have been achieved had the Merger in fact occurred on the dates indicated, nor does it purport to be indicative of the results of operations or financial condition that may be achieved in the future.  In addition, the consummation of the Merger is subject to satisfaction of a number of conditions, and no assurance can be given that the Merger will be consummated on the currently anticipated terms or at all.

The following unaudited pro forma condensed combined financial statements with respect to YouChange and Earth911 include historical financial data based on their historical financial statements included elsewhere in this Information Statement.  The historical financial statements used for Earth911 were its audited year-end December 31, 2011 financial statements.  The historical financial statements used for YouChange were unaudited year end December 31, 2011 financial statements..  Set forth below are the following unaudited pro forma financial statements:

•	the unaudited pro forma condensed consolidated balance sheets as of March 31, 2012 assuming the Merger occurred as of the balance sheet date presented; and
•	the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2012, assuming the Merger occurred as of March 31, 2012.
•	the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011, assuming the Merger occurred as of January 1, 2011.

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The unaudited pro forma condensed combined financial statements are presented for informational purposes only, are based on certain assumptions that YouChange and Earth911 believe to be reasonable, and do not purport to represent YouChange’s financial condition nor results of YouChange’s operations had the Merger occurred on or as of the dates noted above or to project results for any future date or period.  In the opinion of management, all adjustments have been made that are needed to present fairly the unaudited pro forma condensed combined financial information

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The unaudited pro forma condensed combined financial information should be read in conjunction with the audited financial statements and unaudited condensed financial statements and related attached notes included elsewhere in this Information Statement.

Earth 911, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheets
March 31, 2012

	Historical		Pro Forma		Pro Forma
	Earth 911	YouChange	Adjustments		Combined
Current assets:
Cash and cash equivalents	847,225	14,976	-		862,201
Accounts receivable, net	149,773	-	-		149,773
Inventory	-	7,490	-		7,490
Prepaid expenses and other current assets	14,531	135,934	-		150,465
Total current assets	1,011,529	158,400	-		1,169,929
Property and equipment , net of accumulated depreciation	191,603	3,165	-		194,768
Capitalized software costs	-	174,650	-		174,650
Ownership interest in Quest Recycling, LLC	3,362,129	-	-		3,362,129
Advance to Feature Marketing	-	95,875	-		95,875
Deferred tax asset-non current	1,266,200	-	-		1,266,200
Goodwill	-	-	28,304,305	(1)	28,304,305
Deposits and other assets	334,103	7,370	-		341,473
Total assets	6,165,564	439,460	28,304,305		34,909,329

Current liabilities:
Accounts payable	283,706	112,338	-		396,044
Accrued liabilities	643,793	4,748	-		648,541
Notes and advances payable-related party	-	70,500	-		70,500
Deferred revenue	357,262	-	-		357,262
Long term debt and capital lease obligations-current portion	62,282	51,000	-		113,282
Convertible notes payable-short term	-	33,362	-		33,362
Other current liabilities	4,190	-	-		4,190
Total current liabilities	1,351,233	271,948	-		1,623,181
Long term debt and capital lease obligations-net of current portion	53,902	-	-		53,902
Convertible notes payable-long term	-	78,000	-		78,000
Convertible notes payable-long term- related party	6,389,042	-	-		6,389,042
Warrant liabilities	2,555,855	-	-		2,555,855
Total liabilities	10,350,032	349,948	-		10,699,980

Mezzanine financing( 497,450 common shares as of March 31, 2012)	1,375,933	-	-		1,375,933

Stockholders' equity/(deficit)
Common stock	3,392	40,089	8,573	(1)	57,361
			45,396	(2)
			(40,089)	(1)

Additional paid in capital	2,672,425	2,454,568	28,385,244	(1)	31,012,273
			(2,454,568)	(1)
			(45,396)	(2)
Treasury stock, at cost (75,000 common shares as of March 31, 2012)	-	(26,250)	26,250	(1)	-
Accumulated deficit	(8,236,218)	(2,378,895)	2,378,895	(1)	(8,236,218)
Total stockholders' equity/(deficit)	(5,560,401)	89,512	28,304,305		22,833,416

Total Liabilities, Mezzanine Financing and
Stockholders' Equity/(Deficit)	6,165,564	439,460	28,304,305		34,909,329

See the accompanying notes to unaudited pro forma condensed consolidated financial statements

Earth 911, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
for the Three Months Ended March 31, 2012

	Historical		Pro Forma	ProForma
	Earth911	YouChange	Adjustments	Combined

Revenues	217,772	33,568		251,340

Cost of products sold	-	3,380		3,380

Gross Profit	217,772	30,188		247,960

Operating expenses:
Employee compensation and related expenses
(inclusive of stock-based compensation)	1,245,468	46,302		1,291,770
Professional Fees	66,671	149,227		215,898
General, administrative, sales and marketing	331,794	60,926		392,720
Total operating expenses	1,643,933	256,455		1,900,388

Loss from operations	(1,426,161)	(226,267)		(1,652,428)

Other income (expense):
Interest income	-	3,300		3,300
Interest expense	(130,463)	(22,772)		(153,235)
Gain/Loss on Sale of Assets	(406)	-		(406)
Amortization expense	(233)	-		(233)
Financing costs-Senior Convertible Note	(2,055,855)	-		(2,055,855)
Total other income (expense)	(2,186,957)	(19,472)		(2,206,429)

Loss before taxes and equity income	(3,613,118)	(245,739)		(3,858,857)

Equity method income of Quest Recycling Services, LLC	604,558	-		604,558

Loss before taxes	(3,008,560)	(245,739)		(3,254,299)

Income tax expense (benefit)	(347,200)	-		(347,200)

Net loss	(2,661,360)	(245,739)		(2,907,099)

Basic and diluted loss per share		$(0.01)		$(0.05)
Number of common shares used in per share amounts		39,205,804		57,361,247

See the accompanying notes to unaudited pro forma condensed consolidated financial statements

Earth 911, Inc.
Unaudited Pro Forma Condensed Consolidated Statements of Operations
for the Year Ended December 31, 2011

	Historical		Pro Forma	ProForma
	Earth911	YouChange	Adjustments	Combined

Revenues	979,833	37,360		1,017,193

Cost of product sold	-	13,229		13,229

Gross Profit	979,833	24,131		1,003,964

Operating expenses:
Employee compensation and related expenses
(inclusive of stock-based compensation)	3,820,557	113,506		3,934,063
Professional Fees	89,717	366,231		455,948
General, administrative, sales and marketing	1,213,578	143,234		1,356,812
Total operating expenses	5,123,852	622,971		5,746,823

Loss from operations	(4,144,019)	(598,840)		(4,742,859)

Other income (expense):
Interest income	105	16,101		16,206
Interest expense	(463,011)	(69,080)		(532,091)
Gain/Loss on Sale of Assets	-	-		-
Distribution fee-Quest Recycling Services, LLC	(79,998)	-		(79,998)
Total other income (expense)	(542,904)	(52,979)		(595,883)

Loss before taxes and equity income	(4,686,923)	(651,819)		(5,338,742)

Equity method income of Quest Recycling Services, LLC	2,233,028	-		2,233,028

Loss before taxes	(2,453,895)	(651,819)		(3,105,714)

Income tax expense (benefit)	(874,775)	-		(874,775)

Net loss	(1,579,120)	(651,819)		(2,230,939)

Basic and diluted loss per share		$(0.02)		$(0.04)
Number of common shares used in per share amounts		37,711,993		57,361,247

See the accompanying notes to unaudited pro forma condensed consolidated financial statements

EARTH911, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE - BASIS OF PRESENTATION

On May 21, 2012, Earth911, Inc. (“Earth911”) entered into a Merger Agreement ("Agreement") with YouChange Holding Corp., a Nevada corporation (“YouChange”) and  YouChange Merger Subsidiary Corp., a Delaware corporation and wholly owned subsidiary of YouChange (“YCMS”) wherby (i) YCMS will merge with and into Earth911 and the corporate existence of Earth911 shall continue as the surviving entity and a wholly owned subsidiary of YouChange (“the Merger”); (ii) all issued and outstanding shares of capital stock of Earth911 will be exchanged for newly issued shares of YouChange’s Common Stock such that former stockholders of Earth911 will own 85% of the issued and outstanding shares of YouChange’s Common Stock; (iii) the terms of each outsanding option and warrant to purchase shares of Earth911 common stock, shall be converted into options and warrants, as the case may be, to acquire shares of YouChange’s Common Stock using the same ratio as the exchange of shares of Earth911 capital stock for shares of YouChange’s Common Stock.  Upon completion of the acquisition,the existing YouChange stockholders will own approximately 15% of the outstanding common stock of the combined company.  Consequently, for accounting purposes, the transaction will be accounted for as a reverse acquisition, with Earth911 as the acquirer.  Subsequent to the consummation of the transaction, the historical financial statements of Earth911 will become the historical financial statements of the combined company and the assets and liabilities of YCMS and YouChange, will be accounted for as required under the purchase method of accounting.  The results of operations of YCMS and YouChange  will be included in the consolidated financial statements from the closing date of acquisition.

The accompanying pro forma condensed consolidated financial statements are unaudited and illustrate the effect of Earth911 reverse acquisition ("ProForma") of YouChange.  The pro forma condensed balance sheet as of March 31, 2012 is based on the historical balance sheets of YouChange and Earth 911 as of that date and assumes the acquisition took place on that date.  The pro forma condensed consolidated statements of operations for the three months ended March 31, 2012 and the year ended December 31, 2011 are based on the historical statements of operations of YouChange and Earth911 for those periods.  The pro forma condensed consolidated statements of operations assume the acquisition took place on the first day of the respective periods, January 1, 2012 and January 1, 2011.

The pro forma condensed consolidated financial statements may not be indicative of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's  current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying pro forma condensed financial statements should be read in connection with the historical financial statements of YouChange and Earth911, including the related notes and other financial information included in the filing.

EARTH911, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the unaudited condensed consolidated balance sheet are as follows:

(1)  To reflect the reverse acquisition of YouChange equal to the value of the stock retained by the shareholders of YouChange in the merger.  YouChange shareholders will retain approximately 8,604,187 shares of common stock valued, after the reverse split, at $3.30 per share. The actual amount of goodwill recorded could change materially and will be dependent upon the stock price of YouChange Holdings Corp on the date the Merger is consummated, as well as any changes in the net book value prior to the date of close.

(2)  Adjustment to the common stock and additional paid-in capital of Earth911 to reflect the adjustment in the number of common shares issued to Earth911 stockholders.

NOTE 3 - PRO FORMA NET LOSS PER COMMON SHARE

The unaudited pro forma basic and diluted net loss per share are based on the assumption that the number of shares of YouChange common stock issued in connection with the reverse acquisition of YouChange were outstanding at the inception of the respective operating statements and gives retroactive effect of the one for five reverse stock split to existing YouChange shareholders.

NOTE 4 - YEAR END DATE CHANGE

It is the intent of the management of the Companies to convert the year-end to December 31st upon the completion of merger, which is the historical year-end of Earth911.  Therefore, the accompanying pro forma  unaudited financial statements utilize the December 31st year-end of Earth911 rather than the June 30th year-end historically reported by YouChange.  The YouChange operating statements for the year ended December 31, 2011 have been derived from the quarterly operating activity.

THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

Description of the Proposed Amendments

On May 12, 2012, the YouChange Board of Directors unanimously approved the Merger Agreement and the Merger Transactions, including amendments to YouChange’s Articles of Incorporation, subject to required stockholder approval and the requirements of Regulation 14C (i) to change its name from YouChange Holdings Corp to Infinity Resources Corp. (the “Name Change”); (ii) to increase the number of authorized shares of Common Stock from 60,000,000 to 100,000,000 and to authorize a total of 10,000,000 shares of Preferred Stock to be designated in series or classes and the number of each series or class, including the voting powers, designations, limitations, restrictions and relative rights of each series or class of stock, as the YouChange Board of Directors shall determine in its sole discretion (the “Share Increase”); (iii) to provide for a recapitalization of YouChange in which each five shares of the issued and outstanding shares of YouChange’s Common Stock will be converted into one share of fully paid and nonassessable Common Stock of YouChange (a 1-for-5 reverse stock split) (the “Reverse Split”); and (iv) to divide the Board of Directors into three classes, as nearly equal in number as possible, designated Class I, Class II, and Class III with Class I directors initially serving until the 2013 meeting of stockholders, Class II directors initially serving until the 2014 meeting of stockholders, and Class III directors initially serving until the 2015 meeting of stockholders (the “Director Classes”) as set forth in YouChange’s Amended and Restated Articles of Incorporation (collectively, the “Amendments”).  The Amendments will be effected upon their filing with the Secretary of State of the State of Nevada.  The full text of the proposed Amendments is set out in Annex C to this Information Statement.  The text of the proposed Amendments is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada or as the YouChange Board of Directors deems necessary and advisable to effect the Name Change, the Share Increase, the Reverse Split, and the Director Classes.

Following approval of the Amendments by the YouChange Board of Directors, action was taken without a meeting of the stockholders on June 14, 2012 to approve the Amendments by written consent signed by a majority of the voting power of the stockholders as required by Nevada law.  As of the record date of June 1, 2012, there were 42,838,879 shares of YouChange Common Stock issued and outstanding of which each share of Common Stock was entitled to one vote.  There were no shares of Preferred Stock authorized or issued and outstanding.  Therefore, the Amendments have been approved by the YouChange Board of Directors and stockholders but will not become effective until the Amendments are filed with the Secretary of State of the State of Nevada.  No filing of the Amendments can be made with the Secretary of State of the State of Nevada until at least 20 calendar days following the filing of this Information Statement with the SEC and the transmission of this Information Statement to all holders of record of YouChange’s Common Stock as of the Record Date of June 1, 2012.
The Name Change

Reasons for the Name Change

YouChange is contractually bound by the provisions of the Merger Agreement that require YouChange to proceed with the Name Change.  With the Merger Transactions, YouChange will acquire Earth911 as a wholly owned subsidiary and through that entity YouChange will conduct primary business operations along with YouChange’s wholly owned subsidiary YouChange, Inc.

Because of the prominent role that Earth911 will play in YouChange’s overall business strategy and operations, YouChange believes it to be in its best interests to change its name from YouChange Holdings Corp to Infinity Resources Corp.  The word “YouChange” simply has no application in the context of YouChange’s current business.  YouChange believes that a name change to “Infinity Resources Corp.”, with its wholly owned subsidiaries Earth911 and YouChange, Inc., offers a more complimentary identity for the parent and subsidiary companies, and will be more advantageous to YouChange’s image and marketing strategy.

The name change will become effective upon filing the proposed Amendments with the Secretary of State of the State of Nevada or such later date as may be set forth in the Amendments.

The Share Increase

Purpose of the Share Increase

In connection with and in order to consummate the Merger, YouChange must increase its number of authorized shares.  In addition to satisfying the terms of the Merger Agreement and providing adequate consideration to the Earth911 stockholders, the Share Increase will offer a new level of flexibility to YouChange in its corporate pursuits.  The Share Increase, while not placing new common stock in the hands of YouChange stockholders in connection with the Merger, except as must be provided to Earth911 stockholders, allows YouChange to pursue future equity financing transactions and engage in other registered public or exempt offerings in order to raise operating capital.  Further, the availability of authorized but unissued shares of common stock affords YouChange the opportunity to approve and adopt equity incentive plans for its employees and executives.

Reasons for the Share Increase

The Board determined to increase the number of authorized shares of Common Stock and to authorize the issuance of shares of Preferred Stock because the current number of authorized shares of Common Stock is insufficient to satisfy the requirements of the Merger Agreement whereby upon the Closing, the former stockholders of Earth911 will own 85% of the issued and outstanding shares of YouChange Common Stock.  Currently there are 60,000,000 shares of YouChange Common Stock authorized, and 42,838,879 shares of YouChange Common Stock issued and outstanding as of the record date of June 1, 2012.  Taking into consideration the Reverse Split, approximately 48,757,060 newly issued restricted shares of YouChange’s Common Stock will be issued to the former Earth911 stockholders in exchange for their shares of capital stock in Earth911.  Furthermore, the YouChange Board believes that the current number is insufficient for existing and future corporate purposes, and that the increase is needed to provide flexibility for issuances of Common Stock and Preferred Stock to raise additional capital, to support strategic business opportunities that may be presented from time to time, and to reserve and make available shares of Common Stock for issuance under any equity incentive plan that YouChange may approve and adopt.  Other than as stated above, YouChange has no plans, agreements, arrangements, or understandings to issue any additional shares of Common Stock or shares of Preferred Stock.

In connection with the increase in the number of authorized shares of Common Stock, the YouChange Board has determined that it is in the best interests of YouChange and its stockholders to increase the number of authorized shares of Common Stock from 60,000,000 to 100,000,000 and to authorize a total of 10,000,000 shares of Preferred Stock to be designated in series or classes and the number of each series or class, including the voting powers, designations, limitations, restrictions, and relative rights of each series or class of stock, as the Board of Directors shall determine in its sole discretion.  The increase would become effective upon filing the proposed Amendments with the Secretary of State of the State of Nevada.

Shares of Common Stock Issued and Outstanding

YouChange is currently authorized to issue a maximum of 60,000,000 shares of Common Stock, and as of the record date of June 1, 2012, there were 42,838,879 shares of Common Stock issued and outstanding.  YouChange does not currently have authorization to issue shares of Preferred Stock, and there are no shares of Preferred Stock issued and outstanding.  The Share Increase will not change the number of outstanding shares of Common Stock but will provide the Board of Directors with the ability to issue additional shares of Common Stock and shares of Preferred Stock in classes or series as the Board of Directors determines to be for proper corporate purposes and in the best interests of YouChange.

The holders of YouChange’s Common Stock are entitled to one vote per share on all matters submitted to a vote of YouChange’s stockholders.  No cumulative voting is permitted.  The vote required to approve the Amendments is a majority of the issued and outstanding shares of Common Stock entitled to vote as of the record date of June 1, 2012.  In addition, such holders are entitled to receive ratably such dividends, if any, as may be declared from time to time by the YouChange Board of Directors out of funds legally available therefore.  No dividends may be paid on the Common Stock until all accrued but unpaid dividends on the shares of YouChange’s Preferred Stock have been paid. In the event of the dissolution, liquidation or winding up of YouChange, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities of YouChange and the preference amount distributable to the holders of the shares of Preferred Stock.  The holders of Common Stock do not have any subscription, redemption or conversion rights, nor do they have any preemptive or other rights to acquire or subscribe for additional, unissued or treasury shares.

With the exception of the number of authorized shares of Common Stock, the rights and preferences of the shares of Common Stock prior and subsequent to the Share Increase will remain the same.  After the effectiveness of the Share Increase, it is not anticipated that the financial condition of YouChange, the percentage ownership of management, the number of YouChange’s stockholders or any aspect of YouChange's business would materially change solely as a result of the increased number of authorized shares of Common Stock and authorizing shares of Preferred Stock.

The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, YouChange is subject to the periodic reporting and other requirements of the Exchange Act.  The Share Increase will not affect the registration of the Common Stock under the Exchange Act.  If the proposed Amendments are implemented, YouChange’s Common Stock may initially continue to be reported on the OTC Bulletin Board under the symbol “YCNG”  but at some point in time will change.  However, the new symbol is  not yet known.

Effects of the Increased Authorized Shares of Common Stock and Authorized Shares of Preferred Stock

As a result of the increased number of authorized shares of Common Stock and authorization to issue shares of Preferred Stock, there will be an increase in the total number of authorized shares of Common Stock and shares of Preferred Stock that YouChange may issue, including the number of shares of both Common Stock and Preferred Stock unissued and available for future issuance.  The Board of Directors will have the authority to issue shares of Preferred Stock in series or classes and the number of each series or class, including the voting powers, designations, limitations, restrictions, and relative rights of each series or class of stock as the Board of Directors shall determine in its sole discretion (the “Preferred Stock Preferences”).  This action will increase the number of shares of available Common Stock and authorize shares of Preferred Stock for issuance to raise capital for any proper corporate purpose approved by the Board of Directors, including future financing transactions.  The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of YouChange’s Common Stock.  Upon the issuance of any shares of Preferred Stock, the Preferred Stock holders will have preferences and rights superior to those of the holders of Common Stock as more specifically set forth in the Preferred Stock Preferences.  The effective increase in the number of authorized but unissued shares of YouChange’s Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of YouChange’s Articles of Incorporation or Bylaws.  The increase in the number of authorized shares of Common Stock and authorizing the issuance of shares of Preferred Stock is not being proposed in response to any effort of which management of YouChange is aware to accumulate shares of Common Stock or obtain control of YouChange, except as contemplated by the Merger Agreement, nor is it part of a similar plan by management.

Holders of the Common Stock have no preemptive or other subscription rights.

In addition, the increased number of authorized shares of Common Stock will allow shares of Common Stock to be reserved and available for issuance under any equity incentive plan that the YouChange Board of Directors may choose to approve, adopt, and present to the stockholders for approval as required by applicable federal and state laws.

The Reverse Split

Purpose of the Reverse Stock Split

The purpose of the Reverse Split is to increase the per share trading price of YouChange’s Common Stock.  The Reverse Split is a requirement under provisions of the Merger Agreement.

YouChange believes that a number of institutional investors and investment funds are reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms are reluctant to recommend lower-priced stocks to their clients.  By effecting a Reverse Split, YouChange believes it may be able to raise its Common Stock price such that YouChange Common Stock could be viewed more favorably by potential investors.

Other investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks.  A higher stock price after a Reverse Split could alleviate this concern.

The combination of lower transaction costs and increased interest from institutional investors and investment funds could have the effect of improving the trading liquidity of YouChange Common Stock.

Reasons for the Reverse Split

The Board of Directors believes that the Reverse Split is in the best interests of YouChange because it reduces the number of shares of Common Stock available on the public market, and thereby proportionately increases the per share price of YouChange Common Stock.  The Board has considered certain factors, including existing and expected marketability and liquidity of YouChange Common Stock, prevailing market conditions and the likely effect on the market price of YouChange Common Stock, the recent trading history of YouChange Common Stock, the overall market conditions at the time, and other relevant factors.  Theoretically, decreasing the number of shares of YouChange Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them or YouChange’s reputation in the financial community.  In practice, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks.  The presence of these negative perceptions may adversely affect, and may continue to adversely affect, not only the pricing of YouChange Common Stock, but also its trading liquidity.  In addition, these perceptions may affect YouChange’s ability to raise additional capital through the sale of stock or the cost of debt YouChange may incur.  Upon approval of and filing of the Amendments with the Secretary of State of the State of Nevada, YouChange will have 8,604,187 shares of its Common Stock outstanding as of the date of this Information Statement.  The Reverse Split will also make available a substantial number of additional authorized but unissued shares of Common Stock, which are needed for issuance to the Earth911 stockholders at the Closing of the Merger.  YouChange further believes the Reverse Split will increase its flexibility to structure future financing, to take advantage of future business opportunities such as acquisitions, and to meet corporate needs as they arise, all without the delay and expense of calling a meeting of YouChange’s stockholders to authorize an increase in authorized capital.  YouChange’s Common Stock may then be more appealing to institutional investors and investment funds.

YouChange hopes that the decrease in the number of shares outstanding of YouChange Common Stock resulting from the Reverse Split, and the anticipated increase in the price per share, will spark interest in YouChange Common Stock among members of the financial community.  The possibility exists, however, that stockholder liquidity may be adversely affected by the reduced number of shares that would be outstanding if the Reverse Split is effected, particularly if the price per share of the Common Stock begins to decline after the Reverse Split is accomplished.  Such a decrease in the price per share of YouChange Common Stock will reduce the value of your holdings in YouChange, as you will have fewer shares as a result of the Reverse Split.

The Board of Directors believes that the share price of YouChange Common Stock factors into whether its Common Stock meets investing guidelines for certain institutional investors and investment funds.  Also, the Board of Directors believes that YouChange’s stockholders will benefit from relatively lower trading costs for a higher-priced stock.  The combination of lower transaction costs and increased interest from institutional investors and investment funds may ultimately improve the trading liquidity of YouChange Common Stock.

YouChange is not aware of any present efforts by any person or entity to accumulate the Common Stock, and the proposed Reverse Split is not intended to be an anti-takeover device.  The Board of Directors did not seek authority to implement a Reverse Split in anticipation of any future transaction or series of transactions, except as contemplated by the Merger Agreement, including any "going private" transaction, other than the implementation of its proposed business objectives regarding the marketplace of applications for handheld personal electronic devices that have been disclosed in prior public filings.

Currently, YouChange Common Stock is listed on the FINRA OTC Bulletin Board under the symbol “YCNG.”  The OTC Bulletin Board is viewed by most investors as a less desirable and less liquid marketplace.  A Reverse Split may give YouChange the opportunity to attempt a listing on a higher quality exchange, but there can be no assurance that the Reverse Split will help YouChange achieve this desired result.

The Board has made the determination that the Reverse Split is in YouChange’s and the stockholders’ best interests.  In connection with any determination to effect the Reverse Split, the Merger Agreement requires the Reverse Split for the Closing of the Merger Transactions.  The Board of Directors will implement the Reverse Split to satisfy the requirements of the Merger Agreement as promptly as possible following the expiration of the required 20-day period that follows the mailing of this Information Statement to YouChange’s stockholders.

There can be no assurance that the Reverse Split will achieve any of the desired results.  There also can be no assurance that the price per share of the YouChange Common Stock immediately after the Reverse Split will increase proportionately with the Reverse Split, or that any increase will be sustained for any period of time.  A decrease in the price per share of the Common Stock will reduce the value of your holdings in YouChange, as you will have fewer shares as a result of the Reverse Split.

Impact of the Proposed Reverse Stock Split

The Reverse Split will be realized simultaneously and in the same ratio for all of YouChange Common Stock.  The Reverse Split will affect all issued and outstanding shares of YouChange Common Stock and outstanding rights (including options and warrants) to acquire YouChange Common Stock uniformly.  It will not affect any stockholder’s percentage ownership interest in YouChange, except to the extent that the Reverse Split would result in any holder of YouChange Common Stock receiving whole shares instead of fractional shares.  As described below, each holder of YouChange Common Stock otherwise entitled to a fractional share as a result of the Reverse Split will receive one share of YouChange Common Stock in lieu of such fractional share.  In addition, the Reverse Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).  After the Reverse Split, the number of authorized shares of Common Stock will be 100,000,000 shares (as a result of the Share Increase) and the number of unissued shares of Common Stock will be approximately 91,395,813 shares.  The number of authorized but unissued shares of YouChange’s Common Stock will make available a sufficient number of additional authorized but unissued shares of Common Stock for structuring possible future financings, taking advantage of future business opportunities such as acquisitions, and meeting corporate needs as they arise.

The principal effects of the Reverse Split will be as follows:

•	each five shares of YouChange Common Stock owned by a stockholder will be converted into one new share of Common Stock;
•	the number of shares of Common Stock issued and outstanding will be reduced from approximately 43,020,937 shares to approximately 8,604,187 shares; and
•
proportionate adjustments will need to be made to the per share exercise price of outstanding warrants and options entitling the holders to purchase shares of Common Stock as a result of the Reverse Split.

The Reverse Split may result in some stockholders owning a single “odd lot” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.  Some stockholders who own more than 100 shares of Common Stock may own both round lots and odd lots.  The Board believes, however, that these potential effects are substantially outweighed by the benefits of the Reverse Split.

With the Share Increase, YouChange will have 10,000,000 authorized shares of Preferred Stock of which no shares are issued or outstanding.  Authorized but unissued shares will be available for issuance and YouChange may issue such shares in the future.  The exercise of stock options and warrants that may be granted in the future will increase the number of issued and outstanding shares of YouChange’s Common Stock.  In addition, if YouChange was to issue any additional shares in connection with any future financing, acquisition or other transaction, the ownership interest of holders of its Common Stock will be diluted.

Certain Risk Factors Associated with the Reverse Stock Split

•
While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Split will result in any particular price for YouChange Common Stock or result in a per share price that will attract institutional investors or investment funds, or that such share price will satisfy the investing guidelines of institutional investors or investment funds.  As a result, the trading liquidity of YouChange’s Common Stock may not necessarily improve.

•
There can be no assurance that the market price per new share of YouChange Common Stock after a Reverse Split will remain unchanged or increase in proportion to the reduction in the number of shares of YouChange Common Stock outstanding before the Reverse Split.  For example, based on the closing price of YouChange Common Stock on August 2, 2012 of $.60 per share, if the Reverse Split was implemented and approved for a Reverse Split ratio of 1-for-5, there can be no assurance that the post-split market price of YouChange Common Stock would be $3.00 or greater.  Accordingly, the total market capitalization of YouChange Common Stock and the value of your holdings of YouChange Common Stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split.  Moreover, in the future, the market price of the YouChange’s Common Stock following the Reverse Split may not exceed or remain higher than the market price prior to the Reverse Split.

•
If the Reverse Split is effected and the market price of YouChange Common Stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Split.  The value of your holdings of YouChange Common Stock would also decline in the same manner.  The market price of YouChange Common Stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.  Furthermore, the liquidity of YouChange Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

The Timing to Implement the Reverse Stock Split

The Reverse Split will be effected, promptly following the required 20-day period for mailing this Information Statement to YouChange’s stockholders.  Under the Merger Agreement, assuming all other conditions to the Closing are satisfied, the Board of Directors is required to implement the Reverse Split.

Effective Date

The proposed Reverse Split of the Common Stock would become effective upon filing the Amendments with the office of the Secretary of State of the State of Nevada (the “Effective Date”).  Except as explained below with respect to fractional shares, on the Effective Date, each five shares of YouChange’s Common Stock issued and outstanding immediately prior thereto will be converted, automatically and without any action on the part of the stockholders, into one share of YouChange’s Common Stock.

After the Effective Date, YouChange’s Common Stock will have new committee on uniform securities identification procedures (“CUSIP”) numbers, which is a number used to identify YouChange’s equity securities.  Stock certificates with the old CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

YouChange Common Stock may initially continue to be reported on the FINRA OTC Bulletin Board under the symbol “YCNG,” although FINRA will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Effective Date to indicate that the Reverse Split has occurred, but at some point in time will change.  However, the new symbol is not yet known..

Fractional Shares

Stockholders will not receive fractional shares of Common Stock from the conversion of the five-for-one ratio following the Reverse Split.  Instead, such stockholders will receive a whole share of YouChange’s Common Stock for any fractional share of Common Stock.

Effect on Registered and Beneficial Holders of Common Stock

Upon the Reverse Split, YouChange intends to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers or other nominees will be instructed to effect the Reverse Split for their beneficial holders who hold YouChange’s Common Stock in “street name.”

Effect on Registered “Book-Entry” Holders of Common Stock

Certain of YouChange’s registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with YouChange’s transfer agent.  These stockholders do not have stock certificates evidencing their ownership of YouChange’s Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Split shares.  If a stockholder is entitled to post-Reverse Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Split.

Effect on Certificated Shares

Stockholders holding shares of YouChange Common Stock in certificate form will not be required to surrender his or her certificate(s) representing shares of YouChange Common Stock (“Old Certificates”).  As a result of the Reverse Split, YouChange’s transfer agent, Columbia Stock Transfer Company, will reflect in its records the change as to the number of shares that each stockholder holds.  YouChange will deem outstanding Old Certificates held by stockholders to be canceled and only to represent the number of whole shares of Common Stock to which these stockholders are entitled following the Reverse Split.

Even though there is no mandatory surrender of share certificates, each stockholder may voluntarily elect to surrender his or her Old Certificate(s) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of Common Stock following the Reverse Split (“New Certificates”).  If a stockholder wants to make such an election to exchange Old Certificates for New Certificates, please contact Columbia Stock Transfer Company at michelle@columbiastock.com with regard to the process.  Each stockholder is responsible for all transfer and other fees associated with the exchange.  No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with properly completed and executed documents as required by YouChange’s transfer agent.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.

If an Old Certificate(s) contains a restrictive legend on its back, any New Certificate(s) will be issued with the same restrictive legend that is on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

Accounting Matters

The Reverse Split will not affect the par value of a share of YouChange’s Common Stock.  As a result, as of the Effective Date of the Reverse Split, the stated capital attributable to Common Stock on YouChange’s balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  Reported per share net income or loss and net book value of YouChange’s Common Stock will be restated because there will be fewer shares of Common Stock outstanding.

Potential Anti-Takeover Effect

The proportion of authorized but unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect.  For example, the issuance of a large block of Common Stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of YouChange with another company.  However, the Reverse Split proposal is not being proposed in response to any effort of which YouChange is aware to accumulate shares of Common Stock or to obtain control of YouChange, except as contemplated by the Merger Agreement in order to consummate the Merger, nor is it part of a plan by management to recommend to the Board and stockholders a series of amendments to YouChange’s Articles of Incorporation, as amended.  Other than the proposal for the Amendments, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to YouChange’s Articles of Incorporation, as amended, that could be construed to reduce or interfere with the ability of third parties to take over or change the control of YouChange.

The Director Classes

Purpose of the Director Classes

The provisions regarding the Director Classes divide the YouChange Board of Directors into three approximately equal classes designated Class I, Class II, and Class III with Class I directors initially serving until the 2013 meeting of stockholders, Class II directors initially serving until the 2014 meeting of stockholders, and Class III directors initially serving until the 2015 meeting of stockholders.  The number of directors of YouChange will be fixed as set forth in YouChange’s bylaws and may be increased or decreased from time to time by resolution of the Board of Directors.  The YouChange Board of Directors believes that dividing the directors into three classes is advantageous to YouChange and its stockholders because providing that directors will serve three-year terms rather than one-year terms increases the likelihood of continuity and stability of the policies formulated by the Board of Directors and enhances YouChange's ability to carry out its long-term plans and goals for its benefit and for the benefit of the stockholders.

Impact of the Director Classes

The Board of Directors has observed the use of certain coercive takeover tactics in other publicly held companies, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or corporate restructuring, proxy fights, and partial tender offers.  The Board of Directors believes that the use of these tactics can place undue pressure on a corporation's board of directors and stockholders to act hastily and on incomplete information, and, therefore, can be highly disruptive to a corporation, as well as result in unfair differences in treatment of stockholders who act immediately in response to an announcement of takeover and those who choose to act later, if at all.  The proposed Director Classes are not, however, in response to any efforts of which YouChange is aware to accumulate YouChange Common Stock or any other takeover overtures, except as contemplated by the Merger Agreement.  Rather, the Board of Directors wishes to protect stockholder investments in YouChange by ensuring that unsolicited bidders will not be in a position to place undue pressure on the ability of the Board of Directors to negotiate with any potential acquirer from the strongest practical position, which is in the interest of all stockholders.  The Director Classes provision makes it more difficult for stockholders to change the composition of the Board of Directors even if stockholders believe such a change would be desirable.  Because of the additional time required to change control of the Board of Directors, the Director Classes will also tend to perpetuate incumbent management.

Potential Anti-Takeover Effect of the Director Classes

The Director Classes will increase the amount of time required for a takeover bidder to obtain control of YouChange without the cooperation of the Board of Directors, even if the bidder were to acquire a majority of YouChange's outstanding stock; accordingly, it will tend to discourage certain mergers, proxy fights, and tender offers, perhaps including some offers that stockholders might deem to be in their best interest.  As a result, stockholders may be deprived of opportunities to sell some or all of their shares in a tender offer.  Tender offers for control usually involve a control premium and may involve a bidding contest between competing takeover bidders.  The Director Classes could also discourage open market purchases by a potential takeover bidder.  Such purchases could temporarily increase the market value of YouChange Common Stock, enabling stockholders to sell their shares at a price higher than that which would otherwise prevail.  Finally, the Director Classes could decrease the market price of YouChange Common Stock by making the stock less attractive to persons, such as arbitrageurs, who invest in securities in anticipation of an increase in price if a takeover attempt develops.

The Director Classes would significantly extend the time required to make any change in control of the Board of Directors and will tend to discourage any hostile takeover bid for YouChange.  Presently, a change in control of the Board of Directors can be made by the holders of a majority of the outstanding voting stock of YouChange at a single annual meeting.  Since only a minority of the directors will be elected at each meeting under the proposed Director Classes, it will take at least two annual meetings for such stockholders to make a change in control of the Board, except in the event of vacancies resulting from resignation, removal for cause or other reasons.  Staggered terms would also guarantee that approximately two-thirds of the directors at any one time would have at least one year's experience as directors of YouChange.

Implementation of the Director Classes

To implement the classified Board of Directors, the Director Classes as contained in the Amendments would permit Class I, Class II, and Class III directors to be established by the Board of Directors upon approval and adoption of the Amendments and filing with the Secretary of State of the State of Nevada.  If the Amendments with the Director Classes are approved and adopted, Class I directors will initially serve until the 2013 annual meeting of stockholders, Class II directors will initially serve until the 2014 annual meeting of stockholders, and Class III directors will initially serve until the 2015 annual meeting of stockholders, and in each case, until their successors are duly elected and qualified, or until their earlier death, resignation or removal.  Commencing at YouChange’s next annual meeting of stockholders, directors of each Class whose terms shall then expire shall be elected to serve for a three-year term and until the election and qualification of their respective successors in office so that the terms of one class of directors will expire each year.  Thus, the stockholders will elect only approximately one-third of the directors at each annual meeting.  In addition, the Board of Directors may fill any vacancies which occur for the remainder of the term of the director who ceases to be a director. The amendment is consistent with the provisions of the Nevada Revised Statutes.

Stockholder Approval

On June 1, 2012, the record date for determination of the stockholders entitled to receive this Information Statement, there were 42,838,879 shares of Common Stock issued and outstanding.  The holders of YouChange’s Common Stock are entitled to one vote per share on all matters submitted to a vote of YouChange’s stockholders.  Therefore, YouChange needed the affirmative vote of at least a majority of the outstanding shares of its Common Stock, or 21,419,470 shares, to approve the Amendments.  By unanimous written consent on May 12, 2012, the YouChange Board of Directors adopted a resolution approving the Amendments.  By written consent dated June 14, 2012, a group of YouChange’s stockholders, who collectively own 22,859,062 shares, or approximately 53%, of the issued and outstanding shares of YouChange Common Stock, approved, adopted, and ratified the Amendments.

Dissenter’s Rights

As a result of the issuance of additional fractional shares to increase the fractional share to a full share of YouChange’s Common Stock from the Reverse Split, there are no dissenter’s rights under Nevada law.

Effective Date of the Amendments

The proposal discussed above will become effective upon filing the Amendments with the Secretary of State of the State of Nevada, which YouChange intends to complete 20 days after this Information Statement is first mailed to YouChange’s stockholders.

Effect on Legal Ability to Pay Dividends

The Amendments will have no material impact on the legal ability of YouChange to pay dividends.

INFORMATION REGARDING YOUCHANGE

Business Conducted

YouChange Holdings Corp. has its principal executive offices located at 2209 W. 1st Street, Suite A-113, Tempe, AZ 85251.  YouChange is organized as a software and services venture in the green technology (“GreenTech”) sector to develop a leading social movement focusing on the elimination of electronic waste (“eWaste”) in the United States, which includes used, obsolete, and end-of-life consumer electronics and computer devices.  The GreenTech sector is a recognized business sector also known as Environmental Technology or “Envirotech.”  Companies in this sector apply environmental science in an effort to help conserve the environment and to choose business approaches that are environmentally and economically sustainable.

YouChange’s software includes a destination website, www.youchange.com, where users can join and refer friends to learn about the problem of electronic waste through content, blogs, and forums.  Site members are encouraged to take action through the turn-over and sale of their used, obsolete or end-of-life consumer electronics, which reduces the risk of adding to the waste stream.  Members access the YouChange calculator and offer database through www.youchange.com and by answering a series of questions, may receive a real-time cash and/or reward points offer.  Initially, reward points collected by members may be used to exchange for other items in the “Shop Green” area of the website, which is an online marketplace where points can be exchanged for various products.  Members may send their items to YouChange or drop off their items at YouChange’s offices.  In addition to the website, users can learn about local events and electronic collection drives through YouChange’s Facebook, Twitter and Linked-In social media pages.

YouChange plans to collect used electronics through:

(i)	Making offers to members through the YouChange website, which is discussed above.
(ii)
Using existing retailers or businesses as drop-off locations for used electronics.  YouChange plans to develop strategic alliances with retailers, electronic refurbishment centers, and recyclers.  By listing retailers as drop-off locations on the YouChange website, YouChange will encourage its members to visit these locations and thus, will expect an increase in foot traffic for those locations.  If members drop off items rather than use YouChange’s prepaid shipping mechanism, YouChange expects to obtain these items at a lower cost.  YouChange is in discussions with a national car dealership, a major university, and several local charities and other organizations within the greater Phoenix, Arizona metropolitan area.  YouChange has drop-off agreements with a local computer repair store chain, Red Seven, the Phoenix location of the national Childhelp charity, and one of YouChange’s recycling alliance participants, E-Waste Harvesters, Inc.

(iii)
Collecting used electronics through YouChange-initiated collection events.  Local electronic collection events play an important part in YouChange’s strategy and are accomplished in partnership with local sports teams, businesses, and charity groups.  YouChange has developed a collection event and brand awareness model built around employees of third party companies bringing their excess electronics to work on designated days.  YouChange has piloted these events in the Phoenix, Arizona metropolitan area during the first half of 2011.  A second component of this collection event and brand awareness model involves partnering with local sports teams to host pre-game collection and brand awareness events.  A third component of this model, which was launched in April 2011, is a new program YouChange refers to as GREEN Ambassadors and GREEN Leaders, where members of the community host collection events at various business and charity locations.  As with retail and business permanent drop-off locations, if members drop off their items in connection with YouChange’s GREEN Ambassadors and GREEN Leaders programs rather than use YouChange’s prepaid shipping mechanism, YouChange expects to obtain these items at a lower cost.

YouChange piloted the GREEN Leaders program at two Phoenix, Arizona private elementary schools and is expected to expand to public and private high schools and colleges.  In addition, YouChange introduced the program in several Arizona school districts in the fall of 2011, including schools in Tempe and Phoenix.  The GREEN Ambassadors program is expected to debut in a retirement community as well, and YouChange is in discussions with a local umbrella charity organization to allow its members to become GREEN Ambassadors.  Although YouChange is optimistic about the opportunities these initiatives offer, no assurances can be made that any of them will be implemented as described.

YouChange is also developing an electronic Tracking System (“eTS”) to provide asset receipt, refurbishment, and disposal recycling tracking through the complete handling cycle of all electronics collected.  In addition, the website and the eTS are expected to integrate business-to-business activity.  Businesses can dispose of excess electronics in bulk.  The eTS is expected to extend beyond the website, electronic pricing, and rewards calculator previously launched online, and is intended to be used by local retailers, electronics refurbishment centers, and recyclers that may partner with YouChange.  YouChange intends to generate revenue through the refurbishment, resale (“reCommerce”), and recycling of the electronics collected, facilitating YouChange’s sustainability objectives by extending the lifecycle of these items and keeping such items from the electronic waste stream.  Once developed and launched, the eTS is expected to become part of a system that will allow YouChange to establish a reCommerce business without an investment in bricks and mortar by structuring alliances with, and charging a management fee to, local retailers, electronic refurbishment centers, and recyclers.

YouChange intends to develop limited in-house refurbishment services, focusing on sanitizing data, and plan to outsource recycling to responsible, certified recyclers (holding either R2 or e-stewards industry certifications).  YouChange has held discussions with a local recycling and refurbishing company regarding a potential supplier relationship.

YouChange has realized minimal revenue from its planned business purpose to the date of this Information Statement and currently has limited operations.  Accordingly, YouChange is considered to be in the development stage and has been so since its formation.  YouChange has devoted its efforts to business planning and development, and has allocated a substantial portion of its time and investment to bringing its product to the market as well as to raising capital.

Directors and Executive Officers

The YouChange Board of Directors currently consists of two members, Mr. Jeffrey I. Rassás and Mr. Richard A. Papworth.  YouChange’s Bylaws in effect prior to the Closing allow for the YouChange Board of Directors to consist of between 1 and 7 members.  Mr. Rassás also serves as President and CEO, while Mr. Papworth serves as CFO.

Set forth below is certain information regarding YouChange’s current executive officers and directors.  There are no family relationships among members of YouChange’s management or its Board of Directors.

Name	Position	Age	Held Position Since
Jeffrey I. Rassás	Director, President and CEO	49	2009
Richard A. Papworth	Director and Chief Financial Officer	53	2009
Derrick Mains	Executive Vice President	39	2011
Naser Ahmad	Chief Technical Officer	56	2010

Jeffrey I. Rassás

Mr. Rassás is the Founder and Chief Executive Officer of YouChange, Inc., a wholly owned subsidiary of YouChange, and has served as Chairman of YouChange, Inc. since October 2009.  A 20-year veteran of entrepreneurial ventures and business management, Mr. Rassás has extensive experience in funding, leading, developing, and performing corporate turnarounds for numerous start-up ventures, both private and public, primarily in the Internet and Technology sectors.  Prior to joining YouChange, Inc., from 2006-2009, Mr. Rassás served as President and Chief Executive Officer of Global Alerts, Inc., a holding company for Earth911.com and Pets911.com.  As Chief Executive Officer, Mr. Rassás led the team that acquired Earth911.com, Pets911.com and AMBERalert.com from a local Arizona company.  Upon executing a new strategy, recruiting a new management team, and successfully executing the company's plan, he garnered national success and distinction, achieved significantly higher values, and successfully sold AMBERalert.com.  Prior to Global Alerts, from 2002-2005, Mr. Rassás served as Co-Chairman and Chief Executive Officer of ImproveNet, Inc. (a publicly traded company with the website www.improvenet.com), which he acquired through a merger in 2002.  Rassás's strategic vision and execution led to the company’s industry recognition as "Best of Web" by Money Magazine.

In 2005, he facilitated the sale of ImproveNet, Inc. to IAC/InterActiveCorp (ticker IACI - www.iac.com), the holding company of many popular websites such as LendingTree.com, Ask.com, Match.com, Citysearch.com, ServiceMagic.com, and Ticketmaster, delivering a substantial return on shareholder equity.  From 1997-2001, Mr. Rassás served as founder, Chief Executive Officer, and Chairman of the Board of publicly traded EBIZ Enterprises, Inc., a Linux solutions provider, where he expanded company operations and yielded revenues in excess of $58 million.  A two-time finalist for Ernst & Young's Entrepreneur of the Year award, Mr. Rassás serves on several outside boards, has been a guest speaker at the Thunderbird School of Global Management, and speaks regularly at technology trade events around the nation.

Richard A. Papworth

Mr. Papworth is the Chief Financial Officer of YouChange, Inc., a wholly owned subsidiary of YouChange, and has served as a Director of YouChange since October 2009.  He was also the Interim Chief Executive Officer of YouChange from October 2009 until July 19, 2010.  He is a seasoned executive with over 20 years of public and private company executive level experience.  Prior to joining YouChange, Inc., from 2006 to 2009, Mr. Papworth was the Chief Financial Officer of Telgian Company during a period of high growth.  Telgian is an innovative company providing high quality fire protection and life safety systems and consulting services throughout North America for customers such as Home Depot, Walmart, Sears, Best Buy, and many other large national and regional property owners.

From 2005 to 2006, Mr. Papworth was the Chief Financial Officer of the $500 million Phoenix division of Meritage Homes (NYSE:MTH) during a period of rapid growth in which he delivered strategic business and operational improvements to maximize profitability and return on net assets.  From 2000 to 2004, he was Chief Financial Officer of Kronos Advanced Technologies, Inc. (OTC:KNOS) where he was successful in his first reverse-merger going public transaction.  At Kronos, Mr. Papworth played a critical role in securing $15 million of private equity funding and helping the company through its development stage.  From 1996 to 2000, Mr. Papworth was Vice President of Wilshire Financial Services Group, Inc. (NYSE:WFSG) and Chief Financial Officer of its subsidiary Beverly Hills Bancorp during a period of explosive growth.  At Wilshire Financial Services Group, Inc., he was instrumental in taking the company public and raising $100 million via an initial public offering, building the financial and operating systems, and negotiating and integrating acquisitions.  His early business experience includes executive leadership positions with Taylor Morrison and The Maintenance Warehouse (a division of the Home Depot Supply).

Derrick Mains

A 2010 Green Pioneer award winner, Mr. Mains is a proven entrepreneur with a deep knowledge of recycling and sustainability initiatives and companies. His experience includes the development of a number of technology platforms that improve corporate efficiency and apply principles of social learning. Mr. Mains has served as the Vice President of Business Development for AMBERalert.com and Pets911.com and was the driving force behind a number of producer responsibility/green initiatives including trans-organizational partnerships with global oil companies as the Vice President of Energy Reclamation Initiatives with Earth911.com and 1-800-CLEANUP. Mr. Mains is the co-founder and former CEO of GreenNurture.com, a Software-as-a-Service application that fosters and gauges behavioral and attitudinal changes within the workplace around sustainability initiatives. Mr. Mains is currently the Executive Vice President of YouChange Inc. a publicly traded (YCNG) electronic collection company that uses school and non-profits fundraising programs as the method of education and collection. Additionally Mr. Mains sits on the board of The Green Chamber, advises a number of early stage and emerging companies in the software and sustainability space, writes for a number of leading environmental publications, lectures for the Ikoloji Sustainable Building Advisory program, hosts the Your Triple Bottom Line Radio show and is Entrepreneur in Residence for Arizona State University.

Naser Ahmad

Mr. Ahmad is the Chief Technology Officer of YouChange, Inc.  Mr. Ahmad has been active in the development of computer solutions for distribution and manufacturing companies for over 25 years.  Throughout his career, Mr. Ahmad has held technical leadership positions with both entrepreneurial ventures as well as Fortune 100 companies including Caterpillar International, Inc., Santa Fe International, and Taylor Management Systems.  Prior to joining YouChange, Mr. Ahmad owned his own software development and consulting business, which he has operated since 2005.  From 2003 to 2005, he was the Chief Technology Officer, a Director, and Co-Chairman of ImproveNet, Inc.  In 1989, Mr. Ahmad co-founded SysTech International, Inc., a Texas corporation, which was the predecessor-in-interest to eTechLogix.  Mr. Ahmad served as Executive Vice President and Chief Technology Officer of eTechLogix from 1989 to 2003.  Prior to 1989, Mr. Ahmad worked for Santa Fe International and Caterpillar.  While at Santa Fe International, Mr. Ahmad was a member of the task force for evaluating and determining the next generation of application systems for the organization.  At Caterpillar, he was the software development manager and the chief architect of the company’s enterprise resource planning (ERP) distribution system.  Mr. Ahmad has been instrumental in the development of technology products throughout his career.  He co-founded the National Institute of Technology in Karachi, Pakistan, is a member of the Advisory Council of the Darul Islam University Dhaka, Bangladesh, and serves as a Director of several privately held U.S. and foreign corporations.  Mr. Ahmad is a graduate of the University of Karachi with a B.A. in Accounting and a post-graduate degree in Computer Science.

Upon the Closing of the Merger, which is expected to occur promptly, following the 20-day period after this Information Statement is filed with the SEC and mailed to YouChange’s stockholders of record as of June 1, 2012, YouChange’s two current directors, Jeffrey I. Rassás and Richard A. Papworth will resign and new directors will be appointed as contemplated by the Director Classes included in the Amendments to YouChange’s Articles of Incorporation.  Barry Monheit and Colt Melby will become Class I directors, Richard Quinn and Marie Wadecki will become Class II directors, and Mitch Saltz and Ronald Miller will become Class III directors of YouChange.

In addition, Barry Monheit will become President and Chief Executive Officer, and Karl Zeidler will become Secretary of YouChange.  Richard Papworth will remain Chief Financial Officer of YouChange. Corey Lambrecht will remain President of Earth911.  Derrick Mainswill become President of YouChange, Inc. The biographies of the new officers and directors of YouChange are set forth in the Director and Executive Officer section for Earth911 beginning on page 70 except for Marie Wadecki whose biography is set forth below.

Marie Wadecki, 63, will serve as a director of Infinity Resources Corp. upon consummation of the Merger. Ms. Wadecki has served as a director of Smith & Wesson Holdings Corporation, a publicly held manufacturer of firearms, since September 2002. Ms. Wadecki served as the Corporate Budget Director of the McLaren Health Care Corporation, a Michigan-based $3.5 billion eight-hospital health care system, from January 2001 until her retirement in September 2007. Ms. Wadecki was employed by McLaren for more than 30 years, holding positions of increasing responsibility. In November 2008, Ms. Wadecki was appointed to the McLaren Foundation Board of Trustees. Ms. Wadecki is a member of the National Association of Corporate Directors, the American College of Healthcare Executives, Women Business Leaders of the U.S. Healthcare Industry Foundation, and Women Corporate Directors. Ms. Wadecki maintains the Certificate of Director Education from the Corporate Directors Institute of the National Association of Corporate Directors. Earth911 believes Ms. Wadecki’s public company board experience, long employment history with a major health care organization, financial background, and corporate governance expertise provide the requisite qualifications, skills, perspectives, and experience that make her well qualified to serve on the Board of Directors of Infinity Resources Corp. upon consummation of the Merger.  Upon becoming a director of YouChange, Ms. Wadecki will be considered independent under the definition of independence used by any national securities exchange or any inter-dealer quotation system.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of reports of ownership, reports of changes of ownership, and written representations under Section 16(a) of the Exchange Act that were furnished to YouChange during fiscal 2011 for persons who were, at any time during fiscal 2011, YouChange directors or executive officers, or beneficial owners of more than 10% of the outstanding shares of YouChange’s common stock, all filing requirements for reporting persons were met, with the exception of a Form 4 filing by Richard A. Papworth, YouChange’s Chief Financial Officer, for the ownership of 28,506 shares of Common Stock.

Audit Committee and Audit Committee Financial Expert

As of the date of this Information Statement, YouChange did not have a formal Audit Committee, and there is no charter for an Audit Committee.  Until such time that YouChange may establish an Audit Committee, the YouChange Board of Directors will make all of the decisions that an Audit Committee would ordinarily make.  YouChange has no independent members of its Board of Directors and accordingly, YouChange has determined that its does not have a member of its Board of Directors (or Audit Committee) that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S–K, or who is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

YouChange believes that the members of its Board of Directors are collectively capable of analyzing and evaluating YouChange’s consolidated financial statements.  In addition, YouChange believes that at this time, retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome, and is not warranted in YouChange’s circumstances given the early stages of YouChange’s development and the fact that YouChange has not generated more than minimal revenues to date.

Director Independence

None of YouChange’s current directors would be considered independent under the definition of independence used by any national securities exchange or any inter-dealer quotation system.  Although YouChange is not subject to any listing standards with respect to director independence, for purposes of this determination, YouChange relied upon the NASDAQ director independence standard for evaluating director independence.

Nominating Committee

As of the date of this Information Statement, YouChange did not have a formal Nominating Committee, and there is no charter for a Nominating Committee or any policy in place with regard to consideration of director candidates.  YouChange believes that members of its Board of Directors are capable of evaluating and considering candidates to serve as directors, and therefore, the YouChange Board of Directors is capable of making all decisions that a Nominating Committee would ordinarily make.

Compensation Committee

As of the date of this Information Statement, YouChange did not have a formal Compensation Committee, and there is no charter for a Compensation Committee or any policy in place with regard to consideration of executive compensation matters.  YouChange believes that members of its Board of Directors are capable of evaluating, considering and determining the compensation to be paid to YouChange’s directors and executives, and therefore, the YouChange Board of Directors is capable of making all decisions that a Compensation Committee would ordinarily make.

Security Ownership of Certain Beneficial Owners and Management

As of June 1, 2012 YouChange had 42,838,879 shares of Common Stock outstanding.  The following table sets forth certain information regarding beneficial ownership of the common stock as of June 1, 2012 with respect to (i) YouChange’s named executive officers and directors; (ii) YouChange’s named executive officers and directors as a group; and (iii) all persons which YouChange, pursuant to filings with the SEC and YouChange’s stock transfer record by each person or group, know to own more than 5% of the outstanding shares of YouChange’s Common Stock.  Under SEC rules, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security.  Accordingly, more than one person may be deemed to be a beneficial owner of the same security.  A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as warrants or options to purchase shares of YouChange’s Common Stock.  Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property law. Unless otherwise stated in the table below, the address of each beneficial owner is YouChange Holdings Corp., 2209 W. 1st Street, Suite A113, Tempe, AZ 85281.

Beneficial Ownership Table (Pre-Close)

Name	No. Of Shares Beneficially Owned (1)		Percentage of Shares (2)

J. Rassas	7,466,000	(3)	17.35%
S. Phelps	3,000,000	(4)	6,97%
V. Sibilla	2,850,000	(5)	6.62%
N. Ahmed	724,383	(6)	1.68%
$. Papworth	398,211		0.93%
D. Mains	287,837	(7)	0.67%
All executive officers and directors as a group (2 persons)	8,876,431		20.63%

(1)   Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission. In gerneral, a person who has voting power of investment power with respect to securities is treated as a beneficial owner of thos securities. Common stock subject to options and warrants currently exercisable or exercisable within 60 days of June 30, 2012 count as outstanding for computing the percentage beneficially owned by the person holding these options or warrants.
(2)   Percentages are based on 43,020,937 shares of common stock outstanding as of June 30, 2012.
(3)   All shares held indirectly by Jeffrey I. Rassas, Director, President and Chief Executive Officer of YouChange Holdings Corp Includes 7,266,000 shares held by Hayjour Family Limited Partnership of which Mr. Rassas is a general partner and 200,000 share held by his daughters Jourdan and Hayden.
(4)   Includes 75,000 shares held by Mr. Phelps in his IRA and 75,000 share held by wife Kimberley Phelps in her IRA.
(5)   Inclueds 57,000 shares held by Mr. Sibilla in his IRA and 75,000 shares held by wife Geraldine Sibilla in her IRA 150,000 shares owned by minor children and 75,000 of another child, all that share Mr. Sibilla's household.
(6)   All shares held indirectly by Nassir Ahmed, Chief Technology Officer of YouChange, Inc. All the shares are held by SRI Holdings, LLC over which Mr. Ahmed holds the beneficial interest.
(7)   All shares held indirectly by Derrick Mains, Executive Vice President of YouChange, Inc. All the shares are held by Card A Client, LLC over which Mr. Mains holds the beneficial interest.

Beneficial Ownership Table (Post-Close)

Unless otherwise stated in the table below, the address of each beneficial owner is 1375 North Scottsdale Road, Suite 140, Scottsdale, Arizona 85257.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors:
Barry M. Monheit(1)	1,388,993	2.4%
Rick Papworth(2)	79,643	*
Mitchell A. Saltz(3)	32,167,004	54.8%
Colton R. Melby(4)	14,736,801	25.7%
Ronald L. Miller, Jr.	-	-
Richard R. Quinn	-	-
Marie Wadecki	-	-
All directors and executive officers as a group (7 persons)(5)	48,372,441	80.4%
5% Stockholders:
Southwest Green Investments, L.L.C.(6)	30,778,011	53.7%
EarthNow Investments, L.L.C.(7)	8,064,600	14.1%
Global Security Holding, L.L.C.(8).	6,561,081	11.4%
___________________
* Less than 1% of the outstanding shares of common stock

(1)	Includes 1,388,993 shares issuable pursuant to stock options exercisable within 60 days of August 15, 2012.
(2)	The address for Mr. Papworth is 2209 West 1st Street, Suite A1113, Tempe, Arizona 85281.
(3)
Consists of (i) 30,778,011 shares held by Southwest Green Investments, L.L.C., over which Mr. Saltz has sole voting and dispositive power; and (ii) 1,388,993 shares issuable pursuant to warrants exercisable within 60 days of August 15, 2012 held by Stockbridge Enterprises, L.P., over which Mr. Saltz holds the beneficial interest, including voting and dispositive power.

(4)
Consists of (i) 8,064,600 shares held by EarthNow Investments, L.L.C., over which Mr. Melby holds the beneficial interest, including voting and dispositive power; (ii) 6,561,081 shares held by Global Security Holding, L.L.C., over which Mr. Melby holds the beneficial interest, including voting and dispositive power; and (iii) 111,120 shares held by Bone Logic, L.L.C., over which Mr. Melby holds the beneficial interest, including voting and dispositive power.

(5)
Consists of 45,594,455 shares held by the directors and executive officers as a group and 2,777,986 shares issuable pursuant to stock options and warrants exercisable within 60 days of August 15, 2012.

(6)
Mitchell A. Saltz holds the beneficial interest, including voting and dispositive power, over the shares held by Southwest Green Investments, L.L.C.  The address for Southwest Green Investments, L.L.C. is 7377 East Doubletree Ranch Road, Suite 200, Scottsdale, Arizona 85258.

(7)
Colt Melby holds the beneficial interest, including voting and dispositive power, over the shares held by EarthNow Investments, L.L.C.  The address for EarthNow Investments, L.L.C. is 136 East South Temple, Suite 1050, Salt Lake City, Utah 84111.

(8)
Colt Melby holds the beneficial interest, including voting and dispositive power, over the shares held by Global Security Holding, L.L.C.  The address for Global Security Holding, L.L.C. is 136 East South Temple, Suite 1050, Salt Lake City, Utah 84111.

Stockholder Communications

As of the date of this Information Statement, the Board of Directors had no specified process for security holders to send communications to the Board of Directors.  Security holders may communicate with YouChange in accordance with applicable laws.

Compensation of Directors and Executive Officers

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Total ($)

Jeffrey I. Rassás, Chief Executive Officer	2011	$96,000	$-	$-	$96,000
(Principal Executive Officer)	2010	82,000			82,000

Richard A. Papworth, Chief Financial Officer	2011	24,000	-	12,000	36,000
(Principal Financial Officer)	2010	39,500	-	-	39,500

Mary Juetten, Chief Operating Officer,	2011	18,000	-	160,250	178,250
YouChange, Inc. (2)	2010	-	-	-	-

Naser Ahmad, Chief Technology Officer,	2011	-	-	93,333	93,333
YouChange, Inc. (3)	2010	-	-	60,000	60,000
_______________
(1)
Represents restricted stock awards.  The reported value of the restricted stock awarded was calculated by multiplying the closing market price of YouChange’s common stock on the grant date by the number of shares granted.

(2)	Compensation was paid to Protect your Intellectual Property (PIP), LLC, an entity controlled by Ms. Juetten.

(3)	Compensation was paid to SRI Holdings, LLC, an entity controlled by Mr. Ahmad.
As of the date of this filing, Mr. Rassás and Mr. Papworth are being paid a monthly salary of $8,000 and $2,000, respectively; however, these amounts are paid on a month-to-month basis and may be adjusted at any time at YouChange’s discretion.  Mr. Papworth’s salary is currently being paid via the issuance of shares of YouChange’s restricted common stock.  YouChange’s directors are currently not compensated for their services as directors.

Share-Based Payments

During July 2010, YouChange entered into a one-year consulting agreement with Naser Ahmad through NOMA Enterprises, LLC to provide services as Chief Technology Officer of YouChange, Inc., and issued 333,333 shares of YouChange’s Common Stock as compensation for such services.  The term of this agreement is from January 1, 2010 to December 31, 2010.  As of June 30, 2010, YouChange had accrued $60,000 of compensation expense, which was paid by way of the issuance of one half of these shares.  YouChange recognized the remaining $33,333 of expense during July 2010 for the 333,333 total shares issued, which was recorded as professional fees.  The consulting agreement has not been renewed as of the date of this filing; however, Mr. Ahmad has continued to provide services to YouChange on a month-to-month basis for $10,000 per month, and YouChange issued an additional 142,528 common shares during June 2011 as compensation for the six months ended June 30, 2011.

During December 2010, YouChange entered into a one-year consulting agreement with Mary Juetten, through Protect your Intellectual Property (PIP), LLC to provide services as Chief Operating Officer of YouChange, Inc.  The term of this agreement is from October 1, 2010 to September 30, 2011.  During fiscal 2011, YouChange issued a total of 625,625 shares of its common stock as compensation for services and recognized $160,250 of expense for the issuance of these shares, which was recorded as professional fees.

During June 2011, YouChange issued 28,506 common shares to Richard Papworth, YouChange’s Chief Financial Officer for services rendered.  YouChange expensed $12,000 as professional fees for the issuance of these shares.

YouChange has no outstanding stock options or stock purchase rights to any of YouChange’s employees, officers or directors.

Pension Benefits and Nonqualified Deferred Compensation

YouChange does not provide pension benefits or any other qualified retirement plan or non-qualified deferred compensation plan for YouChange’s employees or directors.

Employment Agreements

As of the date of this Information Statement, YouChange is not a party to any employment agreements.

Compensation Committee Interlocks and Insider Participation

YouChange has two directors, Jeffrey Rassás and Richard Papworth, who also serve as YouChange’s Chief Executive Officer and Chief Financial Officer, respectively, and who, during YouChange’s last completed fiscal year, made all decisions regarding executive officer compensation.  Compensation amounts were paid on a month-to-month basis and may be adjusted at any time in the sole discretion of the Board of Directors.

Compensation Committee Report

YouChange have two directors, Jeffrey Rassás and Richard Papworth, who also serve as YouChange’s Chief Executive Officer and Chief Financial Officer, respectively.  There has been no Compensation Discussion and Analysis performed and no discussion of such report with management.

Independent Public Accountants

Semple, Marchal and Cooper, LLP of Phoenix, Arizona has served as YouChange’s independent registered public accounting firm for the two most recent fiscal years and subsequent interim periods.

Audit Fees

Audit fees for fiscal 2011 and 2010 by Semple, Marchal and Cooper, LLP were $40,500 and $27,500, respectively.  Audit fees billed and paid for fiscal 2011 and 2010 included fees for quarterly reviews.

Audit Related Fees

Audit related fees were $0 and $7,500 for fiscal 2011 and 2010, respectively.

Tax Fees

Tax related fees were de minimis for fiscal 2011 and 2010 for Semple, Marchal and Cooper, LLP.

All Other Fees

Other fees for fiscal 2011 and 2010 by Semple, Marchal and Cooper were $4,700 and $0, respectively.  Other fees for fiscal 2011 related to review of SEC comment letter correspondence and fees incurred related to the acquisition of Feature Marketing, which was rescinded in February 2011.

Pre-Approval Policies and Procedures

The Board of Directors approves all audit services, audit-related services, tax services and other services provided by YouChange’s auditors.  Any services provided by Semple, Marchal and Cooper, LLP that are not specifically included within the scope of the audit must be pre-approved by the Audit Committee in advance of any engagement.  Under the Sarbanes-Oxley Act of 2002, audit committees are permitted to approve certain fees for audit-related services, tax services and other services, pursuant to a de minimis exception prior to the completion of an audit engagement.  In fiscal 2011 and 2010, none of the fees paid to Semple, Marchal and Cooper, LLP were approved pursuant to the de minimis exception.

Interests of Certain Persons

The Amendments will increase the number of shares of available Common Stock and authorize shares of Preferred Stock for issuance to raise capital for any proper corporate purpose approved by the Board of Directors, including future financing transactions.  The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of YouChange’s Common Stock, including holdings of those directors and officers named above.  Upon the issuance of any shares of Preferred Stock, the Preferred Stock holders will have preferences and rights superior to those of the holders of Common Stock (including those holdings of the directors and officers named above) as more specifically set forth in the Preferred Stock Preferences.  The effective increase in the number of authorized but unissued shares of YouChange’s Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of YouChange’s Articles of Incorporation or Bylaws.  The increase in the number of authorized shares of Common Stock and authorizing the issuance of shares of Preferred Stock is not being proposed in response to any effort of which management of YouChange is aware to accumulate shares of Common Stock or obtain control of YouChange, except as contemplated by the Merger Agreement in order to consummate the Merger, nor is it part of a similar plan by management.

Financial and Other Information

The financial statements and other information for the years ending June 30, 2011 and 2010 were filed in YouChange’s Annual Report on Form 10-K for the year ended June 30, 2011, which was filed with the Securities and Exchange Commission on September 28, 2011 and is incorporated herein by this reference.  The financial statements for the quarterly period ending March 31, 2012 were filed in YouChange’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012, which was filed with the Securities and Exchange Commission on May 21, 2012 and is incorporated herein by this reference.  All of these financial statements were prepared by YouChange’s management.  A copy of the Annual Report on Form 10-K and the Quarterly Report on Form 10-Q are being sent to all of YouChange’s stockholders along with this Information Statement.  This and other reports that YouChange files electronically with the Securities and Exchange Commission are available for viewing free of charge over the Internet via the SEC's EDGAR system at www.sec.gov.  YouChange will provide without charge to each person who receives a copy of this Information Statement, upon written or oral request, a copy of any information that is incorporated by reference in this Information Statement.

INFORMATION REGARDING EARTH911
Earth911’s Business

Overview

Earth911 provides businesses with management programs to reuse, recycle, and dispose of a wide variety of waste streams and recyclables generated by their business and provides consumers and consumer product companies with information and instructions necessary to empower them to recycle or properly dispose of household products and packaging.  Earth911’s comprehensive reuse, recycling, and proper disposal management programs are designed to enable regional and national companies, hospital systems, and universities to have a single point of contact for managing a variety of waste streams and recyclables.  Earth911’s directory of local recycling and proper disposal options empowers consumers directly and enables consumer product companies to empower their customers by giving them the guidance necessary for the proper recycling or disposal of a wide range of household products and materials, including the “why, where, and how” of recycling.

Earth911 believes it offers innovative, cost-effective, one-stop management programs for the reuse, recycling, and proper disposal of a wide variety of recyclables and disposals that provide regional and national customers with a single point of contact for managing these materials.  Earth911’s services are designed to enable its business customers to capture the commodity value of their waste streams and recyclables, reduce their disposal costs, enhance their management of environmental risks, enhance their legal and regulatory compliance, and create national sustainability initiatives while maximizing the efficiency of their assets.  Earth911’s services currently focus on the waste streams and recyclables from the fleet, manufacturing, hospital, retailer, and commercial property industries.  Earth911 currently concentrates on programs for motor oil and automotive recycling, scrap tire recycling, grease and cooking oil recycling, meat rendering, organics recycling, hazardous and non-hazardous waste, regulated medical waste, construction debris, glass, cardboard, paper, metal, solid waste, and general sustainable.

Utilizing what Earth911 believes is the nation’s most complete directory of local recycling and proper disposal options for almost every household product and material, Earth911 empowers consumers by providing them with complete information and instructions about the recycling and disposal of a wide range of household products and materials; offers advertisers the opportunity to target a zero-waste lifestyle audience concerned about sustainability, recycling, and environmentally appropriate disposal; and enables product manufacturers to determine recycling availability for substantiating recycling claims and product design.  Consumers can access Earth911’s directory and instructions for any zip code in the United States through multiple platforms, including the Earth911 website, the iRecycle mobile application for smartphones and tablets, traditional phone lines, social media, branded recycling locators on client platforms and applications, in addition to engaging with Earth911’s content and media on leading social platforms such as Facebook and Twitter.

Earth911 was converted from a Delaware limited liability company to a Delaware corporation in July 2010, at which time it changed its name from Infinity Resources, LLC to Earth911, Inc.  Earth911 currently owns 100% of Global Alerts, LLC (“Global Alerts”), and 50% of Quest, through which Earth911 conducts its recycling management business.  Global Alerts purchased its assets, including the assets of its Earth911 and Pets911 divisions, from a third party in a bankruptcy proceeding in June 2006.  In October 2009, Global Alerts sold substantially all of the assets of its Pets911 division to a third party and distributed the consideration from the sale of the Pets911 division to the persons who were members of Earth911 upon closing of the sale.  Certain members of Infinity Resources, LLC acquired a 50% interest in Quest in September 2008.  In March 2009, as part of a restructuring transaction that resulted in Infinity Resources, LLC becoming the parent entity for Global Alerts and the owner of 50% of Quest, the members of Infinity Resources, LLC owning a 50% interest in Quest contributed their equity interests in Quest in return for Class A Units issued by Infinity Resources, LLC.

Industry Overview

The multi-billion dollar solid waste collection and disposal business drives the overall waste industry. The size of the recycling industry has increased for the past several years and is expected to continue to increase as landfill space decreases and Earth911’s customers seek alternatives to delivering their recyclables and disposables to landfills.  Although society and industry have increased their awareness of environmental issues, such as recycling, reuse, and proper disposal, waste production also continues to increase.  There is increasing recognition by U.S. public agencies, consumers, and consumer products manufacturers that many items deposited in landfills have commodity value or usability as material for new products.  Because of environmental concerns, local government regulations, and cost factors, it has become increasingly difficult to obtain the necessary permits to build any new landfills. Earth911 believes that with the consolidation that continues to take place in the waste and recycling industry, it will become increasingly difficult for a customer to receive a competitive price for services.  Improvements in recycling and reuse technologies and efficient secondary markets for recycled commodities have made recycling an increasingly cost-attractive alternative.

Regulatory measures and more stringent control of material bound for disposal are making the management of solid waste an increasingly difficult problem.  The Environmental Protection Agency, or EPA, and state and local governments are expected to continue the present trend of restricting the amount of potentially recyclable material bound for landfills.  Many governmental authorities have passed, or are contemplating, measures that require industrial and commercial companies to recycle all or a portion of their disposable materials and restrict the percentage of recyclable materials in any commercial load of disposable material.  Under extended producer responsibility laws now in place in 32 states, consumer packaged goods companies are now liable to ensure that they put in place mechanisms to ensure that certain of their products can be appropriately disposed.  This has recently required consumer packaged goods companies to take an increasingly proactive role in ensuring compliance.  Earth911 believes that these restrictions may create additional opportunities as proper disposal of materials becomes more specialized.  Some large industrial and commercial companies, hospitals, and universities have in-house staff that handle the solid waste management and recycling responsibilities, but have found that without adequate resources and staff support, in-house handling of these responsibilities may not be an effective solution.  Earth911 offers these and other establishments a solution to this increasing burden.

Market Opportunity

•
Recovery of Valuable Materials.  Many materials that are disposed of—both properly and improperly—have commodity value.  Precious metals, plastics, and automotive fluids can be recovered and converted into new products and resources.  Recovering valuable materials is a key factor in zero-waste initiatives and presents a profitable opportunity for businesses.  The recovery of valuable materials is a strong motivator to educate businesses and consumers about proper disposal.

•
Regulatory Compliance.  Regulation of manufacturing and disposal is increasing.  As of January 2012, 32 states had extended producer responsibility laws in effect for products, including, among others, automotive parts, electronics, carpets, and rechargeable batteries.  Certain industries, such as the paint industry, are looking for ways to demonstrate product stewardship to consumers while fulfilling a mandated obligation to regulatory agencies.

•
Need for Consumer Education to Increase the Recycling Rate and Recover More Valuable Commodities.  Over the last ten years, recyclable materials have contributed approximately 20 percent to 25 percent by tonnage of total U.S. solid waste.  While recycling has increased and overall solid waste volumes have declined, the rate of increase in recycling has until recently been limited, resulting from the historic lack of concerted legislation, the poorly understood value proposition for recycling for corporate waste producers, and weak consumer awareness about the “why, where, and how” of recycling.

•
Alternatives to Landfills.  Recycling is only one method of landfill diversion.  To recycle, a consumer must be provided information to sort through the complexity of materials and find a local solution.  Reuse is an emerging option that promotes landfill diversion and is popular with consumers who are already tuned into zero-waste lifestyle practices.  Another emerging solution is composting, which provides a disposal option for organic waste with burgeoning waste-to-energy potential.  All of these alternatives to landfills can answer a demand in the market for zero-waste practices.

  Earth911 Solution

Earth911 helps advance product stewardship by providing in depth recycling information and instructions to consumers, driving sustainability messaging to an eco-conscious audience, and managing waste streams and recyclables.

•
Recycling Program and Management Services.  Earth911 provides a comprehensive, one-stop recycling program solution for the entire waste stream produced by its business customers and provides a single point of contact for managing the wide variety of disposables and recyclables produced.  Through its management services, Earth911 can help lower its customers’ operational expenses, maximize the value of their recyclable commodities, and help them foster environmental sustainability.

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The Earth911 Recycling Directory.  Earth911 believes that its Earth911 Recycling Directory is the largest and most accurate directory of information regarding recycling and proper disposal.  For recycling to occur, consumers must have access to current and accurate information about recycling wherever they are, at the moment they have an item to recycle. The Earth911 Recycling Directory delivers local information on recycling, anywhere and anytime, through all leading platforms, including social and mobile as well as proprietary applications, such as iRecycle.  The Earth911 Recycling Directory is maintained by a dedicated team of specialists who consistently update the data.

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End-of-life Solutions.  Earth911’s flagship online information offering, the Earth911 Recycling Locator, allows customers to use the Earth911 Recycling Directory to power a custom branded recycling search for any consumer product on any platform or application, such as a business website, Facebook, or a mobile application.  The Earth911 Recycling Locator instructs consumers why, where, and how to recycle locally and is a cost-effective end-of-life solution for products and packaging as well as a powerful marketing touchpoint.

•
Material Recycling Reports.  As the Federal Trade Commission, or FTC, tightens regulations regarding truth in advertising similar to “natural” and “organic” rules, “Please Recycle” and other terms are no longer an option without substantiation through data.  Earth911 offers them material recycling reports, which are in-depth reports based on its data to determine the ability to recycle products and packaging at the ZIP code level.  Material recycling reports can also help consumer packaged goods companies source and design products for maximum recycling.

•
Advertising and Sponsorships.  Earth911 regularly publishes popular zero-waste lifestyle content across multiple platforms, including the Earth911.com website, iRecycle mobile applications, Facebook, Twitter, Pinterest, Tumblr, e-mail, and content sharing with other media outlets, such as the Huffington Post and Mother Nature Network, where companies can communicate sustainability efforts, create conversations, and align with a highly engaged, action-oriented audience that makes buying decisions based on sustainability.  This enhances brand image with key stakeholders, consumers, government retailers, investors, and internal staff.

Earth911 Strategy

Earth911’s goal is to be a leading environmental services company.  Key elements of Earth911’s strategy to achieve its goal include the following:

•
Leverage Governmental and Social Factors Expanding Recycling.  Earth911 intends to leverage the demands by governmental authorities and by the public to expand efforts to recycle materials because of concerns about sustainability, greenhouse gases, global warming, pollution, and other environmental concerns.

•
Emphasize Monetary Benefits of Recycling.   Earth911 intends to emphasize the monetary advantages of recycling by demonstrating to businesses their ability to capture the commodity value of their waste streams and recyclables, reduce their disposal costs, enhance their management of environmental risks, enhance their legal and regulatory compliance, and create sustainability initiatives.

•
Expand the Earth911 Customer Base.  Earth911 intends to continue to expand its customer base for its recycling management services.  Earth911 believes that the expertise it has gained and the value proposition that it offers to its customers in terms of lower overall removal costs, recyclable revenue sharing, and competitive vendors provide Earth911 with competitive advantages in expanding its customer base.

•
Expand the Types of Materials Covered by Earth911’s Services.  Earth911 plans to expand the types of materials over which it manages the collection.  To date, Earth911’s revenue has been generated primarily from the removal of used oil, oil filters, scrap tires, cooking oils, and expired food products.  Earth911 believes that it can provide value to its customers by managing a larger portion of disposable and recyclable materials, including paper, plastic, glass, and metals.

•
Maintain Virtual Facilities and Equipment.  Earth911 plans to pursue a virtual business strategy that utilizes third-party vendors for the collection, sorting, and processing of recyclable materials.  This strategy results in a scalable business model that enables Earth911 to concentrate on its core competencies of developing service solutions that are attractive to customers and the sale of recyclable materials at the highest prices, enables Earth911 to render its services on a national basis without the need for multiple facilities or numerous vehicles, allows Earth911 to negotiate with multiple providers for the best price for its customers, and reduces Earth911’s capital expenditures and working capital requirements.

•	Expand Recycling Data Business. Earth911 plans to leverage the need of product manufacturers to substantiate recycling availability claims and design sustainable products and packaging.
•
Expand Reach and Audience.  Earth911 plans to expand its content and online community to appeal to and attract a larger base of consumers.  Earth911 also plans to explore strategic alliances and acquisitions to expand online offerings that appeal to consumers.

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Expand Targeted Sponsorship and Advertising Programs.  Earth911 believes its audience enables a broad range of advertisers and merchants to take advantage of the brand loyalty of its visitors.  Earth911 believes targeted sponsorship and advertising programs are more effective than non-targeted banner advertising in supporting broad marketing objectives, including brand promotion, awareness, and the integration of advertising with editorial content.  Earth911 believes that these sponsorship and advertising arrangements will have longer-term contracts and higher dollar values than banner advertising arrangements as a result of their targeted nature and the strong brand loyalty of its visitors.

Services

Recycling Management Services

Earth911 provides an innovative, cost-effective, one-stop recycling program solution for the entire waste stream produced by its business customers and provides a single point of contact for managing the wide variety of disposables and recyclables produced.  Earth911 offers its business customers one-stop management services for all their recyclables and disposables.   Most of Earth911’s business customers, however, currently utilize its management services only for a portion of their recycling and disposal needs, generally for that portion of the disposables and recyclables that have market value.  Earth911 is capable of providing recycling management services for virtually all forms of recyclables and disposables, though its services currently primarily relate to used motor oil, oil filters, scrap tires, grease and cooking oil, and expired food products.  Earth911 is also capable of providing its recycling management services for a variety of other materials, including the following:

•	glass, cardboard, paper, metal	•	universal waste (batteries, mercury, lights)
•	plastic oil bottles	•	regulated medical waste
•	industrial cleaning (separator cleaning and tank cleaning)	•	electronics
•	hazardous materials	•	parts cleaners
•	HDPE plastics	•	used absorbents
•	organics	•	solid waste
•	construction debris

Earth911’s recycling management services value proposition to its customers is simple.  Earth911 seeks to

•	lower its customers’ operational expenses;
•	maximize the value of its customers’ recyclable commodities;
•	lower the percentage of the waste stream that must be disposed of in landfills;
•	help its customers work toward environmental sustainability;
•	assist its customers with liability protection and services to assist with environmental compliance; and
•	provide its customers with a centralized point of contact.
Earth911 is independent of any specific materials haulage or recycling facility operator. This independence allows Earth911 to seek the best services and the lowest prices for its customers.

Earth911 conducts its recycling management services on a national basis.  Earth911 currently manages over 4,500 locations for various customers throughout the United States, including Puerto Rico and the Virgin Islands.  Earth911’s customers generally have multiple locations and primarily include mid- to large-sized retail, commercial, and industrial companies in the automotive/fleet, industrial, commercial property, healthcare, food service and retail, and higher education industries.  Earth911 continues to broaden the range of industries it serves and the nature and extent of the services it provides, which enables Earth911 to constantly target new customers and cross-sell additional services to existing customers.

Earth911 often provides its recycling management services on a management fee basis.  Earth911’s management fees can be on a fixed-fee basis depending on the volume of recycled or disposed of material or on a cost-plus basis.  Earth911’s recycling management services often reduce the overall cost of its customers’ disposable material removal.  Earth911’s services reduce the level of disposable material delivered to landfills.  In certain cases, Earth911 shares with its customers the revenue generated by the recyclables it collects from their premises.

In addition to Earth911’s general services in the recycling industry, Earth911 also provides its customers with the following specialized services:

•
Fleet Industry Services.  Earth911 recognizes the time and effort its customers put into maintaining proper service of their fleet vehicles.  Earth911 provides a turn-key option involving the handling of scrap tires, HDPE plastics, used oil, used oil filters, and used anti-freeze.

•
Food Service Industry Services.  Earth911 is associated with the nation’s leading used cooking oil, rendering, and grease recycling companies. The rapidly growing marketplace for yellow and brown grease continues to expand, offering recycling solutions as biodiesel, alternative fuels, and various animal food additives.

Landfill Diversion Services

According to the EPA and the U.S. Department of Agriculture, more than one quarter of the nation’s food, or about 96 billion pounds of food per year, goes to waste. The EPA has found that discarded food is either the largest or next single largest component (depending on classification) of the nation’s solid waste. The United States spends an estimated $1 billion per year to dispose of excess food. The issue of how to reduce such waste is critical.  Earth911 is currently developing targeted programs, based on its Reduce-Reuse-Recycle-Manage platform to address these issues. Earth911’s “Organics Program” seeks to reduce the amount of produce, bakery, and deli materials, and expired dairy products in landfills and to find a better solution.  To facilitate the redistribution of food products to animal care providers, Earth911’s landfill diversion group has developed the “Sustainable Selections Program.”

The Sustainable Selections Program

Earth911’s Sustainable Selections program helps businesses and organizations produce “zero waste” by making productive use of the excess food that is currently contributing to leachate and methane formation in landfills.  Earth911 continues to develop low-cost solutions that benefit its customers by lowering landfill costs and giving edible food a second chance.  Sustainable Selections enables businesses, organizations, and individuals to donate product by creating innovative solutions to facilitate methods of waste removal.

The Organics Program

A large portion of America’s disposable material is organics. Produce, bakery and deli items, dairy products, and vegetation trimmings can all be recycled.  Earth911’s Organics Program offers the following options:

•	Reduction. Earth911 will study a customer’s current organic material management situation and determine where best to alter current ordering and display options to reduce landfill use.
•
Animal Feed.  Through its network of vendors, Earth911 can channel a percentage of organic material into a process in which the product is dehydrated and put back into animal feed. In addition, Earth911’s Sustainable Selections Program provides the usable portions directly to animals.

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Waste-to-Energy.  This process involves the creation of energy in the form of electricity or heat from the incineration of organics or through the use of anaerobic digestion.  Anaerobic digestion is a series of processes in which microorganisms break down biodegradable material in the absence of oxygen. This process is widely used as a renewable energy source because it produces a methane and carbon dioxide rich bio-gas suitable for energy production helping replace fossil fuels. Also, the nutrient-rich digestate can be used as fertilizer. Earth911 currently employs a network of service providers that utilize this method as a form of organic disposal.

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Compost/Land Application/Soil Treatment.  In composting or land application/soil treatments, organic materials are placed either in a custom bin or spread out and allowed to decompose naturally. Composting sites have several options for turning and rotating the product to maximize the nutrient content of the end product and speed the turn-around time.  Land application/soil treatment facilities typically do not regularly turn the product or add any components and allow nature to return the nutrients to the host soil on its own timetable.  Composting facilities also typically bag or sell the product by the truck/train load to individuals or municipalities, whereas land application/soil treatment facilities leave the product where it is initially placed.  Earth911 has employed these methods with several customers across the country.

Equipment and Installation Services

As part of its one-stop solution, Earth911 maintains strong relationships with a multitude of vendors to ensure that proper equipment, including recycling containers, container shredders, and bulk oil containers referred to as “Faith Tanks,”  and installation services are provided to its customers.

Media

Earth911 provides data, information systems, platforms, and media tools with the goal to engage consumers, track recycling and sustainability programs, and demonstrate compliance.  The content of the Earth911.com website generates significant traffic from those interested in learning about environmental issues, environmentally friendly disposal methods, and locations in proximity to their homes where they can dispose of recyclables and environmentally unfriendly products, such as electronic devices, oil, and anti-freeze.  The traffic on the Earth911.com website also is attractive to advertisers that desire to target potential customers that are interested in the environment and recycling.  Earth911 believes there is a need among those interested in the environment for a convenient, efficient, and centralized gathering place to obtain and share news and information.  Earth911 also believes that corporate advertisers desire new ways to maximize the impact of their sponsorship and advertising programs and the opportunity to market their goods directly to a focused community of potential customers.

Content.  Earth911’s editorial staff brings reuse, recycling, proper disposal, environmental, and lifestyle-oriented stories, news, and related tips to consumers.  Stories often highlight the businesses or industry segments of Earth911’s customers.  Earth911 expert content is distributed through many different strategic partners and publishers, including RecycleBank, YahooGreen, Huntington Post, and on customer sites in a cost-effective manner.  Earth911 content is intended to be politically neutral and on-point.

Advertising.  Earth911’s customers’ marketing dollar for advertising across the Earth911 network is aimed at reaching an audience with an interest in recycling and sustainability.  Due to Earth911’s history, content, data, and expertise, Earth911 typically captures premium above the fold search placement for keywords such as recycle or recycling.  In 2012, Earth911 believes it will attract over 7.5 million visitors to its Earth911.com website with almost no marketing spend.

Social, Local, Mobile.  Earth911 engages consumers with relevant local content regardless of location or device and has worked to create engaged audiences across recognizable and prominent social networks, such as Twitter, Facebook, and e-mail.  Earth911 is focused on increased engagement and monetization across these platforms.

Recycling Locator

The Earth911 Recycling Locator is a cost-effective, branded end-of-life solution for products and packaging as well as a powerful marketing touchpoint with consumers, powered by the Earth911 Recycling Directory.  Companies demonstrate environmental responsibility by providing consumers with instant, simple access to recycling information for their products on any platform or application such as websites, mobile applications, and social media.

Environmental Certification

Earth911 provides its customers with a system that enables Earth911 to provide certifications of recycling and proper disposal for regulatory and internal customer purposes through an online manifest retention portal. Environmental certification for existing customers is included in a customer’s service contract as a value-added service.

Sustainability Programs

Earth911 offers a full spectrum of sustainability programs to help its customers reduce operating costs and maximize eco-efficiencies.  Earth911’s sustainability programs include strategic planning, writing policies and procedures, LEED and Green Globe certification, life cycle assessment, energy modeling, building commissioning, and carbon emission reduction reporting.

Sales and Marketing

Earth911 primarily markets its products and services throughout the United States through a direct sales force and selected strategic partnerships.  Earth911’s sales and marketing efforts focus on reducing the overall waste disposal costs of its business customers and enabling them to enhance their reputations for environmental concerns.

Earth911 may expand its operations internationally as it provides services and products that address the needs of leading international retailers and consumer product companies.  International operations would include expansion of certain Earth911 services, initially within North America (Canada) then to the European Union.

Earth911 has targeted various business segments for marketing its recycling services, media, recycling data services, environmental certification services, and sustainability programs.  The table below summarizes certain of the business segments that Earth911 targets and the nature of the products and services that it markets to those business segments.

	Service	Media	Recycling Data	Environmental Certification	Sustainability Programs
Automotive • Retail services providers (car dealerships, tire dealerships, quick lubes, automotive service franchises) • Trucking and fleet • Car rental companies	x	x		x	x
Manufacturing • Packaging • Heavy and industrial	x	x	x	x	x
Commercial Property Management	x	x		x	x
Healthcare	x	x		x	x
Food Services and Retail	x	x	x	x	x
Higher Education	x	x		x	x
Federal, State, and Local Entities	x	x		x	x
Trade and Industry Associations		x	x	x	x

Customers

Earth911’s recycling management business depends to a significant extent on its revenue from its largest customers.  Any material reduction in the business Earth911 does with those customers could have a material adverse effect on Earth911.  Earth911’s single largest customer accounted for approximately 94% of Earth911’s revenue for the year ended December 31, 2011 and 98% of its revenue for the year ended December 31, 2010.  In early 2010, Earth911 began servicing two new customers, which are now its second and third largest customers.  As a result, Earth911 expects its reliance on its single largest customer to decrease; however, Earth911 can provide no assurance that its reliance upon its single largest customer will diminish.

Earth911’s contractual arrangements with its largest customers are on a multi-year basis and pertain to the management of only certain forms of materials. Although Earth911 has increased its business with its largest customer each year during the last five years and it currently services all of that customer’s stores nationally, a decline in Earth911’s business with that customer could occur at any time.  One of Earth911’s strategic goals is to diversify its customer base while increasing its business with its largest customers.

By developing and aggregating strategic solutions in Earth911’s key verticals—services, media, recycling data services, environmental certifications, and sustainability programs—Earth911 believes that it is the first company to offer comprehensive national solutions in the highly fractionalized waste, disposal, and recycling and recycling management business. Through consumer engagement and reward, national media presence, logistics management, compliance, and commodity brokerage, Earth911’s solution delivers the critical knowhow and experience necessary to implement and execute multi-point reuse, recycling, proper disposal, and waste management programs.

Competitors

Recycling Services

The recycling and waste disposal industry as a whole is dominated by large multi-billion dollar companies, such as Waste Management and Republic Services.  To date, these large companies have concentrated on their traditional business of collecting waste for disposal in their landfills rather than recycling, which reduces the need for landfills.  The strategies of the these large companies could change at any time, and Earth911 could begin to experience competition from them.  These companies have greater market recognition, larger customer bases, and substantially greater financial, technical, marketing, distribution, and other resources than Earth911 possesses and that afford them competitive advantages over Earth911.  As a result, they may be able to devote greater resources to the promotion and sale of services, to provide comparable services at lower prices, and to introduce new solutions and respond to customer requirements more quickly than Earth911 can.

Recycling Data Services and Media

Earth911 is not aware of any current comprehensive competitor for its suite of products and services, but has fragmented competition in directory or information services.  Future competitors may secure more favorable advertising contracts, a superior directory, provide more content, and may devote greater resources to marketing and promotional campaigns, adopt more aggressive growth strategies, and devote substantially more resources to website, systems development, and content distribution than Earth911 does.  Earth911 also competes with many other websites and other forms of media for advertising revenues.

Scope of Competitors’ Services

While Earth911 has many competitors for certain aspects of its business, Earth911 is unaware of any provider that provides all of its services, media, recycling data services, environmental certification, and sustainability program offerings.  The following chart illustrates Earth911’s aspects of its offerings relative to certain of its competitors:

Company	Services	Media	Recycling Data	Environmental Certification	Sustainability Programs
Earth 911	x	x	x	x	x
Safety Kleen	x			x
Waste Management	x			x
Oak Leaf	x			x
Republic Services	x			x
Clean Harbors	x			x
Liberty Tire Recycling	x			x
Darling International	x			x
Stericycle	x
Blue Skye					x

In addition, most of Earth911’s competitors specialize in only one or a few service areas.   The following chart illustrates Earth911’s service areas relative to certain of its competitors:

Company	Motor Oil	Scrap Tires	Grease & Meat	Organics	Hazardous & Non-Hazardous Waste	Regulated Medical Waste	Construction Debris	Cardboard, Pallets, Plastics, Metal	Solid Waste
Earth 911	x	x	x	x	x	x	x	x	x
Safety Kleen	x	x			x
Waste Management					x	x	x	x	x
Oak Leaf							x	x	x
Republic Services								x	x
Clean Harbors	x				x
Liberty Tire Recycling		x
Darling International			x
Stericycle						x

State and Federal Environmental Regulations
Any environmental regulatory liability relating to Earth911’s operations is generally borne by the customers with whom it contracts and the service providers in their capacity as transporters, disposers, and recyclers.  Although Earth911 does not believe that its business subjects it to significant potential environmental liability, Earth911 continues to use its best efforts to be in compliance with federal, state, and local environmental laws, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, the Clean Air Act, as amended, and the Clean Water Act.  Such compliance has not historically constituted a material expense to Earth911.
The collection and disposal of solid waste and rendering of related environmental services as well as recycling operations and issues are subject to federal, state, and local requirements, which regulate health, safety, the environment, zoning, and land-use.  Federal, state, and local regulations vary, but generally govern hauling, disposal, and recycling activities and the location and use of facilities and also impose restrictions to prohibit or minimize air and water pollution.  In addition, governmental authorities have the power to enforce compliance with these regulations and to obtain injunctions or impose fines in the case of violations, including criminal penalties.  The EPA and various other federal, state, and local environmental, health, and safety agencies and authorities, including the Occupational Safety and Health Administration of the Department of Labor, administer those regulations.
Earth911 strives to conduct its operations in compliance with applicable laws and regulations and to assist its customers in their compliance with applicable environmental laws and regulations.  While such amounts expended  in environmental compliance in the past or that Earth911 anticipates spending in the future have not had and are not expected to have a material adverse effect on Earth911’s financial condition or operations, the possibility remains that technological, regulatory or enforcement developments, the results of environmental studies, or other factors could materially alter this expectation.

Each state in which Earth911 operates has its own laws and regulations governing solid waste disposal, water, and air pollution and, in most cases, releases and cleanup of hazardous substances and liability for such matters.  Several governmental authorities have enacted laws that will require counties to adopt comprehensive plans to reduce, through waste planning, composting, recycling, or other programs, the volume of solid waste landfills.  Legislative and regulatory measures to mandate or encourage waste reduction at the source and materials recycling also are under consideration by Congress and the EPA.

Finally, various states have enacted, or are considering enacting, laws that restrict the disposal within the state of solid or hazardous wastes generated outside the state.  While courts have declared unconstitutional laws that overtly discriminate against out of state waste, courts have upheld some laws that are less overtly discriminatory.  Challenges to other such laws are pending.

Facilities and Equipment

Earth911 leases a facility in Frisco, Texas for its recycling management business and a facility in Scottsdale, Arizona for its Internet business and as its corporate headquarters. Earth911 does not maintain a fleet of vehicles for the collection of recyclable and disposable materials from its customers.  Rather, Earth911 utilizes independent third-party vendors for the collection, sorting, and processing of recyclable materials.  This strategy results in a scalable business model; enables Earth911 to concentrate on its core competencies of developing service solutions that are attractive to customers, and the sale of recyclable materials at the highest prices; enables Earth911 to render its services on a national basis without the need for multiple facilities and numerous vehicles; allows Earth911 to negotiate with multiple providers to obtain the best price for its customers; and reduces Earth911’s capital expenditures and working capital requirements.

Strategic Alliances

Earth911 has partnered with E-World Online. E-World Online maintains its Manufacturer Interstate Take-back System, a comprehensive e-waste take-back solution for original equipment manufacturers that educates consumers on how to properly recycle or dispose of electronic waste. Earth911 believes that the integration of E-World Online’s network of managed drop-off locations and Earth911′s directory of more than 22,000 e-waste recyclers provides consumers with the largest online directory of electronics recyclers ever assembled. By utilizing the Earth911 Recycling Directory, original equipment manufacturers satisfy regulatory requirements to educate consumers about e-waste recycling while also acquiring tonnage reporting through E-World Online. This alliance solves a complex issue for electronics manufacturers nationwide that are held accountable by state regulations to collect specified amounts of e-waste for recycling as well as to demonstrate that e-waste is handled responsibly.

Earth911 is a member of the Recyclebank Ecosystem, a network of companies working together to motivate and reward people to take online and offline green actions.  Recyclebank rewards people for taking everyday green actions with discounts and deals from local and national businesses. As part of this effort, Recyclebank partners with like-minded brands and organizations to empower individuals to live more sustainable lives through its rewards platform, with the ultimate goal of making a substantial collective impact on the environment. Consumers receive five Recyclebank points when they opt-in to the Earth911 Instant Expert Newsletter and three Recyclebank points for reading an article on the Earth911.com website.

Earth911 and CalRecycle collaborate to make recycling information more accessible to California residents. Earth911’s Recycling Directory is accessible to consumers at CalRecycle.ca.gov via customized web integration. Through editorial content, the two entities highlight standout state and local recycling programs, planned events, and opportunities for consumers to learn more about the economic and environmental benefits of recycling.

Earth911 also works with CalRecycle to ensure even greater accuracy of information contained within the Earth911 Recycling Director, such as addresses, hours, and telephone numbers. CalRecycle also maintains 1-800-RECYCLE, a hotline designed to provide information about recycling, waste reduction, and product reuse to California residents.

In May 2012, Earth911 joined the American Institute for Packaging and the Environment (AMERIPEN) as a voting member.  AMERIPEN engages with thought leaders in the packaging industry - including representatives of trade associations, academic institutions, non-governmental organizations, and government agencies - to facilitate relevant research and identify key data and standards to advance the organization’s mission to advocate and educate on environmental packaging issues related to legislation and regulation. Additionally, AMERIPEN engages on public policies affecting the packaging value chain on topics related to packaging and the environment, and represents the interests of the industry which includes raw material producers, packaging manufacturers, packaging users and fillers, retailers, and material recovery organizations.

Earth911 also maintains an affiliation with each of the following: American Chemistry Council, American Cleaning Institute, American Coatings Association, Call2Recycle, Carton Council, Greener Package, International Bottled Water Association, North American Hazardous Materials Management Association, Pack2Sustain, Pesticide Stewardship Alliance, Retail Industry Leaders Association, The Sustainability Consortium, Sustainable Brands, and TerraCycle.

Employees

As of July 15, 2012, Earth911 employed a total of 39 persons of which 7 were executive, 28 were administrative and 4 were sales.  Quest employed a total of 43 persons of which 3 were executive, 28 were administrative and 12 were sales.

Earth911 considers its relationship with its employees to be good.  None of its employees are represented by a union in collective bargaining with it.

Intellectual Property

Trademarks

Earth911 owns or has filed applications for numerous federally registered trademarks, including the following:

•	1-800-CLEANUP
•	EARTH911
•	HANDY (and design)
•	I RECYCLE
•	RECYCLEME
•	GREENER GARAGE
•	SUPER TRUCK RECYCLING
Earth911’s trademarks, and in particular its HANDY trademark and design, which Earth911 licenses to third parties in its end-of-life solutions through its legacy on-product labeling business, are important to the success of Earth911’s business.

Patents

Earth911 has filed a United States patent application with the U.S. Patent and Trademark Office entitled “PREPARING VEHICULAR MATERIAL FOR RECYCLING.”  The patent application involves what Earth911 refers to as its super truck, a mobile recycling unit.  Earth911 does not currently sell its super truck, but instead uses it primarily for demonstrations and for marketing purposes.

Legal Proceedings

Earth911 may be subject to legal proceedings in the ordinary course of business.  As of the date of this Information Statement, Earth911 is not aware of any legal proceedings to which it is a party that it believes could have a material adverse effect on Earth911.

Information Regarding Earth911 Directors and Certain Executive Officers

Set forth below is certain information regarding each of Earth911’s directors and certain executive officers of Earth911, who may become executive officers of YouChange after the closing of the Merger. The Merger Agreement contemplates that (i) Barry M. Monheit, Chief Executive Officer and a Director of Earth911, and Colton R. Melby, Vice Chairman of Earth911, will be Class I directors of YouChange following the Merger; (ii) Richard R. Quinn, director of Earth911, and I. Marie Wadecki will be Class II directors of YouChange following the Merger; and (iii) Mitchell A. Saltz, Chairman of Earth911, and Ronald L. Miller, Jr., director of Earth911, will be Class III directors of YouChange following the Merger.  There are no family relationships among any of these directors and executive officers.

Directors and Executive Officers

Earth911’s board of directors currently consists of four directors. Directors are elected at the annual meeting of stockholders and serve until the next annual meeting of stockholders.  There are no family relationships among Earth911’s executive officers or directors.

Earth911’s board of directors has a majority of independent directors.  Currently, three members of Earth911’s board of directors, including Mitchell A. Saltz, Ronald L. Miller, Jr. and Richard R. Quinn, are independent.  Earth911’s board of directors does not have separate standing audit, compensation, or nominating and corporate governance committees.

The names of Earth911’s current directors and executive officers, their ages as of July 31, 2012, and other information about them are shown below:

Name	Age	Position
Mitchell A. Saltz	59	Chairman and Director
Barry M. Monheit	65	Chief Executive Officer and Director
Corey Lambrecht	43	President and Chief Operating Officer
Bryan Estep	49	Senior Vice President, Sales
Raquel Fagan	32	Vice President, Media and Strategic Partnerships
Patricia Kimball	61	Vice President, Retail Strategy Group
Sandra Keil	32	Vice President, Government Relations and Industry Affairs
Colton R. Melby	54	Vice Chairman
Ronald L. Miller, Jr.	48	Director
Richard R. Quinn	65	Director

Mitchell A. Saltz has served as Chairman of the board of directors for Earth911 since its inception and as a director of Earth911 since July 2010.  Mr. Saltz has served as a director of Smith & Wesson Holding Corporation, a publicly held manufacturer of firearms, since October 1998 and previously served as its Chairman of the Board and Chief Executive Officer from February 1998 through December 2003.  Mr. Saltz has served as the Chairman and Managing Partner of Southwest Capital Partners, LLC, an investment banking firm, since 2009.  Mr. Saltz founded Saf-T-Hammer in 1987, which developed and marketed firearm safety and security products designed to prevent the unauthorized access to firearms, which acquired Smith & Wesson Corp. from Tomkins, PLC in May 2001 and changed its name to Smith & Wesson Holding Corporation.  Earth911 believes Mr. Saltz’s history as a founder of Earth911 and his financial, investment, and management experience provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on the Board of Directors of Earth911 and on the Board of Directors of Infinity Resources Corp. upon consummation of the Merger.

Barry M. Monheit has served as Chief Executive Officer of Earth911 since June 2011, and as a director of Earth911 since March 2012.  Mr. Monheit has served as a director of Smith & Wesson Holding Corporation, a publicly held manufacturer of firearms, since February 2004 and as Chairman since October 2004. Mr. Monheit served as a financial and operational consultant from April 2010 until June 2011. From May 2009 until April 2010, Mr. Monheit was a Senior Managing Director of FTI Palladium Partners, a financial consulting division of FTI Consulting, Inc., a New York Stock Exchange-listed global advisory firm dedicated to helping organizations protect and enhance enterprise value in an increasingly complex legal, regulatory, and economic environment. Mr. Monheit was a consultant focusing on financial and operational issues in the corporate restructuring field from January 2005 until May 2009. From July 1992 until January 2005, Mr. Monheit was associated in various capacities with FTI Consulting, Inc., a business advisory firm that provides multidisciplinary solutions to complex challenges and opportunities, serving as the President of its Financial Consulting Division from May 1999 through November 2001. Mr. Monheit was a partner with Arthur Andersen & Co. from August 1988 until July 1992, serving as partner-in-charge of its New York Consulting Division and partner-in-charge of its U.S. Bankruptcy and Reorganization Practice. Earth911 believes Mr. Monheit’s extensive experience in financial and operational consulting gained as an executive of major restructuring firms and his executive experience with major companies provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on the Board of Directors of Earth911 and on the Board of Directors of Infinity Resources Corp. upon consummation of the Merger.

Corey Lambrecht has served as President and Chief Operating Officer of Earth911 since January 2010, and has been actively involved with management of Earth911 since its inception.  Mr. Lambrecht served as the Executive Vice President of Global Alerts, the predecessor to Earth911, and led Earth911’s investment in Quest Recycling Services, LLC.  Mr. Lambrecht has also served as a director and compensation committee chairperson for CUI Global, Inc., a publicly traded holding company, since July 2007.  Mr. Lambrecht has served on the board of Guardian 8 Holdings, through its wholly owned subsidiary, Guardian 8 Corporation, which develops and manufactures personal security devices designed for risk mitigation since December 2011. Mr. Lambrecht served as Director of Sales for Leveraged Marketing Associates, a leader in licensed brand extension strategies focusing on non-traditional as well as international licensing opportunities from June 2004 to July 2005.  From April 2002 to January 2004, Mr. Lambrecht served as Executive Vice President of Smith & Wesson Corporation, a publicly held manufacturer of firearms, and as the President of Smith & Wesson’s Licensing, Advanced Technologies, and Interactive Marketing divisions, where he was instrumental in arranging the financing for the acquisition of Smith & Wesson Holding Corporation by the publicly traded Saf-T-Hammer Corporation. From September 2000 to March 2002, Mr. Lambrecht served as President of A For Effort, an interactive database marketing company specializing in online content (Advergaming) for clients such as the National Hockey League, which was acquired by FreeSoftwareClub.com. Mr. Lambrecht was a pre-IPO founder of Premium Cigars International, a retailer of cigars and cigar accessories, and served as Vice President of Sales/Marketing for ProductExpress.com.  Mr. Lambrecht is a Certified Director from UCLA’s Anderson Graduate School of Management accredited directors program.

Bryan Estep has served as Senior Vice President, Sales of Earth911 since November 2012.  Mr. Estep served as the Vice President, Partner Marketing – Latin America, for Travelocity, an online provider of consumer-direct travel services, from October 2000 (via Site59 acquisition) to November 2012. Mr. Estep is a graduate of Thunderbird International School of Global Management, University of Washington.

Raquel Fagan has served as Vice President, Media and Strategic Partnerships of Earth911 since December 2010. From September 2003 to August 2007, Ms. Fagan worked in the education and non-profit sector, including work in animal welfare and with the disability community.  Ms. Fagan holds a Bachelor of Science in English literature and a minor in women’s studies from Arizona State University.

Patricia Kimball, Ph.D. has served as Vice President, Retail Strategy Group of Earth911 since October 2011.  Ms. Kimball served as Business Development Manager of Waste Management, Inc., a provider of integrated environmental solutions such as collection, transfer, recycling, and disposal services, from July 2008 to August 2011.  Prior to joining Waste Management, Inc., Ms. Kimball implemented two successful start-ups, a clinical laboratory, and  a medical waste collection/treatment company that was subsequently acquired by Waste Management, Inc.  Ms. Kimball holds a B.S. in Medical Technology and a Ph.D. in Immunology from Arizona State University.

Sandra Keil has served as Vice President, Government Relations and Industry Affairs since January 2007. From May 2005 to November 2006, Ms. Keil completed volunteer work in Spain. From May 2002 to February 2005, Ms. Keil served as a legislative assistant to the Vice Chairman of the Committee on Natural Resources in the House of Representatives, where she developed and negotiated numerous environmental and energy policies that were signed into law and are still in effect today.  Ms. Keil holds a degree in Environmental Science from Utah State University.

Colton R. Melby has served Vice Chairman of Earth911 since March 2012 and as a Director of Earth911 since July 2010.  Mr. Melby served as Chief Executive Officer of Earth911 from January 2010 to June 2011, and has been actively involved with management of Earth911 since its inception. Mr. Melby served as President and Chief Operating Officer of Smith & Wesson Holding Corporation, a publicly held manufacturer of firearms, from September 2002 to December 2003.  Mr. Melby has also served in a number of positions within the aerospace industry, most recently with Metal Form, Inc., a privately held aerospace manufacturing company, where he served as President and Chief Executive Officer from 1987 to September 1999. Mr. Melby is a founding member of Melby Brothers Performance Investments, a firm with a strong history of financing start-up organizations, as well as Chairman of the Board at CUI Global, a publicly traded holding company dedicated to maximizing shareholder value through the acquisition and development of innovative companies and technologies.  Earth911 believes Mr. Melby’s service as a former officer of the company, his executive experience with a major public company, and his financial, investment, and management experience provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on the Board of Directors of Earth911 and on the Board of Directors of Infinity Resources Corp. upon consummation of the Merger.

Ronald L. Miller, Jr. has served as a director of Earth911 since July 2010.  Mr. Miller has served as the Chief Executive Officer of Southwest Capital Partners, LLC, an investment banking firm, since September 2009. He is a director of Crown Dynamics Corp., a provider of products that improve breathing, safety, and overall wellness. Mr. Miller served as a Managing Director of CKS Securities LLC, an investment banking firm, from February 2010 to December 2011. He served as Vice Chairman of Miller Capital Markets, LLC, a Scottsdale, Arizona headquartered boutique investment banking firm from May 2009 to August 2009.  Mr. Miller served as Chief Executive Officer of Alare Capital Partners, LLC, a Scottsdale-based investment banking and strategic advisory firm, from September 2007 to May 2009. From 2001 to 2005, Mr. Miller served as a Managing Director of The Seidler Companies Incorporated, an investment banking firm and member of the NYSE.  Mr. Miller served from 1998 to 2001 as a Senior Vice President and was instrumental in the opening of the Phoenix, Arizona office of Wells Fargo Van Kasper.  From 1994 to 1998, Mr. Miller served as Senior Vice President of Imperial Capital, and from 1993 to 1994, was associated with the Corporate Finance Department of Ernst & Young.  Mr. Miller began his career in the M&A department of PaineWebber, Inc.  Mr. Miller holds a Bachelor of Business Administration from the University of Georgia and a Master of Business Administration with honors from the Georgia Institute of Technology.  Earth911 believes Mr. Miller’s prior leadership roles and his investment banking experience provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on the Board of Directors of Earth911 and on the Board of Directors of Infinity Resources Corp. upon consummation of the Merger.

Richard R. Quinn has served as a director of Earth911 since July 2010.  Mr. Quinn has served as a registered representative of Cambridge Investment Research, a privately owned broker/dealer, since July 2008.  Mr. Quinn has been a licensed securities broker since 1969 and over the past 32 years has served in various capacities in the investment banking industry, most recently with Cambridge Investment Research. Mr. Quinn holds a Bachelor of Arts from Franklin Pierce College.  Earth911 believes Mr. Quinn’s extensive experience in the investment banking industry provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on the Board of Directors of Earth911 and on the Board of Directors of Infinity Resources Corp. upon consummation of the Merger.

Compensation of Directors

Earth911’s directors are currently not compensated for their services as directors.

Compensation Committee Interlocks and Insider Participation

Earth911 does not have a separate standing compensation committee on its board of directors.

Earth911 Employment Agreements and Change-of-Control Agreements

Earth911 entered into an offer letter with Barry Monheit, its Chief Executive Officer, on May 25, 2011.  The offer letter has no specific term and constitutes at-will employment, and provides for an annual base salary of $240,000. Under the terms of the offer letter, Mr. Monheit is eligible to earn bonus compensation and is entitled to participate in and receive all benefits under Earth911's benefit program. In addition, the offer letter provided for a grant of stock options to purchase 1,000,000 shares of the Company's common stock at $3.25 per share.

                  Earth911 entered into an offer letter with Bryan Estep, its Senior Vice President, Sales, on October 5, 2011.  The offer letter has no specific term and constitutes at-will employment, and provides for an annual base salary of $175,000. Under the terms of the offer letter, Mr. Estep is eligible to earn commission on key accounts and bonus compensation and is entitled to participate in and receive all benefits under Earth911's benefit program. In addition, the offer letter provides that Earth911 will grant 100,000 stock options to Mr. Estep at the next round of financing. The offer letter provides that, in the event Mr. Estep's employment is terminated by Earth911 without cause before the end of the first year, he is entitled the receive the remaining balance of year one salary. Mr. Estep must also execute a non-competition agreement for that same period.

Certain Relationships and Related Party Transactions of Earth911

In July 2010, Earth911 executed three promissory notes to each of Mitchell A. Saltz, its Chairman, Corey Lambrecht, its President and Chief Operating Officer, and Colton R. Melby, its Vice Chairman, which were subsequently amended in October 2010 and June 2012.  In June 2012, Mr. Saltz converted his note at $3.25 per share into 451,692 shares of Earth911's common stock, which were issued to Southwest Green Investments, L.L.C.  In June 2012, Mr. Lambrecht converted his note at $3.25 per share into 38,193 shares of Earth911's common stock. In June 2012, Mr. Melby converted his note at $3.25 per share into 114,995 shares of Earth911's common stock, of which 51,587 shares were issued to Global Security Holdings LLC and 63,408 shares were issued to EarthNow LLC.

                  In March 2012, Earth911 executed a $1,000,000 senior secured convertible note to Stockbridge Enterprises, LP, an entity affiliated with Mitchell A. Saltz, Earth911's Chairman. The note has a term of 12 months, which may be extended under certain circumstances, and bears interest at a rate of 6% per annum, due monthly in arrears.  The note is convertible into shares of Earth911's common stock at $1.00 per share prior to the maturity date and $0.50 per share after the maturity date, subject to a downward formula-based adjustment for future issuances of common stock or stock equivalents under certain conditions whereby the issue price is lower than the conversion price in effect immediately prior to such issue or sale (the "Fixed Conversion Price").  Should Earth's common stock be listed on certain U.S. exchanges (a "Triggering Event"), the conversion price would be the lower of the Fixed Conversion Price and the average closing bid price during the ten trading days immediately preceding the conversion date.  Earth911 also issued five-year warrants to Stockbridge Enterprises, LP consisting of the following: (i) a warrant to acquire up to 1,000,000 shares of Earth911's common stock, exercisable immediately upon executing the note (the "Initial Warrant"); (ii) a warrant to acquire up to 250,000 shares of Earth911's common stock, exercisable at the conclusion of 12 months after the issuance date of the warrant, but only in the event that all outstanding principal and accrued interest on the note is not paid in full at such date (the "12-Month Warrant"); (iii) a warrant to acquire up to 250,000 shares of Earth911's common stock, exercisable at the conclusion of 15 months after the issuance date of the warrant, but only in the event that all outstanding principal and accrued interest on the note is not paid in full at such date (the "15-Month Warrant"); and (iv) a warrant to acquire up to 500,000 shares of Earth911's common stock, exercisable at the conclusion of 18 months after the issuance date of the warrant, but only in the event that all outstanding principal and accrued interest on the note is not paid in full at such date (the "18-Month Warrant").  The Initial Warrant is exercisable at $1.00 per share prior to the occurrence of a Triggering Event, and as of any exercise date following a Triggering Event, the lower of the $1.00 exercise price or the average closing bid price during the ten trading days immediately preceding the exercise date.  The exercise price is also subject to a downward formula-based adjustment for future issuances of common stock or stock equivalents under certain conditions whereby the issue price is lower than the exercise price in effect immediately prior to such issue or sale.  The 12-Month Warrant, the 15-Month Warrant, and the 18-Month Warrant are each exercisable at $0.50 per share prior to the occurrence of a Triggering Event, and as of any exercise date following a Triggering Event, the lower of the $0.50 exercise price or the average closing bid price during the ten trading days immediately preceding the exercise date.  The exercise price is also subject to a downward formula-based adjustment for future issuances of common stock or stock equivalents under certain conditions whereby the issue price is lower than the exercise price in effect immediately prior to such issue or sale.

In June 2012, deferred compensation of $260,000 was converted into 80,000 shares of Earth911’s common stock and issued to Bone Logic, LLC, an entity affiliated with Colton R. Melby, Earth911’s Vice-Chairman, for consulting services previously provided.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act relating to our business, financial condition and other matters. Such reports and other information (including this information statement, proxy statements filed by YouChange with the SEC and distributed to YouChange stockholders, its Annual Report on Form 10-K, and its recently filed Quarterly Report on Form 10-Q), may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain more information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC’s principal office at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. The SEC also maintains an internet website located at www.sec.gov, which contains reports, proxy statements and other information that we file with the SEC electronically via the EDGAR system. You may also obtain free copies of documents that we file with the SEC by accessing the YouChange website at www.youchange.com or by directing a request to YouChange Holdings Corp, 2209 West 1st Street, Suite A-113, Tempe, AZ 85281, Attention: President and CEO.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one copy of this Information Statement is being delivered to multiple stockholders sharing an address, unless YouChange has received contrary instructions from one or more of the stockholders.  YouChange will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this document was delivered.  A stockholder may mail a written request to YouChange Holdings Corp, Attention: President and CEO, 2209 W. 1st Street, Suite A113, Tempe, AZ 85281, or call (866) 712-9273, to request:

•	A separate copy of this Information Statement;
•	A separate copy of Information Statements or Annual Reports of YouChange in the future; or
•	Delivery of a single copy of Information Statements or Annual reports of YouChange, if such stockholder is receiving multiple copies of these documents.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
YOUCHANGE HOLDINGS CORP
FOR THE YEARS ENDED JUNE 30, 2011 AND 2010

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
YouChange Holdings Corp
(A Development Stage Company)

We have audited the accompanying consolidated balance sheets of YouChange Holdings Corp (a development stage company) as of June 30, 2011 and 2010 and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years ended June 30, 2011 and 2010, and for the period from August 22, 2008 (inception) to June 30, 2011.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of YouChange Holdings Corp (a development stage company) at June 30, 2011 and 2010, and the results of its operations and its cash flows for the years ended June 30, 2011 and 2010, and for the period from August 22, 2008 (inception) to June 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company is currently in the development stage and has not earned significant revenue as of June 30, 2011.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Certified Public Accountants

Phoenix, Arizona
September 28, 2011

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30,

	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$66,264	$44,309
Inventory	3,522	-
Prepaid expenses and other current assets	14,541	7,394

Total current assets	84,327	51,703

Advances to Feature Marketing	96,875	70,000
Property and equipment - net	4,065	5,265
Capitalized software costs	128,650	40,000
Other assets	6,500	6,500

Total assets	$320,417	$173,468

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and other accrued expenses	$63,212	$100,594
Accrued interest payable	8,945	-
Note payable - related party	37,500	37,500
Convertible notes payable	75,000	-

Total current liabilities	184,657	138,094

Convertible notes payable - related party, net of discount of $20,729 and nil as of June 30, 2011 and 2010, respectively	4,271	-

Total liabilities	188,928	138,094

Shareholders' equity:
Common stock, $.001 par value; 60,000,000 shares authorized; 38,426,227 and 35,405,588 shares issued as of June 30, 2011 and 2010, respectively; 38,351,227 and 35,405,588 shares outstanding as of June 30, 2011 and 2010, respectively	38,426	35,406
Additional paid-in capital	1,941,748	1,067,128
Treasury stock, at cost (75,000 common shares and no common shares as of June 30, 2011 and 2010, respectively	(26,250)	-
Deficit accumulated during the development stage	(1,822,435)	(1,067,160)

Total shareholders' equity	131,489	35,374

Total liabilities and shareholders' equity	$320,417	$173,468

The accompanying notes are an integral part of these Consolidated Financial Statements.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF OPERATIONS

			Period from
			August 22,
			2008
			(Inception) to
	Year Ended June 30,		June 30,
	2011	2010	2011

Net revenues	$9,160	$-	$9,160
Cost of products sold	5,386	-	5,386

Gross profit	3,774	-	3,774

Operating expenses:
Professional fees	432,700	286,308	763,608
Salaries and wages	98,738	-	98,738
Licensing fees	89,130	-	89,130
General and administrative	60,293	25,683	110,529
Marketing	47,787	11,739	59,526
Expense of reverse merger	-	620,040	620,040

Total operating expenses	728,648	943,770	1,741,571

Loss from operations	(724,874)	(943,770)	(1,737,797)

Other income (expense):
Interest income	18,129	7,394	27,573
Interest expense	(48,530)	(63,681)	(112,211)

Total other expense	(30,401)	(56,287)	(84,638)

Net loss	$(755,275)	$(1,000,057)	$(1,822,435)

Basic and diluted net loss per common share	$(0.02)	$(0.05)

Weighted average common shares outstanding - basic and diluted	36,608,849	18,922,609

The accompanying notes are an integral part of these Consolidated Financial Statements.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY

					Deficit
					Accumulated
			Additional		During the	Total
	Common Stock		Paid-in	Treasury	Development	Shareholders'
	Shares	Amount	Capital	Stock	Stage	Equity

Balance at inception, August 22, 2008	-	$-	$-	$-	$-	$-

Issuance of common stock upon formation	1,000,000	1,000	-	-	-	1,000
Net loss	-	-	-	-	(67,103)	(67,103)

Balance, June 30, 2009	1,000,000	1,000	-	-	(67,103)	(66,103)
Common stock issued for cash	4,000,000	4,000	-	-	-	4,000
Common stock issued for intangible asset	1,500,000	1,500	1,000	-	-	2,500
Conversion of convertible notes payable	683,197	683	512,998	-	-	513,681
Effect of reverse merger	26,766,391	26,767	59,546	-	-	86,313
Common stock issued in connection with reverse merger	1,456,000	1,456	493,584	-	-	495,040
Net loss	-	-	-	-	(1,000,057)	(1,000,057)

Balance, June 30, 2010	35,405,588	35,406	1,067,128	-	(1,067,160)	35,374
Common stock issued for cash	1,000,000	1,000	249,000	-	-	250,000
Common stock issued for services	1,404,753	1,404	407,922	-	-	409,326
Conversion of convertible notes payable	615,886	616	161,381	-	-	161,997
Beneficial conversion feature	-	-	56,317	-	-	56,317
Acquisition of treasury stock	-	-	-	(26,250)		(26,250)
Net loss	-	-	-	-	(755,275)	(755,275)

Balance, June 30, 2011	38,426,227	$38,426	$1,941,748	$(26,250)	$(1,822,435)	$131,489

The accompanying notes are an integral part of these Consolidated Financial Statements.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF CASH FLOWS

			Period from
			August 22,
			2008
			(Inception) to
	Year Ended June 30,		June 30,
	2011	2010	2011

Cash flows from operating activities:
Net loss	$(755,275)	$(1,000,057)	$(1,822,435)

Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of debt discounts and deferred financing costs	35,588	50,000	85,588
Depreciation expense	1,200	-	1,200
Common stock issued for services	409,326	-	409,326
Common stock issued for interest	-	13,681	13,681
Cash based expense for reverse merger	-	125,000	125,000
Common stock issued for reverse merger	-	495,040	495,040
Changes in operating assets and liabilities:
Inventory	(3,522)	-	(3,522)
Prepaid expenses and other assets	(20,272)	(11,394)	(31,666)
Accounts payable and other accrued expenses	(37,382)	99,604	62,222
Accrued interest payable	12,942	-	12,942

Net cash used in operating activities	(357,395)	(228,126)	(652,624)

Cash flows from investing activities:
Software development costs	(88,650)	(40,000)	(128,650)
Advances to Feature Marketing	(40,000)	(70,000)	(110,000)
Purchase of property and equipment	-	(5,265)	(5,265)
Cash paid for reverse merger	-	(87,500)	(87,500)

Net cash used in investing activities	(128,650)	(202,765)	(331,415)

Cash flows from financing activities:
Proceeds from sale of common stock	250,000	5,000	255,000
Proceeds from convertible notes payable	258,000	-	258,000
Proceeds from notes payable	-	500,000	500,000
Borrowings from related parties	-	-	88,992
Repayment of related party payables	-	(1,689)	(1,689)
Fees paid for financing costs	-	(50,000)	(50,000)

Net cash provided by financing activities	508,000	453,311	1,050,303

Increase in cash and cash equivalents	21,955	22,420	66,264
Cash and cash equivalents, beginning of period	44,309	21,889	-

Cash and cash equivalents, end of period	$66,264	$44,309	$66,264

The accompanying notes are an integral part of these Consolidated Financial Statements.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Organization of Business and Basis of Presentation

On March 30, 2010, Youchange, Inc. and BlueStar Financial Group, Inc. (“BSFG”), a Nevada corporation and publicly traded shell company at such time, completed a merger transaction (referred to as the “reverse merger” throughout this filing), which is described in further detail below, and resulted in Youchange, Inc. shareholders obtaining control of BSFG. The surviving publicly traded entity following the reverse merger transaction changed its name to “YouChange Holdings Corp” during May 2010.  The terms “youchange”, “we”, “us”, “our” or the “Company” refer to YouChange Holdings Corp and its consolidated subsidiary, Youchange, Inc., following the date of the merger transaction, and to Youchange, Inc. prior to the date of the reverse merger transaction. All significant intercompany balances and transactions are eliminated in consolidation. Our fiscal year end is June 30.

For accounting purposes, Youchange, Inc. is the acquirer in the reverse merger transaction, and consequently the assets and liabilities and the historical operations reflected in these consolidated financial statements are those of Youchange, Inc. and are recorded at the historical cost basis of Youchange, Inc.  All shares and per share data prior to the acquisition have been restated to reflect the stock issuance as a recapitalization of Youchange.

We were organized as a software and services venture in the Green Technology (“GreenTech”) sector to develop a leading social movement to focus on the elimination of electronic waste (“eWaste”) in the United States, which includes any used, obsolete end-of-life consumer electronics and computer devices.  The GreenTech sector is a recognized business sector also known as Environmental Technology or “Envirotech”.  Companies in this sector apply environmental science in an effort to help conserve the environment and choose business approaches that are environmentally and economically sustainable.

The Company’s software includes a destination website, www.youchange.com, where users can join and refer friends to learn about the problem of electronic waste through content, blogs and forums.  Site members are encouraged to take action through the turn-over and sale of their end-of-life, used or obsolete electronics, which reduces the risk of adding to the waste stream.  Members access the youchange calculator and offer database through www.youchange.com and by answering a series of questions, may receive a real-time cash and/or reward points offer. Initially, reward points collected by members may be used to exchange for other items  in the “Shop Green” area of the youchange.com website, which is an online marketplace where points can be exchanged for product. In addition to the youchange.com website, users can join and learn about local events and electronic collection drives through youchange Facebook, Twitter and Linked-In social media pages.  The local electronic collection events play an important part of the youchange strategy and are done in partnership with local sports teams, businesses, individuals, schools and charity groups.

Youchange is developing an electronic Tracking System (“eTS”) to provide asset receiving, refurbishment and disposal recycling tracking though the complete handling cycle of all electronics collected.  In addition, the website and the eTS are expected to allow business to business activity. Businesses can dispose of excess electronics in bulk. The eTS is expected to extend past the website and electronic pricing and rewards calculator previously launched through youchange.com and is intended to be used by local retailers, electronic refurbishment centers and recyclers that may partner with youchange.  Youchange intends on generating revenue through the refurbishment, resale (“reCommerce”) and recycling of the electronics collected, facilitating the sustainability objectives by extending the lifecycle of these items and keeping such items from the electronic waste stream.  Once developed and launched, the youchange eTS is expected to become part of a system that will allow youchange to establish a reCommerce business without an investment in bricks and mortar by partnering with, and charging a management fee to, local retailers, electronic refurbishment centers and recyclers.

The Company has realized minimal revenues from its planned business purpose to the date of this filing and currently has limited operations.  Accordingly, the Company is considered to be in the development stage. The Company has been in the development stage since its formation.  The Company has devoted its efforts to business planning and development and has allocated a substantial portion of its time and investment in bringing its product to the market and raising capital.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include carrying amounts of long-lived assets and advances to Feature Marketing, deferred financing costs and deferred taxes.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

Reverse Merger with BSFG

On March 15, 2010, BSFG and its wholly owned subsidiary BlueStar Acquisition Corporation (“Merger Sub”) entered into an Agreement and Plan of Merger  (the “Merger Agreement”) with Youchange, Inc. The Merger Agreement and the acquisition agreed to therein was closed on March 30, 2010.  At the closing of the reverse merger, Youchange, Inc. merged into Merger Sub, with Youchange, Inc. as the surviving entity. At the time the Merger Agreement was executed, Jeffrey Rassás and Richard Papworth, currently our Chief Executive Officer and Chief Financial Officer, respectively, and directors of the Company, were directors and officers of both BSFG and Youchange, Inc. BSFG acquired all 7,183,197 of the issued and outstanding common shares of Youchange Inc. from Youchange Inc. shareholders in exchange for 21,549,591 shares of BSFG Common Stock.  Youchange, Inc. shareholders received three shares of BSFG Common Stock for each share of Youchange, Inc.  These figures included 2,049,591 shares of BSFG Common Stock issued to the former note holders of Youchange, Inc. whereby the $500,000 principal amount of secured convertible promissory notes plus accrued interest of $13,681 was converted into 683,197 shares of Youchange, Inc. common stock immediately prior to the reverse merger. As a result of the reverse merger there are a total of 35,405,588 shares of our common stock issued and outstanding immediately following the transaction, of which the former Youchange, Inc. shareholders hold 61%. Additionally, following the completion of the reverse merger, we issued 1,456,000 shares of our common stock to the sellers of BSFG.

Going Concern

The Company's financial statements are prepared using accounting principles generally accepted in the United States applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenue sufficient to cover its operating costs and allow it to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable.  If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources.  Management's plans to obtain such resources for the Company include (i) obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses; (ii) obtaining funding from outside sources through the sale of its debt and/or equity securities; and (iii) as a last resort, seeking out and completing a merger with another company. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually attaining profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

2. Significant Accounting Policies

Cash and Cash Equivalents

All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The Company maintains cash and cash equivalent balances at a financial institution that is insured by the Federal Deposit Insurance Corporation for deposits up to certain limits.  The Company had no uninsured cash as of June 30, 2011 or June 30, 2010, but may from time to time have cash balances that exceed insured limits.

Inventory

Inventories consist of consumer electronics and computer devices and are stated at the lower of cost (first-in, first-out method) or market. We establish reserves for inventory to reflect situations in which the cost of the inventory is not expected to be recovered. In evaluating whether inventory is stated at the lower of cost or market, we consider such factors as the amount of inventory on hand, estimated time required to sell such inventory and current and expected market conditions. We record provisions for inventory obsolescence as part of cost of products sold. Inventories are presented net of allowances relating to the above provisions; however, as of June 30, 2011, no provisions were deemed to be warranted or required by management.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

Deferred Financing Costs

Debt financing costs are amortized over the contractual term of the underlying note payable using the effective interest method.  If debt is retired prior to the end of its contractual term, the unamortized deferred financing costs are expensed in the period of retirement to interest expense. During fiscal 2010, the Company incurred $50,000 of deferred financing costs relative to the issuance of $500,000 of convertible notes payable. As described above, these notes, along with unpaid accrued interest of $13,681 were converted into common shares of Youchange, Inc. prior to the reverse merger transaction.  The notes bore interest at a rate of 12.0% per annum and under the terms of the note agreements, were convertible into shares of Youchange, Inc. at a rate of $0.75 per share and were due in six months from the date of issuance.  During fiscal 2010, the total $50,000 of deferred financing costs was amortized to interest expense.

Revenue Recognition

Revenue from sales of products is recognized when earned; that is, when the risks and rewards of ownership have transferred to the customer upon delivery to the designated carrier. Cash discounts, sales incentives and returns are estimated and recognized at the time of sale based on historical experience and current customer commitments. Revenue is reported net of discounts and returns and excludes sales taxes.

Income taxes

Deferred tax assets and liabilities are recognized currently for the future tax consequences attributable to the temporary differences between the financial statement carrying amounts of assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets if it is more likely that such assets will not be realized. We consider all available evidence, both positive and negative, to determine whether, based on the weight of that evidence, a valuation allowance is needed for some portion or all of a net deferred tax asset. Judgment is used in considering the relative impact of negative and positive evidence. In arriving at these judgments, the weight given to the potential effect of negative and positive evidence is commensurate with the extent to which it can be objectively verified. We record a valuation allowance to reduce our deferred tax assets and review the amount of such allowance annually. When we determine certain deferred tax assets are more likely than not to be utilized, we will reduce our valuation allowance accordingly.

As of June 30, 2011 and 2010, we did not recognize any assets or liabilities relative to uncertain tax positions, nor do we anticipate any significant unrecognized tax benefits will be recorded during the next 12 months.  Any interest or penalties related to unrecognized tax benefits is recognized in income tax expense.  Since there are no unrecognized tax benefits as a result of tax positions taken, there are no accrued penalties or interest. We are subject to tax audits for our U.S. federal and certain state tax returns for the tax years ending June 30, 2009 and 2010. Tax audits by their very nature are often complex and can require several years to complete.

Fair Value of Financial Instruments

The Company's financial instruments include cash, accounts payable and other accrued expenses and notes payable.  All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at June 30, 2011.  The fair value hierarchy under GAAP distinguishes between assumptions based on market data (observable inputs) and an entity’s own assumptions (unobservable inputs). The hierarchy consists of three levels:

•	Level one – Quoted market prices in active markets for identical assets or liabilities;
•	Level two – Inputs other than level one inputs that are either directly or indirectly observable; and
•	Level three – Unobservable inputs developed using estimates and assumptions, which are developed by the reporting entity and reflect those assumptions that a market participant would use.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. We will evaluate our hierarchy disclosures each quarter.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

The Company does not have any assets or liabilities measured at fair value on a recurring basis as of June 30, 2011 or 2010. The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the period from August 22, 2008 (inception) to June 30, 2011.

Property and Equipment

Property and equipment are recorded at cost and are depreciated using the straight-line method over the estimated useful lives of the assets.  Costs of normal repairs and maintenance are charged to expense as incurred. Depreciation commences at the time the assets are placed in service.  Gains or losses on disposals of assets are recognized as incurred.  As of June 30, 2011 and 2010, our property and equipment consists of furniture and fixtures at our corporate offices.  These assets have an estimated useful life of seven years and were placed in service on June 30, 2010. As of June 30, 2011 and 2010, accumulated depreciation was $1,200 and nil, respectively.

Impairment of Long Lived Assets

Impairment losses are to be recognized when the carrying amount of a long lived asset is not recoverable or exceeds its fair value.  The Company evaluates its long lived assets for impairment whenever events or changes in circumstances indicate that a carrying value may not be recoverable.  The Company uses estimates of future cash flows over the remaining useful life of a long lived asset or asset group to determine the recoverability of the asset.  These estimates only include the net cash flows directly associated with, and that are expected to arise as a direct result of, the use and eventual disposition of the asset or asset group. We have not recognized any impairment losses for the Company’s long lived assets from August 22, 2008 (inception) to June 30, 2011.

Earnings Per Share Information

Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period.  Diluted earnings (loss) per share is calculated based on the weighted average shares of Common Stock outstanding during the period plus the dilutive effect of outstanding Common Stock purchase warrants and stock options using the treasury stock method and the dilutive effects of convertible securities using the if-converted method. Basic and diluted loss per share were the same for all periods reported due to the net losses attributable to common shareholders for all periods reported. As of June 30, 2011, we had convertible notes payable outstanding that, with accrued interest, were convertible into approximately 436,000 common shares.  As of June 30, 2011, the conversion ratio for these notes was lower than our closing stock price.  These convertible notes payable are described in more detail in Note 6.

Software Development Costs

The costs of developing internal–use software are to be evaluated during three stages of the development project.  The stages are: (i) the preliminary project stage; (ii) the application development stage; and (iii) the post-implementation stage. Only costs associated with the application development stage are capitalized.  Development costs associated with the other two stages are expensed as incurred.  Capitalizable costs include fees paid to third parties to develop the software during the application development stage, payroll costs for employees directly associated with the development project and only include specific time spent working directly on the development project and interest costs incurred while developing the project, if any. The Company has capitalized costs incurred in the application development stage totaling $88,650 and $40,000 for the years ended June 30, 2011 and 2010, respectively.  These costs relate to our proprietary business platform.  We have contracted with a software development team to create this business platform and web-based interface.  During the years ended June 30, 2011 and 2010, we incurred approximately $87,000 and $40,000 of capitalized software development costs, respectively, from NOMA Enterprises, LLC, an entity controlled by Naser Ahmad, Chief Technology Officer of Youchange, Inc. These costs will be amortized over a period of three years following completion of the project.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense was de minimis for the period from August 22, 2008 (inception) to June 30, 2011.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

Beneficial Conversion Features

The intrinsic value of a beneficial conversion feature inherent to a convertible note payable, which is not bifurcated and accounted for separately from the convertible note payable and may not be settled in cash upon conversion, is treated as a discount to the convertible note payable. This discount is amortized over the period from the date of issuance to the date the note is due using the effective interest method. If the note payable is retired prior to the end of its contractual term, the unamortized discount is expensed in the period of retirement to interest expense. In general, the beneficial conversion feature is measured by comparing the effective conversion price, after considering the relative fair value of detachable instruments included in the financing transaction, if any, to the fair value of the common shares at the commitment date to be received upon conversion.

Recently Issued Accounting Pronouncements

During June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”).  ASU 2011-05 provides for the option to present the total of comprehensive income, the components of net income and the components of other comprehensive income (“OCI”) either in a single continuous statement of comprehensive income or in two separate but consecutive statements. Regardless of which format is chosen, the amendments establish a requirement for entities to present on the face of the financial statements reclassification adjustments for items that are reclassified from OCI to net income in the statement(s) where the components of net income and the components of OCI are presented. The amendments in ASU 2011-05 are effective, on a retrospective basis, for public entities for interim and annual periods beginning after December 15, 2011, and for nonpublic entities for fiscal years ending after December 15, 2012 and interim and annual periods thereafter. The Company does not anticipate that the adoption of this guidance will have a material impact on its financial position and results of operations.

During May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASC 2011-04”).  The amendments in ASC 2011-04 were issued in order to align the fair value measurement and disclosure requirements in GAAP and International Financial Reporting Standards.  Consequently, the amendments change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements.  However, many of the amendments in ASC 2011-04 will not result in a change in the application of the requirements in ASC 820, Fair Value Measurement. The amendments in ASU 2011-04 are effective, on a prospective basis, for public entities for interim and annual periods beginning after December 15, 2011, and for nonpublic entities for annual periods beginning after December 15, 2011. The Company does not anticipate that the adoption of this guidance will have a material impact on its financial position and results of operations.

During December 2010, the FASB issued ASU No. 2010-28, Intangibles – Goodwill and Other (“ASU 2010-28”). ASU 2010-28 addresses questions about entities with reporting units with zero or negative carrying amounts because some entities concluded that Step 1 of the goodwill impairment test is passed in those circumstances because the fair value of their reporting unit will generally be greater than zero. The amendments in this update do not provide guidance on how to determine the carrying amount or measure the fair value of the reporting unit. The amendments in this update modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. This update is effective for fiscal years beginning after December 15, 2010. The Company does not anticipate that the adoption of this standard will have a material impact on the Company’s financial position and results of operations.

During April 2010, the FASB issued Accounting Standards Update ("ASU") 2010-17, Revenue Recognition-Milestone Method ("ASU 2010-17"). ASU 2010-17 provides guidance on the criteria that should be met for determining whether the milestone method of revenue recognition is appropriate. A vendor can recognize consideration that is contingent upon achievement of a milestone in its entirety as revenue in the period in which the milestone is achieved only if the milestone meets all criteria to be considered substantive. The following criteria must be met for a milestone to be considered substantive. The consideration earned by achieving the milestone should be: (i) commensurate with either the level of effort required to achieve the milestone or the enhancement of the value of the item delivered as a result of a specific outcome resulting from the vendor's performance to achieve the milestone; (ii) related solely to past performance and (iii) reasonable relative to all deliverables and payment terms in the arrangement. No split of an individual milestone is allowed and there can be more than one milestone in an arrangement. Accordingly, an arrangement may contain both substantive and non-substantive milestones. ASU 2010-17 is effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010. The adoption of this guidance did not have a material impact on the Company’s financial position and results of operations.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

3. Feature Marketing Acquisition

Effective December 31, 2010, we entered into a Share Exchange Agreement (the "Exchange Agreement") with Feature Marketing, Inc. (“Feature Marketing”) an Arizona corporation.  The Exchange Agreement provided for the acquisition of all issued and outstanding shares of Feature Marketing in exchange for 3,030,303 shares of our common stock and $200,000 of cash. Feature Marketing owns and operates a computer and consumer electronics refurbishment center based in Scottsdale, Arizona, which we intended to integrate with our planned operations.

Subsequent to the completion of the acquisition, on February 25, 2011, the Company and Feature Marketing entered into a Rescission Agreement that provided for the rescission of the acquisition as of December 31, 2010, so that from an economic standpoint, the acquisition never occurred and all applicable shares were never exchanged. Accordingly, the financial position and results of Feature Marketing have not been, and are never expected to be, consolidated with those of the Company. The Company believes the rescission of this transaction was in its best interests based on the discovery of a mutual mistake and impossibility to perform under the agreement, which was not contemplated by either party.

The Company executed a non-exclusive fulfillment agreement with Feature Marketing on March 29, 2011.  Under the terms of the fulfillment agreement, Feature Marketing will provide receiving, refurbishment, shipping and storage services and  repay the amounts previously advanced towards the acquisition discussed above.  As of June 30, 2011 advances outstanding totaled approximately $97,000, which are secured by the assets of Feature Marketing and are supported by a promissory note from Feature Marketing.  These advances bear interest at a rate of 24.0% per annum.  We have recognized interest income totaling approximately $28,000 relative to these advances for the period from August 22, 2008 (inception) to June 30, 2011.  During June 2011, Feature Marketing returned 75,000 common shares it had previously owned, in exchange for a reduction of amounts due us of approximately $26,000, which was the fair value of the shares at the time they were returned.  These shares have been accounted for as treasury stock as of June 30, 2011. As of June 30, 2011, management believes all outstanding advances to Feature Marketing, and interest on such advances, will be fully realized and accordingly, has not provided for any allowance for these balances as of June 30, 2011.

4. Common Stock

Our authorized common stock consists of 60,000,000 shares of common stock with a par value of $.001. The following summarizes our common stock activity for the period from August 22, 2008 (inception) to the completion of the reverse merger on March 30, 2010:

•	Upon formation on August 22, 2008, Youchange, Inc. issued 1,000,000 of its common shares to its founder and Chief Executive Officer, Jeffrey Rassás, in exchange for $1,000.

•
During fiscal 2010, Youchange, Inc. issued an additional 4,000,000 of its common shares to unrelated entities in exchange for $4,000 (except for 40,000 of these shares, which were issued to an officer / director).

•
During fiscal 2010, Youchange, Inc. issued 1,500,000 shares of its common stock to Mr. Rassás in exchange for certain intangible assets related to the youchange.com domain. This transaction was valued at $2,500.  Although it may require renewal from time-to-time, this intangible asset has an indefinite life and accordingly is not being amortized.

•	During fiscal 2010, Youchange, Inc. issued 683,197 shares of its common stock upon conversion of $500,000 in convertible notes plus $13,681 of unpaid accrued interest.

As described in more detail above, on March 30, 2010, BSFG acquired all 7,183,197 of the issued and outstanding common shares of Youchange, Inc. from Youchange, Inc. shareholders in exchange for 21,549,591 shares of BSFG Common Stock.  Youchange, Inc. shareholders received three shares of BSFG Common Stock for each share of Youchange, Inc.

In conjunction with the reverse merger, the Company issued 1,456,000 shares of its common stock as partial compensation for the purchase of the BSFG.  The shares were valued at $0.34 per share, which was the closing stock price on March 30, 2010.  The total fair value of these common shares of $495,040 was expensed as an acquisition cost.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

As a result of the reverse merger there are a total of 35,405,588 shares of our common stock issued and outstanding immediately following the transaction, of which the former Youchange, Inc. shareholders hold 61%. For accounting purposes, Youchange, Inc. is the acquirer in the reverse merger transaction.

During fiscal 2011, we issued common shares for the following transactions:

•
During July 2010, we entered into a one-year consulting agreement with Naser Ahmad through NOMA Enterprises, LLC to provide services as Chief Technology Officer of Youchange, Inc., and issued 333,333 shares of our common stock as compensation for such services. The term of this agreement is from January 1, 2010 to December 31, 2010. As of June 30, 2010, we had accrued $60,000 of compensation expense, which was paid by way of the issuance of one half of these shares.  We recognized the remaining $33,333 of expense during July 2010 for the 333,333 total shares issued, which was recorded as professional fees. The consulting agreement has not been renewed as of the date of this filing; however, Mr. Ahmad has continued to provide services to the Company on a month-to-month basis for $10,000 per month, and we issued an additional 142,528 common shares during June 2011 as compensation for the six months ended June 30, 2011.

•
During July 2010, we entered into a licensing agreement with a strategic partner for access to a database for pricing of used consumer electronic goods.  We issued 193,322 shares of common stock upon the execution of this agreement and will be required to pay $35,000 over the first year of the agreement and $63,000 over the second year of the agreement.  Additionally, we will be required to issue additional common shares valued at $30,000 as payment for the second year of the agreement after the one year anniversary of this agreement.  We expensed $54,130 as general and administrative expense for the issuance of the 193,322 shares of common stock during July 2010.

•
During December 2010, we entered into a one year consulting agreement with Mary Juetten, through Protect your Intellectual Property (PIP), LLC to provide services as Chief Operating Officer of Youchange, Inc. The term of this agreement is from October 1, 2010 to September 30, 2011.  During fiscal 2011, we issued a total of 625,625 shares of our common stock as compensation for services and recognized $160,250 of expense for the issuance of these shares, which was recorded as professional fees.  Additionally, we recognized expense of approximately $18,000 for cash-based consideration paid to Ms. Juetten’s for her services as Chief Operating Officer of Youchange, Inc, which is also recorded as professional fees.

•	During March 2011, we raised $250,000 through the sale of 1,000,000 common shares in a private placement transaction with an accredited investor at a sales price of $0.25 per common share.

•	During June 2011, we issued 28,506 common shares to Richard Papworth, our Chief Financial Officer for services rendered. We expensed $12,000 as professional fees for the issuance of these shares.

•
During fiscal 2011, we issued 615,886 common shares upon conversion of principal and interest previously outstanding on convertible notes payable.  These transactions are discussed in more detail in Note 6.

•	During fiscal 2011, we also issued 81,439 common shares in exchange for other professional services. We expensed $29,022 as general and administrative expense for the issuance of these shares.

5. Short Term Note Payable to BSFG

On January 1, 2010, Youchange, Inc. entered into a $75,000 note payable agreement with the previous shareholders of BSFG, which, together with a $50,000 cash payment and the issuance of 1,456,000 common shares following the reverse merger, was used to complete the reverse merger with BSFG. The payable was due in two equal installments, which were due on April 1, 2010 and June 30, 2010.  In the event we failed to pay the first installment in full, under the terms of the agreement, the entire balance would accrue interest at 9.0% per annum retroactive from January 1, 2010. We may pay this interest penalty in cash or stock at a price of $0.05 per share, at our option.  The first payment of $37,500 was paid when due on April 1, 2010; however, we have not made the second payment as of the date of this filing.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

6. Convertible Notes Payable

The following summarizes our currently outstanding convertible notes payable and convertible notes payable due to related parties:

•
During July 2010, we issued a $25,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matured on January 19, 2011 and bears interest at a rate of 12.0% per annum.  The note and any accrued interest may be converted at any time, at the discretion of the investor, to shares of our common stock at a rate of $0.25 per share.  Based on our share price at the time the note agreement was entered into, there was no beneficial conversion feature associated with this convertible note.  During July 2011, this convertible note, plus $3,178 of accrued interest, was converted to 112,713 common shares.

•
During August 2010, we issued a $25,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matured on February 6, 2011 and bears interest at 12.0% per annum.  The note and any accrued interest may be converted at any time, at the discretion of the investor, to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, there was no beneficial conversion feature associated with this convertible note. During July 2011, this convertible note, plus $2,999 of accrued interest, was converted to 111,996 common shares.

•
During September 2010, we issued a $22,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures two years from the date of issuance and bears interest at a rate of 8.0% per annum. The note and any accrued interest may be converted at any time, at the discretion of the investor, to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, there was no beneficial conversion feature associated with this convertible note. During June 2011, this convertible note, plus $1,247 of accrued interest, was converted to 92,983 common shares.

•
During September 2010, we issued a $25,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matured 61 days from the date of issue and bears interest at a rate of 8.0% per annum. The Company had the right to extend the maturity of this note an additional 30 days. The note and any accrued interest may be converted at any time, at the discretion of the investor, to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $5,500 for this convertible note. During July 2011, this convertible note, plus $2,083 of accrued interest, was converted to 108,332 common shares.

•
During October 2010, we issued a $25,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures two years from the date of issuance and may be extended by an additional 180 days if the Company so chooses.  The note bears interest at a rate of 8.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.30 per share.  During June 2011, this convertible note, plus $1,250 of accrued interest, was converted to 87,500 common shares.

•
During November 2010, we issued a $13,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures two years from the date of issuance and may be extended by an additional 180 days if the Company so chooses.  The note bears interest at a rate of 8.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.30 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $1,083 for this convertible note. During June 2011, this convertible note, plus $580 of accrued interest, was converted to 45,268 common shares.

•
During December 2010, we issued an $8,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures two years from the date of issuance and may be extended by an additional 180 days if the Company so chooses.  The note bears interest at a rate of 8.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.30 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $1,334 for this convertible note. During June 2011, this convertible note, plus $320 of accrued interest, was converted to 27,735 common shares.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

•
During December 2010, we issued a $90,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note is secured by all of the assets of the Company, matures two years from the date of issuance and may be accelerated if the Company raises $1.0 million in private financing before the maturity date.  The note bears interest at a rate of 12.0% per annum and is convertible at any time, at the discretion of the investor, to shares of our common stock at a rate of $0.25 per share. Unpaid accrued interest is convertible at any time, at the discretion of the investor, to shares of our common stock, with the conversion rate equal to the average closing price of our common stock for the ten days preceding such conversion.  Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $23,400 for this convertible note. During January 2011, this convertible note, plus $600 of accrued interest, was converted to 362,400 common shares.

•
During March 2011, we raised $25,000 under a convertible note with the spouse of an officer of  YouChange, Inc.  The note matures two years from the date of issuance and may be extended by an additional 180 days if the Company so chooses.  The note bears interest at a rate of 8.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $25,000 for this convertible note. During July 2011, this convertible note, plus $824 of accrued interest, was converted to 103,296 common shares.

As of June 30, 2011, the convertible notes payable and associated accrued interest described above are convertible into a total of approximately 436,000 common shares.

7. Provision for Income Taxes

At June 30, 2011, the Company had incurred a net operating loss during the development stage of approximately $1.8 million, which is available to offset future federal and state taxable income through December 31, 2031 and 2016, respectively. The Company has established a valuation allowance equal to the full amount of the deferred tax assets approximating $0.7 million due to the uncertainty of the utilization of the operating losses in future periods.

A reconciliation of the federal statutory rate to the effective income tax rate for the periods presented below is as follows:

			Period from
			August 22,
			2008
			(Inception) to
	Year Ended June 30,		June 30,
	2011	2010	2011

Tax at federal statutory rate	$257,000	$340,000	$620,000
Tax at state statutory rate	42,000	56,000	102,000
Increase in valuation allowance	(285,000)	(396,000)	(708,000)
Non-deductible interest expense	(14,000)	-	(14,000)

Net deferred	$-	$-	$-
The reported amount of income tax benefit that would result from applying domestic federal and state statutory rates is not reflected in the financial statements due to the valuation allowance which offsets the tax benefit in its entirety.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

Deferred income tax assets consist of the following as of June 30, 2011 and 2010:

	2011	2010

Net operating loss carry forward	$708,000	$423,000
Less: Valuation allowance	(708,000)	(423,000)

Net deferred tax asset	$-	$-
8. Professional Fees

Included in professional fees on the accompanying Statements of Operations are charges relative to four of the Company’s officers (two of which are officers of Youchange, Inc.) of $327,583 and $181,500 for the years ended June 30, 2011 and 2010, respectively, and $532,583 for the period from August 22, 2008 (inception) to June 30, 2011.  As of June 30, 2010 $8,000 was due to officers for these professional fees, which is included in accounts payable and other accrued expenses on the accompanying Consolidated Balance Sheets. As of June 30, 2011, no amounts were due our officers for these professional fees.

During fiscal 2010, a company controlled by our Chief Executive Officer advanced approximately $6,000 to us, which was repaid prior to June 30, 2010.

9. Commitments and Contingencies

Operating Leases

The Company leases approximately 2,400 square feet of office space in Scottsdale, Arizona.  The lease agreement expires during August 2012 and calls for rent of approximately $2,500 per month.  Future minimum lease payments required by our facility operating lease are as follows for the fiscal years ending June 30:

2012	$30,000
2013	5,000

Total	$35,000
Rent expense was approximately $31,000 and $3,000 for the years ended June 30, 2011 and 2010, respectively, and approximately $45,000 for the period from August 22, 2008 (inception) to June 30, 2011. Rent expense is included in general and administrative expense on the accompanying Statements of Operations.

Indemnifications

During the normal course of business, we make certain indemnities and commitments under which we may be required to make payments in relation to certain transactions. These may include: (i) intellectual property indemnities to customers in connection with the use, sales and/or license of products and services; (ii) indemnities to customers in connection with losses incurred while performing services on their premises; (iii) indemnities to vendors and service providers pertaining to claims based on negligence or willful misconduct; and (iv) indemnities involving the representations and warranties in certain contracts. In addition, under our by-laws we are committed to our directors and officers for providing for payments upon the occurrence of certain prescribed events. The majority of these indemnities and commitments do not provide for any limitation on the maximum potential for future payments that we could be obligated to make.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

Other

During July 2010, we entered into a licensing agreement with a strategic partner for access to a database for pricing of used consumer electronic goods.  As described elsewhere herein, we issued 193,322 shares of common stock upon the execution of this agreement and will be required to pay $35,000 over the first year of the agreement and $63,000 over the second year of the agreement.  Additionally, we will be required to issue additional common shares valued at $30,000 after the one year anniversary of this agreement for the second year of the agreement.

10. Supplemental Schedule of Cash Flow Information

Supplemental cash flow information is as follows:
			Period from
			August 22,
			2008
			(Inception) to
	Year Ended June 30,		June 30,
	2011	2010	2011
Supplemental cash flow information:
Cash paid for interest	$-	$-	$-
Cash paid for income taxes	-	-	-

Supplemental disclosure of non-cash investing and financing activities:
Conversion of notes payable and accrued interest to common stock	161,997	500,000	661,997
Treasury stock acquired in exchange for a reduction of amounts due the Company from Feature Marketing	26,250	-	26,250
Common stock issued for intangible asset	-	2,500	2,500
Effect of reverse merger	-	86,313	86,313
Reverse merger costs financed with note payable	-	75,000	-
Issuance of 1,000,000 shares of common stock for a note	-	-	1,000

11. Subsequent events

The following subsequent events occurred in addition to those previously described in these financial statements:

During August 2011, we issued a $25,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures two years from the date of issuance and may be extended by an additional 180 days if the Company so chooses.  The note bears interest at a rate of 8.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.30 per share.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
YOUCHANGE HOLDINGS CORP
AS OF MARCH 31, 2012 (Unaudited)

Condensed Consolidated Balance Sheets	97
Unaudited Condensed Consolidated Statements of Operations	98
Unaudited Condensed Consolidated Statement of Changes in Shareholder's Equity (Deficit)	99
Unaudited Condensed Consolidated Statements of Cash Flows	100
Notes Unaudited Condensed Consolidated Financial Statements	101

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements
YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	June 30,
	2012	2011
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$14,976	$66,264
Inventory	7,490	3,522
Prepaid expenses and other current assets	135,934	14,541

Total current assets	158,400	84,327

Advances to Feature Marketing	95,875	96,875
Property and equipment - net	3,165	4,065
Capitalized software costs	174,650	128,650
Other assets	7,370	6,500

Total assets	$439,460	$320,417

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and other accrued expenses	$112,338	$63,212
Accrued interest payable	4,748	8,945
Notes and advances payable - related party	70,500	37,500
Notes payable - short-term	51,000	-
Convertible notes payable - short-term, net of discount of $26,638 and nilas of March 31, 2012 and June 30, 2011, respectively	33,362	75,000

Total current liabilities	271,948	184,657

Convertible notes payable - long-term	78,000	-
Convertible notes payable - related party, net of discount of nil and $20,729 as of March 31, 2012 and June 30, 2011, respectively	-	4,271

Total liabilities	349,948	188,928

Shareholders' equity:
Common stock, $.001 par value; 60,000,000 shares authorized; 40,089,269 and 38,426,227 shares issued as of March 31, 2012 and June 30, 2011, respectively; 40,014,269 and 38,351,227 shares outstanding as of March 31, 2012 and June 30, 2011, respectively	40,089	38,426
Additional paid-in capital	2,454,568	1,941,748
Treasury stock, at cost (75,000 common shares as of March 31, 2012 and June 30, 2011, respectively)	(26,250)	(26,250)
Deficit accumulated during the development stage	(2,378,895)	(1,822,435)

Total shareholders' equity	89,512	131,489

Total liabilities and shareholders' equity	$439,460	$320,417

Note: Balance check	-	-
Working capital	(113,548)	(100,330)

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

					Period from
					August 22,
					2008
	Three Months Ended		Nine Months Ended		(Inception) to
	March 31,		March 31,		March 31,
	2012	2011	2012	2011	2012

Net revenues	$33,568	$1,320	$61,768	$1,320	$70,928
Cost of products sold	3,380	1,014	11,223	1,014	16,609

Gross profit	30,188	306	50,545	306	54,319

Operating expenses:
Professional fees	149,227	75,035	319,430	311,707	1,083,038
Salaries and wages	46,302	22,352	109,830	71,112	208,568
Licensing fees	-	-	-	79,130	89,130
General and administrative	32,793	15,408	71,983	45,328	182,512
Marketing	28,133	15,122	62,030	33,135	121,556
Expense of reverse merger	-	-	-	-	620,040

Total operating expenses	256,455	127,917	563,273	540,412	2,304,844

Loss from operations	(226,267)	(127,611)	(512,728)	(540,106)	(2,250,525)

Other income (expense):
Interest income	3,300	4,858	9,900	13,486	37,473
Interest expense	(22,772)	(29,097)	(53,632)	(39,407)	(165,843)

Total other income (expense)	(19,472)	(24,239)	(43,732)	(25,921)	(128,370)

Net loss	$(245,739)	$(151,850)	$(556,460)	$(566,027)	$(2,378,895)

Basic and diluted net loss per common share	$(0.01)	$-	$(0.01)	$(0.02)

Weighted average common shares outstanding - basic and diluted	39,205,804	36,725,799	38,964,217	36,195,091

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT)

					Deficit
					Accumulated
			Additional		During the	Total
	Common Stock		Paid-in	Treasury	Development	Shareholders'
	Shares	Amount	Capital	Stock	Stage	Equity

Balance at inception, August 22, 2008	-	$-	$-	$-	$-	$-

Issuance of common stock upon formation	1,000,000	1,000	-	-	-	1,000
Net loss	-	-	-	-	(67,103)	(67,103)

Balance, June 30, 2009	1,000,000	1,000	-	-	(67,103)	(66,103)
Common stock issued for cash	4,000,000	4,000	-	-	-	4,000
Common stock issued for intangible asset	1,500,000	1,500	1,000	-	-	2,500
Conversion of convertible notes payable and accrued interest	683,197	683	512,998	-	-	513,681
Effect of reverse merger	26,766,391	26,767	59,546	-	-	86,313
Common stock issued in connection with reverse merger	1,456,000	1,456	493,584	-	-	495,040
Net loss	-	-	-	-	(1,000,057)	(1,000,057)

Balance, June 30, 2010	35,405,588	35,406	1,067,128	-	(1,067,160)	35,374
Common stock issued for cash	1,000,000	1,000	249,000	-	-	250,000
Common stock issued for services	1,404,753	1,404	407,922	-	-	409,326

Conversion of convertible notes payable and accrued interest	615,886	616	161,381	-	-	161,997
Beneficial conversion feature	-	-	56,317	-	-	56,317
Acquisition of treasury stock	-	-	-	(26,250)	-	(26,250)
Net loss	-	-	-	-	(755,275)	(755,275)

Balance, June 30, 2011	38,426,227	38,426	1,941,748	(26,250)	(1,822,435)	131,489
Common stock issued for services	1,226,705	1,227	350,554	-	-	351,781
Beneficial conversion feature	-	-	53,618	-	-	53,618

Conversion of convertible notes payable and accrued interest	436,337	436	108,648	-	-	109,084
Net loss	-	-	-	-	(556,460)	(556,460)

Balance, March 31, 2012	40,089,269	$40,089	$2,454,568	$(26,250)	$(2,378,895)	$89,512

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

			Period from
			August 22,
			2008
			(Inception) to
	Nine Months Ended March 31,		March 31,
	2012	2011	2012
Cash flows from operating activities:
Net loss	$(556,460)	$(566,027)	$(2,378,895)

Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of debt discounts and deferred financing costs	47,709	30,482	133,297
Depreciation expense	900	900	2,100
Common stock issued for services	351,781	298,694	761,107
Common stock issued for interest	-	-	13,681
Cash based expense for reverse merger	-	-	125,000
Common stock issued for reverse merger	-	-	495,040
Changes in operating assets and liabilities:
Inventory	(3,968)	-	(7,490)
Prepaid expenses and other assets	(122,263)	(14,505)	(153,929)
Accounts payable and other accrued expenses	49,126	17,222	111,348
Accrued interest payable	4,887	-	17,829

Net cash used in operating activities	(228,288)	(233,234)	(880,912)

Cash flows from investing activities:
Software development costs	(46,000)	(65,400)	(174,650)
Advances to Feature Marketing	-	(40,000)	(110,000)
Repayments from Feature Marketing	1,000	-	1,000
Purchase of property and equipment	-	-	(5,265)
Cash paid for reverse merger	-	-	(87,500)

Net cash used in investing activities	(45,000)	(105,400)	(376,415)

Cash flows from financing activities:
Proceeds from convertible notes payable	138,000	233,000	396,000
Proceeds from notes payable	76,000	-	576,000
Borrowings from related parties	40,500	-	129,492
Proceeds from sale of common stock	-	250,000	255,000
Repayment of notes payable	(25,000)	-	(25,000)
Repayment of related party payables	(7,500)	25,000	(9,189)
Fees paid for financing costs	-	-	(50,000)

Net cash provided by financing activities	222,000	508,000	1,272,303

Increase (decrease) in cash and cash equivalents	(51,288)	169,366	14,976
Cash and cash equivalents, beginning of period	66,264	44,309	-

Cash and cash equivalents, end of period	$14,976	$213,675	$14,976

The accompanying notes are an integral part of these Condensed Consolidated Financial Statements.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.  Organization of Business and Basis of Presentation

On March 30, 2010, Youchange, Inc. and BlueStar Financial Group, Inc. (“BSFG”), a Nevada corporation and publicly traded shell company at such time, completed a merger transaction (referred to as the “reverse merger” throughout this filing), which is described in further detail below, and resulted in Youchange, Inc. shareholders obtaining control of BSFG. The surviving publicly traded entity following the reverse merger transaction changed its name to “YouChange Holdings Corp” during May 2010.  The terms “youchange”, “we”, “us”, “our” or the “Company” refer to YouChange Holdings Corp and its consolidated subsidiary, Youchange, Inc., following the date of the merger transaction, and to Youchange, Inc. prior to the date of the reverse merger transaction. All significant intercompany balances and transactions are eliminated in consolidation. Our fiscal year end is June 30.

For accounting purposes, Youchange, Inc. is the acquirer in the reverse merger transaction, and consequently the assets and liabilities and the historical operations reflected in these condensed consolidated financial statements are those of Youchange, Inc. and are recorded at the historical cost basis of Youchange, Inc.  All shares and per share data prior to the acquisition have been restated to reflect the stock issuance as a recapitalization of Youchange.

We were organized as a software and services venture in the Green Technology (“GreenTech”) sector to develop a leading social movement to focus on the elimination of electronic waste (“eWaste”) in the United States, which includes any used, obsolete end-of-life consumer electronics and computer devices.  The GreenTech sector is a recognized business sector also known as Environmental Technology or “Envirotech”.  Companies in this sector apply environmental science in an effort to help conserve the environment and choose business approaches that are environmentally and economically sustainable.

The Company’s software includes a destination website, www.youchange.com, where users can join and refer friends to learn about the problem of electronic waste through content, blogs and forums.  Site members are encouraged to take action through the turn-over and sale of their end-of-life, used or obsolete electronics, which reduces the risk of adding to the waste stream.  Members access the youchange calculator and offer database through www.youchange.com and by answering a series of questions, may receive a real-time cash and/or reward points offer. Initially, reward points collected by members may be used to exchange for other items  in the “Shop Green” area of the youchange.com website, which is an online marketplace where points can be exchanged for product. In addition to the youchange.com website, users can join and learn about local events and electronic collection drives through youchange Facebook, Twitter and Linked-In social media pages.  The local electronic collection events play an important part of the youchange strategy and are done in partnership with local sports teams, businesses, individuals, schools and charity groups.

Youchange is developing an electronic Tracking System (“eTS”) to provide asset receiving, refurbishment and disposal recycling tracking through the complete handling cycle of all electronics collected.  In addition, the website and the eTS are expected to allow business to business activity. Businesses can dispose of excess electronics in bulk. The eTS is expected to extend past the website and electronic pricing and rewards calculator previously launched through youchange.com and is intended to be used by local retailers, electronic refurbishment centers and recyclers that may partner with youchange.  Youchange intends on generating revenue through the refurbishment, resale (“reCommerce”) and recycling of the electronics collected, facilitating the sustainability objectives by extending the lifecycle of these items and keeping such items from the electronic waste stream.  Once developed and launched, the youchange eTS is expected to become part of a system that will allow youchange to establish a reCommerce business without an investment in bricks and mortar by partnering with, and charging a management fee to, local retailers, electronic refurbishment centers and recyclers.

The Company has realized minimal revenues from its planned business purpose to the date of this filing and currently has limited operations.  Accordingly, the Company is considered to be in the development stage. The Company has been in the development stage since its formation.  The Company has devoted its efforts to business planning and development and has allocated a substantial portion of its time and investment in bringing its product to the market and raising capital.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS – (Continued)

These Unaudited Condensed Consolidated Financial Statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). All significant intercompany transactions and accounts have been eliminated. Certain information related to our organization, significant accounting policies and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) has been condensed or omitted. The accounting policies followed in the preparation of these Unaudited Condensed Consolidated Financial Statements are consistent with those followed in our annual consolidated financial statements for the year ended June 30, 2011, as filed on Form 10-K. In the opinion of management, these Unaudited Condensed Consolidated Financial Statements contain all material adjustments, consisting only of normal recurring adjustments, necessary to fairly state our financial position, results of operations and cash flows for the periods presented and the presentations and disclosures herein are adequate when read in conjunction with our Form 10-K for the year ended June 30, 2011. Certain reclassifications have been made to the prior period financial statement amounts to conform to the current presentation.

Interim results are subject of significant variations and the results of operations for the nine months ended March 31, 2012 are not necessarily indicative of the results to be expected for the full year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include carrying amounts of long-lived assets and advances to Feature Marketing, deferred financing costs and deferred taxes.

Basic earnings (loss) per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period.  Diluted earnings (loss) per share is calculated based on the weighted average shares of Common Stock outstanding during the period plus the dilutive effect of outstanding Common Stock purchase warrants and stock options using the treasury stock method and the dilutive effects of convertible securities using the if-converted method. Basic and diluted loss per share were the same for all periods reported due to the net losses attributable to common shareholders for all periods reported. As of March 31, 2012, we had convertible notes payable outstanding that, with accrued interest, were convertible into approximately 549,650 common shares.  As of March 31, 2012, the conversion ratio for these notes was lower than our closing stock price.  These convertible notes payable are described in more detail in Note 7.

Reverse Merger with BSFG

On March 15, 2010, BSFG and its wholly owned subsidiary BlueStar Acquisition Corporation (“Merger Sub”) entered into an Agreement and Plan of Merger  (the “Merger Agreement”) with Youchange, Inc. The Merger Agreement and the acquisition agreed to therein was closed on March 30, 2010.  At the closing of the reverse merger, Youchange, Inc. merged into Merger Sub, with Youchange, Inc. as the surviving entity. At the time the Merger Agreement was executed, Jeffrey Rassás and Richard Papworth, currently our Chief Executive Officer and Chief Financial Officer, respectively, and directors of the Company, were directors and officers of both BSFG and Youchange, Inc. BSFG acquired all 7,183,197 of the issued and outstanding common shares of Youchange Inc. from Youchange Inc. shareholders in exchange for 21,549,591 shares of BSFG Common Stock.  Youchange, Inc. shareholders received three shares of BSFG Common Stock for each share of Youchange, Inc.  These figures included 2,049,591 shares of BSFG Common Stock issued to the former note holders of Youchange, Inc. whereby the $500,000 principal amount of secured convertible promissory notes plus accrued interest of $13,681 was converted into 683,197 shares of Youchange, Inc. common stock immediately prior to the reverse merger. As a result of the reverse merger there were a total of 35,405,588 shares of our common stock issued and outstanding immediately following the transaction, of which the former Youchange, Inc. shareholders held 61%. Additionally, following the completion of the reverse merger, we issued 1,456,000 shares of our common stock to the sellers of BSFG.

Going Concern

The Company's financial statements are prepared using accounting principles generally accepted in the United States applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenue sufficient to cover its operating costs and allow it to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable.  If the Company is unable to obtain adequate capital, it could be forced to cease operations.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

In order to continue as a going concern, the Company will need, among other things, additional capital resources.  Management's plans to obtain such resources for the Company include (i) obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses; (ii) obtaining funding from outside sources through the sale of its debt and/or equity securities; and (iii) as a last resort, seeking out and completing a merger with another company. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually attaining profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Recently Issued Accounting Pronouncements

During September 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-08, “Testing Goodwill for Impairment” (“ASU 2011-08”). ASU 2011-08 is intended to simplify the testing of goodwill for impairment by permitting an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test, which is currently required for all companies that report goodwill. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, although early adoption is permitted. The adoption of this guidance has not had a material impact on our financial position and results of operations.

During June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”).  ASU 2011-05 provides for the option to present the total of comprehensive income, the components of net income and the components of other comprehensive income (“OCI”) either in a single continuous statement of comprehensive income or in two separate but consecutive statements. Regardless of which format is chosen, the amendments establish a requirement for entities to present on the face of the financial statements reclassification adjustments for items that are reclassified from OCI to net income in the statement(s) where the components of net income and the components of OCI are presented. The amendments in ASU 2011-05 are effective, on a retrospective basis, for public entities for interim and annual periods beginning after December 15, 2011; however, during December 2011 the FASB issued ASU No. 2011-12, which defers those changes in ASU 2011-05 that relate to the presentation of reclassification adjustments. The adoption of this guidance has not had a material impact on our financial position and results of operations.

During May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASC 2011-04”).  The amendments in ASC 2011-04 were issued in order to align the fair value measurement and disclosure requirements in GAAP and International Financial Reporting Standards.  Consequently, the amendments change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements.  However, many of the amendments in ASC 2011-04 will not result in a change in the application of the requirements in ASC 820, Fair Value Measurement. The amendments in ASU 2011-04 are effective, on a prospective basis, for public entities for interim and annual periods beginning after December 15, 2011, and for nonpublic entities for annual periods beginning after December 15, 2011. The adoption of this guidance has not had a material impact on our financial position and results of operations.

2. Feature Marketing Acquisition

Effective December 31, 2010, we entered into a Share Exchange Agreement (the "Exchange Agreement") with Feature Marketing, Inc. (“Feature Marketing”) an Arizona corporation.  The Exchange Agreement provided for the acquisition of all issued and outstanding shares of Feature Marketing in exchange for 3,030,303 shares of our common stock and $200,000 of cash. Feature Marketing owns and operates a computer and consumer electronics refurbishment center based in Scottsdale, Arizona, which we intended to integrate with our planned operations.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Subsequent to the completion of the acquisition, on February 25, 2011, the Company and Feature Marketing entered into a Rescission Agreement that provided for the rescission of the acquisition as of December 31, 2010, so that from an economic standpoint, the acquisition never occurred and all applicable shares were never exchanged. Accordingly, the financial position and results of Feature Marketing have not been, and are never expected to be, consolidated with those of the Company. The Company believes the rescission of this transaction was in its best interests based on the discovery of a mutual mistake and impossibility to perform under the agreement, which was not contemplated by either party.

The Company executed a non-exclusive fulfillment agreement with Feature Marketing on March 29, 2011.  Under the terms of the fulfillment agreement, Feature Marketing will provide receiving, refurbishment, shipping and storage services and  repay the amounts previously advanced towards the acquisition discussed above.  As of March 31, 2012 and June 30, 2011 advances outstanding totaled approximately $96,000 and $97,000, respectively, which are secured by the assets of Feature Marketing and are supported by a promissory note from Feature Marketing.  These advances bear interest at a rate of 24.0% per annum.  We have recognized interest income totaling approximately $37,000 relative to these advances for the period from August 22, 2008 (inception) to March 31, 2012.  During June 2011, Feature Marketing returned 75,000 common shares it had previously owned, in exchange for a reduction of amounts due us of approximately $26,000, which was the fair value of the shares at the time they were returned.  These shares have been accounted for as treasury stock.  As of March 31, 2012 and June 30, 2011, management believes all outstanding advances to Feature Marketing, and interest on such advances, will be fully realized and accordingly, has not provided for any allowance for these balances as of such dates.

3. Common Stock

Our authorized common stock consists of 60,000,000 shares of common stock with a par value of $.001. The following summarizes our common stock activity for the period from August 22, 2008 (inception) to the completion of the reverse merger on March 30, 2010:

•	Upon formation on August 22, 2008, Youchange, Inc. issued 1,000,000 of its common shares to its founder and Chief Executive Officer, Jeffrey Rassás, in exchange for $1,000.

•
During fiscal 2010, Youchange, Inc. issued an additional 4,000,000 of its common shares to unrelated entities in exchange for $4,000 (except for 40,000 of these shares, which were issued to an officer / director).

•
During fiscal 2010, Youchange, Inc. issued 1,500,000 shares of its common stock to Mr. Rassás in exchange for certain intangible assets related to the youchange.com domain. This transaction was valued at $2,500.  Although it may require renewal from time-to-time, this intangible asset has an indefinite life and accordingly is not being amortized.

•	During fiscal 2010, Youchange, Inc. issued 683,197 shares of its common stock upon conversion of $500,000 in convertible notes plus $13,681 of unpaid accrued interest.

As described in more detail above, on March 30, 2010, BSFG acquired all 7,183,197 of the issued and outstanding common shares of Youchange, Inc. from Youchange, Inc. shareholders in exchange for 21,549,591 shares of BSFG Common Stock.  Youchange, Inc. shareholders received three shares of BSFG Common Stock for each share of Youchange, Inc.

In conjunction with the reverse merger, the Company issued 1,456,000 shares of its common stock as partial compensation for the purchase of the BSFG.  The shares were valued at $0.34 per share, which was the closing stock price on March 30, 2010.  The total fair value of these common shares of $495,040 was expensed as an acquisition cost.

As a result of the reverse merger there were a total of 35,405,588 shares of our common stock issued and outstanding immediately following the transaction, of which the former Youchange, Inc. shareholders held 61%. For accounting purposes, Youchange, Inc. is the acquirer in the reverse merger transaction.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

During fiscal 2011, we issued common shares for the following transactions:

•
During July 2010, we entered into a one-year consulting agreement with Naser Ahmad through NOMA Enterprises, LLC to provide services as Chief Technology Officer of Youchange, Inc., and issued 333,333 shares of our common stock as compensation for such services. The term of this agreement is from January 1, 2010 to December 31, 2010. As of June 30, 2010, we had accrued $60,000 of compensation expense, which was paid by way of the issuance of one half of these shares.  We recognized the remaining $33,333 of expense during July 2010 for the 333,333 total shares issued, which was recorded as professional fees. The consulting agreement has not been renewed as of the date of this filing; however, Mr. Ahmad has continued to provide services to the Company on a month-to-month basis for $10,000 per month, and we issued an additional 142,528 common shares during June 2011 as compensation for the six months ended June 30, 2011.

•
During July 2010, we entered into a licensing agreement with a strategic partner for access to a database for pricing of used consumer electronic goods.  We issued 193,322 shares of common stock upon the execution of this agreement and were required to pay $35,000 over the first year of the agreement, and under the original terms, were required to pay $63,000 over the second year of the agreement and issue additional common shares valued at $30,000 as payment for the second year of the agreement. After the one year anniversary of this agreement, we have agreed to terminate the provisions and terms of the second year and negotiate a new agreement that is more conducive to the current economic status and needs of the Company.  Until such time as the new terms have been reached, the strategic partner has agreed to continue providing access to the pricing database. We expensed $54,130 as general and administrative expense for the issuance of the 193,322 shares of common stock during July 2010.

•
During December 2010, we entered into a one year consulting agreement with Mary Juetten, through Protect your Intellectual Property (PIP), LLC to provide services as Chief Operating Officer of Youchange, Inc. The term of this agreement is from October 1, 2010 to September 30, 2011.  During fiscal 2011, we issued a total of 625,625 shares of our common stock as compensation for services and recognized $160,250 of expense for the issuance of these shares, which was recorded as professional fees.  Additionally, we recognized expense of approximately $18,000 for cash-based consideration paid to Ms. Juetten’s for her services as Chief Operating Officer of Youchange, Inc, which is also recorded as professional fees.  During the first quarter of fiscal 2012, Ms. Juetten resigned from her position with the Company.

•	During March 2011, we raised $250,000 through the sale of 1,000,000 common shares in a private placement transaction with an accredited investor at a sales price of $0.25 per common share.

•	During June 2011, we issued 28,506 common shares to Richard Papworth, our Chief Financial Officer for services rendered. We expensed $12,000 as professional fees for the issuance of these shares.

•
During fiscal 2011, we issued 615,886 common shares upon conversion of principal and interest previously outstanding on convertible notes payable.  These transactions are discussed in more detail in Note 7.

•	During fiscal 2011, we also issued 81,439 common shares in exchange for other professional services. We expensed $29,022 as general and administrative expense for the issuance of these shares.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

During the first nine months of fiscal 2012, we issued common shares for the following transactions:

•
During the first nine months of fiscal 2012, we issued 248,522 common shares to an entity controlled by Naser Ahmad, the Chief Technology Officer of Youchange, Inc.  We expensed $90,000 as professional fees for the issuance of these shares.

•
During the first nine months of fiscal 2012, we issued 49,705 common shares to Richard Papworth, our Chief Financial Officer for services rendered.  We expensed $18,000 as professional fees for the issuance of these shares.

•
During July 2011, we issued 436,337 common shares upon conversion of principal and interest previously outstanding on convertible notes payable, of which 103,296 was with a related party.  These transactions are discussed in more detail in Note 7.

•
During the first nine months of fiscal 2012, we issued 219,282 common shares to and entity controlled by Derrick Mains, our Executive Vice President of Business Development and Operations, for services rendered.  We expensed $75,000 as professional fees for the issuance of these shares.

•
During the first nine months of fiscal 2012, we issued 61,521 common shares to Dan Fogel, our Vice President of Strategic Initiatives, for services rendered.  We expensed $20,000 as professional fees for the issuance of these shares.

•
During the first nine months of fiscal 2012, we also issued 647,675 common shares in exchange for other professional services.  We expensed approximately $28,500 as professional fees and approximately $3,000 as marketing expense and recorded $117,500 as prepaid expense for the issuance of these shares.

4. Short Term Note Payable to BSFG

On January 1, 2010, Youchange, Inc. entered into a $75,000 note payable agreement with the previous shareholders of BSFG, which, together with a $50,000 cash payment and the issuance of 1,456,000 common shares following the reverse merger, was used to complete the reverse merger with BSFG. The payable was due in two equal installments, which were due on April 1, 2010 and June 30, 2010.  In the event we failed to pay the first installment in full, under the terms of the agreement, the entire balance would accrue interest at 9.0% per annum retroactive from January 1, 2010. We may pay this interest penalty in cash or stock at a price of $0.05 per share, at our option.  The first payment of $37,500 was paid when due on April 1, 2010; however, we have not made the second payment as of the date of this filing.

5. Related Party Advances

During the nine months ended March 31, 2012 we received $40,500 in short-term advances from Jeffrey Rassás, our Chief Executive Officer and Chairman of our Board of Directors, of which, $7,500 was repaid during such time.

6. Notes Payable and Advances

During November 2011, we issued a $25,000 note payable with an unrelated, accredited third party in exchange for cash.  The note matures 60 days from the date of issuance and bears interest at a rate of 10.0% per annum with an increase to 12.0% per annum following the maturity date.  We paid $5,000 against this note prior to March 31, 2012, and we repaid the remaining $20,000 on the  note as of the date of this filing.

During November 2011, we also received $10,000 from an unrelated party under a short-term advance.  This advance was repaid during December 2011 with a stated interest amount of $100.

During March 2012, we received $6,000 from an unrelated party under a short-term advance.  The advance has no stated maturity nor stated interest rate.

During March 2012, we also received $10,000 from an unrelated party under a 30 day advance.  This advance was repaid as of the March 31, 2012.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

During March 2012, we also received $25,000 from an unrelated party under a 30 day advance.  This advance was repaid as of the filing date.

7. Convertible Notes Payable

The following summarizes convertible notes payable activity following the reverse merger described in Note 1:

•
During July 2010, we issued a $25,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matured on January 19, 2011 and bears interest at a rate of 12.0% per annum.  The note and any accrued interest may be converted at any time, at the discretion of the investor, to shares of our common stock at a rate of $0.25 per share.  Based on our share price at the time the note agreement was entered into, there was no beneficial conversion feature associated with this convertible note.  During July 2011, this convertible note, plus $3,178 of accrued interest, was converted to 112,713 common shares.

•
During August 2010, we issued a $25,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matured on February 6, 2011 and bears interest at 12.0% per annum.  The note and any accrued interest may be converted at any time, at the discretion of the investor, to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, there was no beneficial conversion feature associated with this convertible note. During July 2011, this convertible note, plus $2,999 of accrued interest, was converted to 111,996 common shares.

•
During September 2010, we issued a $22,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures two years from the date of issuance and bears interest at a rate of 8.0% per annum. The note and any accrued interest may be converted at any time, at the discretion of the investor, to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, there was no beneficial conversion feature associated with this convertible note. During June 2011, this convertible note, plus $1,247 of accrued interest, was converted to 92,983 common shares.

•
During September 2010, we issued a $25,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matured 61 days from the date of issue and bears interest at a rate of 8.0% per annum. The Company had the right to extend the maturity of this note an additional 30 days. The note and any accrued interest may be converted at any time, at the discretion of the investor, to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $5,500 for this convertible note. During July 2011, this convertible note, plus $2,083 of accrued interest, was converted to 108,332 common shares.

•
During October 2010, we issued a $25,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures two years from the date of issuance and may be extended by an additional 180 days if the Company so chooses.  The note bears interest at a rate of 8.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.30 per share.  During June 2011, this convertible note, plus $1,250 of accrued interest, was converted to 87,500 common shares.

•
During November 2010, we issued a $13,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures two years from the date of issuance and may be extended by an additional 180 days if the Company so chooses.  The note bears interest at a rate of 8.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.30 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $1,083 for this convertible note. During June 2011, this convertible note, plus $580 of accrued interest, was converted to 45,268 common shares.

•
During December 2010, we issued an $8,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures two years from the date of issuance and may be extended by an additional 180 days if the Company so chooses.  The note bears interest at a rate of 8.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.30 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $1,334 for this convertible note. During June 2011, this convertible note, plus $320 of accrued interest, was converted to 27,735 common shares.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

•
During December 2010, we issued a $90,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note is secured by all of the assets of the Company, matures two years from the date of issuance and may be accelerated if the Company raises $1.0 million in private financing before the maturity date.  The note bears interest at a rate of 12.0% per annum and is convertible at any time, at the discretion of the investor, to shares of our common stock at a rate of $0.25 per share. Unpaid accrued interest is convertible at any time, at the discretion of the investor, to shares of our common stock, with the conversion rate equal to the average closing price of our common stock for the ten days preceding such conversion.  Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $23,400 for this convertible note. During January 2011, this convertible note, plus $600 of accrued interest, was converted to 362,400 common shares.

•
During March 2011, we issued a $25,000 convertible note with the spouse of a previous officer of  YouChange, Inc in exchange for cash.  The note matures two years from the date of issuance and may be extended by an additional 180 days if the Company so chooses.  The note bears interest at a rate of 8.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $25,000 for this convertible note. During July 2011, this convertible note, plus $824 of accrued interest, was converted to 103,296 common shares.

•
During August 2011, we issued a $25,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures two years from the date of issuance and may be extended by an additional 180 days if the Company so chooses.  The note bears interest at a rate of 8.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.30 per share. Based on our share price at the time the note agreement was entered into, there was no beneficial conversion feature associated with this convertible note.

•
During October 2011, we issued a $10,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures three months from the date of issuance and may be extended by an additional 30 days if the Company so chooses.  The note bears interest at a rate of 10.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $5,200 for this convertible note. This note was repaid as of the date of this filing.

•
During December 2011, we issued a $25,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures six months from the date of issuance and may be extended by an additional 30 days if the Company so chooses.  The note bears interest at a rate of 10.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $25,000 for this convertible note.

•
During January 2012, we issued a $25,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures six months from the date of issuance and may be extended by an additional 30 days if the Company so chooses.  The note bears interest at a rate of 10.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $9,500 for this convertible note.

•
During February 2012, we issued a $24,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures two years from the date of issuance and may be extended by an additional 180 days if the Company so chooses.  The note bears interest at a rate of 8.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $4,800 for this convertible note.

•
During February 2012, we issued a $24,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures two years from the date of issuance and may be extended by an additional 180 days if the Company so chooses.  The note bears interest at a rate of 8.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $6,720 for this convertible note.

•
During March 2012, we issued a $5,000 convertible note with an unrelated, accredited third party in exchange for cash.  The note matures two years from the date of issuance and may be extended by an additional 180 days if the Company so chooses.  The note bears interest at a rate of 8.0% per annum and is convertible at any time, with accrued interest, at the discretion of the investor to shares of our common stock at a rate of $0.25 per share. Based on our share price at the time the note agreement was entered into, we recognized a beneficial conversion feature of $2,400 for this convertible note.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As of March 31, 2012, the convertible notes payable and associated accrued interest described above are convertible into a total of approximately 549,650 common shares.

The intrinsic value of a beneficial conversion feature inherent to a convertible note payable, which is not bifurcated and accounted for separately from the convertible note payable and may not be settled in cash upon conversion, is treated as a discount to the convertible note payable. This discount is amortized over the period from the date of issuance to the date the note is due using the effective interest method. If the note payable is retired prior to the end of its contractual term, the unamortized discount is expensed in the period of retirement to interest expense. In general, the beneficial conversion feature is measured by comparing the effective conversion price, after considering the relative fair value of detachable instruments included in the financing transaction, if any, to the fair value of the common shares at the commitment date to be received upon conversion.

8. Professional Fees

Included in professional fees on the accompanying Condensed Consolidated Statements of Operations are charges relative to certain of the Company’s officers of approximately $105,000 and $42,000 for the three months ended March 31, 2012 and 2011, respectively, $233,000 and $236,300 for the nine months ended March 31, 2012 and 2011, respectively and $765,000 for the period from August 22, 2008 (inception) to March 31, 2012.

9. Commitments and Contingencies

Operating Leases

The Company leases approximately 2,400 square feet of office space in Scottsdale, Arizona.  The lease agreement expires during August 2012 and calls for rent of approximately $2,500 per month. We entered into a lease beginning May 1, 2012 for approximately 6,800 square feet of combined office and warehouse space in Tempe, Arizona.  The lease expires during June 2015.

Indemnifications

During the normal course of business, we make certain indemnities and commitments under which we may be required to make payments in relation to certain transactions. These may include: (i) intellectual property indemnities to customers in connection with the use, sales and/or license of products and services; (ii) indemnities to customers in connection with losses incurred while performing services on their premises; (iii) indemnities to vendors and service providers pertaining to claims based on negligence or willful misconduct; and (iv) indemnities involving the representations and warranties in certain contracts. In addition, under our by-laws we are committed to our directors and officers for providing for payments upon the occurrence of certain prescribed events. The majority of these indemnities and commitments do not provide for any limitation on the maximum potential for future payments that we could be obligated to make.

10. Subsequent Events

Sale of shares

During April and May 2012, we raised $287,500 through the sale of 1,150,000 restricted shares of our common shares in private placement transactions with accredited investors at a sales price of $0.25 per common share.

YOUCHANGE HOLDINGS CORP
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Merger with Earth911

On May 21, 2012, the Company entered into an Agreement and Plan of Merger (the “Agreement”) with Earth911, Inc., a Delaware corporation (“Earth911”), whereby upon the closing (intended to be July 1, 2012), the Company will issue shares of its common stock in exchange for all of the outstanding capital stock of Earth911 such that the former Earth911 stockholders will own 85% of the outstanding shares of the Company’s Common Stock on a fully diluted basis, and Earth911 will become a wholly-owned subsidiary of the Company.  In addition, outstanding options and warrants to acquire shares of capital stock of Earth911 will be exchanged for options and warrants to acquire shares of the Company’s Common Stock using the same ratio that shares of Earth911 capital stock are exchanged for shares of the Company’s Common Stock to achieve the 85% noted above.

 Also upon the closing, the Company’s Articles of Incorporation will be amended (i) to reverse split all issued and outstanding shares of the Company’s Common Stock at the ratio of 5 shares to 1 share, (ii) to change the name of the Company to “Infinity Resources Corp.” and (iii) to increase the Company’s authorized capital to 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.  The amendments to the Company’s Articles of Incorporation are subject to approval by the stockholders of the Company.  The former Earth911 stockholders and ten (10) of the existing stockholders of the Company entered into voting agreements with regard to voting their shares of capital stock in favor of approval of the Agreement and in favor of approval of the amendments to the Company’s Articles of Incorporation, respectively.

Upon the closing pursuant to other requirements of the Agreement, the existing members of the Company’s Board of Directors and executive officers of the Company (other than the Company’s CFO) will resign and seven (7) new members of the Board will be appointed along with the appointment of new executive officers.  The shares of the Company’s Common Stock issued pursuant to the Agreement will be issued to the Earth911 stockholders in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering and in reliance upon exemptions from registration under applicable state securities laws.  This description is a summary only and is subject to the specific provisions of the Agreement, which is attached to this Report as Exhibit 2.4.

INDEX TO FINANCIAL STATEMENTS OF
EARTH911, INC.
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

EARTH911, INC.

FINANCIAL STATEMENTS

For The Years Ended
December 31, 2011 and 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Earth911, Inc.
Phoenix, Arizona

We have audited the accompanying balance sheets of Earth911, Inc. as of December 31, 2011 and 2010 and the related statements of operations, changes in stockholders’ and members’ deficit, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our report dated August 8, 2011, we expressed an opinion that the 2010 financial statements fairly presented the financial position, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America.  As described in Note 14 to the financial statements, the Company has restated its 2010 financial statements to reflect the addition of a substantive conversion option granted on related party debt outstanding as of October 1, 2010. The conversion option price was less than the fair value of the stock on the date of grant.  As such, the modification has been accounted for as an extinguishment of debt.  Additionally, this modification has resulted in the proceeds from a private placement of the Company’s common stock that commenced in 2010 to be reclassified to mezzanine financing.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Earth911, Inc. as of December 31, 2011 and 2010, and the results of its operations, changes in stockholders’ and members’ deficit, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Certified Public Accountants
Phoenix, Arizona

July 19, 2012

EARTH911, INC.
BALANCE SHEETS
DECEMBER 31, 2011 AND 2010

ASSETS
		2010
		Restated
	2011	(Note 14)
Current Assets:
Cash and cash equivalents	$1,274,018	$388,957
Accounts receivable, net of allowance of nil and $31,850	75,480	267,843
Subscription receivable	-	283,299
Prepaid expenses	1,279	41,082
Deferred tax asset - current	12,300	15,400

Total Current Assets	1,363,077	996,581

Property and equipment, net	204,778	71,061
Trademarks	128,800	128,800
Ownership interest in Quest Recycling Services, LLC	2,757,571	3,893,129
Deferred tax asset - non-current	920,400	79,000
Prepaid income taxes	89,900	-
Security deposits	110,599	-

Total Assets	$5,575,125	$5,168,571

LIABILITIES, MEZZANINE FINANCING AND STOCKHOLDERS' DEFICIT

Current Liabilities
Accounts payable	$287,323	$272,016
Accrued liabilities	582,829	552,088
Deferred revenue	244,246	211,366
Long term debt and capital lease obligations - current portion	59,127	60,819
Income taxes payable	-	126,000

Total Current Liabilities	1,173,525	1,222,289

Long term debt and capital lease obligations - net of current portion	72,129	3,333
Long term convertible debt - related parties	6,276,897	5,827,087

Total Liabilities	7,522,551	7,052,709

Commitments and Contingencies	-	-

Mezzanine financing (497,450 and 318,879 common shares as of December 31, 2011 and 2010, respectively)	1,375,933	897,336

Stockholders' Deficit

Preferred stock, $.0001 par value, 20,000,000 shares authorized,no shares issued or outstanding as of December 31, 2011 and 2010	-	-

Common stock, $.0001 par value, 100,000,000 shares authorized, 33,920,140 and 33,920,140 shares issued and outstanding at December 31, 2011 and 2010	3,392	3,392
Additional paid-in capital	2,248,107	1,210,872
Accumulated deficit	(5,574,858)	(3,995,738)

Total Stockholders' Deficit	(3,323,359)	(2,781,474)

Total Liabilities, Mezzanine Financing and Stockholders’ Deficit	$5,575,125	$5,168,571

The Accompanying Notes are an Integral Part of the Financial Statements

EARTH911, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

		2010
		Restated
	2011	(Note 14)

Revenues	$979,833	$1,480,256

Costs and expenses:
Employee compensation and related expenses (inclusive of stock-based compensation)	3,820,557	1,895,065
Professional fees	89,717	198,652
Occupancy expenses	193,007	116,206
Communications and internet	91,612	81,191
General, administrative, sales and marketing	928,959	576,601
Total costs and expenses	5,123,852	2,867,715

Loss from operations	(4,144,019)	(1,387,459)

Other income (expense):
Interest income	105	-
Interest expense	(463,011)	(242,748)
Debt extinguishment charge - related parties	-	(3,955,644)
Distribution fee - Quest Recycling Services, LLC	(79,998)	-

Loss before taxes and equity income	(4,686,923)	(5,585,851)

Equity method income of Quest Recycling Services, LLC	2,233,028	1,740,481

Loss before taxes	(2,453,895)	(3,845,370)

Income tax expense (benefit)	(874,775)	31,600

Net loss	$(1,579,120)	$(3,876,970)

Proforma
Net loss as above	$(1,579,120)	$(3,876,970)
Proforma income tax expense	-	(49,000)
Proforma net loss	$(1,579,120)	$(3,925,970)

The Accompanying Notes are an Integral Part of the Financial Statements

EARTH911, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' AND MEMBERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010 (RESTATED)

					Additional		Total
	Members' Equity		Common Stock		Paid-in	Accumulated	Equity
	Equity	Subscription	Shares	Amount	Capital	Deficit	(Deficit)

Balance, December 31, 2009	$1,195,496	$(203,297)	-	$-	$-	$-	$992,199
Member contribution	-	203,297	-	-	-	-	203,297
Member buyout	(100,000)	-	-	-	-	-	(100,000)
Net income (loss) (restated)	118,768	-	-	-	-	(3,995,738)	(3,876,970)
Conversion to corporation	(1,214,264)	-	33,920,140	3,392	1,210,872	-	-

Balance,
December 31, 2010 (restated)	-	-	33,920,140	3,392	1,210,872	(3,995,738)	(2,781,474)
Stock-based compensation	-	-	-	-	1,037,235	-	1,037,235
Net loss	-	-	-	-	-	(1,579,120)	(1,579,120)

Balance, December 31, 2011	$-	$-	33,920,140	$3,392	$2,248,107	$(5,574,858)	$(3,323,359)

The Accompanying Notes are an Integral Part of the Financial Statements

EARTH911, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

		2010
		Restated
	2011	(Note 14)
Cash flows from operating activities:
Net loss	$(1,579,120)	$(3,876,970)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	51,472	40,584
Equity method income of Quest Recycling Services, LLC	(2,233,028)	(1,740,481)
Deferred income taxes	(838,300)	(94,400)
Provision (benefit) for doubtful accounts	(31,863)	11,689
Stock-based compensation	1,037,235	-
Debt extinguishment charge - related parties	-	3,955,644
Changes in operating assets and liabilities:
Accounts receivable	224,213	(84,421)
Prepaid expenses	39,804	(38,800)
Prepaid income taxes	(89,900)	-
Security deposits	(110,599)	-
Accounts payable	15,308	163,098
Accrued liabilities	30,741	235,318
Deferred revenue	32,880	12,782
Income tax payable	(126,000)	126,000
Accrued interest - related parties	449,810	239,778
Net cash used in operating activities	(3,127,347)	(1,050,179)
Cash flows from investing activities:
Purchase of property and equipment	(51,522)	(39,509)
Distributions received from Quest Recycling Services, LLC	3,368,586	670,527
Net cash provided by investing activities	3,317,064	631,018
Cash flows from financing activities:
Contribution from member	-	203,297
Repayment of note payable	(40,000)	(56,667)
Repayment of capital lease	(26,564)	(25,913)
Proceeds from private offering	863,656	753,057
Offering costs from private offering	(101,748)	(139,020)
Net cash provided by financing activities	695,344	734,754
Net increase in cash and cash equivalents	885,061	315,593
Cash and cash equivalents at beginning of year	388,957	73,364

Cash and cash equivalents at end of year	$1,274,018	$388,957

Cash paid during the year for:
Interest	$13,201	$2,970
Income Taxes	89,525	-

The Accompanying Notes are an Integral Part of the Financial Statements

EARTH911, INC.
NOTES TO FINANCIAL STATEMENTS

Note 1
Summary of Significant Accounting Policies, Nature of Operations and Use of Estimates

Nature of Operations

Earth911, Inc. (the “Company”, “we”, “us” or “our”) is an environmental solutions company that serves as a single-source provider of recycling and environmental program services and information.  We offer innovative, cost effective, one stop reuse, recycling and waste disposal management programs.  These programs are designed to provide regional and national customers with a single point of contact for managing a variety of recyclables and disposables.  We also own the “Earth911.com” web site. We believe this site is the nation’s most complete online database of local recycling and property disposal options. We offer original online environmental related content about reuse, recycling and disposal of waste and recyclables. We also offer advertisers the opportunity to target an audience interested in environmental sustainability, recycling and responsible disposition of waste products.  We license customized logos and internet addresses to manufacturers to place on their products, which provide their customers with information about conveniently situated recycling locations and the proper disposal of various products.

We also own a 50% interest in Quest Recycling Services, LLC (“Quest Recycling Services”).  Quest Recycling Services provides, through various local or regional independent contractors, recycling and waste disposal services to major retailers. Our 50% interest in Quest Recycling Services was acquired on August 21, 2008.

The Company was founded in 1991 as Engaging and Empowering Citizenship, Inc. (“E2C”). E2C was an internet technology based company focused on the humane use of the internet.  The assets and business of E2C were purchased out of bankruptcy on June 30, 2006 by Global Security Alerts, LLC, an Arizona Limited Liability Company.  As part of the purchase, the Company obtained the internet portals, program interfaces, source codes, URL’s, and websites for “Earth911.com”, “Pets911.com”, and “AmberAlert.com”.  The Company subsequently sold the rights to “AmberAlert.com” in 2008, and “Pets911.com” in 2009.

Management of the Company formed Infinity Resources, LLC in March, 2009, as a Delaware Limited Liability Company to be the holding company for its operations. As of December 31, 2009, Infinity Resources, LLC held 100% of the ownership of Global Alerts, LLC (formerly Global Security Alerts, LLC), and a 50% ownership interest in Quest Recycling Services.  The members of Infinity Resources, LLC transferred their member interests into Earth911, Inc., a Delaware Corporation on July 13, 2010.  As this was a transfer within commonly controlled entities, the statement of operations for 2010 presents the activity for the full year of Infinity Resources, LLC and Earth911, Inc.

Basis of Presentation

The accompanying financial statements include the operating activity of Earth911, Inc. and Infinity Resources, LLC for the years ended December 31, 2011 and 2010, as well as the equity method investment of Quest Recycling Services.  Quest Recycling Services and Earth911, Inc. are deemed to be separate operating units and as such, there are no intercompany transactions that require elimination at this time.  Certain reclassifications have been made for prior year amounts to conform with the current year presentation.  Certain restatements have also been made to 2010 balances, which are detailed and discussed more fully in Note 14.

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.  Actual results could materially differ from those estimates.

Note 1
  Summary of Significant Accounting Policies, Nature of Operations and Use of Estimates (Continued)

Accounting Estimates (continued)

Significant estimates are used when accounting for the collectability of accounts receivable, depreciable lives of fixed assets, accruals, contingencies, assumptions used in the valuation and recognition of share-based payments, the realization of intangible assets, deferred tax assets and the equity method investment in Quest Recycling Services, which are discussed in the respective notes to financial statements.

Revenue Recognition

Revenues are derived primarily from licensing rights, which revenues are recognized ratably over the term of the license.  These revenues are not recognized until such time as persuasive evidence of an agreement exists, the price is fixed or determinable, and collectability is reasonably assured.  Some revenues are derived from advertising contracts, which are recognized over the term that the advertisement appears on our website.

CashandCashEquivalents

The Company considers all highly liquid instruments with a remaining maturity of three months or less when purchased to be cash equivalents.

  Accounts Receivable, Net

The Company follows the allowance method of recognizing uncollectible accounts receivable.  The allowance method recognizes bad debt expense based on a review of the individual accounts outstanding and the Company’s prior history of uncollectible accounts receivable.  As of December 31, 2011 and 2010, an allowance of nil and $31,850, respectively, has been established for potentially uncollectible accounts receivable.  The Company records delinquent finance charges on outstanding accounts receivables only if they are collected.  The receivables are generally unsecured.

  Property and Equipment

Property and equipment are recorded at cost.  Depreciation is provided for on the straight-line method, over the estimated useful lives of the assets.  Depreciation expense for the years ended December 31, 2011 and 2010 amounted to $51,472 and $40,584, respectively.

The useful lives of property and equipment for purposes of computing depreciation are:

Computer equipment	3 to 5 years
Office furniture and equipment	5 to 7 years

The Company reviews property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, the impairment recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  Fair value is determined based on discounted cash flows or appraised values, depending on the nature of the asset. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Note 1
  Summary of Significant Accounting Policies, Nature of Operations and Use of Estimates (Continued)

Trademarks

The Company’s intangible assets consist of indefinite lived intangibles relative to the Earth911 trademark and totaled $128,800 as of December 31, 2011 and 2010.  We review the carrying amounts of indefinite lived intangible assets at least annually in our fourth quarter, or whenever events or changes in circumstances indicate that the carrying amount of the asset may be impaired. These events or circumstances may include, but are not limited to (i) a significant decrease in the market value of an asset; (ii) a significant adverse change in the extent or manner in which an asset is used; or (iii) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset.

The Company has not recognized an impairment loss for the years ended December 31, 2011 or 2010; however, should such loss be recognized in the future, the impairment loss would be calculated as the amount by which the carrying value of the asset exceeds its fair value. Fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

Share-Based Payments

The Company recognizes stock-based compensation costs for all share based plans, including grants of employee stock options, over the requisite service period based on the grant date fair value of the award.  The Company estimates the fair value of option awards using the Black-Scholes method.  The value of the portion of the award that is ultimately expected to vest is recognized as an expense in the Company’s statement of operations over the requisite service period.  Stock-based compensation expense for the years ended December 31, 2011 and 2010 was $1,037,235 and nil, respectively, which was related to a stock option grant.

Ownership Interest in Quest Recycling Services

Investee companies that are not consolidated, but over which the Company exercises significant influence, are accounted for under the equity method of accounting.  Whether or not the Company exercises significant influence with respect to an investee depends on an evaluation of several factors including among others, representation on the Investee Company’s Board of Directors and ownership level, which is generally a 20% to 50% interest in the voting securities of the investee company.  Under the equity method of accounting, an investee company’s accounts are not reflected within the Company’s balance sheet and statement of operations; however, the Company’s share of earnings or losses of the investee company is reflected in the caption “Equity method income of Quest Recycling Services, LLC” in the statements of operations.  The Company’s carrying value in an equity method investee company is reflected in the caption “Ownership interest in Quest Recycling Services, LLC” in the Company’s balance sheets.

The Company considers whether the fair value  of its investment in  Quest Recycling Services has declined below its carrying value whenever adverse events or changes in circumstances indicate that recorded values may not be recoverable. If there is a decline in the fair value below the carrying value of this investment, the Company will recognize an impairment charge for such difference. No impairment charges were recognized for the Company’s investment in Quest Recycling Services for the years ended December 31, 2011 and 2010.

Note 1
  Summary of Significant Accounting Policies, Nature of Operations and Use of Estimates (Continued)

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized. As of December 31, 2011 and 2010, the Company had not provided a valuation allowance for its deferred tax assets.

As of December 31, 2011, the Company did not recognize any assets or liabilities relative to uncertain tax positions, nor does the Company anticipate any significant unrecognized tax benefits will be recorded during 2012. It is the Company’s policy to classify interest and penalties on income taxes as interest expense or penalties expense. For the years ended December 31, 2011 and 2010, there were de minimis interest and penalties incurred on income taxes, which are recorded as interest expense.

Tax positions are positions taken in a previously filed tax return or positions expected to be taken in a future tax return that are reflected in measuring current or deferred income tax assets and liabilities reported in the financial statements.  Tax positions include, but are not limited to, the following:

•	an allocation or shift of income between taxing jurisdictions;
•	the characterization of income or a decision to exclude reportable taxable income in a tax return; or
•	a decision to classify a transaction, entity or other position in a tax return as tax exempt.

The Company reflects tax benefits only if it is more likely than not that the Company will be able to sustain the tax return position, based on its technical merits.  If a tax benefit meets this criterion, it is measured and recognized based on the largest amount of benefit that is cumulatively greater than 50% likely to be realized.

The Company is potentially subject to tax audits for its United States federal and Arizona state tax returns for tax years ended 2010 to 2011.  Tax audits by their very nature are often complex and can require several years to complete. Prior to July 13, 2010, as a limited liability company, the Company was not a tax paying entity for federal and state income tax purposes. Accordingly, the Company’s taxable income or loss was allocated to its members in accordance with their respective percentage ownership. A pro forma provision or liability for income taxes has been included in the accompanying financial statements for the period prior to July 13, 2010.

Advertising

The Company's advertising costs are charged to expense when incurred.  During the years ended December 31, 2011 and 2010, advertising expense totaled $14,370 and nil, respectively.

Note 2
Concentration of Credit Risk

The Company maintains cash balances at various financial institutions, which management deems to be low risk.  Upon occasion, the Company’s cash balances may exceed federally insured limits.  At December 31, 2011 and 2010 we had no uninsured cash balances.

The Company’s business activities and accounts receivable are with customers from various industries located throughout the continental United States.  The Company performs ongoing credit evaluations of its customers and maintains allowances for potential credit losses.

Note 3
  Property and Equipment - Net

At December 31, 2011 and 2010, property and equipment consists of the following:

	2011	2010

Computer equipment	$145,189	$111,945
Office furniture and equipment	199,374	53,690
Leasehold improvements	6,261	-
	350,824	165,635
Less: accumulated depreciation	(146,046)	(94,574)

	$204,778	$71,061

The Company leases certain furniture and fixtures under agreements that are classified as capital leases. The cost of equipment under these capital leases is included in the financial statements as property and equipment and was $187,357 and $53,690 at December 31, 2011 and 2010, respectively. Accumulated depreciation of the leased equipment at December 31, 2011 and 2010 was $48,865 and $22,714, respectively.   Interest expense in the amount of approximately $62,895 is expected to be recognized over the remainder of the lease term.

Note 4
  Accrued Liabilities

At December 31, 2011 and 2010, accrued liabilities consist of the following:

	2011	2010

Compensation	$433,821	$405,931
Deferred rent obligation	101,608	45,508
Professional fees	46,000	66,295
Other	1,400	34,354

	$582,829	$552,088

Note 5
  Long Term Debt and Capital Lease Obligations

At December 31, 2011 and 2010, long term debt consists of the following:

	2011	2010

Three convertible notes payable to related parties,
principal plus accrued interest due July 2013, interest and
repayment provisions discussed further below	$6,276,897	$5,827,087

Capital lease obligations, imputed interest at 43.0% to 46.0%, with monthly payments of $8,540 through December 2013,
secured by office furniture and fixtures	127,923	-

Capital lease obligation, imputed interest at 8.0%, with monthly payments of $2,409 through October 2011, secured by
office furniture and fixtures	-	20,819

Note payable with monthly payments of $3,333 through January 2012	3,333	43,333

Total	6,408,153	5,891,239
Less: current maturities	(59,127)	(60,819)
Long-term portion	$6,349,026	$5,830,420

The three notes payables to related parties in the above table bear interest at a rate of 9.0% and were modified as of October 1, 2010 to include a conversion feature to convert the notes into common stock at $1.00 per share.  The addition of this substantive conversion feature was recognized in 2010 as an extinguishment, which resulted in a $3,955,644 debt extinguishment charge for the recognition of the convertible notes at fair value, which was based on the underlying shares the notes were convertible into.  Following this modification, the Company has accrued interest at a rate representative of the fair value of the underlying shares the interest is convertible into, or 29.25%.  The debt extinguishment charge and increased interest of $78,493 during 2010 have been recognized as a restatement to the 2010 financial statements, which is discussed and described more fully in Note 14.

The following table summarizes future maturities of long-term debt and capital lease obligations:

Year Ending December 31,	Amount
2012	$59,127
2013	2,003,482
Subtotal (assuming repayment in cash)	2,062,609
Additional principal and interest, assuming conversion	4,345,544
Total	$6,408,153

Subsequent to 2011, the related party convertible notes payable and accrued interest were converted to common stock.   None of the amounts were paid in cash under these notes and all amounts were satisfied in full upon conversion, which is discussed more fully in Note 17.

Note 6
  Ownership Interest in Quest Recycling Services

The Company holds a 50% ownership interest in Quest Recycling Services which it acquired on August 21, 2008.  The financial condition and operating results of Quest Recycling Services as of, and for the years ended December 31, 2011 and 2010 are presented below:

	Year Ended December 31,
	2011	2010
Condensed operating statement information:
Net sales	$121,888,280	$87,917,025

Gross margin	11,430,986	8,605,558

Income from operations	4,904,646	3,490,434

Net income	4,197,360	3,480,962

Company's equity method income allocation	2,233,028	1,740,481

	As of December 31,
	2011	2010
Condensed balance sheet information:
Current assets	$24,916,207	$19,805,305
Long-term assets	1,885,098	2,066,741

Total Assets	$26,801,305	$21,872,046

Current liabilities	$24,067,022	$16,846,235
Long-term liabilities	-	191,695
Equity	2,734,283	4,834,116

Total liabilities and members' equity	$26,801,305	$21,872,046

In 2011 the Company received the benefit of an allocation in the amount of $134,348, which represented expenses that were allocated to QRG Group, pursuant to an agreement, between Earth911, Inc. and QRG Group.

Note 7
Significant Customers

In 2011 we had two customers that accounted for 10% of revenues each.  At December 31, 2011, two customers accounted for 30% and 27% of accounts receivable.  In 2010 the Company’s largest customer accounted for 52% of total revenues.  At December 31, 2010 this customer represented 25% of the Company’s accounts receivable balance.

In 2011 and 2010, Quest Recycling Services had one customer that accounted for 94% and 98% of its revenues, respectively.  As of December 31, 2011 and 2010, this customer accounted for 81% and 91% of accounts receivable, respectively.

Note 8
Employee Benefit Plan

The Company maintains a 401(K) profit sharing plan (“Plan”) allowing for substantially all full-time employees to participate.  Under the terms of the Plan, employees may elect to contribute a portion of their salary to the Plan. Matching contributions by the Company are at the discretion of the Board of Directors, and are subject to certain limitations.  For the years ended December 31, 2011 and 2010, the Company made no discretionary contributions to the Plan.

Note 9
Commitments and Contingencies

The Company leases corporate office space under a 66 month, non-cancelable operating lease.  The lease expires in March, 2017 and provides for a renewal option of 60 months.  Lease expense totaled $184,872 and $116,205 for the years ended December 31, 2011 and 2010, respectively. The following is a schedule by year of future minimum rental payments required under the operating lease agreement:

Year Ending December 31,	Amount
2012	219,488
2013	269,034
2014	274,979
2015	280,925
2016	286,870
2017	72,832
$1,404,128

The Company’s operating lease agreement contains a provision that abates rent payments for a period of five months.  The total amount of rental payments due over the lease term is being charged to rent expense on the straight-line method over the term of the lease.  The difference between rent expense recorded and the amount paid is charged to accrued liabilities in the accompanying balance sheet.

Note 10
  Statement of Cash Flows

The Company recognized investing and financing activities that affected assets and liabilities, but did not result in cash receipts or payments.  These non-cash activities are as follows:

•	The Company acquired office furniture and fixtures of $133,667 in 2011 under a capital lease obligation.

•	During 2010, the Company financed the buyout of a former member with a note payable in the amount of $100,000.

Note 11
  Mezzanine Financing

During July 2010, we initiated a private placement of our common stock at a price of $3.25 per common share to accredited investors.  During 2011 and 2010, we raised gross proceeds of approximately $580,000 and $1,036,000, respectively, from the issuance of 178,571 common shares and 318,879 common shares, respectively.  At December 31, 2010, a subscription receivable of $283,299 was outstanding relative to the gross proceeds from 2010 and was subsequently collected in January of 2011.  We engaged  a placement agent for this private placement and in exchange we paid the agent (i) a $25,000 advisor’s cash fee at the commencement of the offering; (ii) a placement agent commission equal to 10.0% of the gross proceeds of the private offering raised by the agent; and (iii) five-year common stock purchase warrants, entitling the agent to purchase a number  of shares equal to 15.0% of the shares sold by it in the offering at a price of $3.25 per share.  Total offering costs incurred during 2011 and 2010 were approximately $102,000 and $139,000, respectively, inclusive of fees paid to the agent.

During October 2010, a $1.00 conversion feature was added to three related party notes payable, which is described more fully in Notes 5 and 14.  The Company and the note holders indicate that when the notes were originally funded from January through December of 2009, the feature was understood to have been part of the notes; however, when the notes were formalized, this conversion feature was omitted in error.  Because this error was discovered in September of 2010, the notes were amended to include the $1.00 conversion feature. This conversion feature was not disclosed in the above private placement and the Company determined to present the issuance of the common stock from the above private placement as mezzanine financing on the accompanying balance sheets.

During June 2012, the note holders and the Company agreed to modify the conversion price of the notes to $3.25 per share of common stock from $1.00 per share of common stock and the notes were converted.  As a result of this modification, the Company has reclassified the proceeds from this private placement from mezzanine financing to permanent equity at the time of the modification in June 2012.

Note 12
  Stockholders’ Equity

Authorized Capital Stock

The Company is authorized to issue two classes of stock, common and preferred.  The Company can issue up to 100,000,000 shares of common stock and 20,000,000 shares of preferred stock, both of which have a par value of $0.0001 per share. The shares of preferred stock may be issued from time to time in one or more series based upon an action of the Board of Directors.  The Board is authorized to determine the number of shares in each series and to fix the designation, powers, preferences, and rights of the shares of each such series, including, but not limited to, fixing the dividend rights, dividend rate, conversion rights and voting rights.

Share-Based Payments

In May 2011, the Company granted non-qualified stock options to an executive officer that vest quarterly over a one-year period commencing July 1, 2011 and are exercisable over a ten-year period from the date of grant at an exercise price of $3.25 per share.  The aggregate grant-date fair value of this grant was $1,885,872.

Stock-based compensation expense recorded during the year ended December 31, 2011 was $1,037,235 and is included in the Company’s statement of operations under the caption “employee compensation and related expenses”.  Unrecognized compensation related to this grant was $848,637 and is expected to be recognized over a weighted average period of 0.5 years.

Stock option activity during the years ended December 31, 2011 and 2010 was limited to the grant described above.  As of December 31, 2011, all 1,000,000 options were outstanding, 500,000 of which had vested and were exercisable over a remaining contractual term of 9.5 years.  As of December 31, 2011, the aggregate intrinsic value of vested and unvested stock options was nil. We anticipate future common share issuances from exercises, if any, to also be issued from our authorized and unissued shares.

The grant date fair value of stock option grants is estimated using the Black-Sholes option valuation model.  The assumptions used in the Black-Scholes option valuation for the stock option granted above are as follows:  volatility of 66%; risk free interest rate of 2%, expected term of 5.4 years; and expected dividend yield of 0%.  The grant date fair value of the award described above was $1.89 per option. The risk free interest rate is based on United States Treasury rates with maturity dates approximating the expected term of the grant. Because we are a private company and common stock transactions are too infrequent, we cannot practicably estimate the expected volatility of our own stock price.  Accordingly, we have substituted the historical volatility of a relevant sector index, which we have generated from companies that are publicly traded and do business within the industry we operate in.

Note 13
  Income Taxes

Income taxes for the years ended December 31, 2011 and 2010 are as follows:

	Year Ended December 31,
	2011	2010
Current income tax expense (benefit)	$(36,475)	$126,000
Deferred income tax benefit	(838,300)	(94,400)
Total income tax expense (benefit)	(874,775)	31,600
Pro forma income tax expense	-	49,000
Pro forma net income tax expense	$(874,775)	$80,600

From the Company’s inception to July 2010, the Company was not subject to federal and state income taxes since it was operating as a Limited Liability Company (“LLC”).  On July 13, 2010, the Company converted from an LLC to a C corporation and, as a result, became subject to corporate federal and state income taxes. The Company’s accumulated deficit at that date was reclassified to additional paid-in capital.  As a result of this conversion, the Company’s pro forma income tax expense represents the tax burden that would have been incurred had the Company been taxed as a C corporation from January 1, 2010 through July 12, 2010.

For the year ended December 31, 2011 and the period from July 13, 2010 to December 31, 2010, the effective tax rate differs from the federal statutory rate primarily due to permanent differences arising from a substantive debt conversion feature issued in 2010 in the approximate amount of $3,955,000, interest charges affected by this conversion feature and state income taxes.

A table reconciling income taxes at statutory rates would be as follows:

	Year Ended December 31,
	2011	2010

Income tax benefit/(expense) at federal statutory rate	$834,000	$1,310,000
Permanent difference - substantive debt conversion
	(106,000)	(1,385,000)
State taxes and miscellaneous	146,775	(5,600)

	$874,775	$(80,600)

Note 13
  Income Taxes (Continued)

At December 31, 2011 and 2010, amounts for components of the deferred tax assets are as follows:

	December 31,
Components of deferred tax assets	2011	2010

Deferred tax assets - current:
Allowance for doubtful accounts	$12,300	$15,400

Deferred tax assets - long term:
Accrued interest expense	134,300	79,000
Deferred lease liability	38,300	-
Stock-based compensation	414,900	-
Net operating loss	332,900	-
Total long-term deferred tax assets	920,400	79,000

Total deferred tax assets	$932,700	$94,400

Deferred tax assets are reduced by a valuation allowance when uncertainties exist that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.  At December 31, 2011, the Company has approximately $832,000 of Federal and State net operating loss carry forwards that expire from December 31, 2016 to December 31, 2031.

Note 14
  Restatement

A prior period adjustment was recorded in 2010 to account for the modification of three notes payable to related parties that were modified to add a substantive conversion feature of $1.00 per share of common stock.  The modification resulted in the extinguishment of the original notes with the amended notes recognized at fair value, which was based on the conversion feature of the notes.  The modification resulted in a $3,955,644 non-cash loss on the extinguishment of the debt based on the selling price of the Company’s common stock of $3.25 per share at such time.   The amount of the outstanding principal and interest on the modification date of October 1, 2010 was $1,758,064, and based on the fair value of $3.25 per share, the fair value of the modified notes was $5,713,708.  The modification also resulted in increased interest recognition above the 9.0% stated rate of the notes. The imputed rate after the modification is 29.25% and assumes the notes will be satisfied through conversion.  The amount of increased interest expense following the modification for 2010 was $78,493.

As is described in Note 11, the modification discussed above resulted in the proceeds from a private placement that commenced in 2010 to be reclassified to mezzanine financing.  The following table summarizes the impact on the above restatements on balances as of and for the year ended December 31, 2010:

	As Originally	As
	Reported	Adjusted

Total Currrent Liabilities	1,222,289	1,222,289

Long term debt and capital lease obligations - net of current portion	3,333	3,333
Long term convertible debt - related parties	1,792,950	5,827,087

Total Liabilities	3,018,572	7,052,709

Mezzanine financing	-	897,336

Stockholders' Equity (Deficit)
Common stock	3,412	3,392
Additional paid-in capital	2,108,188	1,210,872
Retained earnings (accumulated deficit)	38,399	(3,995,738)

Total Stockholders' Equity (Deficit)	2,149,999	(2,781,474)

Total Liabilities, Mezzanine Financing and
Stockholders’ Equity (Deficit)	$5,168,571	$5,168,571

	Year Ended December 31, 2010
	As Originally	As
	Reported	Adjusted

Loss from operations	$(1,387,459)	$(1,387,459)

Other expense:
Interest expense	(164,255)	(242,748)
Debt extinguishment charge - related parties	-	(3,955,644)

Loss before taxes and equity income	(1,551,714)	(5,585,851)

Equity method income of Quest Recycling Services, LLC	1,740,481	1,740,481

Income (loss) before taxes	188,767	(3,845,370)

Income tax expense	31,600	31,600

Net income (loss)	$157,167	$(3,876,970)

Note 15
  Subsequent Events

In March 2012, the Company entered into a Senior Secured Convertible Note (the “Convertible Note”) with Stockbridge Enterprises, LP, a related party.  The $1,000,000 Convertible Note has a term of 12 months, which may be extended under certain circumstances, and bears interest at a rate of 6.0% per annum, due monthly in arrears.  The Convertible Note is convertible into common shares of the Company at $1.00 per share prior to the maturity date and $0.50 per common share after the maturity date, subject to a downward formula-based adjustment for future issuances of common stock or stock equivalents under certain conditions whereby the issue price is lower than the conversion price in effect immediately prior to such issue or sale (the “Fixed Conversion Price”).  Should the Company’s common shares be listed on certain United States exchanges (a “Triggering Event”), the conversion price would be the lower of the Fixed Conversion Price and the average closing bid price during the ten trading days immediately preceding the conversion date.  The Company also issued five-year warrants consisting of the following: (i) a warrant to acquire up to 1,000,000 shares of the Company’s common stock, exercisable immediately upon executing of the Convertible Note (the “Initial Warrant”); (ii) a warrant to acquire up to 250,000 shares of the Company’s common stock, exercisable at the conclusion of 12 months after the issuance date of the warrant, but only in the event that all outstanding principal and accrued interest on the Convertible Note is not paid in full at such date (the “12-Month Warrant”); (iii) a warrant to acquire up to 250,000 shares of the Company’s common stock, exercisable at the conclusion of 15 months after the issuance date of the warrant, but only in the event that all outstanding principal and accrued interest on the Convertible Note is not paid in full at such date (the “15-Month Warrant”); and (iv) a warrant to acquire up to 500,000 shares of the Company’s common stock, exercisable at the conclusion of 18 months after the issuance date of the warrant, but only in the event that all outstanding principal and accrued interest on the Convertible Note is not paid in full at such date (the “18-Month Warrant”).

The Initial Warrant is exercisable at $1.00 per common share prior to the occurrence of a Triggering Event, and as of any exercise date following a Triggering Event, the lower of the $1.00 exercise price or the average closing bid price during the ten trading days immediately preceding the exercise date.  The exercise price is also subject to a downward formula-based adjustment for future issuances of common stock or stock equivalents under certain conditions whereby the issue price is lower than the exercise price in effect immediately prior to such issue or sale. The 12-Month Warrant, 15-Month Warrant and 18-Month Warrant are exercisable at $0.50 per common share prior to the occurrence of a Triggering Event, and as of any exercise date following a Triggering Event, the lower of the $0.50 exercise price or the average closing bid price during the ten trading days immediately preceding the exercise date.  The exercise price is also subject to a downward formula-based adjustment for future issuances of common stock or stock equivalents under certain conditions whereby the issue price is lower than the exercise price in effect immediately prior to such issue or sale.  Management is evaluating the effect of the above provisions and may make further modifications to the instruments.

In March 2012, the Board of Directors approved 250,000 stock options for three key employees and 100,000 stock options for one consultant.  The options vest at various dates beginning in October of 2012 and all have exercise prices to be determined based on the current market value at the next round of financing.

In March 2012, we entered into an Agreement and Plan of Merger with Youchange, Inc., a public company,  whereby upon the closing (intended to be in the third quarter of 2012), Youchange, Inc., will issue shares of its common stock in exchange for all the outstanding capital stock of the Company such that the former Company stockholders will own 85% of the outstanding shares of Youchange, Inc.’s common stock on a fully diluted basis, and the Company will become a wholly-owned subsidiary of Youchange, Inc.  In addition, outstanding options and warrants to acquire shares of capital stock of the Company will be exchanged for options and warrants to acquire shares of Youchange, Inc.’s common stock using the same ratio that shares of the Company’s capital stock are exchanged for shares of Youchange, Inc. common stock to achieve the 85% noted above.

In March 2012, the three convertible related party notes described more fully in Notes 5 and 14 were elected to convert to common stock.  This conversion was later modified in June 2012 so that the notes were converted at a rate of $3.25 per share for 604,880 total shares.  This conversion is discussed more fully in Notes 5 and 11.

In June 2012, deferred compensation of $260,000 was converted into 80,000 shares of the Company’s common stock at $3.25 per share.

INDEX TO FINANCIAL STATEMENTS OF
EARTH911, INC.
FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011

EARTH911, INC.

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For The Three Months Ended
March 31, 2012 and 2011

EARTH911, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS
	As Of
	(Unaudited)
	March 31,	December 31,
	2012	2011
Current Assets:

Cash and cash equivalents	$847,225	$1,274,018
Accounts receivable, net of allowance of nil and nil	149,773	75,480
Prepaid expenses	831	1,279
Deferred tax asset - current	13,700	12,300
Total Current Assets	1,011,529	1,363,077

Property and equipment, net	191,603	204,778
Trademarks	128,800	128,800
Ownership interest in Quest Recycling Services, LLC	3,362,129	2,757,571
Deferred tax asset - non-current	1,266,200	920,400
Prepaid income taxes	89,900	89,900
Security deposits and other assets	115,403	110,599

Total Assets	$6,165,564	$5,575,125

LIABILITIES, MEZZANINE FINANCING AND STOCKHOLDERS' DEFICIT

Current Liabilities
Accounts payable	$283,706	$287,323
Accrued liabilities	643,793	582,829
Deferred revenue	357,262	244,246
Long term debt and capital lease obligations - current portion	62,282	59,127
Senior secured convertible note - related party,
net of discount (2012: $495,810; 2011: $0)	4,190	-

Total Current Liabilities	1,351,233	1,173,525

Long term debt and capital lease obligations - net of current portion	53,902	72,129
Long term convertible debt - related parties	6,389,042	6,276,897
Warrant liability	2,555,855	-

Total Liabilities	10,350,032	7,522,551

Commitments and Contingencies	-	-

Mezzanine financing (497,450 and 497,450 common shares as
of March 31, 2012 and December 31, 2011, respectively)	1,375,933	1,375,933

Stockholders' Deficit
Preferred stock, $.0001 par value, 20,000,000 shares
authorized, no shares issued or outstanding as of
March 31, 2012 and December 31, 2011	-	-
Common stock, $.0001 par value, 100,000,000 shares
authorized, 33,920,140 shares issued and outstanding
at March 31, 2012 and December 31, 2011	3,392	3,392
Additional paid-in capital	2,672,425	2,248,107
Accumulated deficit	(8,236,218)	(5,574,858)

Total Stockholders' Deficit	(5,560,401)	(3,323,359)

Total Liabilities, Mezzanine Financing and Stockholders' Deficit	6,165,564	5,575,125

The Accompanying Notes are an Integral Part of the Financial Statements

EARTH911, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Month Ended March 31,
	2012	2011

Revenues	$217,772	$305,602

Costs and expenses:
Employee compensation and related expenses (inclusive of stock-based compensation)	1,245,468	647,936
Professional fees	66,671	13,257
Occupancy expenses	69,394	42,073
Communications and internet	26,194	20,301
General, administrative, sales and marketing	236,206	220,258
Total costs and expenses	1,643,933	943,825

Loss from operations	(1,426,161)	(638,223)

Other expense:
Loss on sale of assets	(406)	-
Interest expense	(130,696)	(110,913)
Financing cost - Senior related party convertible note	(2,055,855)	-

Loss before taxes and equity income	(3,613,118)	(749,136)

Equity method income of Quest Recycling Services, LLC	604,558	600,773

Loss before taxes	(3,008,560)	(148,363)

Income tax expense (benefit)	(347,200)	7,400

Net loss	$(2,661,360)	$(155,763)

The Accompanying Notes are an Integral Part of the Financial Statements

 EARTH911, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,

	2012	2011
Cash flows from operating activities:
Net loss	$(2,661,360)	$(155,763)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation expense	24,044	9,200
Amortization of debt discount and deferred financing costs	4,423	-
Loss on sale of fixed assets	406	-
Equity method income of Quest Recycling Services, LLC	(604,558)	(600,773)
Deferred income taxes	(347,200)	7,400
Stock-based compensation	424,318	-
Financing costs - Senior related party convertible note	2,055,855	-
Changes in operating assets and liabilities:
Accounts receivable	(74,293)	49,675
Prepaid expenses	448	35,082
Security deposits	3,463	-
Accounts payable	(3,617)	(45,701)
Accrued liabilities	60,964	(15,628)
Deferred revenue	113,016	(6,277)
Income tax payable	-	(7,000)
Accrued interest - related parties	112,145	110,913
Net cash used in operating activities	(891,946)	(618,872)
Cash flows from investing activities:
Purchase of property and equipment	(11,375)	(6,097)
Proceeds from sale of property and equipment	100	-
Distributions received from Quest Recycling Services, LLC	-	400,000
Net cash provided (used) by investing activities	(11,275)	393,903
Cash flows from financing activities:
Proceeds from senior related party secured convertible note	500,000	-
Payments of note payable and capital lease obligations	(15,072)	(13,893)
Proceeds from private offering	-	549,555
Financing costs	(8,500)	(47,201)
Net cash provided by financing activities	476,428	488,461
Net increase (decrease) in cash and cash equivalents	(426,793)	263,492
Cash and cash equivalents at beginning of period	1,274,018	388,957

Cash and cash equivalents at end of period	$847,225	$652,449

Cash paid during the year for:
Interest	$14,128	$-
Income Taxes	-	7,000

The Accompanying Notes are an Integral Part of the Financial Statements

EARTH911, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1
Organization of Business and Basis of Presentation

Organization of Business and Nature of Operations

Earth911, Inc. (the “Company”, “we”, “us” or “our”) is an environmental solutions company that serves as a single-source provider of recycling and environmental program services and information.  We offer innovative, cost effective, one stop reuse, recycling and waste disposal management programs.  These programs are designed to provide regional and national customers with a single point of contact for managing a variety of recyclables and disposables.  We also own the “Earth911.com” web site. We believe this site is the nation’s most complete online database of local recycling and property disposal options. We offer original online environmental-related content about reuse, recycling and disposal of waste and recyclables. We also offer advertisers the opportunity to target an audience interested in environmental sustainability, recycling and responsible disposition of waste products.  We license customized logos and internet addresses to manufacturers to place on their products, which provide their customers with information about conveniently situated recycling locations and the proper disposal of various products.

We also own a 50% interest in Quest Recycling Services, LLC (“Quest Recycling Services”).  Quest Recycling Services provides, through various local or regional independent contractors, recycling and waste disposal services to major retailers. Our 50% interest in Quest Recycling Services was acquired on August 21, 2008.

The Company was founded in 1991 as Engaging and Empowering Citizenship, Inc. (“E2C”). E2C was an internet technology based company focused on the humane use of the internet.  The assets and business of E2C were purchased out of bankruptcy on June 30, 2006 by Global Security Alerts, LLC, an Arizona Limited Liability Company.  As part of the purchase, the Company obtained the internet portals, program interfaces, source codes, URL’s, and websites for “Earth911.com”, “Pets911.com”, and “AmberAlert.com”.  The Company subsequently sold the rights to “AmberAlert.com” in 2008, and “Pets911.com” in 2009.

Management of the Company formed Infinity Resources, LLC in March, 2009, as a Delaware Limited Liability Company to be the holding company for its operations. As of December 31, 2009, Infinity Resources, LLC held 100% of the ownership of Global Alerts, LLC (formerly Global Security Alerts, LLC), and a 50% ownership interest in Quest Recycling Services.  The members of Infinity Resources, LLC transferred their member interests into Earth911, Inc., a Delaware Corporation on July 13, 2010.  This was a transfer within commonly controlled entities.

Basis of Presentation

The accompanying condensed consolidated financial statements include the Company’s balance sheets as of March 31, 2012 (unaudited) and December 31, 2011, and its unaudited results of operations and cash flows for the three months ended March 31, 2012 and 2011.  Included in the Company’s results is the 50% owned equity method investment of Quest Recycling Services.  Quest Recycling Services and Earth911, Inc. are deemed to be separate operating units and as such, there are no intercompany transactions that require elimination at this time.

EARTH911, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

These unaudited condensed consolidated financial Statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). All significant intercompany transactions and accounts have been eliminated. Certain information related to our organization, significant accounting policies and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) has been condensed or omitted. The accounting policies followed in the preparation of these Unaudited Condensed Consolidated Financial Statements are consistent with those followed in our annual consolidated financial statements for the year ended December 31, 2011, as filed in the YouChange Holdings Corp.’s Schedule 14C.  See Note 11 for discussion of the proposed merger. In the opinion of management, these unaudited condensed consolidated financial statements contain all material adjustments, consisting only of normal recurring adjustments, necessary to fairly state our financial position, results of operations and cash flows for the periods presented and the presentations and disclosures herein are adequate when read in conjunction with our annual financial statements for the year ended December 31, 2011.  Operating results for the three months ended March 31, 2012 are not necessarily indicative of the results for the year ended December 31, 2012.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates are used when accounting for the collectability of accounts receivable, depreciable lives of fixed assets, accruals, contingencies, assumptions used in the valuation and recognition of share-based payments, the valuation of the warrant liability, the realization of intangible assets, deferred tax assets and the equity method investment in Quest Recycling Services.

Fair Value of Financial Instruments

ASC 820, Fair Value Measurement, requires disclosure of fair value information about financial instruments when it is practicable to estimate that value.  The carrying amount of the Company’s cash, accounts receivable, accounts payable, and accrued liabilities approximate their estimated fair values due to their short-term maturities.

For assets and liabilities measured at fair value, the Company uses the following hierarchy of inputs:

Level one – quoted market prices in active markets for identical assets or liabilities;

Level two – inputs other than level one inputs that are either directly or indirectly observable; and

Level three – unobservable inputs developed using estimates and assumptions, which are developed by the reporting entity and reflect those assumptions that a market participant would use.

Convertible notes payable and long-term debt are carried at fair value based on their effective interest rates and conversion rights.  Warrants issued were valued using the Black-Scholes option pricing model, which is a level three input (see Note 5).

Recently Issued Accounting Pronouncements

The Company has reviewed all recently issued, but not yet adopted, accounting standards in order to determine their effects, if any, on its condensed consolidated balance sheet, results of operations or cash flows.  Based on that review, the Company believes that none of these pronouncements will have a significant effect on its condensed consolidated financial statements.

Ownership Interest in Quest Recycling Services

Investee companies that are not consolidated, but over which the Company exercises significant influence, are accounted for under the equity method of accounting.  Whether or not the Company exercises significant influence with respect to an investee depends on an evaluation of several factors including among others, representation on the Investee Company’s Board of Directors and ownership level, which is generally a 20% to 50% interest in the voting securities of the investee company.  Under the equity method of accounting, an investee company’s accounts are not reflected within the Company’s balance sheet and statement of operations; however, the Company’s share of earnings or losses of the investee company is reflected in the caption “Equity method income of Quest Recycling Services, LLC” in the statements of operations.  The Company’s carrying value in an equity method investee company is reflected in the caption “Ownership interest in Quest Recycling Services, LLC” in the Company’s balance sheets.

EARTH911, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company considers whether the fair value of its investment in Quest Recycling Services has declined below its carrying value whenever adverse events or changes in circumstances indicate that recorded values may not be recoverable. If there is a decline in the fair value below the carrying value of this investment, the Company will recognize an impairment charge for such difference. No impairment charges were recognized for the Company’s investment in Quest Recycling Services for the three months ended March 31, 2012 and the year ended December 31, 2011.

Note 2
Concentration of Credit Risk

The Company maintains cash balances at various financial institutions, which management deems to be low risk.  Upon occasion, the Company’s cash balances may exceed federally insured limits.  At March 31, 2012 and December 31, 2011 we had no uninsured cash balances.

The Company’s business activities and accounts receivable are with customers from various industries located throughout the continental United States.  The Company performs ongoing credit evaluations of its customers and maintains allowances for potential credit losses.

For the three months ended March 31, 2012 and 2011, we had two customers that accounted for 23% and 35% of revenues combined, respectively.  At March 31, 2012, two customers accounted for 52% and 14% of accounts receivable. At December 31, 2011, two customers accounted for 30% and 27% of accounts receivable.

For the three months ended March 31, 2012 and 2011, Quest Recycling Services had one customer that accounted for 91% and 96% of its revenues, respectively.  As of March 31, 2012 and December 31, 2011, this customer accounted for 76% and 81% of accounts receivable, respectively.

EARTH911, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3
Property and Equipment - Net

At March 31, 2012 and December 31, 2011, property and equipment consists of the following:

	As Of
	(Unaudited)
	March 31,	December 31,
	2012	2011

Computer equipment	$154,538	$145,189
Office furniture and equipment	199,374	199,374
Leasehold improvements	6,261	6,261
	360,173	350,824
Less: accumulated depreciation	(168,570)	(146,046)

	$191,603	$204,778

The Company leases certain furniture and fixtures under agreements that are classified as capital leases. The cost of equipment under these capital leases is included in the financial statements as property and equipment and was $187,357 at March 31, 2012 and December 31, 2011. Accumulated depreciation of the leased equipment at March 31, 2012 and December 31, 2011 was $65,480 and $48,865, respectively.   Interest expense in the amount of approximately $50,000 is expected to be recognized over the remainder of the lease term.

Note 4
  Accrued Liabilities

At March 31, 2012 and December 31, 2011, accrued liabilities consist of the following:

	As Of
	(Unaudited)
	March 31,	December 31,
	2012	2011

Compensation	$432,446	$433,821
Deferred rent obligation	141,833	101,608
Professional fees	49,970	46,000
Other	19,544	1,400

	$643,793	$582,829

EARTH911, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 5
Debt and Capital Lease Obligations

At March 31, 2012 and December 31, 2011, total debt outstanding consists of the following:

	As Of
	(Unaudited)
	March 31,	December 31,
	2012	2011

Three convertible notes payable to a related parties,
principal plus accrued interest due July 2013, interest and
repayment provisions discussed further below	$6,389,042	$6,276,897

Senior secured convertible notes payable to a related party,
6% interest due monthly in arrears, due March 2013, repayment provisions discussed further below
(Net of discount of $495,810 at March 31, 2012)	4,190	-

Capital lease obligations, imputed interest at 43.0% to 46.0%, with monthly payments of $8,540 through December 2013,
secured by office furniture and fixtures	116,184	127,923

Note payable with monthly payments of $3,333 through January 2012	-	3,333

Total	6,509,416	6,408,153
Less: current maturities	(66,472)	(59,127)
Long-term portion	$6,442,944	$6,349,026

The three notes payables to related parties in the above table bear interest at a rate of 9.0% and were modified as of October 1, 2010 to include a conversion feature to convert the notes into common stock at $1.00 per share.  The addition of this substantive conversion feature was recognized in 2010 as an extinguishment, which resulted in a $3,955,644 debt extinguishment charge for the recognition of the convertible notes at fair value, which was based on the underlying shares the notes were convertible into.  Following this modification, the Company has accrued interest at a rate representative of the fair value of the underlying shares the interest is convertible into, or 29.25%.

In March 2012, the Company entered into a Senior Secured Convertible Note (the “Convertible Note”) with Stockbridge Enterprises, LP, a related party.  The $1,000,000 Convertible Note has a term of 12 months, which may be extended under certain circumstances, and bears interest at a rate of 6.0% per annum, due monthly in arrears.  The Convertible Note is convertible into common shares of the Company at $1.00 per share prior to the maturity date and $0.50 per common share after the maturity date, subject to a downward formula-based adjustment for future issuances of common stock or stock equivalents under certain conditions whereby the issue price is lower than the conversion price in effect immediately prior to such issue or sale (the “Fixed Conversion Price”).  Should the Company’s common shares be listed on certain United States exchanges (a “Triggering Event”), the conversion price would be the lower of the Fixed Conversion Price and the average closing bid price during the ten trading days immediately preceding the conversion date.  The Company also issued five-year warrants consisting of the following: (i) a warrant to acquire up to 1,000,000 shares of the Company’s common stock, exercisable immediately upon executing of the Convertible Note (the “Initial Warrant”); (ii) a warrant to acquire up to 250,000 shares of the Company’s common stock, exercisable at the conclusion of 12 months after the issuance date of the warrant, but only in the event that all outstanding principal and accrued interest on the Convertible Note is not paid in full at such date (the “12-Month Warrant”); (iii) a warrant to acquire up to 250,000 shares of the Company’s common stock, exercisable at the conclusion of 15 months after the issuance date of the warrant, but only in the event that all outstanding principal and accrued interest on the Convertible Note is not paid in full at such date (the “15-Month Warrant”); and (iv) a warrant to acquire up to 500,000 shares of the Company’s common stock, exercisable at the conclusion of 18 months after the issuance date of the warrant, but only in the event that all outstanding principal and accrued interest on the Convertible Note is not paid in full at such date (the “18-Month Warrant”).

EARTH911, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Initial Warrant is exercisable at $1.00 per common share prior to the occurrence of a Triggering Event, and as of any exercise date following a Triggering Event, the lower of the $1.00 exercise price or the average closing bid price during the ten trading days immediately preceding the exercise date.  The exercise price is also subject to a downward formula-based adjustment for future issuances of common stock or stock equivalents under certain conditions whereby the issue price is lower than the exercise price in effect immediately prior to such issue or sale. The 12-Month Warrant, 15-Month Warrant and 18-Month Warrant are exercisable at $0.50 per common share prior to the occurrence of a Triggering Event, and as of any exercise date following a Triggering Event, the lower of the $0.50 exercise price or the average closing bid price during the ten trading days immediately preceding the exercise date.  The exercise price is also subject to a downward formula-based adjustment for future issuances of common stock or stock equivalents under certain conditions whereby the issue price is lower than the exercise price in effect immediately prior to such issue or sale.

In connection with the issuance of the Senior Secured Convertible Note, the Company issued the Initial Warrants in March 2012, which has been accounted for as a liability due primarily to the exercise price adjustment provisions discussed above.  The debt discount of $500,000, which is equal to the amount of the funds drawn on the note as of March 31, 2012, is being amortized to interest expense over the life of the Senior Secured Convertible Note beginning March 22, 2012.  As of March 31, 2012, the unamortized portion of the debt discount was $495,810.  The fair value of the Initial Warrants at the time of issuance and March 31, 2012 of $2,555,855 has been treated as a liability and first allocated as a discount to the Senior Secured Convertible Note of $500,000 with the remainder of $2,055,855 expensed as a financing cost.  The amount of interest expense related to the amortization of the discount on the Senior Secured Convertible note for the period ended March 31, 2012 was $4,190.

The Initial Warrant was measured at fair value by applying the Black-Scholes option valuation model, which is a level three input. The assumptions used in the Black-Scholes option valuation for the warrants are as follows:  volatility of 66%; risk free interest rate of 1%, expected term of 5 years; and expected dividend yield of 0%.  The grant date fair value of the Initial Warrant described above was $2.56 per share.  The risk free interest rate is based on United States Treasury rates with maturity dates approximating the expected term of the warrants.  Because we are a private company and common stock transactions are too infrequent, we cannot practicably estimate the expected volatility of our own stock.  Accordingly, we have substituted the historical volatility of a relevant sector index, which we have generated from companies that are publicly traded and do business within the industry we operate.

EARTH911, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes future maturities of debt and capital lease obligations as of March 31, 2012:

Amount
April 1, 2012 through December 31, 2012	$44,055
2013	2,537,988
Subtotal (assuming repayment in cash)	2,582,043
Less discount on Convertible Note	(495,810)
Additional principal and interest, assuming conversion	4,423,183
Total	$6,509,416

Subsequent to March 31, 2012, the related party convertible notes payable and accrued interest totaling $6,389,042 in the table at the beginning of this footnote were converted to common stock.   None of the amounts were paid in cash under these notes and all amounts were satisfied in full upon conversion, which is discussed more fully in Note 11.

EARTH911, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 6
Ownership Interest in Quest Recycling Services

The Company holds a 50% ownership interest in Quest Recycling Services which it acquired on August 21, 2008.  The financial condition and operating results of Quest Recycling Services for the relevant prior periods are presented below:

	For the three Months Ended
	(Unaudited)
	March 31,	March 31,
	2012	2011
Condensed operating statement information:
Net sales	$32,313,907	$27,373,602

Gross margin	3,320,492	2,691,985

Income from operations	1,343,531	1,440,917

Net income	1,209,117	1,201,547

Company's equity method income allocation	604,558	600,773

	As Of
	(Unaudited)
	March 31,	December 31,
	2012	2011
Condensed balance sheet information:
Current assets	$23,721,913	$24,916,207
Long-term assets	2,072,875	1,885,098

Total Assets	$25,794,788	$26,801,305

Current liabilities	$21,851,388	$24,067,022
Long-term liabilities	-	-
Equity	3,943,400	2,734,283

Total liabilities and members' equity	$25,794,788	$26,801,305

EARTH911, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 7
Commitments and Contingencies

The Company leases corporate office space under a 66 month, non-cancelable operating lease.  The lease expires in March, 2017 and provides for a renewal option of 60 months.  Lease expense totaled $69,394 and $41,623 for the three months ended March 31, 2012 and 2011, respectively. The following is a schedule by year of future minimum rental payments required under the operating lease agreement as of March 31, 2012:

Amount
April 1, 2012 through December 31, 2012	197,688
2013	269,034
2014	274,979
2015	280,925
2016	286,870
2017	72,832
$1,382,328
The Company’s operating lease agreement contains a provision that abates rent payments for a period of five months.  The total amount of rental payments due over the lease term is being charged to rent expense on the straight-line method over the term of the lease.  The difference between rent expense recorded and the amount paid is charged to accrued liabilities in the accompanying balance sheet.

Note 8
Mezzanine Financing

During July 2010, we initiated a private placement of our common stock at a price of $3.25 per common share to accredited investors.  During 2011 and 2010, we raised gross proceeds of approximately $580,000 and $1,036,000, respectively, from the issuance of 178,571 common shares and 318,879 common shares, respectively.  At December 31, 2010, a subscription receivable of $283,299 was outstanding relative to the gross proceeds from 2010 and was subsequently collected in January of 2011.  We engaged  a placement agent for this private placement and in exchange we paid the agent (i) a $25,000 advisor’s cash fee at the commencement of the offering; (ii) a placement agent commission equal to 10.0% of the gross proceeds of the private offering raised by the agent; and (iii) five-year common stock purchase warrants, entitling the agent to purchase a number  of shares equal to 15.0% of the shares sold by it in the offering at a price of $3.25 per share.  Total offering costs incurred during 2011 and 2010 were approximately $102,000 and $139,000, respectively, inclusive of fees paid to the agent.

During October 2010, a $1.00 conversion feature was added to three related party notes payable, which is described more fully in Note 5.  The Company and the note holders indicate that when the notes were originally funded from January through December of 2009, the feature was understood to have been part of the notes; however, when the notes were formalized, this conversion feature was omitted in error.  Because this error was discovered in September of 2010, the notes were amended to include the $1.00 conversion feature. This conversion feature was not disclosed in the above private placement and the Company determined to present the issuance of the common stock from the above private placement as mezzanine financing on the accompanying balance sheets.

During June 2012, the note holders and the Company agreed to modify the conversion price of the notes to $3.25 per share of common stock from $1.00 per share of common stock and the notes were converted.  As a result of this modification, the Company has reclassified the proceeds from this private placement from mezzanine financing to permanent equity at the time of the modification in June 2012.

EARTH911, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 9
Stockholders’ Equity

Authorized Capital Stock

The Company is authorized to issue two classes of stock, common and preferred.  The Company can issue up to 100,000,000 shares of common stock and 20,000,000 shares of preferred stock, both of which have a par value of $0.0001 per share. The shares of preferred stock may be issued from time to time in one or more series based upon an action of the Board of Directors.  The Board is authorized to determine the number of shares in each series and to fix the designation, powers, preferences, and rights of the shares of each such series, including, but not limited to, fixing the dividend rights, dividend rate, conversion rights and voting rights.

Share-Based Payments

In May 2011, the Company granted 1,000,000 non-qualified stock options to an executive officer that vest quarterly over a one-year period commencing July 1, 2011 and are exercisable over a ten-year period from the date of grant at an exercise price of $3.25 per share.  The aggregate grant-date fair value of this grant was $1,885,872.

Stock-based compensation expense recorded during the three months ended March 31, 2012 and 2011 was $424,318 and nil, respectively, and is included in the Company’s statement of operations under the caption “employee compensation and related expenses”.  Unrecognized compensation at March 31, 2012 related to this grant was $424,318 and is expected to be recognized over a weighted average period of 0.25 years.

In March 2012, the Board of Directors approved 250,000 stock options for three key employees and 100,000 stock options for one consultant.  The options vest at various dates beginning in October of 2012 and all have exercise prices to be determined based on the current market value at the next round of financing.  Based on the fact that the exercise price is not known at March 31, 2012, the Company has not reflected these grants as being outstanding for accounting purposes at such time.  Stock option activity during the three months ended March 31, 2012 was limited to the grants described above.  There was no stock option activity for the three months ended March 31, 2011.

As of March 31, 2012, all 1,000,000 options were outstanding, 750,000 of which had vested and were exercisable over a remaining contractual term of 9.25 years.  As of March 31, 2012, the aggregate intrinsic value of vested and unvested stock options was nil. We anticipate future common share issuances from exercises, if any, to also be issued from our authorized and unissued shares.

The grant date fair value of stock option grants is estimated using the Black-Sholes option valuation model.  The assumptions used in the Black-Scholes option valuation for the stock option granted above are as follows:  volatility of 66%; risk free interest rate of 2%, expected term of 5.4 years; and expected dividend yield of 0%.  The grant date fair value of the award described above was $1.89 per option. The risk free interest rate is based on United States Treasury rates with maturity dates approximating the expected term of the grant. Because we are a private company and common stock transactions are too infrequent, we cannot practicably estimate the expected volatility of our own stock price.  Accordingly, we have substituted the historical volatility of a relevant sector index, which we have generated from companies that are publicly traded and do business within the industry we operate.

EARTH911, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 10
Income Taxes

Income taxes for the three months ended March 31, 2012 and 2011 are as follows:

	Three Months ended March 31,
	(Unaudited)
	2012	2011

Current income tax expense (benefit)	$-	$7,400
Deferred income tax benefit	(347,200)	-
Total income tax expense (benefit)	(347,200)	7,400

For the three months ended March 31, 2012 and the year ended December 31, 2011, the effective tax rate differs from the federal statutory rate primarily due to permanent differences arising from a substantive debt conversion feature issued in 2010 in the approximate amount of $3,955,000, interest charges affected by this conversion feature and state income taxes.

At March 31, 2012 and December 31, 2011, amounts for components of the deferred tax assets are as follows:

	As of
	(Unaudited) March 31,	December 31,
	2012	2011
Components of deferred tax assest

Deferred tax assest - current:
Allowance for doubtful accounts (Quest)	$13,700	$12,300

Deferred tax assests - long term:
Accured interest expence	148,100	134,300
Deferred lease liability	54,500	38,300
Stock-based compensation	584,600	414,900
Net operating loss	479,000	332,900
Total long-term deferred tax assets	1,266,200	920,400

Total deferred tax assest	1,279,900	932,700

Deferred tax assets are reduced by a valuation allowance when uncertainties exist that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.  At March 31, 2012 and December 31, 2011, the Company has approximately $1.2 million and $0.8 million, respectively, of Federal and State net operating loss carry forwards that expire from December 31, 2016 to December 31, 2032.

EARTH911, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 11
Proposed Merger

In May 2012, we entered into an Agreement and Plan of Merger with YouChange Holdings Corp. (“YouChange”), a public company,  whereby upon the closing (intended to be in the third quarter of 2012), YouChange will issue shares of its common stock in exchange for all the outstanding capital stock of the Company such that the former Company stockholders will own 85% of the outstanding shares of YouChange’s common stock on a fully diluted basis, and the Company will become a wholly-owned subsidiary of YouChange.  In addition, outstanding options and warrants to acquire shares of capital stock of the Company will be exchanged for options and warrants to acquire shares of YouChange’s common stock using the same ratio that shares of the Company’s capital stock are exchanged for shares of YouChange common stock to achieve the 85% noted above.

Note 12
Subsequent Events

In March 2012, the three convertible related party notes described more fully in Note 5 elected to convert to common stock.  This conversion was later modified in June 2012 so that the notes were converted at a rate of $3.25 per share for 604,880 total shares.  This conversion is discussed more fully in Notes 5 and 8.

In June 2012, deferred compensation of $260,000 was converted into 80,000 shares of the Company’s common stock at $3.25 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YouChange Holdings Corp (Registrant)
Date: August 6, 2012
	By:	/s/ Jeffrey I. Rassás
Jeffrey I. Rassás
Chief Executive Officer

Exhibits		Page
Annex A	The Agreement and Plan of Merger dated June 14, 2012	151
Annex B	The Amended and Restated Bylaws of Infinity Resources Corp	209
Annex C	The Amended and Restated Articles of Incorporation of Infinity Resources Corp	227

Execution Version

AGREEMENT AND PLAN OF MERGER

DATED AS OF MAY 21, 2012

AMONG

YOUCHANGE HOLDINGS CORP;
YOUCHANGE MERGER SUBSIDIARY CORP.;
AND
EARTH911, INC.

TABLE OF CONTENTS

SECTION 1. THE MERGER		2
1.1	The Merger	2
1.2	Closing	2
1.3	Effective Time	2
1.4	Certificate of Incorporation, Articles of Incorporation, and Bylaws	2
1.5	Directors	3
1.6	Officers	3
1.7	Status and Conversion of Securities.	3
1.8	Further Documents	6
1.9	Internal Revenue Codes	6
SECTION 2. STOCKHOLDER APPROVALS; PROXY OR INFORMATION STATEMENT		7
2.1	Stockholder Approvals	7
2.2	Proxy or Information Statement.	7
2.3	Schedule 14F-1	8
SECTION 3. REPRESENTATIONS AND WARRANTIES		8
3.1	Representations and Warranties of YouChange and YCMS	8
3.2	Representations and Warranties of Earth911	18
3.3	No Other Representations or Warranties	27
SECTION 4. COVENANTS		27
4.1	Mutual Covenants of the Parties	27
4.2	Covenants of YouChange	29
4.3	Covenants of Earth911	31
4.4	Confidentiality	34
SECTION 5. CONDITIONS PRECEDENT TO OBLIGATIONS		35
5.1	Conditions Precedent to the Obligations of YouChange and YCMS	35
5.2	Conditions Precedent to the Obligations of Earth911	36
SECTION 6. WAIVER, MODIFICATION, ABANDONMENT		37
6.1	Waivers	37
6.2	Modification	37
6.3	Abandonment	38
6.4	Effect of Abandonment	38
SECTION 7. GENERAL		38
7.1	Indemnity Against Finders	38
7.2	Specific Performance	38
7.3	Controlling Law	39
7.4	Notices	39
7.5	Binding Nature of Agreement; No Assignment	40
7.6	Entire Agreement	40
7.7	Severability	40
7.8	Schedules	40
7.9	Paragraph Headings	41
7.10	Gender; Construction	41
7.11	Counterparts	41
7.12	Expenses	41
7.13	Non-Survival of Representations and Warranties	41

APPENDICES

1           Directors and Officers of YouChange

2           Parties to YouChange and YCMS Voting Agreement

3           Parties to Earth911 Voting Agreement

4           Parties to Severance and Noncompetition Agreement

5           Parties to Consulting Agreement

EXHIBITS

A           Certificate of Merger

B           Amended and Restated Articles of Incorporation

C           Amended and Restated Bylaws

D           YouChange and YCMS Voting Agreement

E           Earth911 Voting Agreement

F           Form of Severance and Noncompetition Agreement

G.           Form of Consulting Agreement

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (“Agreement”), dated as of May 21, 2012, among YouChange Holdings Corp, a Nevada corporation (“YouChange”); YouChange Merger Sub, a Delaware corporation and wholly owned subsidiary of YouChange (“YCMS”); and Earth911, Inc., a Delaware corporation (“Earth911”).

RECITALS

WHEREAS, YouChange, YCMS, and Earth911 have agreed to enter into a business combination transaction pursuant to which YCMS will merge with and into Earth911, with Earth911 continuing as the surviving corporation (the “Merger”), all upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Delaware General Corporation Law, as amended (the “DGCL”); and

WHEREAS, the respective Boards of Directors of each of You Change, YCMS, and Earth911 have approved this Agreement and the transactions contemplated hereby, including the Merger, subject to the terms and conditions hereof; and

WHEREAS, the respective Boards of Directors of each of YCMS and Earth911 have unanimously recommended to their respective stockholders the approval and adoption of this Agreement and the transactions contemplated hereby, including the Merger, in each case subject to the terms and conditions hereof; and

WHEREAS, the Board of Directors of YouChange has unanimously recommended to the stockholders of YouChange the approval of the amendment to its articles of incorporation; and

WHEREAS, the principal stockholders of YouChange as set forth on Appendix 2 hereto have agreed to vote their shares of common stock, $0.001 par value, of YouChange (the “YouChange Common Stock”), YouChange, the sole stockholder of YCMS, has agreed to vote its shares of common stock of YCMS, and the Earth911 Principal Stockholders (as hereinafter defined) have agreed to vote their shares of common stock, $0.0001 par value, of Earth911 (the “Earth911 Common Stock”), in favor of this Agreement and the transactions provided for herein; and

WHEREAS, YouChange, YCMS, and Earth911 desire to make certain representations, warranties, covenants, and agreements in connection with the transactions contemplated by this Agreement and to prescribe certain conditions to those transactions.
AGREEMENT

NOW, THEREFORE, the parties hereto hereby mutually covenant and agree as follows:

SECTION 1.
THE MERGER
1.1            The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as hereinafter defined), YCMS shall be merged with and into Earth911 in accordance with, and with the effects provided in, the applicable provisions of the DGCL.  Earth911 shall be the surviving corporation resulting from the Merger (the “Surviving Corporation”).  Earth911 shall continue to be governed by the laws of the state of Delaware and shall succeed to and assume all of the rights and obligations of YCMS.  The separate corporate existence of YCMS shall cease as a result of the Merger.

1.2            Closing.  The closing of the Merger shall take place at 10:00 a.m., local time, on July 1, 2012 or such other date as may be mutually agreed by YouChange, YCMS, and Earth911, which shall be no later than the third business day after satisfaction or waiver of the conditions set forth in Section 5 (the “Closing Date”), at the offices of Greenberg Traurig, LLP, 2375 East Camelback Road, Suite 700, Phoenix, Arizona, unless another date, time, or place is agreed to in writing by the parties hereto.

1.3            Effective Time.  Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the parties shall file a Certificate of Merger in the form of Exhibit A hereto, executed in accordance with the relevant provisions of the DGCL (the “Certificate of Merger”), and shall make all other filings or recordings required under the DGCL.  The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the state of Delaware, or at such other time as YouChange, YCMS, and Earth911 shall agree should be specified in the Certificate of Merger (the time the Merger becomes effective being hereinafter referred to as the “Effective Time”).

1.4            Certificate of Incorporation, Articles of Incorporation, and Bylaws
.
(a)           Certificate of Incorporation and Bylaws of the Surviving Corporation.

(i)           Certificate of Incorporation.  The Certificate of Incorporation of Earth911 as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with the DGCL or such Certificate of Incorporation.

(ii)           Bylaws.  The bylaws of Earth911 as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with the DGCL or such bylaws.

(b)           Articles of Incorporation and Bylaws of YouChange.

(i)           Articles of Incorporation.  The Articles of Incorporation of YouChange shall be amended and restated at the Effective Time as set forth in Exhibit B hereto until thereafter amended in accordance with Chapter 78 of the Nevada Revised Statutes (“NRS”) or such Articles of Incorporation, and the corporate name of YouChange shall become “Infinity Resources Corp.” (the “A&R Articles”).

(ii)           Bylaws.  The bylaws of YouChange shall be amended and restated at the Effective Time as set forth in Exhibit C hereto until thereafter amended in accordance with the NRS or such bylaws.

1.5            Directors.  The persons set forth in Appendix 1 hereto shall, from, and after the Effective Time, be the directors of YouChange until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.6            Officers.  The persons set forth in Appendix 1 hereto shall, from, and after the Effective Time, be the officers of YouChange, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

1.7            Status and Conversion of Securities.

(a)           Conversion of Earth911 Stock into YouChange Stock.  As of the Effective Time, each share of Earth911 Common Stock issued and outstanding as of the Effective Time, by reason of the Merger and without any action on the part of the holders thereof, shall be automatically converted into the right to receive and shall be exchangeable for a number of shares of YouChange Common Stock equal to (i) the quotient of (A) the number of issued and outstanding shares of YouChange Common Stock as of the Effective Time (after taking into effect the 1-for-5 reverse stock split of the YouChange Common Stock) divided by (B) 0.15, less (ii) the number of issued and outstanding shares of YouChange Common Stock as of the Effective Time (after taking into effect the 1-for-5 reverse stock split of the YouChange Common Stock), divided by (iii) the number of shares of Earth911 Common Stock issued and outstanding as of the Effective Time (the “Conversion Rate”), so that the stockholders of Earth911 Common Stock as of the Effective Time shall hold an aggregate of 85% of the issued and outstanding shares of YouChange Common Stock immediately following the Effective Time; provided, that any shares of Earth911 Common Stock owned by YouChange or held in the treasury of Earth911 shall be cancelled and all rights in respect thereof shall cease to exist and no cash or securities or other property shall be issued in respect thereof (collectively, the “Merger Consideration”).  For example, if there are 7,900,000 shares of YouChange Common Stock issued and outstanding as of the Effective Time (after taking into effect the 1-for-5 reverse stock split of the YouChange Common Stock) and 36,000,000 shares of Earth911 Common Stock issued and outstanding as of the Effective Time, the Conversion Rate would be calculated as follows: 7,900,000/.15 = 52,666,666.67 - 7,900,000 = 44,766,666.67/36,000,000 = 1.2435.

(b)           Fractional Shares.  Notwithstanding the foregoing, in lieu of the issuance or recognition of fractional shares of YouChange Common Stock or interests or rights therein, each former stockholder of Earth911 other than YouChange shall be issued one share of YouChange Common Stock for each fractional share to which each such stockholder shall be entitled.

(c)           Exchange of Certificates.  As of the Effective Time, each holder other than YouChange of an outstanding certificate or certificates theretofore representing shares of Earth911 Common Stock (“Earth911 Stock Certificates”), upon surrender thereof to such bank, trust company, or other person, including YouChange, as shall be mutually designated by YouChange and Earth911 (“Exchange Agent”), shall be entitled to receive in exchange therefor a certificate or certificates representing the number of whole shares of YouChange Common Stock into which the shares of Earth911 Common Stock theretofore represented by such surrendered certificate or certificates shall have been converted.  Until so surrendered, each outstanding certificate theretofore representing shares of Earth911 Common Stock shall be deemed for all purposes, other than the payment of dividends or other distributions, if any, in respect of YouChange Common Stock, to represent the number of whole shares of YouChange Common Stock into which the shares of Earth911 Common Stock theretofore represented thereby shall have been converted at the Conversion Rate.  No dividend or other distribution, if any, payable to holders of shares of YouChange Common Stock shall be paid to the holders of certificates theretofore representing shares of Earth911 Common Stock; provided, however, that upon surrender and exchange of such Earth911 Stock Certificates there shall be paid to the record holders of the stock certificate or certificates issued in exchange therefor, the amount, without interest thereon, of dividends and other distributions, if any, which theretofore but subsequent to the Effective Time have been declared and become payable with respect to the number of whole shares of YouChange Common Stock into which the shares of Earth911 Common Stock theretofore represented thereby shall have been converted.

(d)           Options To Purchase Earth911 Common Stock
.
(i)           The terms of each outstanding option to purchase shares of Earth911 Common Stock (an “Earth911 Stock Option”), whether or not exercisable or vested, shall be adjusted as necessary to provide that, at the Effective Time, each Earth911 Stock Option outstanding immediately prior to the Effective Time shall be converted into an option (each, an “Adjusted Option”) to acquire, on the same terms and conditions as were applicable under such Earth911 Stock Option immediately prior to the Effective Time, the number of shares of YouChange Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of Earth911 Common Stock subject to such Earth911 Stock Option immediately prior to the Effective Time multiplied by (ii) the Conversion Rate.  The exercise price per share of YouChange Common Stock subject to any such Adjusted Option will be (A) for any such Adjusted Option with a fixed exercise price, an amount (rounded up to the nearest whole cent) equal to the quotient of (1) the exercise price per share of Earth911 Common Stock subject to the Earth911 Stock Option immediately prior to the Effective Time divided by (2) the Conversion Rate; or (B) for any such Adjusted Option without a fixed exercise price, an amount (rounded up to the nearest whole cent) equal to the closing bid price of YouChange Common Stock on the first trading day after the Effective Time.  For the avoidance of doubt (i) the exercise price of, and number of shares subject to, each Adjusted Option shall be determined as necessary to comply with Section 409A of the Code, (ii) any fractional share of YouChange Common Stock resulting from an aggregation of all the shares subject to any Earth911 Stock Option of a holder granted under a particular award agreement with the same exercise price shall be rounded down to the nearest whole share, and (iii) for any Earth911 Stock Option to which Section 421 of the Code applies as of the Effective Time (after taking into account the effect of any accelerated vesting thereof, if applicable) by reason of its qualification under any of Sections 422 through 424 of the Code, the exercise price, the number of shares purchasable pursuant to such option, and the terms and conditions of exercise of such option shall be determined in order to comply with Section 424 of the Code.

(ii)           YouChange shall take such actions as are necessary for the assumption of the Earth911 Stock Options, pursuant to this Section 1.7(d), including the reservation, issuance, and listing of YouChange Common Stock as is necessary to effectuate the transactions contemplated by this Section 1.7(d).  YouChange shall prepare and file with the SEC a registration statement on an appropriate form, or a post-effective amendment to a registration statement previously filed under the Securities Act, with respect to the shares of YouChange Common Stock subject to the Earth911 Stock Options, and, where applicable, shall have such registration statement declared effective as soon as practicable following the Effective Time and maintain the effectiveness of such registration statement covering such Earth911 Stock Options (and maintain the current status of the prospectus contained therein) for so long as such Earth911 Stock Options remain outstanding.  With respect to those individuals, if any, who, subsequent to the Effective Time, will be subject to the reporting requirements under Section 16(a) of the Exchange Act, where applicable, YouChange shall administer any Earth911 stock option agreement assumed pursuant to this Section 1.7(d) in a manner that complies with Rule 16b-3 promulgated under the Exchange Act to the extent such Earth911 stock option agreement complied with such rule prior to the Merger.

(e)           Warrants To Purchase Earth911 Common Stock
.
(i)           The terms of each outstanding warrant to purchase shares of Earth911 Common Stock (an “Earth911 Warrant”), whether or not exercisable or vested, shall be adjusted as necessary to provide that, at the Effective Time, each Earth911 Warrant outstanding immediately prior to the Effective Time shall be converted into a warrant (each, an “Adjusted Warrant”) to acquire, on the same terms and conditions as were applicable under such Earth911 Warrant immediately prior to the Effective Time, the number of shares of YouChange Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of Earth911 Common Stock subject to such Earth911 Warrant immediately prior to the Effective Time multiplied by (ii) the Conversion Rate.  The exercise price per share of YouChange Common Stock subject to any such Adjusted Warrant will be an amount (rounded up to the nearest whole cent) equal to the quotient of (1) the exercise price per share of Earth911 Common Stock subject to the Earth911 Warrant immediately prior to the Effective Time divided by (2) the Conversion Rate.  For the avoidance of doubt, any fractional share of YouChange Common Stock resulting from an aggregation of all the shares subject to any Earth911 Warrant of a holder granted under a particular warrant agreement with the same exercise price shall be rounded down to the nearest whole share.

(ii)           YouChange shall take such actions as are necessary for the assumption of the Earth911 Warrants, pursuant to this Section 1.7(e), including the reservation, issuance, and listing of YouChange Common Stock as is necessary to effectuate the transactions contemplated by this Section 1.7(e).  YouChange shall prepare and file with the SEC a registration statement on an appropriate form, or a post-effective amendment to a registration statement previously filed under the Securities Act, with respect to the shares of YouChange Common Stock subject to the Earth911 Warrants, and, where applicable, shall have such registration statement declared effective as soon as practicable following the Effective Time and maintain the effectiveness of such registration statement covering such Earth911 Warrants (and maintain the current status of the prospectus contained therein) for so long as such Earth911 Warrants remain outstanding.

(f)           Dissenting Shares.  Notwithstanding anything in this Agreement to the contrary, shares of Earth911 Common Stock issued and outstanding immediately prior to the Effective Time and held by any stockholder that did not vote in favor of the Merger and that complies with Section 262 of the DGCL shall not be converted into the right to receive any Merger Consideration, but instead shall be converted into the right to receive such consideration as may be determined to be due such stockholder pursuant to the DGCL.  If any such stockholder shall have failed to perfect or shall have effectively withdrawn or lost such stockholder’s rights to appraisal under the DGCL, that stockholder’s shares of Earth911 Common Stock shall thereupon be converted into the right to receive, as of the Effective Time, the applicable portion of the Merger Consideration without any interest.  Earth911 shall give YouChange (i) prompt notice of any written demands for appraisal of Earth911 Common Stock, attempted withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by Earth911 relating to stockholders’ rights of appraisal, and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under the DGCL.  Earth911 shall not, except with the prior written consent of YouChange, voluntarily make any payment with respect to any demands for appraisal of Earth911 Common Stock, offer to settle or settle any demands, or approve any withdrawal of any such demands.

(g)           YCMS Stock.  At the Effective Time, each of the 1,000 outstanding shares of Common Stock of YCMS shall be converted into one share of Common Stock of the Surviving Corporation.

1.8            Further Documents.  From time to time, on and after the Effective Time, as and when reasonably requested by YouChange, the appropriate officers and directors of Earth911 as of the Effective Time shall, for, and on behalf and in the name of Earth911 or otherwise, execute and deliver all such deeds, bills of sale, assignments, and other instruments and shall take or cause to be taken such further or other actions as YouChange may deem reasonably necessary or desirable in order to confirm of record or otherwise to the Surviving Corporation title to and possession of all of the properties, rights, privileges, powers, franchises, and immunities of Earth911 and otherwise to carry out fully the provisions and purposes of this Agreement.

1.9            Internal Revenue Codes.  The parties hereto intend that the transactions contemplated by this Agreement shall qualify as a reorganization under Section 368(a)(2)(E) of the Internal Revenue Code (the “Code”), and each party hereto will take all necessary and appropriate actions in order to accomplish such intent.  This Agreement constitutes a “Plan of Reorganization” as required by Treasury Regulation Section 1.368-3(a) and has been duly adopted by each party hereto as such.  Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, the parties acknowledge and agree that no party is making any representation or warranty, and no legal or other opinions will be provided, as to the qualification of the Merger as a reorganization under Section 368 of the Code or as to the effect, if any, that any transaction consummated prior to the Closing Date has or may have on any such reorganization status.  The parties acknowledge and agree that each (i) has had the opportunity to obtain independent legal and tax advice with respect to the transaction contemplated by this Agreement, and (ii) is responsible for paying its own Taxes (as hereinafter defined), including without limitation, any adverse Tax consequences that may result if the transaction contemplated by this Agreement is not determined to qualify as a reorganization under Section 368 of the Code.

SECTION 2.
STOCKHOLDER APPROVALS; PROXY OR INFORMATION STATEMENT

2.1            Stockholder Approvals.  Meetings or written consents in lieu of a meeting of the stockholders of YouChange, YCMS, and Earth911 shall be held or obtained in accordance with the laws of their respective states of incorporation, on or before June 15, 2012, 2012 (or such later date or dates as may be approved by their Boards of Directors), to consider and act upon the adoption of this Agreement, approval of the A&R Articles, and approval of the transactions contemplated by this Agreement, as the case may be for each such party.  As a further inducement to the parties to enter into this Agreement, the stockholders of YouChange and YCMS listed on Appendix 2 hereto (the “YouChange and YCMS Principal Stockholders”) shall execute and deliver to Earth911, and the stockholders of Earth911 listed on Appendix 3 hereto (the “Earth911 Principal Stockholders”) shall execute and deliver to YouChange and YCMS, upon the execution of this Agreement, a voting agreement in the form of Exhibit D (the “YouChange and YCMS Voting Agreement”) and Exhibit E (the “Earth911 Voting Agreement”), respectively, pursuant to which the YouChange and YCMS Principal Stockholders and the Earth911 Principal Stockholders separately agree to vote the common stock owned by them in favor of this Agreement, approval of the A&R Articles, and approval of the transactions contemplated hereby, as the case may be for each such party.

2.2            Proxy or Information Statement.

(a)           Preparation of Proxy or Information Statement.  YouChange shall prepare and file, as required, with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”) or an information statement (the “Information Statement”) with respect to this Agreement and the transactions provided for herein.

(b)           Information Respecting YouChange and YCMS.  YouChange shall furnish for inclusion in the Proxy Statement or Information Statement such information about YouChange and YCMS as may reasonably be necessary.  YouChange represents and warrants that the information so supplied, as it may be revised from time to time by YouChange or YCMS, will not contain any statement that, as of the time the Proxy Statement or Information Statement is distributed and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or that omits to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading.

(c)           Information Respecting Earth911.  Earth911 shall furnish for inclusion in the Proxy Statement or the Information Statement such information about Earth911 as may be reasonably necessary.  Earth911 represents and warrants that the information so supplied, as it may be revised from time to time by Earth911, will not contain any statement that, as of the time the Proxy Statement or Information Statement is distributed and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or that omits to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading.

(d)           Amendments to Proxy Statement or Information Statement .  If, at any time prior to or after the meeting of YouChange Stockholders, it shall be necessary to amend or supplement the Proxy Statement or Information Statement to correct any statement or omission with respect to YouChange, YCMS, or Earth911, in order to comply with any applicable legal requirements, YouChange, YCMS, or Earth911, as the case may be, shall supply the necessary information to the other party.  To the extent necessary to comply with applicable legal requirements, YouChange shall amend or supplement the Proxy Statement or Information Statement.

2.3            Schedule 14F-1.  YouChange shall prepare and file, as required, with the SEC a Schedule 14F-1 with respect to the persons designated as directors of YouChange pursuant to Section 1.5 hereof.  Earth911 shall furnish for inclusion in the Schedule 14F-1 such information about the designated directors as may be reasonably necessary.  Earth911 represents and warrants that the information so supplied, as it may be revised from time to time by Earth911, will not contain any statement that, as of the time the Schedule 14F-1 is distributed and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or that omits to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading.

SECTION 3.
REPRESENTATIONS AND WARRANTIES

3.1            Representations and Warranties of YouChange and YCMS.  Except as otherwise set forth in the YouChange Disclosure Schedules heretofore delivered by YouChange to Earth911, YouChange and YCMS represent and warrant to Earth911 as follows:

(a)           Due Incorporation, Good Standing, and Qualification.  Each of YouChange and its subsidiaries (including YCMS) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own, operate, and lease its properties and to carry on its business as now being conducted.  Neither YouChange nor any subsidiary of YouChange is subject to any material liability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction.  Schedule 3.1(a) hereto sets forth, as of the date of this Agreement, each jurisdiction in which each of YouChange and its subsidiaries is qualified to do business.  YCMS is a wholly owned subsidiary of YouChange and, apart from matters arising under this Agreement, has no significant assets, liabilities, or business.

(b)           Corporate Authority.  YouChange and YCMS have the corporate power and authority (subject to any requisite approval of the YouChange and YCMS stockholders) to enter into this Agreement and to carry out the transactions contemplated hereby.  The Board of Directors of YouChange and YCMS have duly authorized the execution, delivery, and performance of this Agreement. Other than stockholder approval, no other corporate proceedings on the part of YouChange or its subsidiaries are necessary to authorize the execution and delivery by YouChange and YCMS of this Agreement or the consummation by YouChange and YCMS of the transactions contemplated hereby.  This Agreement has been duly executed and delivered by YouChange and YCMS and, assuming due authorization, execution, anddelivery hereof by each of the other parties hereto, constitutes a legal, valid, and binding agreement of YouChange and YCMS, enforceable against YouChange and YCMS in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors’ rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

(c)           Capital Stock.  As of the date of this Agreement, YouChange has authorized capital stock consisting of 60,000,000 shares of YouChange Common Stock, $0.001 par value, of which 42,674,269 shares are issued and outstanding (exclusive of 75,000 treasury shares).  As of such date, 1,000,000 shares of YouChange Common Stock are reserved for issuance upon the exercise of outstanding YouChange stock options and 300,000 shares of YouChange Common Stock are reserved for issuance upon the exercise of outstanding YouChange stock warrants.  All of the issued and outstanding shares of capital stock of YouChange and of each of its subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights.  As of the date of this Agreement, the outstanding shares of YouChange Common Stock are owned as set forth in Schedule 3.1(c) hereto.

(d)           Options, Warrants, and Rights.  Neither YouChange nor any subsidiary of YouChange has any outstanding options, warrants, or other rights to purchase, convert any obligation into, or otherwise acquire any shares of its capital stock, other than as set forth in Schedule 3.1(d) hereto.

(e)           Subsidiaries.  The outstanding shares of capital stock of the subsidiaries of YouChange are owned by YouChange free and clear of all claims, liens, charges, and encumbrances.  YouChange does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any corporation or other business other than with respect to its subsidiaries.

(f)           Financial Statements.  The Consolidated Balance Sheets of YouChange and its subsidiaries as of June 30, 2011 and June 30, 2010, and the related Consolidated Statements of Operations, Stockholders’ Equity, and Cash Flows of YouChange and its subsidiaries for the years ended June 30, 2011 and June 30, 2010, and for the period from August 22, 2008 (inception) to June 30, 2011, and all related schedules and notes to the foregoing, have been audited by Semple, Marchal & Cooper, LLP, registered independent public accountants, and the Consolidated Balance Sheet of YouChange and its subsidiaries as of December 31, 2011, and the related Consolidated Statements of Operations, Stockholders’ Equity, and Cash Flows of YouChange and its subsidiaries for the three and six months ended December 31, 2011, and for the period from August 22, 2008 (inception) to December 31, 2011, and all related schedules and notes to the foregoing, have been prepared by YouChange without audit.  All of the foregoing financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), applied on a consistent basis, and fairly present, in all material respects, the financial position, results of operations, and changes in financial position of YouChange and its subsidiaries as of their respective dates and for the periods indicated.  Neither YouChange nor any subsidiary of YouChange has any material liabilities, obligations, or commitments of a type that would be required to be disclosed in a balance sheet prepared in accordance with GAAP, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated, or otherwise, except as and to the extent disclosed or reflected in the Consolidated Balance Sheet of YouChange and its subsidiaries as of December 31, 2011 (the “YouChange Base Balance Sheet”), or incurred since the date of the YouChange Base Balance Sheet in the ordinary course of business.

(g)           No Material Adverse Change.  Since December 31, 2011, there has not been and there is not threatened (i) any material adverse change in the financial condition, business, properties, assets, or results of operations of YouChange and its subsidiaries taken as a whole; (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of YouChange or any subsidiary of YouChange that materially affects or impairs the ability of YouChange and its subsidiaries to conduct their businesses taken as a whole; (iii) any event or condition of any character that has materially and adversely affected the business, condition, or prospects (financial or otherwise) of YouChange and its subsidiaries taken as a whole; or (iv) any mortgage or pledge of any material amount of the assets or properties of YouChange or any subsidiary of YouChange, or any indebtedness incurred by YouChange or any subsidiary of YouChange, other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

(h)           Title to Properties.  Each of YouChange and its subsidiaries has good and marketable title to all of its real and personal assets and properties, including all assets and properties reflected in the YouChange Base Balance Sheet, or acquired subsequent to the date of the YouChange Base Balance Sheet, except properties disposed of subsequent to that date in the ordinary course of business or properties relating to discontinued operations.  Such assets and properties are not subject to any mortgage, pledge, lien, claim, encumbrance, charge, security interest, title retention, or other security arrangement, except for liens for the payment of federal, state, or other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of YouChange and its subsidiaries or the ownership of their assets or properties that were not incurred in connection with the borrowing of money or the obtaining of advances, and that do not in the aggregate materially detract from the value of the assets or properties of YouChange and its subsidiaries taken as a whole or materially impair the use thereof in the operation of their respective businesses, except in each case as disclosed in the YouChange Base Balance Sheet.  All leases pursuant to which YouChange or any subsidiary of YouChange leases real or personal property are valid and effective in accordance with their respective terms.  Schedule 3.1(h) hereto sets forth, as of the date hereof, a list of all mortgages and real and personal property leases used to conduct the business of YouChange or its subsidiaries.

(i)           Condition of Assets and Properties.  The buildings, equipment, machinery, fixtures, furniture, furnishings, office equipment, and all other tangible personal assets and properties presently used in, or necessary for the operation of, the business of YouChange or its subsidiaries, do not require any repairs other than normal maintenance and are in good operating condition and in a state of reasonable maintenance and repair.

(j)           Litigation.  There are no actions, suits, proceedings, or other litigation pending or, to the knowledge of YouChange, threatened against YouChange or any of its subsidiaries, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that, if determined adversely to YouChange or its subsidiaries, would individually or in the aggregate have a material adverse effect on the business, assets, properties, or operations, or on the condition, financial or otherwise, of YouChange and its subsidiaries, taken as a whole.  Neither YouChange nor any subsidiary of YouChange is a party to any decree, order, or arbitration award (or agreement entered into in any administrative, judicial, or arbitration proceeding with any governmental authority) with respect to or affecting any of its assets or properties or the use thereof or the conduct of its business.  Neither YouChange, nor any subsidiary of YouChange, nor, to YouChange’s knowledge, any officer, director, manager, employee, or agent of YouChange or any subsidiary of YouChange has made any oral or written warranties with respect to the quality or absence of defect of the products or services sold or performed by YouChange or any subsidiary of YouChange that are in force as of the date hereof.  There are no material claims pending, anticipated, or, to the knowledge of YouChange, threatened against YouChange or any subsidiary of YouChange with respect to the quality of or absence of defects in such products or services.  Neither YouChange nor any subsidiary of YouChange has been required to pay direct, incidental, or consequential damages to any person or entity in connection with any of such products or services at any time during the five-year period preceding the date of this Agreement.

(k)           Licenses and Permits.  Neither YouChange nor any subsidiary of YouChange is subject to any material disability or liability by reason of its failure to possess any license, permit, franchise, certificate, consent, approval, or authorization.  Each of YouChange and its subsidiaries has all licenses, permits, franchises, certificates, consents, approvals, and authorizations of whatever kind and type, governmental or private, necessary for the business conducted by it and the ownership or use of all assets and properties and the premises occupied by it.  Schedule 3.1(k) hereto constitutes a true, correct, and complete list of all licenses, permits, franchises, certificates, consents, approvals, and authorizations necessary for the conduct of the business of YouChange and its subsidiaries.

(l)           Intellectual Property.  Each of YouChange and its subsidiaries owns or holds all of the rights to use all trademarks, trade names, trade secrets, logos, fictitious names, service marks, slogans, patents, and copyrights that are used in or necessary to the operation of its business.  Schedule 3.1(l) hereto constitutes, as of the date hereof, a true, complete, and correct list of all of the registered intellectual property and applications therefor owned by or exclusively licensed to YouChange or its subsidiaries.  To the knowledge of YouChange, none of the matters covered by the intellectual property, nor any of the products or services sold or provided by YouChange or any subsidiary of YouChange, nor any of the processes used or the business practices followed by YouChange or any subsidiary of YouChange, infringes or has infringed upon any patent, trademark, trademark right, trade name, trade name right, trade secret, logo, fictitious name, service mark, slogan, or copyright owned by any person or entity (or any application with respect thereto), or constitutes unfair competition.  Neither YouChange nor any subsidiary of YouChange is, and following the Effective Time neither YouChange nor any subsidiary of YouChange will be, obligated to pay any royalty or other payment with respect to any intellectual property.  To the knowledge of YouChange, no person or entity is producing, providing, selling, or using products or services that would constitute an infringement of any intellectual property of YouChange or any of its subsidiaries.

(m)           No Violation.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by YouChange or any subsidiary of YouChange of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to (i) any provision or restriction of any charter, bylaw, stockholders’ agreement, operating agreement, voting trust, proxy, or other similar agreement of YouChange or known to YouChange; (ii) any loan agreement, indenture, lease, mortgage, or lien of YouChange or any subsidiary of YouChange; (iii) any provision or restriction of any lien, lease agreement, contract, or instrument to which YouChange or any subsidiary of YouChange is a party or by which any of them is bound; or (iv) any order, judgment, award, decree, law, rule, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of YouChange or any subsidiary of YouChange is subject or by which YouChange or any subsidiary of YouChange is bound.  Neither the execution and delivery by YouChange of this Agreement or any of the other agreements contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby, will result in the creation of any lien, claim, right, charge, encumbrance, or security interest of any nature or type whatsoever with respect to any of the stock, assets, or properties of any of YouChange or any subsidiary of You Change.

(n)           Taxes
.
(i)           Except as otherwise set forth on Schedule 3.1(n) hereto, YouChange has duly filed in correct form all Tax Returns (as hereinafter defined) relating to the activities of YouChange and its subsidiaries required or due to be filed (with regard to applicable extensions) on or prior to the date hereof.  All such Tax Returns are complete and accurate in all material respects, and YouChange has paid or made provision for the payment of all Taxes (as hereinafter defined) that have been incurred or are due or claimed to be due from YouChange or any of its subsidiaries by foreign, federal, state, or local taxing authorities for all periods ending on or before the date hereof, other than Taxes or other charges that are not delinquent or are being contested in good faith and have not been finally determined and have been disclosed to Earth911.  The amounts set up as reserves for Taxes on the books of YouChange and its subsidiaries are sufficient in the aggregate for the payment of all unpaid Taxes (including any interest or penalties thereon), whether or not disputed, accrued, or applicable.  To the knowledge of YouChange, no claims for Taxes or assessments are being asserted or threatened against YouChange or any of its subsidiaries.  YouChange has furnished to Earth911 a copy of all Tax Returns filed for it within the five-year period prior to the date of the Agreement.  For purposes of this Agreement, the term “Taxes” shall mean all taxes, charges, fees, levies, or other assessments, including, income, gross receipts, excise, property, sales, transfer, license, payroll, franchise, and withholding taxes, imposed by the United States or any state, local, or foreign government or subdivision or agency thereof, and such term shall include any interest, penalties, or additions to tax attributable to such assessments or to the failure to file any Tax Return; and the term “Tax Return” shall mean any report, return, or other information required to be supplied to a taxing authority or required by a taxing authority to be supplied to any other person.

(ii)           YouChange has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.  Neither YouChange nor any of its subsidiaries has any non-accountable expense reimbursement arrangement within the meaning of Treasury Regulation Section 1.62-2(c).

(iii)           Neither YouChange nor any of its subsidiaries have distributed the stock of any corporation in a transaction satisfying the requirements of Section 355 of the Code within the last five years, and the stock of YouChange and its subsidiaries has not been distributed in a transaction satisfying the requirements of Section 355 of the Code within the last five years.

(iv)           Neither YouChange nor any of its subsidiaries has entered into any transaction identified as a “reportable transaction” for purposes of Treasury Regulation Section 301.6011-4(b).  If either YouChange or its subsidiaries has entered into any transaction such that, if the treatment claimed by it were to be disallowed, the transaction would constitute a substantial understatement of federal income tax within the meaning of Section 6662 of the Code, then it believes that it has either (A) substantial authority for the tax treatment of such transaction or (B) disclosed on its Tax Return the relevant facts affecting the tax treatment of such transaction.

(v)           YouChange and its subsidiaries are not, and have not in the last five years been, a “United States real property holding corporation” within the meaning of the Code and any applicable regulations promulgated thereunder.  None of the stockholders of YouChange or its subsidiaries is a foreign person within the meaning of Section 1445 of the Code.

(vi)           Neither YouChange nor any of its subsidiaries has agreed, and is not required, to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise for any taxable period (or portion thereof) ending after the Closing Date.

(vii)           YouChange is not an “investment company” as defined in Section 368(a)(2)(F)(iii) of the Code.

(viii)           YouChange has no present plan or intention to reacquire any of the YouChange Common Stock issued in the Merger in a manner that would cause the Merger to fail to be treated as a reorganization under Section 368 of the Code.

(ix)           Following the Merger, YouChange will continue Earth911’s historic business or use a significant portion of Earth911’s historic business assets in a business as required by Section 368 of the Code and the Treasury Regulations promulgated thereunder.

(x)           YouChange has no present, and as of the Effective Time will have no, plan or intention to liquidate Earth911, to merge Earth911 with and into another corporation (except pursuant to the Merger), to sell or otherwise dispose of the stock of Earth911, except for any transfer to a corporation controlled by YouChange in accordance with Treas. Reg. § 1.368-2(k)(2), or to cause Earth911 to sell or otherwise dispose of any of its assets or any of the assets acquired from YCMS in the Merger, except for dispositions made in the ordinary course of business or transfers to corporations controlled by YouChange.

(xi)           Neither YouChange nor any of its affiliates has taken or agreed to take any action that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(o)           Accounts Receivable.  Each account receivable of YouChange or any subsidiary of YouChange has arisen from a bona fide transaction in the ordinary course of business, is valid and enforceable, and is fully collectible, subject to no known defenses, setoffs, or counterclaims, except to the extent of the reserve reflected in the books of YouChange and its subsidiaries or in such other amount that is not material in the aggregate.

(p)           Contracts.  Neither YouChange nor any subsidiary of YouChange is a party to (i) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, or profit sharing (other than profit sharing or bonus arrangements with officers and key personnel of subsidiaries); (ii) any collective bargaining or other contract or agreement with any labor union; (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations, except, in each case, items included within aggregate amounts disclosed in the YouChange Base Balance Sheet, (iv) any employment agreement or other similar arrangement not terminable upon 90 days or less notice without penalty to it; (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $5,000; (vi) any contract or agreement creating an obligation of $5,000 or more; (vii) any contract or agreement that by its terms does not terminate or is not terminable without penalty to it within one year after the date hereof; (viii) any loan agreement, indenture, promissory note, conditional sales agreement, or other similar type of arrangement; (ix) any material license agreement; or (x) any contract that may result in a material loss or obligation to it.  All contracts, agreements, and other arrangements to which YouChange or any subsidiary of YouChange is a party are valid and enforceable in accordance with their terms; YouChange, its subsidiaries, and all other parties to each of the foregoing have performed, in all material respects, all obligations required to be performed to date; neither YouChange, nor any subsidiary of YouChange, nor any such other party is in default or in arrears under the terms of any of the foregoing; and no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute a default under any of them.

(q)           Compliance with Law and Other Regulations.

(i)           General.  Each of YouChange and its subsidiaries is in compliance in all material respects with all requirements of foreign, federal, state, and local law and all requirements of all governmental bodies and agencies having jurisdiction over it, the conduct of its business, the use of its assets and properties, and all premises occupied by it unless such noncompliance will not have a material adverse effect on YouChange and its subsidiaries taken as a whole.  Without limiting the foregoing, each of YouChange and its subsidiaries has properly filed all reports, paid all monies, and obtained all licenses, permits, certificates, and authorizations needed or required for the conduct of its business and the use of its assets and properties and the premises occupied by it in connection therewith and is in compliance in all material respects with all conditions, restrictions, and provisions of all of the foregoing.  Neither YouChange nor any subsidiary of YouChange has received any notice from any foreign, federal, state, or local authority or any insurance or inspection body that any of its assets, properties, facilities, equipment, or business procedures or practices fails to comply with any applicable law, ordinance, regulation, building, or zoning law, or requirement of any public authority or body. Neither YouChange nor any subsidiary of YouChange is subject to or has been threatened with any material fine, penalty, liability, or disability as the result of its failure to comply with any requirement of foreign, federal, state, or local law or regulation or any requirement of any governmental body or agency having jurisdiction over it, the conduct of its business, the use of its assets and properties, or any premises occupied by it.

(ii)           Environmental.  Without limiting the foregoing, there is no environmental contamination, toxic waste, or other discharge, spill, construction component, structural element, or condition adversely affecting any of the properties owned, leased, or used by YouChange or any of its subsidiaries, nor has YouChange or any of its subsidiaries received any official notice or citation that any of its assets or properties in any way contravene any federal, state, or local law or regulation relating to environmental, health, or safety matters, including any requirements of the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) or any Occupational Safety and Health Administration (“OSHA”) requirements.  There has been no (A) storage, treatment, generation, or transportation, or (B) spill, discharge, leak, emission, injection, escape, dumping, or release of any kind into the environment (including into air, water, or ground water) of any materials (including industrial, toxic, or hazardous substances or solid, medical, or hazardous waste) by, or on behalf of, YouChange or any of its subsidiaries or from any property owned, leased, or used by YouChange or any of its subsidiaries in violation of any applicable foreign, federal, state, or local law, statute, rule, or regulation or the common law or any decree, order, arbitration award, or agreement with or any license or permit from any foreign, federal, state, or local governmental authority.  Schedule 3.1(q)(ii) hereto sets forth, as of the date hereof, a complete list of all aboveground and underground storage tanks, vessels, and related equipment and containers that are or have been used by YouChange or its subsidiaries, or are located on property owned, leased, or operated by YouChange or its subsidiaries, and that are subject to foreign, federal, state or local laws, statutes, rules or regulations, and such schedule sets forth their present contents, what the contents have been at any time in the past, and what program of redemption, if any, is contemplated with respect thereto.

(r)           Employee Benefit and Employment Matters
.
(i)           ERISA Matters.  Each of YouChange and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of YouChange and its subsidiaries are eligible to participate, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations.  Neither YouChange nor any of its subsidiaries has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.  Each of YouChange and its subsidiaries has furnished to Earth911 true and complete copies of, and listed on Schedule 3.1(r)(i) hereto, each pension plan, welfare plan, and employment benefit plan applicable to YouChange or its subsidiaries or with respect to which YouChange or its subsidiaries or any ERISA Affiliate (as hereinafter defined) contributes or has or may have actual or contingent liability (including any such liability under any terminated plan) and related trust agreements or annuity contracts, Internal Revenue Service determination letters, and summary plan descriptions; all of the foregoing plans, agreements, and commitments are valid, binding, and in full force and effect, and there are no defaults thereunder; and none of the rights of YouChange or its subsidiaries or any of its ERISA Affiliates (as hereinafter defined) thereunder will be impaired by this Agreement  or the consummation of the transactions contemplated by this Agreement.  For purposes of this Agreement, an “ERISA Affiliate” of a party shall be another entity that is considered a single employer with such party under Section 414 of the Code.

(ii)           Labor Matters.  Each of YouChange and its subsidiaries has complied with all other applicable foreign, federal, state, and local laws relating to the employment of labor, including, without limitation, the provisions thereof relating to wages, hours, collective bargaining, working conditions, and payment of taxes of any kind, and neither YouChange nor any subsidiary of YouChange is liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing or has any obligations for any vacation, sick leave, or other compensatory time except in the ordinary course of business consistent with past periods.  Neither YouChange nor any subsidiary of YouChange is a party to any collective bargaining or other contract or agreement with any labor union, and there is no request for union representation pending or threatened against YouChange or any subsidiary of YouChange.  There is not pending or threatened any (A) labor dispute, grievance, strike, or work stoppage involving any of the employees of YouChange or any subsidiary of YouChange, (B) charge or complaint against or involving any employees of YouChange or any subsidiary of YouChange by the National Labor Relations Board, the Department of Labor, the OSHA, or any similar foreign, federal, state, or local board or agency, or (C) unfair employment or labor practice charges by or on behalf of any employee of YouChange or any subsidiary of YouChange.

(iii)           Arrangements with Employees.  The employment of each employee of YouChange and its subsidiaries is terminable at will without cost to YouChange or its subsidiaries.  All officers and independent contractors of YouChange and its subsidiaries are paid salaries or other compensation in accordance with the amounts set forth in Schedule 3.1(r)(iii) hereto, and Schedule 3.1(r)(iii) correctly and accurately sets forth, as of the date hereof, all salaries, expenses, and personal benefits paid to or accrued for all directors, officers, managers, stockholders, independent contractors, agents, or other representatives of YouChange and its subsidiaries as of the date of this Agreement, all of which are reflected as appropriate in the YouChange Base Balance Sheet.

(iv)           Code Section 280G.  Neither YouChange nor any of its subsidiaries is or will be obligated to pay separation, severance, termination, or similar benefits as a result of any transaction contemplated by this Agreement, nor will any such transaction accelerate the time of payment or vesting, or increase the amount, of any benefit or other compensation due to any individual and the transactions contemplated by this Agreement will not be the direct or indirect cause of any amount paid or payable by YouChange or any of its subsidiaries being classified as an excess parachute payment under Section 280G of the Code.

(v)           Section 409A.  Each plan or arrangement that YouChange or any of its subsidiaries is a party to or bound by that constitutes a nonqualified deferred compensation plan subject to Section 409A of the Code (each, a “Section 409A Plan”) is in the form required by, and has been operated in all material respects in compliance with, the provisions of Section 409A of the Code and other generally applicable guidance published by the Internal Revenue Service.  No transfers of property have been deemed to occur with respect to any Section 409A Plan as a result of the application of any of the rules relating to funding contained in Section 409A(b) of the Code.

(s)           No Payments to Directors, Officers, Stockholders, or Others.  Since the date of the YouChange Base Balance Sheet, there has not been any purchase or redemption of any shares of YouChange Common Stock or any shares of capital stock of any subsidiary of YouChange or any transfer, distribution, or payment by YouChange or its subsidiaries, directly or indirectly, of any assets or properties to any director, officer, or stockholder, other than the payment of compensation for services actually rendered at rates not in excess of the rates prevailing on the date of the YouChange Base Balance Sheet.

(t)           No Prohibited Payments.  Neither YouChange, nor any subsidiary of YouChange, nor, to the knowledge of YouChange, any officer, director, employee, independent contractor, or agent, acting on behalf of YouChange or any subsidiary of YouChange, has at any time (i) made any contributions to any candidate for political office in violation of applicable law or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation, or ordinance requiring such disclosure; (ii) made any payment to any local, state, federal, or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law; (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which YouChange or any subsidiary of YouChange sells products or renders services or from which YouChange or any subsidiary of YouChange buys products or services for the purpose of influencing such agent or person to buy products or services from or sell products or services to YouChange or any subsidiary of YouChange; or (iv) engaged in any transaction, maintained any bank account, or used any corporate funds, except for transactions, bank accounts, and funds that have been and are reflected in the normally maintained books and records of YouChange or any subsidiary of YouChange.

(u)           Governing Documents and Minute Books.  Each of YouChange and its subsidiaries has previously made available to Earth911 true and complete copies of the articles of incorporation and bylaws of each of YouChange and its subsidiaries as currently in effect.  The minute books of YouChange and its subsidiaries contain records that are complete and accurate in all material respects of all meetings and other corporate actions held or taken by the Boards of Directors (or committees of the Boards of Directors) and stockholders of YouChange and its subsidiaries, as the case may be, since their incorporation.

(v)           Insurance.  Each of YouChange and its subsidiaries maintains in full force and effect insurance coverage on its assets, properties, premises, operations, and personnel in amounts as are set forth on Schedule 3.1(v) hereto.  Each of YouChange and its subsidiaries has previously made available to Earth911 true and complete copies of such policies.  Schedule 3.1(v) hereto also sets forth, as of the date hereof, a list of all insurance claims made by YouChange and its subsidiaries during the last three years prior to the date hereof.

(w)           SEC Reports.  YouChange’s report on Form 10-K for the year ended June 30, 2011 filed with the SEC and all subsequent reports and proxy statements filed by YouChange thereafter pursuant to Section 13(a) or 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) do not contain a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the time the document was filed.  Since the filing of such report on Form 10-K, no other report, proxy statement, or other document has been required to be filed by YouChange pursuant to Section 13(a) or 14(a) of the Exchange Act that has not been filed.

(x)           YouChange and YCMS Voting Agreement. The YouChange and YCMS Principal Stockholders have executed and delivered to Earth911 the YouChange and YCMS Voting Agreement attached as Exhibit D hereto.

(y)           Accuracy of Statements.  Neither any representation or warranty made by YouChange or YCMS in this Agreement nor any statement, list, certificate, or other information furnished or to be furnished by or on behalf of YouChange or YCMS to Earth911 in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of circumstances in which they are made, not misleading.

3.2            Representations and Warranties of Earth911.  Except as otherwise set forth in the Earth911 Disclosure Schedules heretofore delivered by Earth911 to YouChange, Earth911 represents and warrants to YouChange as follows:

(a)           Due Incorporation, Good Standing, and Qualification.  Each of Earth911 and its subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own, operate, and lease its properties and to carry on its business as now being conducted.  Neither Earth911 nor any subsidiary of Earth911 is subject to any material liability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction.  Schedule 3.2(a) hereto sets forth, as of the date of this Agreement, each jurisdiction in which each of Earth911 and its subsidiaries is qualified to do business.

(b)           Corporate Authority.  Earth911 has the corporate power and authority (subject to any requisite approval of the Earth911 stockholders) to enter into this Agreement and to carry out the transactions contemplated hereby.  The Board of Directors of Earth911 has duly authorized the execution, delivery, and performance of this Agreement.  Other than stockholder approval, no other corporate proceedings on the part of Earth911 or its subsidiaries are necessary to authorize the execution and delivery by Earth911 of this Agreement or the consummation by Earth911 of the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Earth911 and, assuming due authorization, execution, and delivery hereof by each of the other parties hereto, constitutes a legal, valid, and binding agreement of Earth911, enforceable against Earth911 in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors’ rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

(c)           Capital Stock.  As of the date of this Agreement, Earth911 has authorized capital stock consisting of 100,000,000 shares of common stock, $0.0001 par value, of which 36,643,448 shares are issued and outstanding, and 20,000,000 shares of preferred stock, $0.0001 par value, of which no shares are issued and outstanding.  As of such date, 1,350,000 shares of Earth911 Common Stock are reserved for issuance upon the exercise of outstanding Earth911 Stock Options, and 2,072,309 shares of Earth911 Common Stock are reserved for issuance upon the exercise of outstanding warrants.  All of the issued and outstanding shares of capital stock of Earth911 and of each of its subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights.  As of the date of this Agreement, the outstanding shares of Earth911 Common Stock are owned as set forth in Schedule 3.2(c) hereto.

(d)           Options, Warrants, and Rights.  Neither Earth911 nor any subsidiary of Earth911 has any outstanding options, warrants, or other rights to purchase, convert any obligation into, or otherwise acquire any shares of its capital stock, other than as set forth in Schedule 3.2(d) hereto.

(e)           Subsidiaries.  Except as set forth on Schedule 3.2(e) hereto, the outstanding shares of capital stock of the subsidiaries of Earth911 are owned by Earth911 free and clear of all claims, liens, charges, and encumbrances.  Earth911 does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any corporation or other business other than with respect to its subsidiaries.

(f)           Financial Statements.  The Balance Sheets of Earth911 and its subsidiaries as of December 31, 2010 and December 31, 2009, and the related Statements of Operations, Cash Flows, and Changes in Stockholders’ and Members’ Equity of Earth911 and its subsidiaries for the years ended December 31, 2010 and December 31, 2009, and all related schedules and notes to the foregoing, have been audited by Semple, Marchal & Cooper, LLP, registered independent public accountants, and the Balance Sheet of Earth911 as of December 31, 2011, and the related Statements of Operations, Cash Flows, and Changes in Stockholders’ and Members’ Equity of Earth911 for the year ended December 31, 2011, and all related schedules and notes to the foregoing, have been prepared by Earth911 without audit.  All of the foregoing financial statements have been prepared in accordance with GAAP, applied on a consistent basis, and fairly present, in all material respects, the financial position, results of operations, and changes in financial position of Earth911 and its subsidiaries as of their respective dates and for the periods indicated.  Neither Earth911 nor any subsidiary of Earth911 has any material liabilities, obligations, or commitments of a type that would be required to be disclosed in a balance sheet prepared in accordance with GAAP, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated, or otherwise, except as and to the extent disclosed or reflected in the Consolidated Balance Sheet of Earth911 and its subsidiaries as of December 31, 2011 (the “Earth911 Base Balance Sheet”), or incurred since the date of the Earth911 Base Balance Sheet in the ordinary course of business.

(g)           No Material Adverse Change.  Since December 31, 2011, except as otherwise set forth on Schedule 3.2(g) hereto, there has not been and there is not threatened (i) any material adverse change in the financial condition, business, properties, assets, or results of operations of Earth911 and its subsidiaries taken as a whole; (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of Earth911 or any subsidiary of Earth911 that materially affects or impairs the ability of Earth911 and its subsidiaries to conduct their businesses taken as a whole; (iii) any event or condition of any character that has materially and adversely affected the business, condition, or prospects (financial or otherwise) of Earth911 and its subsidiaries taken as a whole; or (iv) any mortgage or pledge of any material amount of the assets or properties of Earth911 or any subsidiary of Earth911, or any indebtedness incurred by Earth911 or any subsidiary of Earth911, other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

(h)           Title to Properties.  Each of Earth911 and its subsidiaries has good and marketable title to all of its real and personal assets and properties, including all assets and properties reflected in the Earth911 Base Balance Sheet, or acquired subsequent to the date of the Earth911 Base Balance Sheet, except properties disposed of subsequent to that date in the ordinary course of business or properties relating to discontinued operations.  Such assets and properties are not subject to any mortgage, pledge, lien, claim, encumbrance, charge, security interest, title retention, or other security arrangement, except for liens for the payment of federal, state, or other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of Earth911 and its subsidiaries or the ownership of their assets or properties that were not incurred in connection with the borrowing of money or the obtaining of advances, and that do not in the aggregate materially detract from the value of the assets or properties of Earth911 and its subsidiaries taken as a whole or materially impair the use thereof in the operation of their respective businesses, except in each case as disclosed in the Earth911 Base Balance Sheet.  All leases pursuant to which Earth911 or any subsidiary of Earth911 leases real or personal property are valid and effective in accordance with their respective terms.  Schedule 3.2(h) hereto sets forth, as of the date hereof, a list of all mortgages and real and personal property leases used to conduct the business of Earth911 or its subsidiaries.

(i)           Condition of Assets and Properties.  The buildings, equipment, machinery, fixtures, furniture, furnishings, office equipment, and all other tangible personal assets and properties presently used in, or necessary for the operation of, the business of Earth911 or its subsidiaries, do not require any repairs other than normal maintenance and are in good operating condition and in a state of reasonable maintenance and repair.

(j)           Litigation.  There are no actions, suits, proceedings, or other litigation pending or, to the knowledge of Earth911, threatened against Earth911 or any of its subsidiaries, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that, if determined adversely to Earth911 or its subsidiaries, would individually or in the aggregate have a material adverse effect on the business, assets, properties, or operations, or on the condition, financial or otherwise, of Earth911 and its subsidiaries, taken as a whole.  Neither Earth911 nor any subsidiary of Earth911 is a party to any decree, order, or arbitration award (or agreement entered into in any administrative, judicial, or arbitration proceeding with any governmental authority) with respect to or affecting any of its assets or properties or the use thereof or the conduct of its business.  Neither Earth911, nor any subsidiary of Earth911, nor to Earth911’s knowledge, any officer, director, manager, employee, or agent of Earth911 or any subsidiary of Earth911 has made any oral or written warranties with respect to the quality or absence of defect of the products or services sold or performed by Earth911 or any subsidiary of Earth911 that are in force as of the date hereof.  There are no material claims pending, anticipated, or, to the knowledge of Earth911, threatened against Earth911 or any subsidiary of Earth911 with respect to the quality of or absence of defects in such products or services.  Neither Earth911 nor any subsidiary of Earth911 has been required to pay direct, incidental, or consequential damages to any person or entity in connection with any of such products or services at any time during the five-year period preceding the date of this Agreement.

(k)           Licenses and Permits.  Neither Earth911 nor any subsidiary of Earth911 is subject to any material disability or liability by reason of its failure to possess any license, permit, franchise, certificate, consent, approval, or authorization.  Each of Earth911 and its subsidiaries has all licenses, permits, franchises, certificates, consents, approvals, and authorizations of whatever kind and type, governmental or private, necessary for the business conducted by it and the ownership or use of all assets and properties and the premises occupied by it.  Schedule 3.2(k) hereto constitutes a true, correct, and complete list of all licenses, permits, franchises, certificates, consents, approvals, and authorizations necessary for the conduct of the business of Earth911 and its subsidiaries.
(l)           Intellectual Property.  Each of Earth911 and its subsidiaries owns or holds all of the rights to use all trademarks, trade names, trade secrets, logos, fictitious names, service marks, slogans, patents, and copyrights that are used in or necessary to the operation of its business.  Schedule 3.2(l) hereto constitutes, as of the date hereof, a true, complete, and correct list of all of the registered intellectual property and applications therefor owned by or exclusively licensed to Earth911 or its subsidiaries.  To the knowledge of Earth911, none of the matters covered by the intellectual property, nor any of the products or services sold or provided by Earth911 or any subsidiary of Earth911, nor any of the processes used or the business practices followed by Earth911 or any subsidiary of Earth911, infringes or has infringed upon any patent, trademark, trademark right, trade name, trade name right, trade secret, logo, fictitious name, service mark, slogan, or copyright owned by any person or entity (or any application with respect thereto), or constitutes unfair competition.  Neither Earth911 nor any subsidiary of Earth911 is, and following the Effective Time neither Earth911 nor any subsidiary of Earth911 will be, obligated to pay any royalty or other payment with respect to any intellectual property.  To the knowledge of Earth911, no person or entity is producing, providing, selling, or using products or services that would constitute an infringement of any intellectual property of Earth911 or any of its subsidiaries.

(m)           No Violation.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Earth911 or any subsidiary of Earth911 of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to (i) any provision or restriction of any charter, bylaw, stockholders’ agreement, operating agreement, voting trust, proxy, or other similar agreement of Earth911 or known to Earth911; (ii) any loan agreement, indenture, lease, mortgage, or lien of Earth911 or any subsidiary of Earth911; (iii) any provision or restriction of any lien, lease agreement, contract, or instrument to which Earth911 or any subsidiary of Earth911 is a party or by which any of them is bound; or (iv) any order, judgment, award, decree, law, rule, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Earth911 or any subsidiary of Earth911 is subject or by which Earth911 or any subsidiary of Earth911 is bound.  Neither the execution and delivery by Earth911 of this Agreement or any of the other agreements contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby, will result in the creation of any lien, claim, right, charge, encumbrance, or security interest of any nature or type whatsoever with respect to any of the stock, assets, or properties of any of Earth911 or any subsidiary of Earth911.

(n)           Taxes
.
(i)           Earth911 has duly filed in correct form all Tax Returns relating to the activities of Earth911 and its subsidiaries required or due to be filed (with regard to applicable extensions) on or prior to the date hereof.  All such Tax Returns are complete and accurate in all material respects, and Earth911 has paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from Earth911 or any of its subsidiaries by foreign, federal, state, or local taxing authorities for all periods ending on or before the date hereof, other than Taxes or other charges that are not delinquent or are being contested in good faith and have not been finally determined and have been disclosed to YouChange.  The amounts set up as reserves for Taxes on the books of Earth911 and its subsidiaries are sufficient in the aggregate for the payment of all unpaid Taxes (including any interest or penalties thereon), whether or not disputed, accrued, or applicable.  To the knowledge of Earth911, no claims for Taxes or assessments are being asserted or threatened against Earth911 or any of its subsidiaries.  Earth911 has furnished to YouChange a copy of all Tax Returns filed for it within the five-year period prior to the date of the Agreement.

(ii)           Earth911 has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.  Neither Earth911 nor any of its subsidiaries has any non-accountable expense reimbursement arrangement within the meaning of Treasury Regulation Section 1.62-2(c).

(iii)           Neither Earth911 nor any of its subsidiaries have distributed the stock of any corporation in a transaction satisfying the requirements of Section 355 of the Code within the last five years, and the stock of Earth911 and its subsidiaries has not been distributed in a transaction satisfying the requirements of Section 355 of the Code within the last five years.

(iv)           Neither Earth911 nor any of its subsidiaries has entered into any transaction identified as a “reportable transaction” for purposes of Treasury Regulation Section 301.6011-4(b).  If either Earth911 or its subsidiaries has entered into any transaction such that, if the treatment claimed by it were to be disallowed, the transaction would constitute a substantial understatement of federal income tax within the meaning of Section 6662 of the Code, then it believes that it has either (A) substantial authority for the tax treatment of such transaction or (B) disclosed on its Tax Return the relevant facts affecting the tax treatment of such transaction.

(v)           Earth911 and its subsidiaries are not, and have not in the last five years been, a “United States real property holding corporation” within the meaning of the Code and any applicable regulations promulgated thereunder.  None of the stockholders of Earth911 or its subsidiaries is a foreign person within the meaning of Section 1445 of the Code.
(vi)           Neither Earth911 nor any of its subsidiaries has agreed, and is not required, to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise for any taxable period (or portion thereof) ending after the Closing Date.

(o)           Accounts Receivable.  Each account receivable of Earth911 or any subsidiary of Earth911 has arisen from a bona fide transaction in the ordinary course of business, is valid and enforceable, and is fully collectible, subject to no known defenses, setoffs, or counterclaims, except to the extent of the reserve reflected in the books of Earth911 and its subsidiaries or in such other amount that is not material in the aggregate.

(p)           Contracts.  Except as otherwise set forth on Schedule 3.2(p) hereto, neither Earth911 nor any subsidiary of Earth911 is a party to (i) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, or profit sharing (other than profit sharing or bonus arrangements with officers and key personnel of subsidiaries); (ii) any collective bargaining or other contract or agreement with any labor union; (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations, except, in each case, items included within aggregate amounts disclosed in the Earth911 Base Balance Sheet, (iv) any employment agreement or other similar arrangement not terminable upon 90 days or less notice without penalty to it; (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $5,000; (vi) any contract or agreement creating an obligation of $5,000 or more; (vii) any contract or agreement that by its terms does not terminate or is not terminable without penalty to it within one year after the date hereof; (viii) any loan agreement, indenture, promissory note, conditional sales agreement, or other similar type of arrangement; (ix) any material license agreement; or (x) any contract that may result in a material loss or obligation to it.  All contracts, agreements, and other arrangements to which Earth911 or any subsidiary of Earth911 is a party are valid and enforceable in accordance with their terms; Earth911, its subsidiaries, and all other parties to each of the foregoing have performed, in all material respects, all obligations required to be performed to date; neither Earth911, nor any subsidiary of Earth911, nor any such other party is in default or in arrears under the terms of any of the foregoing; and no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute a default under any of them.

(q)           Compliance with Law and Other Regulations
.
(i)           General.  Each of Earth911 and its subsidiaries is in compliance in all material respects with all requirements of foreign, federal, state, and local law and all requirements of all governmental bodies and agencies having jurisdiction over it, the conduct of its business, the use of its assets and properties, and all premises occupied by it unless such noncompliance will not have a material adverse effect on Earth911 and its subsidiaries taken as a whole.  Without limiting the foregoing, each of Earth911 and its subsidiaries has properly filed all reports, paid all monies, and obtained all licenses, permits, certificates, and authorizations needed or required for the conduct of its business and the use of its assets and properties and the premises occupied by it in connection therewith and is in compliance in all material respects with all conditions, restrictions, and provisions of all of the foregoing.  Neither Earth911 nor any subsidiary of Earth911 has received any notice from any foreign, federal, state, or local authority or any insurance or inspection body that any of its assets, properties, facilities, equipment, or business procedures or practices fails to comply with any applicable law, ordinance, regulation, building, or zoning law, or requirement of any public authority or body. Neither Earth911 nor any subsidiary of Earth911 is subject to or has been threatened with any material fine, penalty, liability, or disability as the result of its failure to comply with any requirement of foreign, federal, state, or local law or regulation or any requirement of any governmental body or agency having jurisdiction over it, the conduct of its business, the use of its assets and properties, or any premises occupied by it.

(ii)           Environmental.  Without limiting the foregoing, there is no environmental contamination, toxic waste, or other discharge, spill, construction component, structural element, or condition adversely affecting any of the properties owned, leased, or used by Earth911 or any of its subsidiaries, nor has Earth911 or any of its subsidiaries received any official notice or citation that any of its assets or properties in any way contravene any federal, state, or local law or regulation relating to environmental, health, or safety matters, including any requirements of CERCLA or any OSHA requirements.  There has been no (A) storage, treatment, generation, or transportation, or (B) spill, discharge, leak, emission, injection, escape, dumping, or release of any kind into the environment (including into air, water, or ground water) of any materials (including industrial, toxic, or hazardous substances or solid, medical, or hazardous waste) by, or on behalf of, Earth911 or any of its subsidiaries or from any property owned, leased, or used by Earth911 or any of its subsidiaries in violation of any applicable foreign, federal, state, or local law, statute, rule, or regulation or the common law or any decree, order, arbitration award, or agreement with or any license or permit from any foreign, federal, state, or local governmental authority.  Schedule 3.2(q)(ii) hereto sets forth, as of the date hereof, a complete list of all aboveground and underground storage tanks, vessels, and related equipment and containers that are or have been used by Earth911 or its subsidiaries, or are located on property owned, leased, or operated by Earth911 or its subsidiaries, and that are subject to foreign, federal, state or local laws, statutes, rules or regulations, and such schedule sets forth their present contents, what the contents have been at any time in the past, and what program of redemption, if any, is contemplated with respect thereto.

(r)           Employee Benefit and Employment Matters
.
(i)           ERISA Matters.  Each of Earth911 and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of ERISA and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of Earth911 and its subsidiaries are eligible to participate, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations.  Neither Earth911 nor any of its subsidiaries has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.  Each of Earth911 and its subsidiaries has furnished to YouChange true and complete copies of, and listed on Schedule 3.2(r)(i) hereto, each pension plan, welfare plan, and employment benefit plan applicable to Earth911 or its subsidiaries or with respect to which Earth911 or its subsidiaries or any ERISA Affiliate contributes or has or may have actual or contingent liability (including any such liability under any terminated plan) and related trust agreements or annuity contracts, Internal Revenue Service determination letters, and summary plan descriptions; all of the foregoing plans, agreements, and commitments are valid, binding, and in full force and effect, and there are no defaults thereunder; and none of the rights of Earth911 or its subsidiaries or any of its ERISA Affiliates thereunder will be impaired by this Agreement  or the consummation of the transactions contemplated by this Agreement.

(ii)           Labor Matters.  Each of Earth911 and its subsidiaries has complied with all other applicable foreign, federal, state, and local laws relating to the employment of labor, including, without limitation, the provisions thereof relating to wages, hours, collective bargaining, working conditions, and payment of taxes of any kind, and neither Earth911 nor any subsidiary of Earth911 is liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing or has any obligations for any vacation, sick leave, or other compensatory time except in the ordinary course of business consistent with past periods.  Neither Earth911 nor any subsidiary of Earth911 is a party to any collective bargaining or other contract or agreement with any labor union, and there is no request for union representation pending or threatened against Earth911 or any subsidiary of Earth911.  There is not pending or threatened any (A) labor dispute, grievance, strike, or work stoppage involving any of the employees of Earth911 or any subsidiary of Earth911, (B) charge or complaint against or involving any employees of Earth911 or any subsidiary of Earth911 by the National Labor Relations Board, the Department of Labor, the OSHA, or any similar foreign, federal, state, or local board or agency, or (C) unfair employment or labor practice charges by or on behalf of any employee of Earth911 or any subsidiary of Earth911.

(iii)           Arrangements with Employees.  The employment of each employee of Earth911 and its subsidiaries is terminable at will without cost to Earth911 or its subsidiaries.  All principal officers of Earth911 and its subsidiaries are paid salaries or other compensation in accordance with the amounts set forth in Schedule 3.2(r)(iii) hereto, and Schedule 3.2(r)(iii) correctly and accurately sets forth, as of the date hereof, all salaries,expenses, and personal benefits paid to or accrued for all such principal officers of Earth911 and its subsidiaries as of the date of this Agreement, all of which are reflected as appropriate in the Earth911 Base Balance Sheet.

(iv)           Code Section 280G.  Neither Earth911 nor any of its subsidiaries is or will be obligated to pay separation, severance, termination, or similar benefits as a result of any transaction contemplated by this Agreement, nor will any such transaction accelerate the time of payment or vesting, or increase the amount, of any benefit or other compensation due to any individual and the transactions contemplated by this Agreement will not be the direct or indirect cause of any amount paid or payable by Earth911 or any of its subsidiaries being classified as an excess parachute payment under Section 280G of the Code.

(v)           Section 409A.  Each plan or arrangement that Earth911 or any of its subsidiaries is a party to or bound by that constitutes a nonqualified deferred compensation plan subject to Section 409A of the Code (each, a “Section 409A Plan”) is in the form required by, and has been operated in all material respects in compliance with, the provisions of Section 409A of the Code and other generally applicable guidance published by the Internal Revenue Service.  No transfers of property have been deemed to occur with respect to any Section 409A Plan as a result of the application of any of the rules relating to funding contained in Section 409A(b) of the Code.

(s)           No Payments to Directors, Officers, Stockholders, or Others.  Since the date of the Earth911 Base Balance Sheet, there has not been any purchase or redemption of any shares of Earth911 Common Stock or any shares of capital stock of any subsidiary of Earth911 or any transfer, distribution, or payment by Earth911 or its subsidiaries, directly or indirectly, of any assets or properties to any director, officer, or stockholder, other than the payment of compensation for services actually rendered at rates not in excess of the rates prevailing on the date of the Earth911 Base Balance Sheet.

(t)           No Prohibited Payments.  Neither Earth911, nor any subsidiary of Earth911, nor, to the knowledge of Earth911, any officer, director, employee, independent contractor, or agent, acting on behalf of Earth911 or any subsidiary of Earth911, has at any time (i) made any contributions to any candidate for political office in violation of applicable law or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation, or ordinance requiring such disclosure; (ii) made any payment to any local, state, federal, or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law; (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which Earth911 or any subsidiary of Earth911 sells products or renders services or from which Earth911 or any subsidiary of Earth911 buys products or services for the purpose of influencing such agent or person to buy products or services from or sell products or services to Earth911 or any subsidiary of Earth911; or (iv) engaged in any transaction, maintained any bank account, or used any corporate funds, except for transactions, bank accounts, and funds that have been and are reflected in the normally maintained books and records of Earth911 or any subsidiary of Earth911.

       Governing Documents and Minute Books.  Each of Earth911 and its subsidiaries has previously made available to YouChange true and complete copies of the certificate of incorporation and bylaws of each of Earth911 and its subsidiaries as currently in effect.  The minute books of Earth911 and its subsidiaries contain records that are complete and accurate in all material respects of all meetings and other corporate actions held or taken by the Boards of Directors (or committees of the Boards of Directors) and stockholders of Earth911 and its subsidiaries, as the case may be, since their incorporation.

(v)           Insurance.  Each of Earth911 and its subsidiaries maintains in full force and effect insurance coverage on its assets, properties, premises, operations, and personnel in amounts as are set forth on Schedule 3.2(v) hereto.  Each of Earth911 and its subsidiaries has previously made available to YouChange true and complete copies of such policies.  Schedule 3.2(v) hereto also sets forth, as of the date hereof, a list of all insurance claims made by Earth911 and its subsidiaries during the last three years prior to the date hereof.

(w)           Earth911 Voting Agreement.  The Earth911 Principal Stockholders have executed and delivered to YouChange the Earth911 Voting Agreement attached as Exhibit E hereto.

(x)           Accredited Investors.  As of the date of this Agreement, each stockholder of Earth911 is an “Accredited Investor” as that term is defined under Rule 501 of Regulation D or otherwise can acquire the YouChange Common Stock pursuant to this Agreement without registration under the Securities Act of 1933 (the “Securities Act”) by virtue of the exemption provided by Section 4(2) of that act.

(y)           Accuracy of Statements.  Neither any representation or warranty made by Earth911 in this Agreement nor any statement, list, certificate, or other information furnished or to be furnished by or on behalf of Earth911 to YouChange or YCMS in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of circumstances in which they are made, not misleading.

3.3            No Other Representations or Warranties.  Except for the representations and warranties contained in this Section 3, none of the parties to this Agreement makes any other express or implied representation or warranty with respect to it, its business, financial condition, or prospects, and each such party disclaims that it or any of its directors, officers, representatives, or agents has made any other representation or warranty.  Except for the representations and warranties contained in this Section 3, each party disclaims, with the consent of the other parties, all liability or responsibility for any other asserted representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to any other party or such party’s directors, officers, representatives, or agents.

SECTION 4.
COVENANTS

4.1            Mutual Covenants of the Parties
.
(a)           Commercially Reasonable Efforts  Subject to the terms and conditions of this Agreement, each of the parties to this Agreement shall use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable under applicable law, so as to enable such party to consummate, as soon as practicable, the transactions contemplated hereby, including (i) obtaining all consents, approvals, authorizations, permits, or orders from any Governmental Entity (as hereinafter defined) or other person that are required for the consummation of the transactions contemplated hereby; (ii) making all necessary filings, and thereafter making any other required submissions, with respect to this Agreement and the transactions contemplated hereby under any applicable laws; provided, that the parties hereto shall cooperate with each other in connection with the preparation and making of all such filings, including, if requested and subject to applicable laws regarding the exchange of information, by providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, to accept all reasonable changes suggested in connection therewith provided that the reviewing party agrees to act reasonably and as promptly as practicable; (iii) taking any and all actions reasonably necessary to satisfy all of the conditions to such party’s obligations hereunder as set forth in Section 5; and (iv) executing and delivering all agreements and documents required by the terms hereof to be executed and delivered by such party on or prior to the Effective Time.  The term “Governmental Entity” shall mean any domestic or foreign governmental, administrative, judicial, or regulatory authority, agency, commission, body, court, or other legislative, executive, or judicial governmental entity.

(b)           Notice Regarding Changes.  YouChange shall promptly inform Earth911 in writing of any change in facts and circumstances that could reasonably be expected to render any of the representations and warranties made herein by YouChange or YCMS inaccurate or misleading if such representations and warranties had been made upon the occurrence of the fact or circumstance in question.  Earth911 shall promptly inform YouChange in writing of any change in facts and circumstances that could reasonably be expected to render any of the representations and warranties made herein by Earth911 inaccurate or misleading if such representations and warranties had been made upon the occurrence of the fact or circumstance in question.

(c)           Public Announcements.  YouChange and Earth911 shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement unless mutually agreed by YouChange and Earth911, except as may be required by law on the advice of counsel or by any listing agreement with any national securities exchange.

(d)           Further Assurances.  If at any time after the Effective Time, any further action is necessary or desirable for any party to carry out the purposes of this Agreement (including providing any information in any way related to the assets to be purchased pursuant to this Agreement), the proper officers and directors of such party to this Agreement shall take all such action.

(e)           Consistent Tax Reporting.  None of the parties herein nor any of their affiliates will (i) take any position on an applicable income tax Return that is inconsistent with the treatment of the Merger as an integrated transaction characterized as a merger of YCMS into Earth911 that constitutes a reorganization within the meaning of Section 368(a)(1)(A) of the Code, other than in connection with a final determination following a challenge by a taxing authority; or (ii) knowingly take any action or knowingly fail to take any action which action or failure to act would prevent, or would be reasonably likely to prevent, the Merger from qualifying as a reorganization within the meaning of Section 368(a)(1)(A) of the Code.

4.2            Covenants of YouChange.  YouChange agrees that, unless Earth911 otherwise agrees in writing, prior to the Effective Time, it will comply with the following:

(a)           Stockholder Consent or Approval.  As promptly as practicable after the date of this Agreement, but in any event no later than June 15, 2012, YouChange shall, in accordance with its articles of incorporation and bylaws and the applicable requirements of the NRS, solicit written consents of, or submit to a vote of, YouChange stockholders (i) approving a 1-for-5 reverse stock split of the YouChange Common Stock, (ii) approving and adopting the Amended and Restated Articles of Incorporation as set forth in Exhibit B hereto, and (iii) approving and adopting the Amended and Restated Bylaws as set forth in Exhibit C hereto.  In addition, as promptly as practicable after the date of this Agreement, but in any event no later than June 15, 2012, YouChange, as the sole stockholder of YCMS, shall, in accordance with YCMS’s certificate of incorporation and bylaws and the applicable requirements of the DGCL, execute a written consent approving and adopting this Agreement and approving the transactions contemplated hereby.

(b)           Preservation of Business.  YouChange shall use its best efforts to (i) preserve intact the present business organization of YouChange and its subsidiaries; (ii) preserve the present goodwill and advantageous relationships of YouChange and its subsidiaries with investors and all other persons having business dealings with YouChange or its subsidiaries; (iii) preserve and maintain in full force and effect all licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights of YouChange and its subsidiaries; and (iv) maintain in full force and effect all property, casualty, fiduciary, directors and officers, and other forms of insurance that it is presently carrying.

(c)           Ordinary Course.  YouChange and its subsidiaries shall operate their business only in the usual, regular, and ordinary course and manner.  Without limiting the foregoing, neither YouChange nor any subsidiary of YouChange shall (i) encumber or mortgage any of its assets or properties; (ii) incur any obligation (contingent or otherwise) or purchase or acquire, or transfer or convey, any material assets or properties or enter into any transaction or make or enter into any contract or commitment, except in the ordinary course of business; (iii) acquire any stock or other equity interest in any corporation, trust, or other entity; (iv) create, incur, or assume any indebtedness for borrowed money, or incur, assume, or become subject, whether directly or indirectly, by way of guaranty or otherwise, to any obligation or liability (whether absolute, accrued, contingent, or otherwise and whether due or to become due) other than obligations or liabilities incurred in the ordinary course of business; (v) fail to discharge or to satisfy any lien, claim, or encumbrance or pay or satisfy any claim, obligation, or liability (whether absolute, accrued, contingent, or otherwise) when the same shall become due and payable; (vi) sell, lease, assign, transfer, or otherwise dispose of any asset or property, except for sales of inventory in the ordinary course of business; (vi) knowingly permit or allow any material asset or property of YouChange or its subsidiaries to be subjected to any lien, claim, or encumbrance or enter into any conditional sale or other title retention agreement with respect to any material asset or property; (vii) change in any material respect the accounting methods or practices followed by YouChange and its subsidiaries; (viii) enter into any agreement with any labor union or association representing any employee; (ix) enter into, amend, terminate, or fail to renew any material contract, other than in the ordinary course of business; (x) make any capital expenditures, capital additions, or capital improvements in excess of $5,000 individually or $10,000 in the aggregate, other than in the ordinary course of business; (xi) make or revoke any material tax election, other than consistent with past practice, unless required by applicable law, or resolve any tax audit or other similar proceeding in respect of material taxes paid by YouChange and its subsidiaries; (xii) waive or settle any material claims or rights relating to YouChange’s or its subsidiaries’ business; or (xiii) transfer or license to any person or otherwise extend, modify, or amend in any material respect, any rights to intellectual property, other than in the ordinary course of business.

(d)           Books and Records.  YouChange and its subsidiaries shall maintain their books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years.

(e)           Compliance with Law.  YouChange and its subsidiaries shall comply with all laws, regulations, and rules applicable to them, the conduct of their business, and the ownership or use of their assets and properties.

(f)           No Organic Change.  Neither YouChange nor any subsidiary of YouChange shall (i) amend its articles of incorporation or bylaws; (ii) make any change in its capital stock by reclassification, subdivision, reorganization, or otherwise; or (iii) merge or consolidate with any other corporation, trust, or other entity or change the character of their business, in either case except as contemplated by this Agreement.

(g)           No Issuance by YouChange of Shares, Options, or Other Securities.  Neither YouChange nor any subsidiary of YouChange shall (i) issue any shares of capital stock except for the issuance of any shares of YouChange Common Stock upon the exercise of outstanding stock options; or (ii) grant any option, warrant, instrument, or other right to purchase or to convert any obligation into shares of capital stock of YouChange.

(h)           Compensation.  Neither YouChange nor any subsidiary of YouChange shall (i) increase the compensation payable to any officer or to other management personnel from the amount payable as of December 31, 2011; or (ii) introduce, adopt, or change any pension or profit sharing plan or any other employee benefit arrangement, except for insubstantial changes necessary to comply with the minimum requirements of the Code or ERISA, or except as disclosed in the YouChange Disclosure Schedules.  Neither YouChange nor any subsidiary of YouChange shall enter into any employment agreements with any of their officers or management personnel that may not be cancelled without penalty upon notice not exceeding 90 days.

(i)           Dividends.  YouChange shall not, and shall not permit any of its subsidiaries to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock; (ii) split, combine, or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for shares of its capital stock; or (iii) repurchase, redeem, or otherwise acquire any shares of capital stock of Earth911 or its subsidiaries or any other securities thereof.

(j)           Earth911’s Access to Information and Properties.  YouChange shall during regular business hours, upon reasonable advance notice and without unreasonable disruption to the operations of YouChange and its business, permit Earth911 and its authorized employees, agents, accountants, legal counsel, and other representatives to have access to the books, records, officers, and (upon reasonable advance request) employees, counsel, accountants, and other representatives of YouChange and its subsidiaries for the purpose of conducting an investigation of the financial condition, corporate status, operations, prospects, business, and properties of YouChange and its subsidiaries.  YouChange shall make available to Earth911 for examination and reproduction all documents and data of every kind and character relating to YouChange and its subsidiaries in possession or control of, or subject to reasonable access by, YouChange and its subsidiaries, including all files, records, data, and information relating to the properties of YouChange and its subsidiaries (whether stored in paper, magnetic, or other storage media) and all agreements, instruments, contracts, assignments, certificates, orders, and amendments thereto.  YouChange shall, during regular business hours, upon reasonable advance notice and without unreasonable disruption to the operations of YouChange and its business, also allow Earth911 access to, and the right to inspect, the properties of YouChange and its subsidiaries.

(k)           Consents and Approvals.  YouChange shall use its commercially reasonable efforts to obtain all necessary consents and approvals of other persons and governmental authorities to the performance by YouChange of the transactions contemplated by this Agreement.  YouChange shall make all filings, applications, statements, and reports to all foreign, federal, state, local, and other government agencies or entities that are required to be made prior to the Effective Time by or on behalf of YouChange or its subsidiaries pursuant to any statute, rule, or regulation in connection with the transactions contemplated by this Agreement.

4.3            Covenants of Earth911.  Earth911 agrees that, unless YouChange otherwise agrees in writing, prior to the Effective Time, it will comply with the following:

(a)           Stockholder Consent or Approval.  As promptly as practicable after the date of this Agreement, but in any event no later than June 15, 2012, Earth911 shall, in accordance with its certificate of incorporation and bylaws and the applicable requirements of the DGCL, solicit written consents of Earth911 stockholders approving and adopting this Agreement and approving the transactions contemplated hereby.

(b)           Preservation of Business.  Earth911 shall use its best efforts to (i) preserve intact the present business organization of Earth911 and its subsidiaries; (ii) preserve the present goodwill and advantageous relationships of Earth911 and its subsidiaries with investors and all other persons having business dealings with Earth911 or its subsidiaries; (iii) preserve and maintain in full force and effect all licenses, registrations, franchises, patents, trademarks, copyrights, bonds, and other similar rights of Earth911 and its subsidiaries; and (iv) maintain in full force and effect all property, casualty, fiduciary, directors and officers, and other forms of insurance that it is presently carrying.

(c)           Ordinary Course.  Earth911 and its subsidiaries shall operate their business only in the usual, regular, and ordinary course and manner.  Without limiting the foregoing, neither Earth911 nor any subsidiary of Earth911 shall (i) encumber or mortgage any of its assets or properties; (ii) incur any obligation (contingent or otherwise) or purchase or acquire, or transfer or convey, any material assets or properties or enter into any transaction or make or enter into any contract or commitment, except in the ordinary course of business; (iii) acquire any stock or other equity interest in any corporation, trust, or other entity; (iv) create, incur, or assume any indebtedness for borrowed money, or incur, assume, or become subject, whether directly or indirectly, by way of guaranty or otherwise, to any obligation or liability (whether absolute, accrued, contingent, or otherwise and whether due or to become due) other than obligations or liabilities incurred in the ordinary course of business; (v) fail to discharge or to satisfy any lien, claim, or encumbrance or pay or satisfy any claim, obligation, or liability (whether absolute, accrued, contingent, or otherwise) when the same shall become due and payable; (vi) sell, lease, assign, transfer, or otherwise dispose of any asset or property, except for sales of inventory in the ordinary course of business; (vi) knowingly permit or allow any material asset or property of Earth911 or its subsidiaries to be subjected to any lien, claim, or encumbrance or enter into any conditional sale or other title retention agreement with respect to any material asset or property; (vii) change in any material respect the accounting methods or practices followed by Earth911 and its subsidiaries; (viii) enter into any agreement with any labor union or association representing any employee; (ix) enter into, amend, terminate, or fail to renew any material contract, other than in the ordinary course of business; (x) make any capital expenditures, capital additions, or capital improvements in excess of $5,000 individually or $10,000 in the aggregate, other than in the ordinary course of business; (xi) make or revoke any material tax election, other than consistent with past practice, unless required by applicable law, or resolve any tax audit or other similar proceeding in respect of material taxes paid by Earth911 and its subsidiaries; (xii) waive or settle any material claims or rights relating to Earth911’s or its subsidiaries’ business; or (xiii) transfer or license to any person or otherwise extend, modify, or amend in any material respect, any rights to intellectual property, other than in the ordinary course of business.

(d)           Books and Records.  Earth911 and its subsidiaries shall maintain their books, accounts, and records in the usual, regular, and ordinary manner and on a basis consistent with prior years.

(e)           Compliance with Law.  Earth911 and its subsidiaries shall comply with all laws, regulations, and rules applicable to them, the conduct of their business, and the ownership or use of their assets and properties.

(f)           No Organic Change.  Neither Earth911 nor any subsidiary of Earth911 shall (i) amend its certificate of incorporation or bylaws; (ii) make any change in its capital stock by reclassification, subdivision, reorganization, or otherwise; or (iii) merge or consolidate with any other corporation, trust, or other entity or change the character of their business, in either case except as contemplated by this Agreement.

(g)           No Issuance by Earth911 of Shares, Options, or Other Securities.  Neither Earth911 nor any subsidiary of Earth911 shall (i) issue any shares of capital stock except for the issuance of any shares of Earth911 Common Stock upon the exercise of outstanding stock options; or (ii) grant any option, warrant, instrument, or other right to purchase or to convert any obligation into shares of capital stock of Earth911.

(h)           Compensation.  Neither Earth911 nor any subsidiary of Earth911 shall (i) increase the compensation payable to any officer or to other management personnel from the amount payable as of December 31, 2011; or (ii) introduce, adopt, or change any pension or profit sharing plan or any other employee benefit arrangement, except for insubstantial changes necessary to comply with the minimum requirements of the Code or ERISA, or except as disclosed in the Earth911 Disclosure Schedules.  Neither Earth911 nor any subsidiary of Earth911 shall enter into any employment agreements with any of their officers or management personnel that may not be cancelled without penalty upon notice not exceeding 90 days.

(i)           Dividends.  Earth911 shall not, and shall not permit any of its subsidiaries to, (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock; (ii) split, combine, or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for shares of its capital stock; or (iii) repurchase, redeem, or otherwise acquire any shares of capital stock of Earth911 or its subsidiaries or any other securities thereof.

(j)           YouChange’s Access to Information and Properties.  Earth911 shall during regular business hours, upon reasonable advance notice and without unreasonable disruption to the operations of Earth911 and its business, permit YouChange and its authorized employees, agents, accountants, legal counsel, and other representatives to have access to the books, records, officers, and (upon reasonable advance request) employees, counsel, accountants, and other representatives of Earth911 and its subsidiaries for the purpose of conducting an investigation of the financial condition, corporate status, operations, prospects, business, and properties of Earth911 and its subsidiaries.  Earth911 shall make available to YouChange for examination and reproduction all documents and data of every kind and character relating to Earth911 and its subsidiaries in possession or control of, or subject to reasonable access by, Earth911 and its subsidiaries, including all files, records, data, and information relating to the properties of Earth911 and its subsidiaries (whether stored in paper, magnetic, or other storage media) and all agreements, instruments, contracts, assignments, certificates, orders, and amendments thereto.  Earth911 shall, during regular business hours, upon reasonable advance notice and without unreasonable disruption to the operations of Earth911 and its business, also allow YouChange access to, and the right to inspect, the properties of Earth911 and its subsidiaries.

(k)           Consents and Approvals.  Earth911 shall use its commercially reasonable efforts to obtain all necessary consents and approvals of other persons and governmental authorities to the performance by Earth911 of the transactions contemplated by this Agreement.  Earth911 shall make all filings, applications, statements, and reports to all foreign, federal, state, local, and other government agencies or entities that are required to be made prior to the Effective Time by or on behalf of Earth911 or its subsidiaries pursuant to any statute, rule, or regulation in connection with the transactions contemplated by this Agreement.

(l)           Investor Representation Letter.  Earth911 shall provide to YouChange an investor representation letter, providing that each stockholder of Earth911 is an “Accredited Investor” as that term is defined under Rule 501 of Regulation D or otherwise can acquire the YouChange Common Stock pursuant to this Agreement without registration under the Securities Act by virtue of the exemption provided by Section 4(2) of that act, and other customary representations and warranties provided in a private placement of securities.

4.4            Confidentiality
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(a)           Except as contemplated by this Agreement, as required by law, or otherwise expressly consented to in writing by YouChange, YCMS, and Earth911, all information or documents furnished hereunder by any party shall be kept strictly confidential by the party or parties to whom furnished at all times prior to the Effective Time, and in the event such transactions are not consummated, each shall return to the other all documents furnished hereunder and copies thereof upon request and shall continue to keep confidential all information furnished hereunder and shall not thereafter use the same for its advantage.  Notwithstanding the foregoing, (i) YouChange or Earth911 may, with the consent of the other, which consent shall not be unreasonably withheld or delayed, issue or make a press release, announcement, or other disclosure regarding this Agreement and the transactions contemplated hereby which it reasonably determines necessary or desirable under applicable law, and (ii) YouChange may, at any time after the date of this Agreement, file with the SEC a Form 8-K and/or Form D pursuant to the Exchange Act and Securities Act, respectively, with respect to the transactions contemplated by this Agreement, which Form 8-K may include, among other things, financial statements and pro forma financial information with respect to YouChange, (iii) as soon as reasonably practicable after the date of this Agreement, YouChange and Earth911 agree to cooperate in the making of a joint press release related to the transactions contemplated hereby.  Prior to the Effective Time or termination of this Agreement, Earth911 shall cooperate with YouChange and provide such information and documents as may be required in connection with any such filings, and (iv) Earth911 may disclose information related to this Agreement and the transactions contemplated thereby to selected third parties as necessary for its business or regulatory purposes, provided Earth911 obtains written assurances that any material nonpublic information shall be kept in confidence and the recipients shall not trade YouChange stock while in possession of material nonpublic information.

(b)           If the transactions contemplated hereby are not consummated, each party will hold, and each party will cause its respective subsidiaries to hold, in absolute confidence any information obtained from another party except to the extent (i) such party is required to disclose such information by law or regulation, (ii) disclosure of such information is necessary in connection with the pursuit of a claim by such party against another party, (iii) such information was known by such party prior to such disclosure or was thereafter developed or obtained by such party independent of such disclosure, or (iv) such information becomes generally available to the public or is otherwise no longer confidential.  Prior to any disclosure of information pursuant to the exception in clause (i) or (ii) of the preceding sentence, the party intending to disclose the same shall so notify the party which provided the same in order that such party may seek a protective order or other appropriate remedy should it choose to do so.  Notwithstanding the foregoing, YouChange or Earth911 may, with the consent of the other, which consent shall not be unreasonably withheld or delayed, issue or make a press release, announcement, or other disclosure regarding the termination of this Agreement and the transactions contemplated hereby that it determines are reasonably necessary or desirable under applicable law.

SECTION 5.
CONDITIONS PRECEDENT TO OBLIGATIONS

5.1            Conditions Precedent to the Obligations of YouChange and YCMS

.  The obligations of YouChange and YCMS under this Agreement are, at the option of YouChange and YCMS, subject to the satisfaction of the following conditions on or before the Effective Time:

(a)           Accuracy of Representations and Warranties.  The representations and warranties of Earth911 herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on and as of the Effective Time with the same force and effect as though made on and as of the Effective Time, except as affected by transactions contemplated hereby.

(b)           Performance of Agreements.  Earth911 shall have, in all material respects, performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by it on or prior to the Effective Time.

(c)           Corporate Approval.  All necessary corporate action on the part of the directors and stockholders of Earth911 approving and adopting this Agreement and approving the transactions contemplated hereby shall have been taken by June 15, 2012.

(d)           No Material Adverse Change.  There shall have been no material adverse change in the business, properties, operating results, or financial condition of Earth911 and its subsidiaries taken as a whole.

(e)           Litigation.  No action or proceeding by any Governmental Entity shall have been instituted or threatened that would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement, and would, in the reasonable judgment of YouChange and YCMS, make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party that enjoins, restrains, or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

(f)           Dissenters' Rights.  Dissenters' rights of appraisal under the DGCL shall not have been effectively preserved as of the Effective Time by owners of more than 5.0% of the outstanding shares of Earth911 Common Stock.

(g)           Officer’s Certificate.  Earth911 shall deliver to YouChange a certificate in form and substance reasonably satisfactory to YouChange and its counsel, executed by the Chief Executive Officer and Director of Finance of Earth911, certifying that the conditions specified in Sections 5.1(a), 5.1(b), and 5.1(d) have been fulfilled.

(h)           Earth911 Voting Agreement.  The Earth911 Principal Stockholders listed in Appendix 3 hereto shall have executed and delivered to YouChange the Earth911 Voting Agreement in the form of Exhibit E hereto.

(i)           Secretary’s Certificate.  Earth911 shall deliver to YouChange a secretary's certificate in form and substance reasonably satisfactory to YouChange and its counsel, dated as of the Closing Date certifying attached copies of (i) the organizational documents of Earth911, (ii) the resolutions of the Earth911 Board of Directors approving this Agreement and the transactions contemplated hereby; (iii) documentation regarding approval of this Agreement and the transactions contemplated hereby by the stockholders of Earth911 and (iv) the incumbency of each authorized officer of Earth911 signing this Agreement and any other agreement or instrument contemplated hereby to which Earth911 is a party.

5.2            Conditions Precedent to the Obligations of Earth911.  The obligations of Earth911 under this Agreement are, at the option of Earth911, subject to the satisfaction of the following conditions on or before the Effective Time:

(a)           Accuracy of Representations and Warranties.  The representations and warranties of YouChange and YCMS herein contained shall have been true and correct in all material respects when made and, in addition, shall be true and correct in all material respects on and as of the Effective Time with the same force and effect as though made on and as of the Effective Time, except as affected by transactions contemplated hereby.

(b)           Performance of Agreements.  YouChange and YCMS shall have, in all material respects, performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed and complied with by it on or prior to the Effective Time.

(c)           Corporate Approval.  All necessary corporate action on the part of the directors and stockholders of YouChange (i) approving a 1-for-5 reverse stock split of the YouChange Common Stock, (ii) approving and adopting this Agreement and approving the transactions contemplated hereby, (iii) approving and adopting the Amended and Restated Articles of Incorporation as set forth in Exhibit B hereto, and (iv) approving and adopting the Amended and restated Bylaws as set forth in Exhibit C hereto, and all necessary corporate action on the part of YCMS approving and adopting this Agreement and approving the transactions contemplated hereby, shall have been taken by June 15, 2012.

       No Material Adverse Change.  There shall have been no material adverse change in the business, properties, operating results, or financial condition of YouChange and its subsidiaries taken as a whole.

(e)           Litigation.  No action or proceeding by any Governmental Entity shall have been instituted or threatened that would enjoin, restrain, or prohibit, or might result in substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement, and would, in the reasonable judgment of Earth911, make it inadvisable to consummate such transactions, and no court order shall have been entered in any action or proceeding instituted by any other party that enjoins, restrains, or prohibits this Agreement or consummation of the transactions contemplated by this Agreement.

(f)           Dissenters’ Rights.  Dissenters’ rights of appraisal under the NRS shall not have been effectively preserved as of the Effective Time by owners of more than 5.0% of the outstanding shares of YouChange Common Stock.

(g)           Officer’s Certificate.  YouChange shall deliver to Earth911 a certificate in form and substance reasonably satisfactory to Earth911 and its counsel, executed by the Chief Executive Officer and Chief Financial Officer of YouChange, certifying that the conditions specified in Sections 5.2(a), 5.2(b), and 5.2(d) have been fulfilled.

(h)           YouChange and YCMS Voting Agreement.  The YouChange and YCMS Principal Stockholders listed in Appendix 2 hereto shall have executed and delivered to Earth911 the YouChange and YCMS Voting Agreement in the form of Exhibit D hereto.

(i)           Secretary’s Certificate.  YouChange and YCMS shall each deliver to Earth911 a secretary's certificate in form and substance reasonably satisfactory to Earth911 and its counsel, dated as of the Closing Date certifying attached copies of (i) the organizational documents of YouChange and YCMS, in each case, (ii) the resolutions of each respective Board of Directors approving this Agreement and the transactions contemplated hereby, in each case; (iii) documentation regarding approval of this Agreement and the transactions contemplated hereby by the stockholders of YouChange and YCMS, in each case, (iv) the incumbency of each authorized officer of YouChange and YCMS, in each case, signing this Agreement and any other agreement or instrument contemplated hereby to which YouChange and YCMS, in each case, is a party.

(j)           Severance and Noncompetition Agreements.  Each of the individuals listed in Appendix 4 hereto shall have executed a severance and noncompetition agreement in the form of Exhibit F hereto.

(k)           Consulting Agreements.  Each of the individuals listed in Appendix 5 hereto shall have executed a consulting agreement in the form of Exhibit G hereto.

SECTION 6.
WAIVER, MODIFICATION, ABANDONMENT

6.1            Waivers.  The failure of YouChange and YCMS to comply with any of their obligations, agreements, or conditions as set forth herein may be waived expressly inwriting by Earth911, by action of its Board of Directors without the requirement for a vote of stockholders.  The failure of Earth911 to comply with any of its obligations, agreements, or conditions as set forth herein may be waived expressly in writing by YouChange and YCMS, by action of their respective Boards of Directors without the requirement for a vote of stockholders.

6.2            Modification.  This Agreement may be modified at any time in any respect by the written mutual consent of all of the parties, notwithstanding prior approval by the stockholders.  Any such modification may be approved for any party by its Board of Directors, without further stockholder approval, except that the Conversion Rate may not be changed in any material respects without the consent of Earth911 stockholders given by the same vote as is required under applicable state law for approval of this Agreement and the transactions contemplated hereby.

6.3            Abandonment.  The Merger may be abandoned on or before the Effective Time notwithstanding adoption of this Agreement by the stockholders of the parties hereto:

(a)           By the mutual agreement of the Boards of Directors of YouChange, YCMS, and Earth911;

(b)           By the Boards of Directors of YouChange and YCMS, if any of the conditions provided in Section 5.1 shall not have been satisfied, complied with, or performed in any material respect, and YouChange and YCMS shall not have waived such failure of satisfaction, noncompliance, or nonperformance; or

(c)           By the Board of Directors of Earth911, if any of the conditions provided in Section 5.2 shall not have been satisfied, complied with, or performed in any material respect, and Earth911 shall not have waived such failure of satisfaction, noncompliance, or nonperformance;

(d)           At the option of any of YouChange, YCMS, or Earth911, if there shall have been instituted and be pending or threatened any legal proceeding by any Governmental Entity seeking to restrain or prohibit or to obtain damages in respect of this Agreement or the consummation of the Merger contemplated by this Agreement, or if any order restraining or prohibiting the Merger shall have been issued by any court or Governmental Entity and shall be in effect.

In the event of any abandonment pursuant to this Section 6.3 (other than pursuant to subparagraph 6.3(a) hereof) written notice setting forth the reasons thereof shall forthwith be given by YouChange and YCMS, if they are the abandoning party, to Earth911, or by Earth911, if it is the abandoning party, to YouChange and YCMS.  This Agreement shall be abandoned automatically if the Effective Time shall not have occurred on or before August 31, 2012, or such later date as shall have been mutually agreed to by the parties hereto under Section 6.2.

6.4            Effect of Abandonment.  If the Merger is abandoned as provided for in this Section, (a) this Agreement shall forthwith become wholly void and of no effect without liability to any party to this Agreement or to the directors, officers, representatives, and agents of any such party, and (b) YouChange, YCMS, and Earth911 shall each pay its own fees and expenses incident to the negotiation, preparation, and execution of this Agreement and the obtaining of the necessary approvals thereof, including fees and expenses of its counsel, accountants, investment bankers, and other experts.

SECTION 7.
GENERAL

7.1            Indemnity Against Finders.  Each party hereto shall indemnify and hold the other parties harmless against any claim for finders’ fees based on alleged retention of a finder by it.

7.2            Specific Performance.  Each of YouChange and YCMS, on the one hand, and Earth911, on the other hand, hereby acknowledges and agrees that the other parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by such party could not be adequately compensated by monetary damages.  Accordingly, each of YouChange and YCMS, on the one hand, and Earth911, on the other hand agrees that, in addition to any other right or remedy to which the other parties hereto may be entitled, at law or in equity, such other parties will be entitled to seek to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary, and permanent injunctive relief to prevent breaches or threatened breaches of the provisions of this Agreement, without posting any bond or other undertaking.

7.3            Controlling Law.  This Agreement, and all questions relating to its validity, interpretation, performance, and enforcement, shall be governed by and construed in accordance with the laws of the state of Delaware, notwithstanding any Delaware or other conflict-of-law provisions to the contrary.

7.4            Notices.  All notices, requests, consents, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given and received (a) if mailed by registered or certified mail, three business days after deposit in the United States mail, postage prepaid, return receipt requested; (b) upon confirmation of a receipt of a facsimile or e-mail transmission; (c) if hand delivered, upon delivery against receipt or upon refusal to accept the notice; or (d) if delivered by a standard overnight courier, one business day after deposit with such courier, postage prepaid, in each case, addressed to such party at the address set forth below:

If to YouChange or YCMS:
YouChange Holdings Corp
2708 North 68th Street, Suite 4
Scottsdale, Arizona 85257
Attention:  Jeffrey Rassás
Phone:  (480) 947-3588
Fax:  (866) 536-4044
E-mail:  jrassas@youchange.com

with a copy given in the manner
prescribed above, to:

Jeffrey R. Perry Law Firm, P.C.
7119 East Shea Boulevard
Suite 109-111
Scottsdale, Arizona 85257-6107
Attention:  Jeffrey R. Perry
Phone:  (480) 368-5441
Fax:  (866) 288-4877
E-mail:  jeff@jrperrylaw.com

If to Earth911:

Earth911, Inc.
1375 North Scottsdale Road, Suite 140
Scottsdale, Arizona 85257
Attention:  Barry Monheit
Phone:  (480) 729-6612
Fax:  (480) 889-2660
E-mail:  barry.monheit@globalalerts.com

with a copy given in the manner
prescribed above, to:

Greenberg Traurig, LLP
2375 East Camelback Road, Suite 700
Phoenix, Arizona 85016
Attention: Robert S. Kant, Esq.
Phone: (602) 445-8000
Fax: (602) 445-8100
E-mail:  kantr@gtlaw.com

Any party may alter the address to which communications or copies are to be sent by giving notice to such of change of address in conformity with the provisions of this paragraph for the giving of notice.

7.5            Binding Nature of Agreement; No Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

7.6            Entire Agreement.  This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements, or conditions, express or implied, oral or written, except as herein contained.  The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.  This Agreement may not be modified or amended other than by an agreement in writing duly executed by all parties hereto.

7.7            Severability.  If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon a determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the maximum extent possible.

7.8            Schedules.  The Schedules hereto shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.  Any matter disclosed pursuant to any Schedule (a) shall be deemed to be disclosed as to all other applicable Schedules if either (i) there is an explicit cross-reference to another Schedule, or (ii) such disclosure is reasonably apparent on its face to be applicable to any other Schedule; and (b) shall not be deemed to be an admission or representation as to the materiality of the item so disclosed.

7.9            Paragraph Headings.  The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

7.10            Gender; Construction.  Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires.  Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be understood to be followed by the words “without limitation.”  The language used in the Agreement will be construed, in all cases, according to its fair meaning, and not for or against any party hereto.  The parties acknowledge that each party has reviewed this Agreement and that rules of construction to the effect that any ambiguities are to be resolved against the drafting party will not be available in the interpretation of this Agreement.

7.11            Counterparts.  This Agreement may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

7.12            Expenses.  Each party shall pay such party’s own fees and expenses incident to the negotiation, preparation, and execution of this Agreement and the obtaining of the necessary approvals thereof, including the fees and expenses of its counsel, accountants, investment bankers, and other experts.

7.13           Non-Survival of Representations and Warranties.  None of the representations or warranties, made in or pursuant to this Agreement shall survive the Effective Time.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

YOUCHANGE HOLDINGS CORP

By: /s/ Jeffrey Rassas
Jeffrey Rassás, Chairman, Chief Executive
Officer, and President

YOUCHANGE MERGER SUBSIDIARY CORP.

By: /s/Jeffrey Rassas
Jeffrey Rassás, President and Chief Executive Officer

EARTH911, INC.

By:/s/Barry Monheit
Barry Monheit, Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

APPENDIX 1

Directors and Officers of YouChange

Directors	Class

Barry Monheit	Class I
Colt Melby	Class I
Marie Wadecki	Class II
Sheldon Epstein	Class II
Mitch Saltz, Chairman	Class III
Ronald Miller	Class III
Richard Quinn	Class III

Officers

Barry Monheit - Chief Executive Officer
Corey Lambrecht - President Earth911
Derrick Mains - President YouChange
Rick Papworth - Chief Financial Officer
Karl Zeidler - Secretary

APPENDIX 2

Parties to YouChange and YCMS Voting Agreement

YouChange Principal Stockholders

1.	Hayjour Family, L.P.

2.	Steven Phelps

3.	Victor Sibilla

4.	Eric Goldstein

5.	Janisary, LLC

6.	Roger Morrison

7.	Optimum Holdings, LLC

8.	Stockbridge Enterprises, L.P.

9.	Les Olson

10.	William Andrew Trust

YCMS Principal Stockholder

1.	YouChange

APPENDIX 3

Parties to Earth911 Voting Agreement

1.           Southwest Green Investments, L.L.C.

2.           EarthNow LLC

3.           Global Security Holdings, L.L.C.

4.           Stockbridge Enterprises, LP

5.           Corey Lambrecht

APPENDIX 4

Parties to Severance and Noncompetition Agreement

1.           Derrick Mains

2.           Dan Fogel

APPENDIX 5

Parties to Consulting Agreement

1.           Jeffrey Rassás

EXHIBIT A

Certificate of Merger

(Attached)

EXHIBIT B

Amended and Restated Articles of Incorporation

(Attached)

EXHIBIT C

Amended and Restated Bylaws

(Attached)

EXHIBIT D

YouChange and YCMS Voting Agreement

(Attached)

EXHIBIT E

Earth911 Voting Agreement

(Attached)

EXHIBIT F

Form of Severance and Noncompetition Agreement

(Attached)

EXHIBIT G

Form of Consulting Agreement

(Attached)

Execution Version

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

AMENDMENT NO.1TOAGREEMENTANDPLANOFMERGER (“Amendment”), dated as of August 22, 2012, among YouChange Holdings Corp, a Nevada corporation  (“YouChange”);  YouChange  Merger  Sub,  a  Delaware  corporation  and  wholly owned subsidiary of YouChange (“YCMS”); and Earth911, Inc., a Delaware corporation (“Earth911”).

RECITALS

WHEREAS, YouChange, YCMS, and Earth911 entered into that certain Agreement and Plan of Merger dated as of May 21, 2012 (the “Merger Agreement”);

WHEREAS, pursuant to Section 7.6 of the Merger Agreement, the Merger Agreement may be modified or amended only by an agreement in writing duly executed by all parties thereto; and

WHEREAS, YouChange, YCMS, and Earth911 desire to amend the Merger Agreement as provided below.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

AMENDMENT

1.           Section 3.2(c) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(c)           Capital Stock.   As of the date of this Agreement, Earth911 has authorized  capital  stock  consisting  of  100,000,000  shares  of  common  stock, $0.0001 par value, of which 35,102,469 shares are issued and outstanding, and 20,000,000 shares of preferred stock, $0.0001 par value, of which no shares are issued and outstanding.  As of such date, 1,350,000 shares of Earth911 Common Stock are reserved for issuance upon the exercise of outstanding Earth911 Stock Options, and 2,072,309 shares of Earth911 Common Stock are reserved for issuance  upon  the  exercise  of  outstanding  warrants.All  of  the  issued  and outstanding shares of capital stock of Earth911 and of each of its subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights.  As of the date of this Agreement, the outstanding shares of Earth911 Common Stock are owned as set forth in Schedule 3.2(c) hereto.

2.           Schedule 3.2(c) of the Earth911 Disclosure Schedules is hereby amended and restated in its entirety to read as set forth on Schedule 3.2(c) attached hereto.

3.           Section 4.3(g) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(g)           No  Issuance  by  Earth9ll  of  Shares,  Options,  or  Other Securities.  Neither Earth911 nor any subsidiary of Earth911 shall (i) issue any shares of capital stock except for the issuance of any shares of Earth911 Common Stock upon the exercise of outstanding stock options; or (ii) grant any option, warrant, instrument, or other right to purchase or to convert any obligation into shares of capital stock of Earth911.Notwithstanding the foregoing, Earth911 may  issue  shares  of  Earth911  Common  Stock  in  any  offering  to  which YouChange has consented. YouChange hereby agrees to assume and be bound by the terms and conditions of any such offering and the subscription agreements executed by Earth911 and each subscribing stockholder in connection therewith.

4.           Appendix 1 of the Merger Agreement is hereby amended and restated in its entirety to read as set forth on Appendix 1 attached hereto.

5.           Except as modified by this Amendment, the Merger Agreement shall remain in full force and effect in accordance with its terms.

6.           This Amendment, and all questions relating to its validity, interpretation, performance, and enforcement, shall be governed by and construed in accordance with the laws of the state of Delaware, notwithstanding any Delaware or other conflict-of-law provisions to the contrary.

7.           This  Amendment  may  be  executed  in  several  counterparts,  each  of  which  shall  be deemed an original and all of which shall constitute one and the same instrument.   Facsimile signatures shall be as effective as original signatures.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

YOUCHANGE HOLDINGS CORP

By:____________________________________
Jeffrey Rassas, Chairman, Chief Executive Officer, and President

YOUCHANGE MERGER SUBSIDIARY CORP.

By:____________________________________
Jeffrey Rassas, President and Chief Executive Officer

EARTH911, INC.

By:____________________________________
Barry Monheit, Chief Executive Officer

Schedule 3.2(c)

Capital Stock

Shareholder	Number of Shares
Southwest Green Investments, L.L.C.	21,706,824
Global Security Holding, L.L.C.	4,672,039
Corey Lambrecht	1,675,860
Sandra Keil	122,745
Elizabeth Bernstein	7,700
The Citizen, Inc.	10,770
Richard M. Ross	30,000
Troy Lorenz	46,153
Greg Krueger	30,000
James R. Ralph Jr. and Barbara Ralph	7,695
Philip Gomeau and Marilyn Lowe-Gomeau	7,700
Equity Trust Company Custodian FBO Troy Lorenz IRA	36,923
Bart Wiley	30,769
August M. Stoffel	15,400
John S. Kitchin	8,600
Equity Trust Company Custodian FBO Elizabeth Nelson IRA	30,000
Lannon C. Brown & Mary K. Brown	7,700
Sterne Agee & Leach as Custodian FBO Timothy Carlson IRA	7,700
Travis Kraker	10,769
Raymond & Bonita Allerdings	7,700
Lois Krueger	7,700
Kevin W. O’Keefe CGM IRA Custodian	7,692
Milbert & Betty Allerdings	7,700
Sterne Agee & Leach as IRA Custodian FBO Hubert J. Nelson IRA	7,900
The Citizen, Inc.	6,200
Thomas J. Gerrits and Peggy M. Gerrits	7,700
John A. McDonald	12,000
Sterne Agee & Leach Inc. Custodian FBO August Stoffel Roth IRA	7,700
Sterne Agee & Leach Inc. as Custodian FBO Todd Brenny IRA	7,700
Sterne Agee & Leach Inc. as Custodian FBO Robert Erickson IRA	8,200
Sterne Agee & Leach Inc. as Custodian FBO Julie Wren Roth IRA	25,000
Troy Lorenz	15,384

Shareholder	Number of Shares
Thomas L. Gonyea	7,900
Max C. Embacher	11,000
Craig W. Funk	12,000
John D. Becker	7,700
Colleen J. Zwach and Jeffrey A. Seeman	7,695
Hubert J. Nelson	7,700
Sterne Agee & Leach Inc. as Custodian FBO Julie Wren Roth IRA	5,000
Glynn Corporation	22,000
Southwest Green Investments, L.L.C.	451,692
EarthNow LLC	63,408
Global Security Holdings LLC	51,587
Corey Lambrecht	38,193
Bone Logic LLC	80,000
EarthNow LLC	5,742,671
TOTAL	35,102,469

Appendix 1

Directors and Officers of YouChange

Directors	Class

Barry Monheit	Class I
Colt Melby	Class I
Marie Wadecki	Class II
Richard Quinn	Class II
Mitch Saltz, Chairman	Class III
Ronald Miller	Class III

Officers

Barry Monheit - Chief Executive Officer and President
Rick Papworth - Chief Financial Officer and Treasurer
Karl Zeidler - Secretary

AMENDED AND RESTATED BYLAWS

OF

INFINITY RESOURCES CORP.

A Nevada Corporation

ARTICLE I: OFFICES

SECTION 1.1     Registered Office.

The registered office of Infinity Resources Corp. (the "Corporation") shall be at 1000 East William Street, Suite 204, Carson City, Nevada 89701, and the name of its registered agent at that address is Corporation Service Company.

SECTION 1.2     Principal Office.

The principal office for the transaction of the business of the Corporation shall be 1375 North Scottsdale Road, Suite 140, Scottsdale, Arizona 85257, or otherwise as set forth in a resolution adopted by the Board of Directors of the Corporation (the “Board”).

SECTION 1.3     Other Offices.

The Corporation may also have an office or offices at such other place or places, either within or without the state of Nevada, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II: MEETINGS OF STOCKHOLDERS

SECTION 2.1     Place of Meetings.

All annual meetings of stockholders and all other meetings of stockholders shall be held either at the principal office of the Corporation or at any other place within or without the state of Nevada that may be designated by the Board pursuant to authority hereinafter granted to the Board.

SECTION 2.2     Annual Meetings.

Annual meetings of stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly come before such meetings may be held at such time and place and on such date as designated by the Board.

SECTION 2.3     Special Meetings.

A special meeting of the stockholders for the transaction of any proper business may be called at any time exclusively by the Board or the Chairman, and may not be called by any other person or persons, to be held at such date and time as shall be designated in the notice or waiver of notice thereof.  Only business within the purposes described in the Corporation’s notice of stockholders’ meetings may be conducted at the special meeting.

SECTION 2.4      Notice of Meetings.

Except as otherwise required by law, the Corporation’s Articles of Incorporation, or these Bylaws, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to such stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to such stockholder at such stockholder's post office address furnished by such stockholder to the Secretary of the Corporation for such purpose, or, if such stockholder shall not have furnished an address to the Secretary for such purpose, then at such stockholder's post office address last known to the Secretary, or by transmitting a notice thereof to such stockholder at such address by telegraph, cable, email, wireless or facsimile. Except as otherwise expressly required by law, no publication of any notice of a meeting of stockholders shall be required.

Every notice of a meeting of stockholders shall state the place, date, and hour of the meeting and shall also state, (i) in the case of a special meeting, the purpose for which the meeting is called, or (ii) in the case of the annual meeting, those matters which the Board, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election. If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the Articles of Incorporation, (iii) a reorganization of the Corporation, (iv) dissolution of the Corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

Notice of any meeting of stockholders shall not be required to be given to any stockholder to whom notice may be omitted pursuant to applicable Nevada law or who shall have waived such notice, and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

SECTION 2.5     Quorum.

Except as otherwise required by law, the Articles of Incorporation, or these Bylaws the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of stockholders of the Corporation or any adjournment thereof. Subject to the requirement of a larger percentage vote, if any, contained in the Articles of Incorporation, these Bylaws, or by statute, the stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding any withdrawal of stockholders that may leave less than a quorum remaining, if any action taken (other than adjournment) is approved by the vote of at least a majority in voting interest of the shares required to constitute a quorum.

SECTION 2.6      Adjourned Meeting and Notice Thereof.

In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof, and the means of remote communications, if any, are announced at a meeting at which the adjournment is taken. If the adjournment is for more than sixty (60) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record as of the new record date. At any such adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 2.7     Organization.

Meetings of stockholders shall be presided over by the Chairman, if any, or in his or her absence, by the Chief Executive Officer, if any, or in his or her absence, by the President, or in his or her absence, by a vice president, or in the absence of the foregoing persons, by a chairman designated by the Board, or in the absence of such designation, by a chairman chosen at the meeting.  The Secretary of the Corporation shall act as secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.

SECTION 2.8     Voting.

(A) Each stockholder shall, at each meeting of stockholders, be entitled to vote, in the manner prescribed by the Corporation's Articles of Incorporation, in person or by proxy each share of the stock of the Corporation that has voting rights on the matter in question and that shall have been held by such stockholder and registered in such stockholder's name on the books of the Corporation:

(i) on the date fixed pursuant to Section 6.4 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

(ii) if no such record date shall have been so fixed, then (a) at the close of business on the business day next preceding the day upon which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the business day next preceding the day upon which the meeting shall be held.

(B) Shares of the Corporation's own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee's proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the Nevada Revised Statutes, as the same exists or may hereafter be amended (the "NRS").

(C) At any meeting of stockholders at which a quorum is present, all matters, except as otherwise provided in the Articles of Incorporation, in these Bylaws, or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon. Every stockholder of record of the Corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the Corporation. The vote at any meeting of stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, if there be such proxy, and it shall state the number of shares voted.

SECTION 2.9     Proxies.

Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the Corporation.  A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, or otherwise) by the stockholder or the stockholder’s attorney in fact.  A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless, and only as long as, it is coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution.  Subject to the above and the provisions of Section 78.355 of the General Corporation Law of the state of Nevada, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Corporation.

SECTION 2.10   Inspectors of Election.

Prior to each meeting of stockholders, the Chairman of such meeting shall appoint an inspector(s) of election to act with respect to any vote. Each inspector of election so appointed shall first subscribe an oath faithfully to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of such inspector of election's ability. Such inspector(s) of election shall decide upon the qualification of the voters and shall certify and report the number of shares represented at the meeting and entitled to vote on any question, determine the number of votes entitled to be cast by each share, shall conduct the vote and, when the voting is completed, accept the votes and ascertain and report the number of shares voted respectively for and against each question, and determine, and retain for a reasonable period a record of the disposition of, any challenge made to any determination made by such inspector(s) of election. Reports of inspector(s) of election shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The inspector(s) of election need not be stockholders of the Corporation, and any officer of the Corporation may be an inspector(s) of election on any question other than a vote for or against a proposal in which such officer shall have a material interest. The inspector(s) of election may appoint or retain other persons or entities to assist the inspector(s) of election in the performance of the duties of the inspector(s) of election.

SECTION 2.11   Advance Notice of Stockholder Proposals and Stockholder Nominations.

Nominations of persons for election to the Board of the Corporation and the proposal of business to be considered by the stockholders may be made at any meeting of stockholders only (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board, or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in these Bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.11.

To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date or if the Corporation has not previously held an annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.  In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a stockholder's notice as described above.

Such stockholder's notice shall set forth the following: (I) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor thereto) (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (b) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated, (c) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice, (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, and (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board; (II) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (III) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, and (b) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.  In addition, the stockholder making such proposal shall promptly provide any other information reasonably requested by the Corporation. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this Section 2.11. The Chairman of any such meeting shall direct that any nomination or business not properly brought before the meeting shall not be considered.

SECTION 2.12   Action Without Meeting.

Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may, if such action has been earlier approved by the Board, be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III: BOARD OF DIRECTORS

SECTION 3.1     General Powers.

Subject to any requirements in the Articles of Incorporation, these Bylaws, or of the General Corporation Law of the state of Nevada as to action which must be authorized or approved by the stockholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be under the direction of, the Board to the fullest extent permitted by law. Without limiting the generality of the foregoing, it is hereby expressly declared that the Board shall have the power and authority to:

(A) select and remove all the officers, agents, and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, the Articles of Incorporation, or these Bylaws, fix their compensation, and require from them security for faithful service;

(B) conduct, manage, and control the affairs and business of the Corporation, and make such rules and regulations therefor not inconsistent with law, the Articles of Incorporation, or these Bylaws, as it may deem best;

(C) change the location of the registered office of the Corporation in Section 1.1 hereof; change the principal office for the transaction of the business of the Corporation from one location to another as provided in Section 1.2 hereof; fix and locate from time to time one or more offices of the Corporation within or without the state of Nevada as provided in Section 1.3 hereof; designate any place within or without the state of Nevada for the holding of any meeting or meetings of stockholders; and adopt, make, and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time, and in its judgment as it may deem best, provided such seal and such certificate shall at all times comply with the provisions of law;

(D) authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such considerations as may be lawful;

(E) borrow money and incur indebtedness for the purposes of the Corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, and securities therefor; and

(F) by resolution adopted by a majority of the whole Board, designate an executive and other committees of the Board, each consisting of one or more directors, to serve at the pleasure of the Board, and prescribe the manner in which proceedings of such committee or committees shall be conducted.

SECTION 3.2     Number and Term of Office.

(A) The number of authorized directors shall from time to time be set by resolution of the Board.  Each of the directors of the Corporation shall hold office for the full term and until his successor shall have been duly elected and shall qualify, or until his earlier death or disqualification, or until he shall resign or shall have been removed in the manner hereinafter provided.  A director need not be a resident of the state of Nevada or a stockholder of the Corporation.

SECTION 3.3     Organization.

Meetings of the Board shall be presided over by the Chairman, if any, or in his or her absence, by the vice chairman of the Board, if any, or in his or her absence, by the Chief Executive Officer, or in the absence of the foregoing persons, by a chairman chosen at the meeting.  The Secretary shall act as the secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.

SECTION 3.4     Election of Directors.

At each annual meeting of stockholders, directors of each class, the term of which shall then expire, shall be elected to serve for a three-year term, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the next election of the class for which such director shall have been chosen and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these Bylaws.

SECTION 3.5     Resignation and Removal of Directors.

Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, it shall take effect immediately upon receipt, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. To the extent allowed by law, any person who serves as a director and is also an employee of the Corporation shall resign if that person is no longer an employee by giving written notice to the Corporation.  The Board may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony.  Any or all of the directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote.

SECTION 3.6     Vacancies.

Except as otherwise provided in the Articles of Incorporation, as amended, if a vacancy occurs on the Board from whatever cause, including a vacancy resulting from death, resignation, removal, increase in the number of Directors, or otherwise, the Board may fill the vacancy, or, if the directors in office constitute less than a quorum of the Board, they may fill the vacancy by the affirmative vote of a majority of the remaining directors then in office. The stockholders may fill a vacancy only if there are no Directors in office. A Director elected to fill a vacancy shall serve until the next election of the class for which such director shall have been chosen and until a successor has been duly elected and qualified. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

SECTION 3.7     Place of Meeting.

The Board or any committee thereof may hold any of its meetings at such place or places within or without the state of Nevada as the Board or such committee may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any committee thereof by means of conference telephone, electronic communications, videoconferencing, or other available technology or similar communications, so long as all directors participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

SECTION 3.8      Regular Meetings.

Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine.

SECTION 3.9     Special Meetings.

Special meetings of the Board for any purpose or purposes shall be called at any time by the Chairman of the Board, the Chief Executive Officer, the President, or any two members of the Board. Except as otherwise provided by law or by these Bylaws, written notice of the time and place of special meetings shall be delivered personally or by electronic mail, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to such director at such director's address as it is shown upon the records of the Corporation, or, if it is not so shown on such records and is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally or by electronic mail as above provided, it shall be delivered at least 24 hours prior to the time of the holding of the meeting. Such mailing, delivery or electronic mail transmission as above provided shall be due, legal, and personal notice to such director. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 3.10   Quorum and Manner of Acting.

Except as otherwise provided in these Bylaws, the Articles of Incorporation, or by applicable law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present, subject to the provisions of Section 78.140 (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 78.125 (appointment of committees), and Section 78.751 (indemnification of directors) of the General Corporation Law of the state of Nevada. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.

SECTION 3.11   Action by Unanimous Written Consent.

Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing is given thereto by all members of the Board or of such committee, as the case may be, and such consent is filed with the minutes of proceedings of the Board or of such committee.

SECTION 3.12   Compensation.

Directors, whether or not employees of the Corporation or any of its subsidiaries, may receive an annual fee for their services as directors in an amount fixed by resolution of the Board plus other compensation, including options to acquire capital stock of the Corporation, in an amount and of a type fixed by resolution of the Board, and, in addition, a fixed fee, with or without expenses of attendance, may be allowed by resolution of the Board for attendance at each meeting, including each meeting of a committee of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

SECTION 3.13   Committees.

The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and subject to any restrictions or limitations on the delegation of power and authority imposed by applicable law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. Unless the Board or these Bylaws shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by the chairman of the committee or by any two members thereof; otherwise, the provisions of these Bylaws with respect to notice and conduct of meetings of the Board shall govern.

SECTION 3.14   Affiliated Transactions.

Notwithstanding any other provision of these Bylaws, each transaction, or, if an individual transaction constitutes a part of a series of transactions, each series of transactions, proposed to be entered into between the Corporation, on the one hand, and any affiliate of the Corporation, on the other hand, must be approved by the Board.  For the purposes of this Section 3.14, (a) "affiliate" shall mean (i) any person that, directly or indirectly, controls or is controlled by or is under common control with the Corporation, (ii) any other person that owns, beneficially, directly or indirectly, twenty percent (20%) or more of the outstanding capital shares, shares or equity interests of the Corporation, or (iii) any officer or director of the Corporation; (b) "person" shall mean and include individuals, corporations, general and limited partnerships, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof; and (c) "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests, or other equity interests.

ARTICLE IV: OFFICERS

SECTION 4.1     Officers.

The officers of the Corporation shall be a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer, a Treasurer. The Corporation may also have one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 4.3 hereof. Any two or more offices may be held by the same person.

SECTION 4.2     Election.

The officers of the Corporation, except such officers as may be appointed or elected in accordance with the provisions of Sections 4.3 or 4.5 hereof, shall be chosen annually by the Board at the first meeting thereof after the annual meeting of stockholders, and each officer shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

SECTION 4.3     Other Officers.

In addition to the officers chosen annually by the Board at its first meeting, the Board also may appoint or elect such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time specify, and shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer's successor shall be elected and qualified.

SECTION 4.4     Removal and Resignation.

Except as provided by NRS Section 141(k), any officer may be removed, either with or without cause, by resolution of the Board, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any officer or assistant may resign at any time by giving written notice of his resignation to the Board or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time is not specified, upon receipt thereof by the Board or the Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 4.5     Vacancies.

A vacancy in any office because of death, resignation, removal, disqualification, or any other cause may be filled by the vote of the majority of the directors present at any meeting in which a quorum is present, or pursuant to Section 3.11 of these Bylaws.

SECTION 4.6     Powers and Duties of Executive Officers.

The officers of the Corporation shall have such powers and duties in the management of the Corporation as ay be prescribed by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE V: CORPORATE INSTRUMENTS, CHECKS,

DRAFTS, BANK ACCOUNTS, ETC.

SECTION 5.1     Execution of Corporate Instruments.

The Board may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation without limitation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. Such authority may be general or confined to specific instances, and unless so authorized by the Board or by these Bylaws, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

SECTION 5.2     Checks, Drafts, Evidence of Indebtedness.

All checks, drafts, or other orders for payment of money, notes, or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board.

SECTION 5.3     Deposits.

All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign, and deliver checks, drafts, and other orders for the payment of money which are payable to the order of the Corporation.

SECTION 5.4     General and Special Bank Accounts.

The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies, or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI: SHARES AND THEIR TRANSFER

SECTION 6.1     Stock Certificates.

Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under the General Corporation Law of the state of Nevada. Each stockholder, upon written request to the transfer agent or registrar of the Corporation, shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board. Such certificate shall be numbered in the order in which they shall be issued and shall bear the Corporation seal and shall be signed by the Chairman of the Board or the President or a Vice President and by the Treasurer or an assistant treasurer or the Secretary or an assistant secretary. The Corporation seal and the signatures by Corporation officers may be facsimiles if the certificate is manually countersigned by an authorized person on behalf of a transfer agent or registrar other than the Corporation or its employee. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar were such officer, transfer agent, or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law. The Corporation shall keep at its principal office, or at the office of its transfer agent or registrar, if either be appointed as determined by resolution of the Board, a record of the respective names and addresses of the persons, firms, or corporations owning the stock represented by such certificates, the number and class or series of shares represented by such certificates, respectively, and the respective dates thereof, and in the case of cancellation, the respective dates of cancellation.

SECTION 6.2     Transfers.

Subject to any restrictions on transfer and unless otherwise provided by the Board, shares of stock may be transferred only on the books of the Corporation, if such shares are certificated, by the surrender to the Corporation or its transfer agent of the certificate therefore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, or upon proper instructions from the holder of uncertificated shares, in each case with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

SECTION 6. 3    Record Holders.

Except as may otherwise be required by law, by the Articles of Incorporation, or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge, or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws.

It shall be the duty of each stockholder to notify the Corporation of his, her, or its post office address and any changes thereto.

SECTION 6.4     Record Date.

For purposes of determining the stockholders entitled to receive notice of or to vote at any meeting of stockholders or any adjournments thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall be not more than sixty (60) nor less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to any other action, and in such case, only stockholders of record on such record date shall be so entitled, notwithstanding any transfer of stock on the books of the Corporation after the record date, except as otherwise required by law.

If no record date is fixed (i) the record date for determining stockholders entitled to receive notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board has been taken, shall be the day on which the first written consent is expressed; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

SECTION 6. 5    Replacement of Stock Certificates.

In case of the alleged loss, destruction, or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Board may prescribe; provided, however, that if such shares have ceased to be certificated, a new certificate shall be issued only upon written request to the transfer agent or registrar of the Corporation.

SECTION 6.6     Regulations.

The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

ARTICLE VII: INDEMNIFICATION

SECTION 7.1     Actions Other than by the Corporation.

The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit, or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

SECTION 7.2     Actions by the Corporation.

The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation.  Indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

SECTION 7.3     Successful Defense.

To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 7.1 and 7.2, or in defense of any claim, issue, or matter therein, he must be indemnified by the Corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

SECTION 7.4     Required Approval.

Any indemnification under Sections 7.1 and 7.2, unless ordered by a court or advanced pursuant to Section 7.5, must be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances.  The determination must be made:

(a)           By the stockholders;

(b)           By the Board majority vote of a quorum consisting of directors who were not parties to the act, suit, or proceeding;

(c)           If a majority vote of a quorum consisting of directors who were not parties to the act, suit, or proceeding so orders, by independent legal counsel in a written opinion; or

(d)           If a quorum consisting of directors who were not parties to the act, suit, or proceeding cannot be obtained, by independent legal counsel in a written opinion.

SECTION 7.5     Advance of Expenses.

The Articles of Incorporation, the Bylaws, or an agreement made by the Corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit, or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation.  The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

SECTION 7.6     Other Rights.

The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VII:

(a)           Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any Bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 7.2 or for the advancement of expenses made pursuant to Section 7.5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud, or a knowing violation of the law and was material to the cause of action.

(b)           Continues for a person who has ceased to be a director, officer, employee, or agent and inures to the benefit of the heirs, executors, and administrators of such a person.

SECTION 7.7     Claims.

If a claim for indemnification (following the final disposition of the relevant proceeding) or payment of expenses under this Article VII is not paid in full within thirty (30) days after a written claim therefor by the indemnitee has been received by the Corporation, the indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim.  In any such action, the Corporation shall have the burden of proving that the indemnitee was not entitled to the requested indemnification or payment of expenses under applicable law.

SECTION 7.8     Other Indemnification.

The Corporation's obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit enterprise.

SECTION 7.9     Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

SECTION 7.10   Reliance on Provisions.

Each person who shall act as an authorized representative of the Corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article VII.

SECTION 7.11   Severability.

If any of the provisions of this Article VII are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article VII shall remain in full force and effect.

SECTION 7.12   Retroactive Effect.

To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VII shall apply to acts and actions occurring or in progress prior to its adoption by the Board.

SECTION 7.13   Other Indemnification and Prepayment of Expenses.

This Article VII shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than those discussed in this Article VII when and as authorized by appropriate corporate action.

ARTICLE VIII: MISCELLANEOUS

SECTION 8.1     Seal.

The Board shall adopt a corporate seal, which shall be in the form set forth in a resolution approved by the Board.

SECTION 8.2     Waiver of Notices.

Whenever notice is required to be given by these Bylaws or the Articles of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

SECTION 8.3     Fiscal Year.

The fiscal year of the Corporation shall be fixed by resolution of the Board.

SECTION 8.4     Amendments.

Except as otherwise provided herein, by law, or in the Articles of Incorporation, these Bylaws or any of them may be altered, amended, repealed, or rescinded and new Bylaws may be adopted by the Board or by the stockholders at any annual or special meeting of stockholders, provided that notice of such proposed alteration, amendment, repeal, recession, or adoption is given in the notice of such meeting of stockholders.

CERTIFICATE OF SECRETARY OF ADOPTION OF AMENDED AND RESTATED BYLAWS

I, the undersigned, do hereby certify:

That I am the Secretary of Infinity Resources Corp., a Nevada corporation, that the foregoing Bylaws constitute the Bylaws of said corporation as duly adopted by the Board of Directors of the corporation on ________ __, 2012.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation on this ____ day of  ____ 2012.

By:________________________________
Karl Zeidler, Secretary

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

OF

INFINITY RESOURCES CORP.

1.      Name.  The name of the corporation is Infinity Resources Corp. (the “Corporation”).

2.      Purpose.  The purpose for which this Corporation is organized is the transaction of any lawful business for which corporations may be incorporated under the laws of Nevada, as they may be amended from time to time.

3.      Total Shares Authorized to Issue.  The Corporation is authorized to issue two classes of stock to be designated as “Common Stock” and “Preferred Stock,”  The total number of shares of Common Stock which the Corporation is authorized to issue is One Hundred Million (100,000,000) shares, par value $0.001 per share.  The total number of shares of Preferred Stock which this Corporation is authorized to issue is Ten Million Shares (10,000,000) shares, par value $0.001 per share, to be designated in classes or series and the number of each class or series and the voting powers, designations, preferences, limitations, restrictions, relative rights, and distinguishing designation of each class or series of stock as the Board of Directors shall determine in its sole discretion.

Upon the effectiveness of these Amended and Restated Articles of Incorporation (the “Effective Date”), each five (5) shares of Common Stock, par value $0.001, of this Corporation’s issued and outstanding Common Stock at the close of business on the Effective Date shall be converted into one (1) share of fully paid and nonassessable Common Stock of the Corporation, without change in the aggregate number of shares of Common Stock the Corporation shall be authorized to issue pursuant to this Article 3.  Each stockholder (the “Qualifying Stockholders”) who would be entitled to a fraction of a share of Common Stock as a result of the conversion (the “Share Fraction”) will not be issued a certificate for such Share Fraction but in exchange for the cancellation of their Share Fraction each Qualifying Stockholder will receive one (1) share of fully paid and nonassessable Common Stock.

4.      Known Place of Business.  The street address of the known place of business of the Corporation is 1375 North Scottsdale Road, Suite 140, Scottsdale, Arizona 85257.

5.      Statutory Agent.  The name and address of the statutory agent of the Corporation is Corporation Service Company, 1000 East William Street, Suite 204, Carson City, Nevada 89701.

6.      Board of Directors.  The business and affairs of the Corporation shall be conducted by a Board of Directors.  The number of directors of the Corporation shall be fixed as set forth in the bylaws of the Corporation and may be increased or decreased from time to time by resolution of the Board of Directors.  The Board of Directors shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II, and Class III.  Class I directors shall initially serve until the 2013 meeting of stockholders; Class II directors shall initially serve until the 2014 meeting of stockholders; and Class III directors shall initially serve until the 2015 meeting of stockholders.  Commencing with the annual meeting of stockholders in 2013, directors of each class, the term of which shall then expire, shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. In the case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible.  Any director chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified or until their earlier death, resignation, disqualification, or removal.

7.      Limitation of Liability.  To the fullest extent permitted by the Nevada Revised Statutes, as the same exist or may hereafter be amended, a director or officer of the Corporation shall not be liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer, unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer and his breach of those duties involved intentional misconduct, fraud, or a knowing violation of law.  No repeal, amendment, or modification of this article, whether direct or indirect, shall eliminate or reduce its effect with respect to any act or omission of a director or officer of the Corporation occurring prior to such repeal, amendment, or modification.

8.      Amendments.  The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

EXECUTED this _________ day of July 2012 by the Incorporator.

Signed: _______________________

Jeffrey I. Rassas, President & CEO

Acceptance of Appointment by Statutory Agent

The undersigned hereby acknowledges and accepts the appointment as statutory agent of the above-named corporation effective this __________ day of July 2012.

Corporation Service Company

Signed: _________________________

Name: __________________________

Title: ___________________________